Filed pursuant to Rule 497
Registration Nos. 333-185559 and 333-186454

Prospectus

4,750,000 Shares
Common Stock

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. In addition to our middle market investment business, our wholly-owned portfolio companies, Katonah Debt Advisors, L.L.C., Trimaran Advisors, L.L.C., and related affiliates controlled by us (collectively, our “Asset Manager Affiliates”), manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of our Asset Manager Affiliates.

We are offering 4,750,000 shares of common stock, including approximately 200,000 shares to be offered to one of our directors. Our common stock is traded on the NASDAQ Global Select Market under the symbol “KCAP.” On February 1, 2013, the last reported sales price on the NASDAQ Global Select Market for our common stock was $10.32 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of September 30, 2012 was $7.82.

Please read this prospectus before investing and keep it for future reference. This prospectus contains important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone at (212) 455-8300, or on our website at http://www.kcapinc.com. The information on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Shares of closed-end investment companies such as ours frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. In this regard, on June 22, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for an approximate one year period. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Sales of Common Stock Below Net Asset Value” in this prospectus

Investing in common stock is speculative and involves numerous risks, including the risks associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if either this prospectus or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total
Public offering price	$9.75		$46,224,750	(3)
Underwriting discount (sales load)(1)	$0.43875		$1,996,313
Proceeds to us before expenses(2)	$9.31125	(4)	$44,228,437

(1)	No underwriting discount (sales load) will be paid in the case of the 200,000 shares expected to be sold to one member of our board of directors in connection with this offering. As a result, the director will purchase shares of our common stock in this offering from us at a price per share equal to the public offering price per share net of the underwriting discount (sales load).
(2)	Before deducting expenses payable by us related to this offering, estimated at $300,000.
(3)	This total includes the sale of 200,000 shares expected to be sold by us directly to one member of our board of directors at a price per share equal to the public offering price per share net of the underwriting discount (sales load).
(4)	This figure reflects the fact that no underwriting discount (sales load) will be paid on the 200,000 shares expected to be sold by us directly to one member of our board of directors.

We have granted the underwriters an option, exercisable at any time until 30 days after the date of this prospectus, to purchase up to 682,500 additional shares of our common stock.

The underwriters expect to deliver the shares on or about February 8, 2013.

Barclays	Stifel

Janney Montgomery Scott	JMP Securities

Ladenburg Thalmann & Co. Inc.	Wunderlich Securities

The date of this prospectus is February 5, 2013.

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of the date of this prospectus, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of KCAP Financial, Inc. have not changed since the date hereof or thereof. We will update the information in these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospectus may have changed since then.

KCAP Financial, Inc., our logo and other trademarks of KCAP Financial, Inc., mentioned in this prospectus are the property of KCAP Financial, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, the terms the “Company,” “KCAP Financial,” “we,” “us” and “our” refer to KCAP Financial, Inc., in each case together with our wholly-owned portfolio companies Katonah Debt Advisors, L.L.C. and Trimaran Advisors, L.L.C. “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C. and related affiliates controlled by us. “Trimaran Advisors” refers to Trimaran Advisors, L.L.C. and related affiliates controlled by us.

Overview

We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, Katonah Debt Advisors and Trimaran Advisors (collectively, our “Asset Manager Affiliates”), our wholly-owned portfolio companies, each manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. Each of Katonah Debt Advisors and Trimaran Advisors are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investments in the asset management businesses of our Asset Manager Affiliates. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may invest in debt and equity securities issued by the CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

We seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer.

We were formed in August 2006. In December 2006, we completed our initial public offering (“IPO”), which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock in exchange for the ownership interests of Katonah Debt Advisors and in securities issued by the CLO Funds managed by Katonah Debt Advisors and two other asset managers. On February 29, 2012, we purchased Trimaran Advisors, a CLO manager similar to Katonah Debt Advisors. Contemporaneously with the acquisition of Trimaran Advisors, we acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors. As of September 30, 2012, Katonah Debt Advisors and Trimaran Advisors had approximately $3.3 billion of par value assets under management. Katonah Debt Advisors and Trimaran Advisors are each managed independently from us by separate management teams and investment committees.

Including employees of our Asset Manager Affiliates, we employ an experienced team of 13 investment professionals and 27 total staff members. Dayl W. Pearson, our President and Chief Executive Officer and one

of our directors, has been in the financial services industry for over 33 years. During the past 20 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer, has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. Edward U. Gilpin, our Chief Financial Officer, Secretary and Treasurer, has significant experience in overseeing the financial reporting for asset management businesses, including the fair value accounting of CLO securities owned by them.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Because we are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The 1940 Act also generally prohibits us from declaring any cash dividend or distribution on any class of our capital stock if our asset coverage is below 200% at the time of the declaration of the dividend or distribution.

In addition, under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the “Audit and Accounting Guide for Investment Companies” issued by the American Institute of Certified Public Accountants (the “AICPA Guide”), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or realized capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

Recent Developments

On December 20, 2012, Trimaran Advisors, L.L.C. closed a $415 million CLO fund of leveraged loans and high yield bonds. Trimaran Advisors is the collateral manager for this fund and we invested approximately $12.7 million in tranches of junior notes ($3.8 million in the single-B-rated tranche and $8.9 million in the subordinated notes) issued by the CLO fund in connection with the transaction. Trimaran Advisors will receive a contractual and recurring asset management fee based on the par value of the loans and bonds held by the CLO fund and may receive an incentive fee if the CLO fund achieves a minimum designated return on investment.

On December 14, 2012, our Board of Directors declared a quarterly cash dividend of $0.28 per share of common stock for the quarter ended December 31, 2012. The dividend was paid on January 28, 2013 to shareholders of record at the close of business as of December 28, 2012.

On December 14, 2012, the Board of Directors approved bonuses for the 2012 fiscal year, as well as the base salaries for the 2013 fiscal year, for the Company’s named executive officers, each as recommended by the Compensation Committee. In addition, the Board of Directors approved a proposal to allow the Company to pay the 2012 bonuses in December of 2012, rather than January of 2013, at the named executive officer’s election. In connection with the foregoing, Dayl W. Pearson received a bonus of $1,000,000 for the 2012 fiscal year and his base salary for the 2013 fiscal year was increased to $500,000; R. Jon Corless received a bonus of $275,000 for the 2012 fiscal year and his base salary for the 2013 fiscal year was increased to $275,000; Daniel P. Gilligan received a bonus of $150,000 for the 2012 fiscal year and his base salary for the 2013 fiscal year was increased to $200,000; and Edward U. Gilpin received a bonus of $400,000 for the 2012 fiscal year and his base salary for the 2013 fiscal year was increased to $350,000. Each of the named executive officers elected to receive their 2012 bonuses in December of 2012.

In November 2012, we reached a final settlement with the SEC to resolve the previously disclosed SEC investigation into the 2008 and 2009 valuations of certain of our investments and the valuation methodology and procedures used by us to value our investments prior to 2010. Under the terms of the settlement, we will not pay any penalty or other monetary amounts. The SEC also reached settlements with two current and one former executive officer of the Company, who each agreed to pay certain civil monetary penalties.

In November 2012, Jeff Knopping joined the Company as a Managing Director to lead deal origination activities. Mr. Knopping’s focus will be on expanding the Company’s lending activities with middle market companies by sourcing and structuring both senior and junior capital across a variety of industries.

In October 2012, we sold $41.4 million in aggregate principal amount of 7.375% senior unsecured notes due 2019 (the “Senior Notes”). The senior Notes mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after September 30, 2015. The Senior Notes bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

Investment Portfolio

Our investment portfolio generates net investment income, which is generally used to pay principal and interest on our borrowings and to fund our dividends. Our investment portfolio consists of three primary components: debt securities, CLO fund securities and our investment in our wholly owned Asset Manager Affiliates. As of September 30, 2012, we also had investments in equity securities of approximately $6.9 million, which comprises approximately 3% of our investment portfolio. The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Through our middle market investment business, we invest in senior secured loans, mezzanine debt and, to a lesser extent, equity of middle market companies in a variety of industries. We target middle market companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of the CLO Funds, distressed debt or equity securities of public companies. In this regard, we typically make a minority investment in the subordinated securities or preferred stock of the CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by the CLO Funds managed by other asset management companies. The CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt.

Our Asset Manager Affiliates are our wholly-owned asset management companies that manage CLO Funds that invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of

September 30, 2012, our Asset Manager Affiliates had approximately $3.3 billion of par value of assets under management on which they earn management fees, and were valued at approximately $74 million.

We expect to continue to benefit from our ownership of our Asset Manager Affiliates in four ways. First, by working with the investment professionals at our Asset Manager Affiliates, we have multiple sources of investment opportunities. Second, the experienced team of credit analysts at our Asset Manager Affiliates, have specializations covering more than 20 industry groups and they assist us in reviewing potential investments and monitoring our portfolio. Third, we may continue to make investments in the CLO Funds or other funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. Fourth, we expect to continue to receive distributions of recurring fee income and the potential to generate capital appreciation from our investment in our Asset Manager Affiliates as the platform grows.

As the managers of the CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which its fee income exceeds its operating expenses.

The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The annual management fees our Asset Manager Affiliates receive have two components — a senior management fee and a subordinated management fee. Currently, all of the CLO Funds managed by Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

In future years, our Asset Manager Affiliates may receive accrued incentive fees from the CLO Funds they manage provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Subject to market conditions, we expect to continue to make investments in the CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and, if debt markets stabilize and recover, to generate capital appreciation from our investment in the asset management business of our Asset Manager Affiliates.

Below are summary attributes for each of our primary investment portfolio components as of and for the nine months ended September 30, 2012:

Debt Securities

•	represent approximately 45% of total investment portfolio;
•	represent credit instruments issued by corporate borrowers;
•	primarily senior secured and junior secured loans (49% and 27% of debt securities, respectively);
•	spread across 24 different industries and 53 different entities;
•	average balance per investment of approximately $3 million;
•	all but five issuers (representing less than 1% of total investments at fair value) are current on their debt service obligations; and
•	weighted average interest rate of 8.1% on income producing debt investments.

CLO Fund Securities (as of the last monthly trustee report prior to September 30, 2012 unless otherwise specified)

•	represent approximately 22% of total assets at September 30, 2012;
•	87% of CLO Fund securities represent investments in subordinated securities or equity securities issued by the CLO Funds and 13% of CLO Fund securities are rated notes;
•	all of the CLO Funds invest primarily in credit instruments issued by corporate borrowers;
•	13 different CLO Fund securities; 10 of such CLO Fund securities are managed by our Asset Manager Affiliates; and
•	two CLO Fund securities, not managed by our Asset Manager Affiliates, representing a fair value of $1.5 million, are not currently providing a dividend payment to us.

Asset Manager Affiliates

•	represent approximately 24% of the fair value of total assets;
•	represent our 100% ownership of the equity interest of two profitable CLO Fund managers focused on corporate credit investing;
•	have approximately $3.3 billion of assets under management;
•	receive contractual and recurring asset management fees based on par value of managed investments;
•	may receive an incentive fee provided that the CLO Fund achieves a minimum designated return on investment;
•	dividends paid by Asset Manager Affiliates are recognized as dividend income from affiliate asset managers in our statement of operations and are an additional source of income to pay our dividend;
•	for the nine months ended September 30, 2012, our Asset Manager Affiliates had EBITDA of approximately $3 million; and
•	for the nine months ended September 30, 2012, our Asset Manager Affiliates made a distribution of approximately $2,950,000 to the Company in the form of a dividend which is recognized as current earnings to the Company.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

•	Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
•	Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships.
•	Disciplined investment process. We employ a rigorous credit review and due diligence process which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables.

•	Investments in a wide variety of portfolio companies in a number of different industries. Our investment portfolio (excluding our investments in our Asset Manager Affiliates and CLO Fund securities) is spread across 24 different industries and 53 different entities with an average balance per investment of approximately $3 million.
•	Significant equity ownership and alignment of incentives. Our senior management team and the senior management team of our Asset Manager Affiliates together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

RISK FACTORS

Investing in us involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in us. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 15.

Risks Related to Our Business and Structure

•	The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.
•	We are dependent upon our senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities.
•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.
•	We may incur losses as a result of “first loss” agreements into which we or our Asset Manager Affiliates may in the future enter into in connection with warehousing credit arrangements which we may put in place prior to raising a CLO Fund and pursuant to which we would typically agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.
•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available to make distributions.
•	We may experience fluctuations in our quarterly and annual operating results and credit spreads.
•	We are exposed to risks associated with changes in interest rates and spreads.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	All of the investments originated with funds drawn under our $30 million financing facility with Credit Suisse AG (the “Facility”) will be subject to security interests under Facility and if we default on our obligations thereunder, we may suffer adverse consequences, including the lender foreclosing on those investments. In addition, we have pledged and granted a security interest to the lender under the Facility in our right, title and interest in, to and under the senior management fees and subordinated management fees paid to us by certain CLO Funds managed by Trimaran Advisors.
•	Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.
•	Pending legislation may allow us to incur additional leverage.

•	If market constraints prevent us from obtaining debt or additional equity capital, our liquidity could be adversely affected, our business prospects could be negatively impacted, we could lose key employees and our operating results could be negatively affected.
•	Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.
•	We may from time to time expand our business through acquisitions, which could disrupt our business and harm our financial condition.
•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
•	Our businesses may be adversely affected by litigation and regulatory proceedings.
•	A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
•	Changes in the laws or regulations governing our business and the business of our Asset Manager Affiliates, or changes in the interpretations thereof, and any failure by us or our Asset Manager Affiliates to comply with these laws or regulations, could negatively affect the profitability of our operations.
•	If we do not invest a sufficient portion of our assets in “qualifying assets,” or comply with certain exemptive relief granted by the SEC, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
•	We will be subject to corporate-level U.S. federal income taxes if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.

Risks Related to Our Investments

•	Our investments may be risky, and you could lose all or part of your investment.
•	Our portfolio investments for which there is no readily available market, including our investment in our Asset Manager Affiliates and our investments in CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
•	Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.
•	Defaults by our portfolio companies could harm our operating results.
•	When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.
•	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.
•	Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.

•	Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•	Our investments in equity securities involve a substantial degree of risk.
•	The lack of liquidity in our investments may adversely affect our business.
•	We may not receive all or a portion of the income we expect to continue to receive from our Asset Manager Affiliates.
•	We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

Risks Related this Offering and Our Common Stock

•	There is a risk that investors in our shares of common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
•	Investing in shares of our common stock may involve an above average degree of risk.
•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following this offering.
•	We may allocate the net proceeds from this offering in ways with which you may not agree.
•	Our share price may be volatile and may fluctuate substantially.
•	If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.
•	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our Corporate Information

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kcapinc.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common Stock Offered
We are offering 4,550,000 shares of our common stock through a group of underwriters. To the extent that the underwriters sell more than 4,550,000 shares of our common stock, the underwriters have the option to purchase up to an additional 682,500 shares of our common stock at the initial public offering price, less the underwriting discount (sales load), within 30 days of the date of this prospectus. We are concurrently offering 200,000 shares of our common stock at a price per share equal to the public offering price per share net of the underwriting discount (sales load) directly to Dean C. Kehler, a member of our board of directors, pursuant to this prospectus. These shares are included in the shares being sold pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid by Mr. Kehler for the purchase of these shares.
Common Stock to be Outstanding After this Offering
31,253,980 shares (or 31,936,480 shares if the underwriters exercise their option to purchase additional shares)
Use of Proceeds
Our net proceeds from this offering will be approximately $43,928,437, or $50,283,365 if the underwriters’ option to purchase additional shares is exercised in full. The shares that are being sold by us directly to Mr. Kehler, a member of our board of directors, are being sold at a price per share equal to the public offering price per share net of the underwriting discount (sales load). Mr. Kehler has submitted a non-binding indication of interest to purchase 200,000 shares of the common stock in connection with this offering directly from us. As a result, the estimated net proceeds to be received by us from the offering set forth above assumes the receipt of such purchase price for such shares in this offering. We expect to use the net proceeds from this offering for general corporate purposes, which include investing in portfolio companies and CLO funds in accordance with our investment objective and strategies described elsewhere in this prospectus. See “Use of Proceeds.”
NASDAQ Global Select Market symbol
“KCAP”
Taxation
We have elected to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code of and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or realized capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.
Leverage
We have issued senior securities, and in the future may borrow from, or issue additional senior securities (such as preferred or convertible securities or debt securities) to, banks and other lenders and investors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan.
Certain anti-takeover measures
Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.
Available Information
We are required to file annual, quarterly and current periodic reports, proxy statements and other information with the SEC. This information is available in the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.
Risk Factors
Your investment in our common stock involves a high degree of risk and should be considered highly speculative. See “Risk Factors” in this prospectus for a discussion of factors you should carefully consider before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Further, the percentages set forth in the table below assume the receipt of the proceeds of this offering. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)
Sales Load	4.50	%(1)
Offering Expenses	0.73	%(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses	5.23%
ANNUAL EXPENSES (as a percentage of net assets attributable to common stock)
Operating Expenses	2.51	%(3)
Interest Payments on Borrowed Funds	3.71	%(4)
Other Expenses	0.54	%(5)
Acquired Fund Fees and Expenses	2.19	%(6)
Total Annual Expenses	8.96%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.5% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$142	$321	$500	$948

(1)	Represents the underwriting discount with respect to the shares of our common stock sold by us in this offering.
(2)	Amount reflects offering expenses of $300,000.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(3)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(4)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments required under our outstanding Senior Convertible Notes, the Facility and the Senior Notes.
(5)	“Other expenses” are based on the amounts incurred for the year ended December 31, 2012, and include our overhead and administrative expenses.
(6)	Reflects the estimated annual collateral manager fees that will be indirectly incurred by us in connection with our equity investments in CLO funds during the twelve months following the date of this prospectus. Collateral manager fees are charged on the total assets of the CLO fund, including the assets acquired with borrowed funds, but are assumed to be paid by the equity holders of the CLO funds (i.e., from the residual cash flows after interest payments to the senior debt holders in the CLO funds). Therefore, these collateral manager fees (which generally range from 0.25% to 0.50% of total assets) are effectively much higher when allocated only to the equity holders of the CLO funds as we have done in the table above. In this regard, the debt tranches that we hold in any of these CLO funds are not deemed to pay any such collateral manager fees for purposes of the table set forth above. The calculation also includes the payment of incentive fees that will likely be earned by the investment manager of the CLO funds in which we hold an equity investment in the next twelve months. It is important to highlight that approximately 97% of the collateral manager and incentive fees reflected in the table above are paid to our Asset Manager Affiliates, which are wholly owned by us. Therefore, any such fees paid to our Asset Manager Affiliates will inure to the benefit of our stockholders in light of our 100% ownership of the Asset Manager Affiliates.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 is derived from our audited financial statements and financial highlights, and the following selected financial and other data for the nine-month periods ended September 30, 2012 and 2011 is derived from our unaudited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Nine months Ended September 30, 2012	Nine months Ended September 30, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Income Statement Data:
Interest and related portfolio income:
Interest and Dividends	$24,056,167	$17,456,117	$24,010,467	$24,638,631	$33,497,213	$46,208,978	$37,219,713
Fees and other income	230,910	55,149	86,057	215,233	399,338	1,653,232	759,301
Dividends from affiliate asset managers	2,950,000	1,160,000	1,910,000	4,500,000	—	1,350,000	500,000
Other Income	—	2,000,000	2,000,000	—	—	—	—
Total interest and related portfolio income	27,237,077	20,671,266	28,006,524	29,353,864	33,896,551	49,212,210	38,479,014
Expenses:
Interest and amortization of debt issuance costs	4,778,546	3,157,750	4,588,482	7,088,202	9,276,563	10,925,624	7,229,597
Compensation	2,407,034	3,161,592	3,907,900	3,322,895	3,222,604	3,940,638	4,104,761
Other	3,275,300	2,625,508	3,490,939	7,045,648	3,066,729	3,640,031	4,385,707
Total operating expenses	10,460,880	8,944,850	11,987,321	17,456,745	15,565,896	18,506,293	15,720,065
Net Investment Income	16,776,197	11,726,416	16,019,203	11,897,119	18,330,655	30,705,917	22,758,949
Realized and unrealized gains (losses) on investments:
Net realized gains (losses)	(3,462,835)	(13,666,746)	(18,476,608)	(17,862,984)	(15,782,121)	(575,179)	266,317
Net change in unrealized gains (losses)	(1,750,857)	10,933,537	10,106,949	(8,322,812)	31,854,736	(93,414,146)	3,116,719
Total net gains (losses)	(5,213,692)	(2,733,209)	(8,369,659)	(26,185,796)	16,072,615	(93,989,325)	3,383,036
Net increase (decrease) in net assets resulting from operations	$11,562,505	$8,993,207	$7,649,544	$(14,288,677)	$34,403,270	$(63,283,408)	$26,141,985
Per Share:
Earnings per common share – basic	$.45	$.39	$0.33	$(0.64)	$1.56	$(3.09)	$1.45
Earnings per common share – diluted	$.44	$.39	$0.33	$(0.64)	$1.56	$(3.09)	$1.45
Net investment income per share – basic	$.65	$.51	$0.70	$0.53	$0.83	$1.50	$1.27
Net investment income per share – diluted	$.64	$.51	$0.70	$0.53	$0.83	$1.50	$1.27
Dividends declared per common share	$.66	$.52	$0.70	$0.68	$0.92	$1.44	$1.40
Balance Sheet Data:
Investment assets at fair value	$289,514,643	$254,766,908	$239,791,687	$191,186,296	$409,105,621	$460,509,190	$521,006,947
Total assets	$302,941,252	$261,672,462	$248,133,661	$279,822,686	$439,416,057	$469,156,229	$533,141,959
Total debt outstanding	$88,000,000	$60,000,000	$60,000,000	$86,746,582	$218,050,363	$261,691,148	$255,000,000
Stockholders’ equity	$206,898,249	$189,734,433	$180,525,942	$186,925,667	$213,895,724	$196,566,018	$259,068,164
Net asset value per common share	$7.82	$8.29	$7.85	$8.21	$9.56	$9.03	$14.38
Common shares outstanding	26,448,313	22,886,769	22,992,211	22,767,130	22,363,281	21,776,519	18,017,699

	Nine months Ended September 30, 2012	Nine months Ended September 30, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Other Data:
Investments funded(2)	66,886,410	71,158,514	85,541,809	11,245,300	23,482,349	109,442,643	373,852,286
Principal collections related to investment repayments or sales(2)	$45,300,793.67	$70,911,263	$81,681,314	$223,103,170	$84,503,183	$72,345,600	$104,037,559
Number of portfolio investments at period end(2)	88	70	68	58	124	149	145
Weighted average yield of income producing debt investments(3)	8.1%	8.0%	8.4%	8.6%	6.5%	7.0%	9.5%

(1)	Certain prior year amounts have been reclassified to conform to current year presentation.
(2)	Does not include investments in time deposits or money markets.
(3)	Weighted average yield of income producing debt investments is calculated as the average yield to par outstanding balances for investments in loans and mezzanine debt. The yields on CLO Fund securities and investment in our wholly-owned portfolio managers, Katonah Debt Advisors and Trimaran Advisors, are excluded.

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in our common stock, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to Our Business and Structure

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Further, Moody’s has warned that it may downgrade the U.S. government’s rating if the federal debt is not stabilized. Absent further quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior management team. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with other BDCs, as well as a large number of investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio investments if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior management team’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our senior management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our senior management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our senior management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may have difficulty paying distributions required to maintain our RIC status if we recognize income before or without receiving cash equal to such income.

In accordance with the Code, we include in income certain amounts that we have not yet received in cash, such as contracted non-cash PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted non-cash PIK arrangements are included in income for the period in which such non-cash PIK interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments generally are valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants is allocated to the warrants that we receive. This generally results in the associated debt investment having “original issue discount” for tax purposes, which we must recognize as ordinary income as it accrues. This increases the amounts we are required to distribute to maintain our qualification for tax treatment as a RIC. Because such original issue discount income might exceed the amount of cash received in a given year with respect to such investment, we might need to obtain cash from other sources to satisfy such distribution requirements. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to annually distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not maintain our qualification for tax treatment as a RIC. Accordingly, we may have to sell some of our assets, raise additional debt or equity securities or reduce new investment originations to meet these distribution requirements. See “Material United States Federal Income Tax Considerations.”

We may incur losses as a result of “first loss” agreements into which we or our Asset Manager Affiliates may in the future enter into in connection with warehousing credit arrangements which we may put in place prior to raising a CLO Fund and pursuant to which we would typically agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

We and our Asset Manager Affiliates have in the past entered, and may in the future enter, into “first loss” agreements in connection with warehouse credit lines to be established by our Asset Manager Affiliates to fund the initial accumulation of loan investments for future CLO Funds that our Asset Manager Affiliates will manage. Such agreements (referred to as “first loss agreements” or “first loss obligations”) frequently relate to (i) losses as a result of individual loan investments being ineligible for purchase by the CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or (ii) if the CLO Fund has not been completed before the expiration of the warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of such loans funded by the warehouse credit line. As a result, we may incur losses if loans and debt obligations that had been purchased in the warehouse facility become ineligible for inclusion in the CLO Fund or if a planned CLO Fund does not close.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available to make distributions.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available to pay you dividends and could cause you to lose all or part of your investment.

We may experience fluctuations in our quarterly and annual operating results and credit spreads.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, our level of expenses, variations in and timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates and spreads.

Changes in interest rates may have a substantial negative impact on our investments, the value of our securities and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. An increase in interest rates due to an increase in credit spreads, regardless of general interest rate fluctuations, could also negatively impact the value of any investments we hold in our portfolio.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in the common stock. We have issued senior securities, and in the future may borrow from, or issue additional senior securities (such as preferred or convertible securities or debt securities) to, banks and other lenders and investors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. Lenders and holders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. Leverage is generally considered a speculative investment technique. Any increase in our income in excess of interest payable on our outstanding indebtedness would cause our net income to increase more than it would have had we not incurred leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distributions. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage. There can be no assurance that our leveraging strategy will be successful.

As of September 30, 2012, we had $60 million of our 8.75% Convertible Senior Notes due 2016 and $28 million outstanding under the Facility, which had a weighted average annualized interest cost of approximately %. In addition, we issued $41.4 million of 7.375% senior unsecured notes due 2019 in October 2012. We may incur additional indebtedness in the future, although there can be no assurance that we will be successful in doing so.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(12.7)%	(7.7)%	(2.7)%	2.36%	7.3%

(1)	Assumes $303 million in total assets, $88 million in debt outstanding, $207 million in net assets, and an average cost of funds of 8.2%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our September 30, 2012 total assets of at least 2.7%.

Our outstanding indebtedness imposes, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

All of the investments originated with funds drawn under the Facility will be subject to security interests under the Facility and if we default on our obligations thereunder, we may suffer adverse consequences, including the lender foreclosing on those investments. In addition, we have pledged and granted a security interest to the lender under the Facility in our right, title and interest in, to and under the senior management fees and subordinated management fees paid to us by certain CLO Funds managed by Trimaran Advisors.

All of the investments originated with funds drawn under the Facility will be subject to security interests under the Facility. If we default on our obligations under the Facility, the lender may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to its security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. In connection with any such foreclosure and our subsequent liquidation, the lender would receive proceeds therefrom before the holders of our common stock and, as a result, the holders of our common stock may not receive any proceeds upon the liquidation of these investments. If the lender exercises its right to sell the assets pledged under the Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Facility.

In addition, we have pledged and granted a security interest to the lender under the Facility in our right, title and interest in, to and under the senior management fees and subordinated management fees paid to us by certain CLO Funds managed by Trimaran Advisors. If we default on our obligations under the Facility, the lender (and not us) would be entitled to receive such fees from Trimaran Advisors, which could impair our financial condition and operating results.

Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.

With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing or issuance. As of September 30, 2012, our asset coverage ratio was 335%. The amount of leverage that we employ in the future will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. As a result of the level of our leverage:

•	our exposure to risk of loss is greater if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments has a greater negative impact on our returns and, therefore, the value of our business if we did not use leverage;
•	the decrease in our asset coverage ratio resulting from increased leverage and the covenants contained in documents governing our indebtedness (which may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act) limit our flexibility in planning for, or reacting to, changes in our business and industry, as a result of which we could be required to liquidate investments at an inopportune time;
•	we are required to dedicate a portion of our cash flow to interest payments, limiting the availability of cash for dividends and other purposes; and
•	our ability to obtain additional financing in the future may be impaired.

We cannot be sure that our leverage will not have a material adverse effect on us. In addition, we cannot be sure that additional financing will be available when required or, if available, will be on terms satisfactory to us. Further, even if we are able to obtain additional financing, we may be required to use some or all of the proceeds thereof to repay our outstanding indebtedness.

Pending legislation may allow us to incur additional leverage.

As a business development company under the 1940 Act, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in common stock may increase.

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of middle market companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

Although we have been able to secure access to additional liquidity, including through the Facility and the Senior Notes, the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to continue to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, in order to incur new debt, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%, as measured immediately after issuance of such security. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of such borrowings. If additional funds are not available to us, we could be forced to continue to curtail or cease new lending and investment activities.

We may from time to time expand our business through acquisitions, which could disrupt our business and harm our financial condition.

We may pursue potential acquisitions of, and investments in, businesses complementary to our business and from time to time engage in discussions regarding such possible acquisitions. For example, in February 2012, we completed the acquisition of Trimaran Advisors. Such acquisition and any other acquisitions we may undertake involve a number of risks, including:

•	failure of the acquired businesses to achieve the results we expect;
•	substantial cash expenditures;
•	diversion of capital and management attention from operational matters;
•	our inability to retain key personnel of the acquired businesses;
•	incurrence of debt and contingent liabilities and risks associated with unanticipated events or liabilities; and
•	the potential disruption and strain on our existing business and resources that could result from our planned growth and continuing integration of our acquisitions.

If we fail to properly evaluate acquisitions or investments, we may not achieve the anticipated benefits of such acquisitions, we may incur costs in excess of what we anticipate, and management resources and attention may be diverted from other necessary or valuable activities. Any acquisition, including the Trimaran Advisors acquisition, may not result in short-term or long-term benefits to us. If we are unable to integrate or successfully manage any business that we acquire, we may not realize anticipated cost savings, improved efficiencies or revenue growth, which may result in reduced profitability or operating losses.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business and operating results. Nevertheless, the effects may adversely affect our business and they could negatively impact our ability to pay you dividends and could cause you to lose all or part of your investment.

Our businesses may be adversely affected by litigation and regulatory proceedings.

From time to time, we may be subject to legal actions as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas. In any such claims or actions, demands for substantial monetary damages may be asserted against us and may result in financial liability or an adverse effect on our reputation among investors. We may be unable to accurately estimate our exposure to litigation risk when we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations or financial condition. In regulatory enforcement matters, claims for disgorgement, the imposition of penalties and the imposition of other remedial sanctions are possible.

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage and issue common stock.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such issuance or incurrence. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our board of directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies described in this prospectus.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of KCAP Financial and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders. In addition to issuing securities to raise capital as described above, we may securitize a portion of the loans we may obtain to generate cash for funding new investments. If we are unable to successfully securitize our loan portfolio our ability to grow our business and fully execute our business strategy and our earnings (if any) may be adversely affected. Moreover, even successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business and the business of our Asset Manager Affiliates, or changes in the interpretations thereof, and any failure by us or our Asset Manager Affiliates to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, registered investment advisers (such as our Asset Manager Affiliates), RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. In addition, as registered investment advisers, the Asset Manager Affiliates are subject to new and existing regulations, regulatory risks, costs and expenses associated with operating as registered investment advisers that may limit their ability to operate, structure or expand their businesses in the future. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” for purposes of the 1940 Act unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets.” See “Regulation”.

We believe that most of the senior loans and mezzanine investments that we acquire constitute “qualifying assets.” However, investments in the securities of CLO Funds generally do not constitute “qualifying assets,” and we may invest in other assets that are not “qualifying assets.” If we do not invest a sufficient portion of our assets in “qualifying assets,” we may be precluded from investing in what we believe are attractive investments or could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. These restrictions could also prevent us from making investments in the equity securities of CLO Funds, which could limit our Asset Manager Affiliates’ ability to organize new CLO Funds. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

In addition, we have received certain exemptive relief from the SEC relating to our status as a BDC and our ability to own securities issued by or any other interest in the business of a person who is a registered investment company. The conditions of such exemptive relief may limit our ability or the ability of our Asset Manager Affiliates, each a registered investment adviser, to operate, structure or expand their businesses in the future.

We will be subject to corporate-level U.S. federal income taxes if we are unable to qualify as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income taxes.
•	The source income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” If we do not satisfy the diversification requirements as of the end of any quarter, we will not lose our status as RIC provided that (i) we satisfied the requirements in a prior quarter and (ii) our failure to satisfy the requirements in the current quarter is not due in whole or in part to an acquisition of any security or other property.

Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income taxes, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on our stockholders.

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Secured Loans.  When we extend secured term loans, we generally take a security interest (either as a first lien position or as a second lien position) in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to assist in mitigating the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt.  Our mezzanine debt investments generally are subordinated to senior loans and generally are unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt is subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Equity Investments.  We have made and expect to make selected equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants in the equity of the portfolio company. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies.  Investments in middle market companies also involve a number of significant risks, including:

•	limited financial resources and inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing the value of any guarantees we may have obtained in connection with our investment;
•	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	less predictable operating results, being parties to litigation from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence and requiring substantial additional capital expenditures to support their operations, finance expansion or maintain their competitive position;
•	difficulty accessing the capital markets to meet future capital needs; and
•	generally less publicly available information about their businesses, operations and financial condition.

Our portfolio investments for which there is no readily available market, including our investment in our Asset Manager Affiliates and our investments in CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

Our investments consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee, which uses its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority to determine the appropriate valuation for each investment. From time to time, our Board of Directors has used the services of an independent valuation firm to aid it in determining fair value, including in the case of our investments in CLO Funds and in our Asset Manager Affiliates. Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process. In addition to such third-party input, the types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our illiquid investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of September 30, 2012, our largest investment, our 100% equity interest in our Asset Manager Affiliates, equaled approximately 24% of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

Most of our investments are either debt or minority equity investments in our portfolio companies. Therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we generally are not in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. Consequently, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies are permitted to have other debt that ranks equal with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equal with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not receive all or a portion of the income we expect to continue to receive from our Asset Manager Affiliates.

We expect to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of our Asset Manager Affiliates. However, the existing asset management agreements pursuant to which our Asset Manager Affiliates receive such fee income from the CLO Funds for which they serve as managers may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CLO Funds and the holders of a majority of the subordinated securities issued by such CLO Funds. “Cause” is defined in the asset management agreements to include a material breach by our Asset Manager Affiliates of the indenture governing the applicable CLO Fund, breaches by our Asset Manager Affiliates of certain specified provisions of the indenture, material breaches of representations or warranties made by our Asset Manager Affiliates, bankruptcy or insolvency of our Asset Manager Affiliates, fraud or criminal activity on the part of our Asset Manager Affiliates or an event of default under the indenture governing the CLO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to our Asset Manager Affiliates under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CLO Funds. If the asset management agreements are terminated or the CLO Funds do not generate enough income or otherwise have insufficient residual cash flow due to diversion of cash as a result of the failure by the CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements to pay the subordinated management fees, we will not receive the fee income that we expect to continue to receive from our Asset Manager Affiliates, which will reduce income available to make distributions to our stockholders. At September 30, 2012, our Asset Manager Affiliates were receiving all (senior and subordinate) management fees payable by the CLO Funds managed by them.

We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

As of September 30, 2012, we had $68 million at fair value invested in the subordinated securities or preferred shares issued by the CLO Funds managed by our Asset Manager Affiliates and certain other third party asset managers. Subject to market conditions and legal requirements applicable to us under the 1940 Act, we expect to continue to acquire subordinated securities in the future in CLO Funds managed by our Asset Manager Affiliates and/or third party managers. These subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to every other class of securities issued by these CLO Funds. Therefore, they only receive cash distributions if the CLO Funds have made all cash interest payments to all other debt securities issued by the CLO Fund. The subordinated securities are also unsecured and rank behind all of the secured creditors, known or unknown, of the CLO Fund, including the holders of the senior securities issued by the CLO Fund. Consequently, to the extent that the value of a CLO Fund’s loan investments has been reduced as a result of conditions in the credit markets, or as a result of default loans or individual fund assets, the value of the subordinated securities at their redemption could be reduced. Additionally, we may not be able to continue to complete new CLO Funds due to prevailing CLO market conditions or other factors.

Risks Related to this Offering and Our Common Stock

There is a risk that investors in our shares of common stock may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC and a covenant that we agreed to in connection with the issuance of the Senior Notes, we are limited in our ability to make distributions in certain circumstances. In this regard, we agreed in connection with our issuance of the Senior Notes that for the period of time during which the Senior Notes are outstanding, we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These provisions generally prohibit us from declaring any cash dividend or distribution upon our common stock, or purchasing any such common stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.”

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following this offering.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offer soon after the offer. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Our share price may be volatile and may fluctuate substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	our inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;
•	inability to maintain our qualification as a RIC for U.S. federal income tax purposes;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio;
•	general economic conditions and trends; and
•	departure of key personnel.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At our 2012 annual meeting of stockholders held on June 22, 2012, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the 12 month period following the June 22, 2012 approval in accordance with the exception described above in “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.” The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. See “Sales of Common Stock Below Net Asset Value.”

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Capital Stock.”

FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements. The matters discussed in this prospectus, as well as in future oral and written statements by management of the Company that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our existing and prospective portfolio companies;
•	the return or impact of current and future investments;
•	our contractual arrangements and other relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our regulatory structure and tax treatment;
•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations, the operations of the Asset Manager Affiliates or the operations of our portfolio companies;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies, including our Asset Manager Affiliates;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•	our ability to recover unrealized losses; and
•	market conditions and our ability to access additional capital.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the 4,750,000 shares of common stock in this offering will be approximately $43,928,437 (or approximately $50,283,365 if the underwriters fully exercise their option to purchasee additional shares), after deducting the underwriting discounts and commissions of $1,996,313 (or approximately $2,295,759 if the underwriters fully exercise their option to purchase additional shares) payable by us and estimated offering expenses of approximately $300,000, payable by us. We are concurrently offering shares of our common stock at a price per share equal to the public offering price per share net of the underwriting discount (sales load) directly to Dean C. Kehler, a member of our board of directors, pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid by Mr. Kehler for the purchase of these shares. As a result, the estimated net proceeds to be received by us from this offering assumes the receipt of such purchase price for such shares in this offering.

We intend to use the net proceeds from this offering for general corporate purposes, which includes investing in portfolio companies and CLO funds in accordance with our investment objective and strategies described elsewhere in this prospectus. We anticipate that substantially all of the net proceeds of the offering of the common stock pursuant to this prospectus will be used for the above purposes within six months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions.

Pending the uses described above, we intend to invest the net proceeds of the offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. See “Regulation —  Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2012, actual and as adjusted for the sale of 4,750,000 shares of common stock in this offering (assuming no exercise by the underwriters of their option to purchasee additional shares) after deducting the underwriting discounts and commissions and estimated offering expenses payable out of the proceeds of this offering. This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus.

	As of September 30, 2012
	Actual	As Adjusted
	(Unaudited)	(Unaudited)
Cash	$2,413,104	$46,341,541
Borrowings(1)	88,000,000	88,000,000
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 common shares authorized, 26,448,313 shares outstanding	264,412	311,912
Capital in excess of par value	310,404,794	354,285,731
Accumulated undistributed net investment income	6,536,811	6,536,811
Accumulated net realized losses	(56,265,235)	(56,265,235)
Net unrealized depreciation of investments	(54,042,533)	(54,042,533)
Total stockholders’ equity	$206,898,249	$250,826,686
Total capitalization	$294,898,249	$338,826,686

(1)	In October 2012, we sold $41.4 million in aggregate principal amount of 7.375% Senior Notes. We used $28 million of the proceeds from the sale of the Senior Notes to pay down the outstanding balance under the Facility. As of February 1, 2013, we had no amounts outstanding under the Facility.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On February 1, 2013, the last reported closing price of our stock was $10.32 per share. As of February 1, 2013, we had 21 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The NASDAQ Global Select Market and other information relating to our common stock for each fiscal quarter during the last three most recently completed fiscal years. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

	NAV(1)		Price Range		Discount of High Sales Price to NAV		Discount of Low Sales Price to NAV
			High	Low
2010
First quarter (January 1, 2010 through March 31, 2010)		$9.62	$5.71	$3.79	(40.6)%		(60.6)%
Second quarter (April 1, 2010 through June 30, 2010)		$9.20	$5.88	$4.43	(36.1)%		(51.9)%
Third quarter (July 1, 2010 through September 30, 2010)		$8.84	$6.69	$4.55	(24.3)%		(48.5)%
Fourth quarter (October 1, 2010 through December 31, 2010)		$8.21	$7.10	$6.34	(13.5)%		(22.8)%
2011
First quarter (January 1, 2011 through March 31, 2011)		$8.64	$8.58	$6.70	(0.7)%		(22.5)%
Second quarter (April 1, 2011 through June 30, 2011)		$8.52	$8.16	$7.12	(4.2)%		(16.4)%
Third quarter (July 1, 2011 through September 30, 2011)		$8.29	$8.26	$5.33	(0.36)%		(35.7)%
Fourth quarter (October 1, 2011 through December 31, 2011)		$7.85	$6.85	$5.65	(12.7)%		(28.0)%
2012
First quarter (January 1, 2012 through March 31, 2012)		$7.78	$7.34	$6.35	(5.7)%		(18.4)%
Second quarter (April 1, 2012 through June 30, 2012)		$7.66	$7.26	$5.58	(5.2)%		(27.2)%
Third quarter (July 1, 2012 through September 30, 2012)		$7.82	$9.36	$7.27	19.7	%(2)	(7.0)%
Fourth quarter (October 1, 2012 through December 31, 2012)	$	*	$9.67	$7.62	*		*

*	Not determinable at the time of the filing.
(1)	Net asset value, or “NAV,” per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset value shown is based on the number of shares outstanding at the end of the applicable period.
(2)	Represents a premium to NAV

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code and intend to operate in a manner to maintain our qualification as a RIC. As long as we maintain our qualification as a RIC, we will not be taxed on our net ordinary income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. We intend to distribute to our stockholders substantially all our net taxable income and realized net capital gains (if any).

To maintain RIC tax treatment, we must, among other things, timely distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year. We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid the 4% excise tax on our income. However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income for the calendar year;
•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay U.S. federal income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). We may in the future retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material United States Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

The following table sets forth the quarterly dividends declared by us since January 1, 2010:

	Dividend	Declaration Date	Record Date	Payment Date
2012:
Fourth quarter	$0.28	12/14/2012	12/28/2012	1/28/2013
Third quarter	0.24	9/17/2012	10/10/2012	10/29/2012
Second quarter	0.24	6/18/2012	7/6/2012	7/27/2012
First quarter	0.18	3/16/2012	4/6/2012	4/27/2012
2011:
Fourth quarter	$0.18	12/12/2011	12/23/2011	1/27/2012

	Dividend	Declaration Date	Record Date	Payment Date
Third quarter	0.18	9/15/2011	10/10/2011	10/28/2011
Second quarter	0.17	6/13/2011	7/8/2011	7/29/2011
First quarter	0.17	3/21/2011	4/8/2011	4/29/2011
2010:
Fourth quarter	$0.17	December 13, 2010	December 24, 2010	January 29, 2011
Third quarter	$0.17	September 20, 2010	October 8, 2010	October 29, 2010
Second quarter	$0.17	June 23, 2010	July 7, 2010	July 29, 2010
First quarter	$0.17	March 19, 2010	April 7, 2010	April 29, 2010

Due to our ownership of our Asset Manager Affiliates and certain timing, structural and tax considerations, our dividend distributions may include a return of capital for tax purposes. For the nine months ended September 30, 2012, our Asset Manager Affiliates had approximately $3.0 million of EBITDA and made a distribution of $2,950,000 to us. For the nine months ended September 30, 2011, our Katonah Debt Advisors earned approximately $1 million of pre-tax net income and made no distributions to us. We did not acquire Trimaran Advisors until February 2012. Dividends are recorded as declared (where declaration date represents ex-dividend date) by our Asset Manager Affiliates as income on our statement of operations. It is anticipated that our Asset Manager Affiliates may make further dividend distributions to us during 2012.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

GENERAL

We are an internally managed, non-diversified closed-end investment company that is regulated as a BDC under the 1940 Act. We originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investments in the asset management businesses of Katonah Debt Advisors and Trimaran Advisors.

Katonah Debt Advisors, a registered investment adviser, is a wholly-owned portfolio company of the Company. Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. On February 29, 2012, we purchased Trimaran Advisors, a registered investment adviser and CLO manager similar to Katonah Debt Advisors with assets under management of approximately $1.5 billion, for total consideration of $13.0 million in cash and 3,600,000 shares of our common stock. Contemporaneously with the acquisition of Trimaran Advisors, we acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of September 30, 2012, Katonah Debt Advisors and Trimaran Advisors are our only wholly-owned portfolio companies (collectively, “Asset Manager Affiliates”) and have approximately $3.3 billion of par value assets under management. Kathonah Debt Advisors and Trimaran Advisors are each managed independently from us by separate management teams and investment committees.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the “Audit and Accounting Guide for Investment Companies” issued by the AICPA Guide, we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

We have elected to be treated for U.S. federal income tax purposes as a RIC and intend to operate in a manner to maintain our RIC status. As a RIC, we intend to distribute to our stockholders substantially all of our net ordinary income and the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each year. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at September 30, 2012 was $7.82. On September 30, 2012, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $9.26.

KEY QUANTITATIVE AND QUALITATIVE FINANCIAL MEASURES AND INDICATORS

Net Asset Value

Our net asset value per share was $7.82 and $7.85 as of September 30, 2012 and December 31, 2011, respectively. As we must report our assets at fair value for each reporting period, net asset value also represents the amount of stockholder’s equity per share for the reporting period. Our net asset value is comprised mostly of investment assets less debt and other liabilities. The table below sets forth information relating to our net asset value and net asset value per share.

	September 30, 2012 (unaudited)		December 31, 2011
	Fair Value(1)	Per Share(1)	Fair Value(1)	Per Share(1)
Investments at fair value:
Investments in time deposits	$501,475	$0.02	$229,152	$0.01
Investments in money market accounts	4,850,220	0.18	31,622,134	1.38
Investments in debt securities	135,477,765	5.12	114,673,506	4.99
Investments in CLO Fund securities	67,784,447	2.56	48,438,317	2.11
Investments in equity securities	6,911,736	0.26	6,040,895	0.26
Investments in Asset Manager Affiliates	73,989,000	2.80	40,814,000	1.78
Cash	2,413,104	0.09	2,555,259	0.11
Restricted Cash	6,093,126	0.23	—	—
Other assets	4,920,379	0.19	3,760,398	0.16
Total Assets	$302,941,252	$11.45	$248,133,661	$10.79
Borrowings	$28,000,000	$1.06	$—	$—
Other liabilities	8,043,003	0.30	7,607,719	0.33
Convertible Senior Notes	60,000,000	2.27	60,000,000	2.61
Total Liabilities	$96,043,003	$3.63	$67,607,719	$2.94
NET ASSET VALUE	$206,898,249	$7.82	$180,525,942	$7.85

(1)	Our balance sheet at fair value and resultant net asset value are calculated on a basis consistent with accounting principles generally accepted in the United States of America (“GAAP”). Our per share presentation of such amounts (other than net asset value per share) is an internally derived non-GAAP performance measure calculated by dividing the applicable balance sheet amount by outstanding shares. We believe that the per share amounts for such balance sheet items are helpful in analyzing our balance sheet both quantitatively and qualitatively in that our shares may trade based on a percentage of net asset value and individual investors may weight certain balance sheet items differently in performing an analysis of the Company.

Leverage

We use borrowed funds, known as leverage, to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. As of September 30, 2012, we had approximately $88 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 335%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

At December 31, 2010, we had approximately $87 million of outstanding indebtedness through a secured credit facility. On January 31, 2011, we repaid in full the outstanding balance under this facility and the facility was terminated. As a result, approximately $73 million of collateral previously securing the facility was released to us and we also received a $2 million cash settlement from the lenders to settle litigation previously initiated by us against the lenders. In order to pay off this facility, we utilized proceeds received from the paydown, amortization or sale of portfolio loan investments totaling approximately $133 million together with available cash.

On March 16, 2011, we issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due March 15, 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an over-allotment option, we issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Convertible Senior Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 120.2202 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $8.3181 per share of common stock. The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a quarterly dividend of $0.17 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date of the Convertible Senior Notes, the conversion rate will be increased for converting holders.

On February 24, 2012, we entered into a Note Purchase Agreement with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of ours, under which we may obtain up to $30 million in financing (the “Facility”). The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 basis points and payable quarterly.

In October 2012, we sold $41.4 million in aggregate principal amount of 7.375% senior unsecured notes due 2019 (the “Senior Notes”). The senior Notes mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after September 30, 2015. The Senior Notes bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a result, we may seek to enter into new agreements with other lenders or into other financing arrangements as market conditions permit.

Investment Portfolio Summary Attributes as of and for the Nine Months ended September 30, 2012

Our investment portfolio generates net investment income which is generally used to pay principal and interest on our borrowings and to fund our dividend. Our investment portfolio consists of three primary components: debt securities, CLO Fund securities and our investments in the Asset Manager Affiliates. We also have investments in equity securities of approximately $7 million, which comprises approximately 2% of our investment portfolio. Below are summary attributes for each of our primary investment portfolio components (see “— Investment Securities” for a more detailed description) as of and for the nine months ended September 30, 2012:

Debt Securities

•	represent approximately 45% of total assets;
•	represent credit instruments issued by corporate borrowers;
•	primarily senior secured and junior secured loans (49% and 27% of debt securities, respectively);
•	spread across 24 different industries and 53 different entities;
•	average balance per investment of approximately $3 million;
•	all but five issuers (representing less than 1% of total investments at fair value) are current on their debt service obligations; and
•	weighted average interest rate of 8.1% on income producing debt investments.

CLO Fund Securities (as of the last monthly trustee report prior to September 30, 2012 unless otherwise specified)

•	represent approximately 22% of total assets at September 30, 2012;
•	87% of CLO Fund securities represent investments in subordinated securities or equity securities issued by CLO Funds and 13% of CLO Fund securities are rated notes;
•	all CLO Funds invest primarily in credit instruments issued by corporate borrowers;
•	13 different CLO Fund securities; 10 of such CLO Fund securities are managed by our Asset Manager Affiliates; and
•	two CLO Fund securities, not managed by our Asset Manager Affiliates, representing a fair value of $1.5 million, are not currently providing a dividend payment to the Company.

Asset Manager Affiliates

•	represent approximately 24% of fair value of total assets;
•	represent our 100% ownership of the equity interest of two profitable CLO Fund managers focused on corporate credit investing;
•	have approximately $3.3 billion of assets under management;
•	receive contractual and recurring asset management fees based on par value of managed investments;
•	may receive an incentive fee provided that the CLO Fund achieves a minimum designated return on investment;
•	dividends paid by our Asset Manager Affiliates are recognized as dividend income from affiliate asset manager on our statement of operations and are an additional source of income to pay our dividend;
•	for the nine months ended September 30, 2012, our Asset Manager Affiliates had EBITDA of approximately $3 million; and
•	for the nine months ended September 30, 2012, our Asset Manager Affiliates made a distribution of $2,950,000 to the Company in the form of a dividend which is recognized as current earnings to the Company.

Revenue

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities.  We generate interest income from our investments in debt securities which consist primarily of senior and junior secured loans. Our debt securities portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Dividends from Investments in CLO Fund Securities.  We generate dividend income from our investments in the securities of CLO Funds (typically preferred shares or subordinated securities) managed by our Asset Manager Affiliates and selective investments in securities issued by CLO funds managed by other asset management companies. CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by its Asset Manager Affiliates as “CLO Fund securities managed by affiliates.” in its financial statements. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. Our CLO Fund securities that are subordinated securities or preferred shares (“junior securities”) are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants may lead to the temporary suspension or deferral of cash distributions to us.

For non-junior class CLO Fund securities, such as our investment in the class B-2L notes of the Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Dividends from Asset Manager Affiliates.  We generate dividend income from our investment in our Asset Manager Affiliates, which are wholly-owned and manage CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As managers of CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have provided a first loss guaranty in connection with loan warehouse arrangements for their CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates generally are not subject to market value fluctuations in the underlying collateral. Our Asset Manager Affiliates may receive incentive fees provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Capital Structuring Service Fees.  We may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Expenses

We are internally managed and directly incur the cost of management and operations; as a result, we incur no management fees or other fees to an external investment adviser. Our expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees.

Interest and Amortization of Debt Issuance Costs.  Interest expense is dependent on the average outstanding balance on our borrowings and the base index rate for the period. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing.

Compensation Expense.  Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer-related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and annual bonus expenses are estimated and accrued. Our compensation arrangements with our employees contain a significant profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensation costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses.  The balance of our expenses include professional fees (primarily legal, accounting, valuation and other professional services), occupancy costs and general administrative and other costs.

Net Change in Unrealized Appreciation (Depreciation) on Investments

During the three months ended September 30, 2012, the Company’s investments had a net increase in unrealized appreciation of approximately $6.0 million. During the nine months ended September 30, 2012, the Company’s investments had a net increase in unrealized depreciation of approximately $1.8 million. During the three months ended September 30, 2011, the Company’s investments had a net increase in unrealized depreciation of approximately $6.0 million. During the nine months ended September 30, 2011, the Company’s investments had a net increase in unrealized appreciation of approximately $11 million.

The net increase in unrealized appreciation of approximately $6.0 million for the three months ended September 30, 2012 is primarily due to (i) an approximate $900,000 net increase in the unrealized appreciation of certain loans and equity positions as a result of credit considerations and current market conditions; (ii) a net increase of approximately $3.8 million in the unrealized appreciation of CLO Fund securities; and (iii) an approximate increase of $1.3 million in the unrealized depreciation of our Asset Manager Affiliates.

The net increase in unrealized depreciation of approximately $1.8 million for the nine months ended September 30, 2012 is primarily due to (i) an approximate $2.4 million net increase in the unrealized depreciation of certain loans and equity positions as a result of credit considerations and current market conditions; (ii) a net increase of approximately $6.4 million in the unrealized appreciation of CLO Fund securities; and (iii) an approximate increase of $5.7 million in the unrealized depreciation of our Asset Manager Affiliates.

Net Change in Net Assets Resulting From Operations

The net change in net assets resulting from operations for the three months ended September 30, 2012 and 2011 was an increase of approximately $9 million and a decrease of $1 million, respectively, or $0.35 and $0.06 per share, respectively. The net change in net assets resulting from operations for the nine months ended September 30, 2012 and 2011 was an increase of approximately $12 million and $9 million, respectively, or $0.45 and $0.39 per share, respectively.

Net Investment Income and Net Realized Gains (Losses)

Net investment income and net realized gains (losses) represents the net change in net assets resulting from operations before net unrealized appreciation or depreciation on investments. For the three months ended September 30, 2012, net investment income and net realized gains were approximately $3 million, or $0.13 per share. For the three months ended September 30, 2011, net investment income and net realized gains were approximately $4 million or $0.18 per share. For the nine months ended September 30, 2012, net investment income and net realized losses were approximately $13 million, or $0.51 per share. For the nine months ended September 30, 2011, net investment income and net realized gains were approximately $2 million or $0.08 per share.

Dividends

For the three months ended September 30, 2012, we declared a $0.24 dividend per share. As a result, there was a dividend distribution of approximately $6.3 million for the third quarter declaration, which was booked in the fourth quarter. For the nine months ended September 30, 2012, we declared a $0.66 dividend per share. As a result, there was a dividend distribution of approximately $17.3 million for the first, second and third quarter declarations, which were booked in the second, third and fourth quarters, respectively. We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;
•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

The amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses). Generally, we seek to fund our dividends from GAAP current earnings, primarily from net interest and dividend income generated by our investment portfolio and without a return of capital or a high reliance on realized capital gains. The following table sets forth the quarterly dividends declared by us since the most recent completed calendar year, which represent an amount equal to our estimated net investment income for the specified quarter, including income distributed from the Asset Manager Affiliates received by the Company, if any, plus a portion of any prior year undistributed amounts of net investment income distributed in subsequent years:

	Dividend	Declaration Date	Record Date	Pay Date
2012:
Third quarter	0.24	9/17/2012	10/10/2012	10/29/2012
Second quarter	$0.24	6/18/2012	7/6/2012	7/27/2012
First quarter	0.18	3/16/2012	4/6/2012	4/27/2012
Total declared in 2012	$0.66
2011:
Fourth quarter	$0.18	12/12/2011	12/23/2011	1/27/2012
Third quarter	0.18	9/15/2011	10/10/2011	10/28/2011
Second quarter	0.17	6/13/2011	7/8/2011	7/29/2011
First quarter	0.17	3/21/2011	4/8/2011	4/29/2011
Total declared in 2011	$0.70

Due to our ownership of our Asset Manager Affiliates and certain timing, structural and tax considerations, our dividend distributions may include a return of capital for tax purposes. For the nine months ended September 30, 2012, our Asset Manager Affiliates had approximately $3.0 million of EBITDA and made a distribution of $2,950,000 to us. For the nine months ended September 30, 2011, our Katonah Debt Advisors earned approximately $1 million of pre-tax net income and made no distributions to us. We did not acquire Trimaran Advisors until February 2012. Dividends are recorded as declared (where declaration date represents ex-dividend date) by our Asset Manager Affiliates as income on our statement of operations. It is anticipated that our Asset Manager Affiliates may make further dividend distributions to us during 2012.

INVESTMENT PORTFOLIO

Investment Objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to receive distributions of recurring fee income and to generate capital appreciation from its investments in the asset management businesses of the Asset Manager Affiliates. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

The following table shows the Company’s portfolio by security type at September 30, 2012 and December 31, 2011:

	September 30, 2012 (unaudited)			December 31, 2011
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Time Deposits	$501,475	$501,475	—%	$229,152	$229,152	—%
Money Market Account	4,850,220	4,850,220	2	31,622,134	31,622,134	18
Senior Secured Loan	73,626,439	65,868,804	32	54,045,184	45,259,328	25
Junior Secured Loan	53,570,960	37,237,835	18	58,936,728	47,300,172	26
Mezzanine Investment	8,518,913	9,401,536	5	10,931,428	11,588,115	6
Senior Subordinated Bond	21,846,118	22,577,830	11	9,997,898	10,125,891	6
CLO Fund Securities	85,506,168	67,784,447	33	66,528,482	48,438,317	27
Equity Securities	17,012,236	6,911,736	3	16,559,610	6,040,895	3
Preferred	400,000	391,760	—	400,000	400,000	—
Asset Manager Affiliates	83,203,884	73,989,000	36	44,338,301	40,814,000	23
Total	$349,036,413	$289,514,643	140%	$293,588,917	$241,818,004	134%

(1)	Calculated as a percentage of net asset value.

Investment Securities

We invest in senior secured loans, mezzanine debt and, to a lesser extent, equity of middle market companies in a variety of industries. However, we may invest in other industries if we are presented with attractive opportunities. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

Our Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ materially from the values that would have existed had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Loans and Debt Securities.

To the extent that our investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of our investments are illiquid investments with little or no trading activity. Further, we have been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments we own. As a result, for most of our assets, we determine fair value using alternative methodologies and models using available market data, as adjusted, to reflect the types of assets we own, their structure, qualitative and credit attributes and other asset specific characteristics.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy.

Equity and Equity-Related Securities.

Our equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA, cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of our equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity-related securities are classified as Level III as described in — “Critical Accounting Policies — Valuation of Portfolio Investments” below), when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies as applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

At September 30, 2012 and December 31, 2011, our investments in income producing loans and debt securities, excluding CLO Fund securities, had a weighted average interest rate of approximately 8.1% and 8.4%, respectively.

The investment portfolio (excluding the Company’s investments in its Asset Manager Affiliates and CLO Funds) at September 30, 2012 was spread across 24 different industries and 53 different entities with an average balance per entity of approximately $3 million. As of September 30, 2012, all but five of our portfolio companies (representing less than 1% of total investments at fair value) were current on their debt service obligations. Our portfolio, including the CLO Funds in which it invests, and the CLO Funds managed by our Asset Manager Affiliates consist almost exclusively of credit instruments issued by corporations.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. At September 30, 2012, approximately 23% of our total assets were foreign assets (including our investments in CLO Funds, which are typically domiciled outside the U.S.).

At September 30, 2012, our ten largest portfolio companies represented approximately 56% of the total fair value of our investments. Our largest investment is comprised of our wholly-owned Asset Manager Affiliates and represented 26% of the total fair value of our investments. Excluding our Asset Manager Affiliates and CLO Fund securities, our ten largest portfolio companies represent approximately 20% of the total fair value of our investments.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of September 30, 2012, we had approximately $68 million invested in CLO Fund securities, including those issued by funds managed by our Asset Manager Affiliates.

The CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt.

Our CLO Fund investments as of September 30, 2012 and December 31, 2011 are as follows:

			September 30, 2012 (unaudited)		December 31, 2011
CLO Fund Securities	Investment	%(1)	Cost	Fair Value	Cost	Fair Value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,958,483	$3,063,189	$4,893,552	$3,042,400
Katonah III, Ltd.(3)	Preferred Shares	23.1	4,476,930	1,500,000	4,476,930	1,000
Katonah V, Ltd.(3)	Preferred Shares	26.7	3,320,000	1,000	3,320,000	1,000
Katonah VII CLO Ltd.(2)	Subordinated Securities	16.4	4,575,493	2,274,631	4,614,123	2,358,700
Katonah VIII CLO Ltd.(2)	Subordinated Securities	10.3	3,457,305	2,101,905	3,450,583	1,888,700
Katonah IX CLO Ltd.(2)	Preferred Shares	6.9	2,075,887	1,511,277	2,060,697	1,336,800
Katonah X CLO Ltd.(2)	Subordinated Securities	33.3	11,906,371	8,826,471	11,840,297	8,645,600
Katonah 2007-1 CLO Ltd.(2)	Preferred Shares	100.0	31,078,634	27,683,357	30,659,688	24,488,400
Katonah 2007-1 CLO Ltd.(2)	Class B-2L Notes	100.0	1,237,364	8,690,000	1,212,612	6,675,717
Trimaran CLO IV, Ltd.(2)	Preferred Shares	18.9	5,115,600	3,312,321	—	—
Trimaran CLO V, Ltd.(2)	Subordinate Notes	20.8	5,055,800	3,107,504	—	—
Trimaran CLO VI, Ltd.(2)	Income Notes	16.2	4,200,900	2,715,803	—	—
Trimaran CLO VII, Ltd.(2)	Income Notes	10.5	4,047,400	2,996,989	—	—
Total			$85,506,167	$67,784,447	$66,528,482	$48,438,317

(1)	Represents percentage of class held.
(2)	An affiliate CLO Fund managed by an Asset Manager Affiliate.
(3)	As of September 30, 2012, this CLO Fund security was not providing a dividend distribution.

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by us, or (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which we have invested. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investments. We determine the fair value of our investments in CLO Fund securities on a security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III (as described in — “Critical Accounting Policies — Valuation of Portfolio Investments” below) investment unless specific trading activity can be identified at or near the valuation date. When available, Level II (as described in “— Critical Accounting Policies — Valuation of Portfolio Investments” below) market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterizations of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. We evaluate the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds, and also considers other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

The unaudited table below summarizes certain attributes of each CLO Fund as per their most recent trustee reports as of September 30, 2012:

CLO Fund Securities(1)	Number of Securities	Number of Issuers	Number of Industries	Average Security Position Size	Average Issuer Position Size
Grant Grove CLO, Ltd.(2)	295	234	32	$942,963	$1,188,778
Katonah III, Ltd.(2)	81	43	19	1,257,104	2,368,033
Katonah V, Ltd.(2)	104	61	27	456,489	778,277
Katonah VII CLO Ltd.	159	133	30	1,648,367	1,970,604
Katonah VIII CLO Ltd.	194	158	31	1,827,296	2,243,642
Katonah IX CLO Ltd.	224	185	30	1,787,487	2,164,309
Katonah X CLO Ltd.	240	202	29	1,942,848	2,308,335
Katonah 2007-1 CLO Ltd.	195	167	28	1,525,100	1,780,805
Trimaran CLO IV, Ltd.	122	99	22	2,390,645	2,946,047
Trimaran CLO V, Ltd.	146	116	23	1,927,047	2,425,421
Trimaran CLO VI, Ltd.	168	130	25	1,736,073	2,243,540
Trimaran CLO VII, Ltd.	186	147	28	2,542,219	3,216,685

(1)	All data from most recent Trustee reports as of September 30, 2012.
(2)	Managed by non-affiliates as of September 30, 2012.

In May 2009, we purchased the class B-2L notes of the Katonah 2007-1 CLO investment managed by Katonah Debt Advisors (“Katonah 2007-1 B-2L”). We purchased Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of September 30, 2012 were approximately $8.7 million, $1.2 million, and $8.7 million, respectively, and at December 31, 2011, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $6.7 million, $1.2 million, and $6.7 million, respectively. Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by us and Katonah 2007-1 is current in the payment of all quarterly distributions in respect of the B-2L notes and the preferred shares.

All CLO Funds managed by Asset Manager Affiliates are currently making quarterly dividend distributions to us and are paying all senior and subordinate management fees to our Asset Manager Affiliates. With the exception of the Katonah III, Ltd. CLO Fund and the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to us.

In addition, in accordance with Rules 4-08(g) and 1-02(bb) of Regulation S-X promulgated by the SEC, separate summarized financial information with respect to one of the CLO Funds, Katonah 2007-1 CLO Ltd.

(“Katonah 2007 CLO”). These disclosures regarding Katonah 2007 CLO do not directly impact our financial position, results of operations or cash flows.

Below is a summary of Katonah 2007 CLO’s loan portfolio, followed by a listing of the loans in Katonah 2007 CLO’s portfolio as of September 30, 2012 and December 31, 2011. All loans are first lien senior secured loans unless otherwise indicated.

	As of:
	September 30, 2012	December 31, 2011
Total First Lien Senior Secured Loans(1)	$281,299,725	$293,277,220
Weighted Average yield on First Lien Senior Secured Loans(2)	4.37%	4.01%
Total Collateralized Loan Obligations(1)	$19,500,000	$19,500,000
Weighted Average yield on Collateralized Loan Obligations(2)	2.31%	2.28%
Total Common Stock(3)	$2,015,447	$1,447,080
Principal Cash Available	18,228,928	$5,208,482
Number of borrowers in Katonah 2007-I CLO Ltd.	173	178
Largest Loan to a single borrower	$4,937,500	$4,975,000
Total of five largest loans to borrowers	$23,490,839	$23,672,664

(1)	At principal amount.
(2)	Computed as annual stated interest rate, divided by total principal amount.
(3)	At fair value.

Katonah 2007-1 CLO Ltd. Loan Portfolio as of September 30, 2012

Portfolio Company	Business Description	Maturity Date	Interest Rate	Principal Amount
Acosta, Inc.	Grocery	3/2/2018	5.0%	978,516
Advantage Sales & Marketing Inc.	Grocery	12/18/2017	5.3%	982,500
AES Corporation, The	Utilities	6/1/2018	4.3%	1,970,000
Alaska Communications Systems Holdings, Inc.	Telecommunications	10/21/2016	5.5%	1,965,000
Allison Transmission, Inc.	Automobile	8/7/2017	3.7%	986,607
Allison Transmission, Inc.	Automobile	8/23/2019	4.3%	2,495,000
Alpha Topco Limited (Formula One)	Leisure, Amusement, Motion Pictures, Entertainment	4/28/2017	5.8%	1,990,000
Altegrity, Inc (f.k.a. US Investigations Services, Inc.)	Diversified/Conglomerate Service	2/21/2015	3.0%	718,343
APID 2007 - 5A(1)	CLO	4/15/2021	4.0%	1,000,000
Aptalis Pharma, Inc. (fka Axcan Intermediate Holdings Inc.)	Healthcare, Education and Childcare	2/10/2017	5.5%	497,500
Aramark Corporation	Diversified/Conglomerate Service	7/26/2016	3.5%	163,007
Aramark Corporation	Diversified/Conglomerate Service	7/26/2016	3.6%	21,980
Aramark Corporation	Diversified/Conglomerate Service	7/26/2016	3.5%	2,478,633
Aramark Corporation	Diversified/Conglomerate Service	7/26/2016	3.6%	272,850
Armored AutoGroup Inc. (fka Viking Acquisition Inc.)	Personal and Non Durable Consumer Products (Mfg. Only)	11/5/2016	6.0%	491,250
Ascena Retail Group, Inc.	Retail Stores	6/14/2018	4.8%	997,500
Ashland Inc.	Chemicals, Plastics and Rubber	8/23/2018	3.8%	740,000

Portfolio Company	Business Description	Maturity Date	Interest Rate	Principal Amount
Asurion, LLC (fka Asurion Corporation)	Insurance	5/24/2018	5.5%	1,000,000
Audatex North America, Inc. (CSG US Buyco and ABZ Buyco)	Automobile	5/16/2017	3.3%	1,465,399
Aurora Diagnostics, LLC	Healthcare, Education and Childcare	5/26/2016	6.3%	500,000
AVG Technologies N.V.	Electronics	3/15/2016	7.5%	676,383
Avis Budget Car Rental, LLC	Personal Transportation	3/15/2019	4.3%	1,592,622
B&G Foods, Inc.	Beverage, Food and Tobacco	11/30/2018	4.5%	992,500
Berry Plastics Holding Corporation	Containers, Packaging and Glass	4/3/2015	2.2%	2,898,488
Biomet, Inc.	Healthcare, Education and Childcare	7/25/2017	4.0%	2,916,306
Bresnan Broadband Holdings, LLC	Broadcasting and Entertainment	12/14/2017	4.5%	491,250
Brickman Group Holdings, Inc.	Diversified/Conglomerate Service	10/14/2016	5.5%	957,571
Burger King Corporation	Personal, Food and Miscellaneous Services	9/28/2019	3.8%	3,700,000
Burlington Coat Factory Warehouse Corporation	Retail Stores	2/23/2017	5.5%	2,826,250
BWay Holding Company	Containers, Packaging and Glass	2/23/2018	4.3%	770,134
Calpine Corporation	Utilities	4/1/2018	4.5%	985,000
Calpine Corporation	Utilities	4/1/2018	4.5%	2,962,500
Capital Automotive L.P.	Finance	3/11/2017	5.3%	1,789,756
Capsugel Holdings US, Inc.	Healthcare, Education and Childcare	8/1/2018	4.8%	925,161
Caribe Media Inc. (fka Caribe Information Investments Incorporated)	Printing and Publishing	N/A	N/A	887
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(2)	Printing and Publishing	11/18/2014	10.0%	350,861
CB Richard Ellis Services, Inc.	Buildings and Real Estate	9/4/2019	3.7%	3,950,000
Cedar Fair, L.P.	Leisure, Amusement, Motion Pictures, Entertainment	12/15/2017	4.0%	943,926
Celanese US Holdings LLC	Chemicals, Plastics and Rubber	10/31/2016	3.2%	2,017,732
Cequel Communications, LLC	Broadcasting and Entertainment	2/14/2019	4.0%	1,990,000
Charter Communications Operating, LLC	Broadcasting and Entertainment	9/6/2016	3.5%	2,273,877
Charter Communications Operating, LLC	Broadcasting and Entertainment	5/15/2019	4.0%	995,000
Chrysler Group LLC	Automobile	5/24/2017	6.0%	2,967,450
CHS/ Community Health Systems, Inc.	Healthcare, Education and Childcare	1/25/2017	3.9%	4,510,815
Cinemark USA, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	4/30/2016	3.5%	1,939,987
Covanta Energy Corporation	Ecological	3/28/2019	4.0%	995,000
Crown Castle Operating Company	Buildings and Real Estate	1/31/2019	4.0%	1,985,000

Portfolio Company	Business Description	Maturity Date	Interest Rate		Principal Amount
CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision))	Broadcasting and Entertainment	3/29/2016	3.2%		2,892,365
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare, Education and Childcare	10/20/2016	4.5%		1,965,000
Dean Foods Company	Beverage, Food and Tobacco	4/2/2017	3.5%		4,779,589
Del Monte Foods Company	Beverage, Food and Tobacco	3/8/2018	4.5%		2,876,278
Dex Media West LLC	Printing and Publishing	10/24/2014	7.3%		1,132,334
DineEquity, Inc.	Personal, Food and Miscellaneous Services	10/19/2017	4.3%		314,366
Dole Food Company, Inc.	Farming and Agriculture	7/8/2018	5.0%		345,625
Dollar General Corporation	Retail Stores	7/7/2014	3.0%		3,987,935
Drumm Investors LLC (aka Golden Living)	Healthcare, Education and Childcare	5/4/2018	5.0%		4,442,406
Dunkin' Brands, Inc.	Personal, Food and Miscellaneous Services	11/23/2017	4.0%		2,194,391
Education Management LLC	Healthcare, Education and Childcare	6/1/2016	4.4%		1,570,376
Epicor Software Corporation (fka Eagle Parent Inc.)	Electronics	5/16/2018	5.0%		1,975,000
Equipower Resources Holdings, LLC	Utilities	12/21/2018	6.5%		1,496,250
Essential Power, LLC	Utilities	8/8/2019	5.5%		1,000,000
Federal-Mogul Corporation	Automobile	12/29/2014	2.2%		1,367,813
Federal-Mogul Corporation	Automobile	12/28/2015	2.2%		422,654
Fidelity National Information Services, Inc.	Electronics	3/30/2017	2.2%		2,925,000
Fidelity National Information Services, Inc.	Electronics	7/18/2014	2.5%		860,980
First Data Corporation	Finance	9/24/2014	3.0%		38,807
First Data Corporation	Finance	9/24/2014	3.0%		77,808
Freescale Semiconductor, Inc.	Electronics	12/1/2016	4.5%		2,990,221
Fresenius Medical Care AG & Co., KGaA/Fresenius Medical Care Holdings, Inc.	Healthcare, Education and Childcare	3/31/2013	1.6%		961,637
Fresenius SE	Healthcare, Education and Childcare	9/10/2014	3.5%		617,101
Fresenius SE	Healthcare, Education and Childcare	9/10/2014	3.5%		352,504
GALXY 2006-6X(1)	CLO	6/13/2018	0.8%		1,500,000
GenOn Energy, Inc. / GenOn Americas, Inc.	Utilities	12/4/2017	6.0%		980,000
Genpact Limited	Diversified/Conglomerate Service	8/30/2019	4.3%		500,000
Gentiva Health Services, Inc.	Healthcare, Education and Childcare	8/17/2016	6.5%		3,424,646
Getty Images, Inc.	Printing and Publishing	11/7/2016	5.3%		451,610
GOLDK 2007-2A(1)	CLO	4/15/2019	0.8%		1,000,000
Graceway Pharmaceuticals, LLC	Healthcare, Education and Childcare	5/3/2012	7.0	%(3)	85,266
Grifols Inc.	Healthcare, Education and Childcare	6/1/2017	4.5%		985,343
Hamilton Lane Advisors, L.L.C.	Finance	2/28/2018	6.5%		975,000

Portfolio Company	Business Description	Maturity Date	Interest Rate	Principal Amount
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.)	Healthcare, Education and Childcare	7/11/2014	3.8%	3,317,763
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Printing and Publishing	6/30/2017	5.5%	992,833
HCA Inc.	Healthcare, Education and Childcare	5/1/2018	3.5%	3,000,000
HCR ManorCare, Inc. (fka HCR Healthcare, LLC)	Healthcare, Education and Childcare	4/6/2018	5.0%	492,500
Health Management Associates, Inc.	Healthcare, Education and Childcare	11/16/2018	4.5%	2,481,250
Hertz Corporation, The	Personal Transportation	3/11/2018	3.8%	985,000
Hillman Group, Inc., The	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	5/31/2016	5.0%	977,512
HLCNL 2007-2A(1)	CLO	4/24/2021	4.1%	3,000,000
HMSC Corporation (aka Swett and Crawford)	Insurance	4/3/2014	2.5%	945,000
Hunter Fan Company	Home and Office Furnishings, Housewares, and Durable Consumer Products	4/16/2014	2.7%	1,416,650
Huntsman International LLC	Chemicals, Plastics and Rubber	4/19/2017	2.8%	2,290,204
Huntsman International LLC	Chemicals, Plastics and Rubber	4/19/2017	3.1%	848,536
ICL Industrial Containers ULC/ICL, Contenants Industriels ULC (aka Bway)	Containers, Packaging and Glass	2/23/2018	4.3%	77,615
Infor (US), Inc. ((fka Lawson Software Inc.)	Electronics	4/5/2018	5.3%	2,749,375
International Architectural Products, Inc.(2)	Mining, Steel, Iron and Non-Precious Metals	N/A	N/A	823
International Architectural Products, Inc.	Mining, Steel, Iron and Non-Precious Metals	5/21/2015	12.0%	166,935	(3)(4)
IPC Systems, Inc.	Diversified/Conglomerate Service	6/2/2014	2.5%	1,435,712
J. Crew Group, Inc.	Retail Stores	3/7/2018	4.8%	1,975,000
Jarden Corporation	Personal and Non Durable Consumer Products (Mfg. Only)	3/31/2018	3.2%	1,970,037
JBS USA, LLC	Beverage, Food and Tobacco	5/25/2018	4.3%	987,500
JMC Steel Group, Inc.	Mining, Steel, Iron and Non-Precious Metals	4/1/2017	4.8%	1,488,682
Key Safety Systems, Inc.	Automobile	3/8/2014	2.6%	1,826,099
KIK Custom Products Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	6/2/2014	2.5%	139,024
KIK Custom Products Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	6/2/2014	2.5%	810,976
Kronos Worldwide, Inc.	Chemicals, Plastics and Rubber	6/13/2018	5.8%	1,481,250
La Paloma Generating Company, LLC	Utilities	8/25/2017	7.0%	1,975,000
Las Vegas Sands, LLC	Hotels, Motels, Inns, and Gaming	11/23/2016	2.7%	607,403
Las Vegas Sands, LLC	Hotels, Motels, Inns, and Gaming	11/23/2016	2.7%	2,692,698

Portfolio Company	Business Description	Maturity Date	Interest Rate		Principal Amount
Live Nation Entertainment, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	11/7/2016	4.5%		487,503
Longview Power, LLC	Utilities	10/31/2017	7.3%		866,765
Lord & Taylor Holdings LLC (LT Propco LLC)	Retail Stores	1/11/2019	5.8%		330,619
LPL Holdings, Inc.	Finance	3/29/2019	4.0%		1,990,000
MACCL 2007-1A(1)	CLO	7/26/2023	2.0%		2,000,000
Mackinaw Power Holdings, LLC	Utilities	6/22/2015	1.9%		1,619,048
MCC Iowa LLC (Mediacom Broadband Group)	Broadcasting and Entertainment	1/31/2015	1.9%		974,160
MDPK 2007-4A(1)	CLO	3/22/2021	1.8%		2,000,000
Metro-Goldwyn-Mayer Inc.(2)	Leisure, Amusement, Motion Pictures, Entertainment		N/A		53,069
MetroPCS Wireless, Inc.	Telecommunications	3/17/2018	4.0%		1,965,050
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)	Beverage, Food and Tobacco	2/25/2018	4.3%		369,813
Michaels Stores, Inc.	Retail Stores	7/31/2016	4.9%		979,129
Michaels Stores, Inc.	Retail Stores	7/31/2016	4.9%		1,653,327
MMH Media Holdings Inc. (fka MMH Partners, L.P.)	Printing and Publishing	7/10/2014	4.5	%(3)(5)	233,540
MMH Media Holdings Inc. (fka MMH Partners, L.P.)(2)	Printing and Publishing	N/A	N/A		5,120
Munder Capital Management	Finance	3/23/2015	6.0%		161,577
NAVIG 2007-2A(1)	CLO	4/17/2021	2.2%		3,000,000
NBTY, INC.	Personal and Non Durable Consumer Products (Mfg. Only)	10/1/2017	4.3%		430,714
Neiman Marcus Group Inc., The	Retail Stores	5/16/2018	4.8%		3,000,000
Novelis, Inc.	Mining, Steel, Iron and Non-Precious Metals	3/10/2017	4.0%		982,500
NRG Energy, Inc.	Utilities	7/1/2018	4.0%		987,500
Nuveen Investments, Inc.	Finance	5/13/2017	5.9%		831,561
Nuveen Investments, Inc.	Finance	5/13/2017	5.9%		971,633
Oxbow Carbon LLC/ Oxbow Calcining LLC	Mining, Steel, Iron and Non-Precious Metals	5/8/2016	3.7%		542,373
Pantry, Inc., The	Grocery	8/3/2019	5.8%		3,000,000
Party City Holdings Inc.	Retail Stores	7/27/2019	5.8%		500,000
PetCo Animal Supplies, Inc.	Retail Stores	11/24/2017	4.5%		3,449,798
Petroleum GEO-Services ASA/PGS Finance, Inc.	Oil and Gas	6/29/2015	2.1%		1,568,444
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Healthcare, Education and Childcare	12/5/2018	6.3%		1,488,750
Pinnacle Foods Finance LLC	Beverage, Food and Tobacco	10/2/2016	3.7%		4,820,529
PQ Corporation (fka Niagara Acquisition, Inc.)	Chemicals, Plastics and Rubber	7/30/2014	4.0%		2,000,000

Portfolio Company	Business Description	Maturity Date	Interest Rate	Principal Amount
QCE, LLC (Quiznos)	Personal, Food and Miscellaneous Services	1/24/2017	9.0%	806,605
R.H. Donnelley Inc.	Printing and Publishing	10/24/2014	9.0%	551,081
Regal Cinemas Corporation	Leisure, Amusement, Motion Pictures, Entertainment	8/23/2017	3.2%	491,250
Reynolds Group Holdings Inc.	Containers, Packaging and Glass	9/28/2018	4.8%	2,155,000
RGIS Services, LLC	Diversified/Conglomerate Service	10/18/2016	4.6%	2,032,308
ROSED I - A(1)	CLO	7/25/2021	1.4%	2,000,000
Roundy's Supermarkets, Inc.	Grocery	2/13/2019	5.8%	2,985,000
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics	3/29/2019	4.0%	497,500
RPI Finance Trust	Healthcare, Education and Childcare	5/9/2018	4.0%	1,971,828
Sabre Inc.	Leisure, Amusement, Motion Pictures, Entertainment	9/30/2014	2.2%	558,504
SBA Senior Finance II LLC	Telecommunications	9/28/2019	3.8%	250,000
SBA Senior Finance II LLC	Telecommunications	6/30/2018	3.8%	987,500
Sealed Air Corporation	Containers, Packaging and Glass	10/3/2018	4.8%	980,000
Seaworld Parks & Entertainment, Inc. (f/k/a SW Acquisitions Co., Inc.)	Leisure, Amusement, Motion Pictures, Entertainment	8/17/2017	4.0%	965,094
Select Medical Corporation	Healthcare, Education and Childcare	6/1/2018	5.5%	4,937,500
Seminole Tribe of Florida	Hotels, Motels, Inns, and Gaming	3/5/2014	1.9%	446,316
Seminole Tribe of Florida	Hotels, Motels, Inns, and Gaming	3/5/2014	1.9%	1,611,660
Seminole Tribe of Florida	Hotels, Motels, Inns, and Gaming	3/5/2014	1.9%	639,676
Sensata Technology BV/Sensata Technology Finance Company, LLC	Electronics	5/12/2018	4.0%	1,975,000
Serena Software, Inc.	Electronics	3/10/2016	4.2%	2,000,000
Sinclair Television Group, Inc.	Broadcasting and Entertainment	10/28/2016	4.0%	992,551
Solvest, Ltd. (Dole)	Farming and Agriculture	7/8/2018	5.0%	618,488
Sorenson Communications, Inc.	Electronics	8/16/2013	6.0%	4,246,700
Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,Inc and Onex Wind Finance LP.)	Aerospace and Defense	4/18/2019	3.8%	2,487,500
SRAM, LLC	Leisure, Amusement, Motion Pictures, Entertainment	6/7/2018	4.8%	918,946
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Electronics	6/7/2019	5.0%	872,527
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Electronics	6/7/2019	5.0%	90,261
Sun Products Corporation., The (fka Huish Detergents Inc.)	Personal and Non Durable Consumer Products (Mfg. Only)	4/26/2014	2.2%	2,396,525
SunCoke Energy, Inc.	Mining, Steel, Iron and Non-Precious Metals	7/26/2018	4.0%	247,494

Portfolio Company	Business Description	Maturity Date	Interest Rate	Principal Amount
SunGard Data Systems Inc (Solar Capital Corp.)	Electronics	2/28/2017	4.0%	2,720,982
Telesat Canada	Telecommunications	3/28/2019	4.3%	997,500
TPF Generation Holdings, LLC	Utilities	12/15/2013	2.3%	193,223
TRAL 2007 - 1A(1)	CLO	4/16/2022	2.0%	3,000,000
TRAL 2007 - 1A(1)	CLO	4/16/2022	4.2%	1,000,000
TransDigm Inc.	Aerospace and Defense	2/14/2017	4.0%	1,969,937
Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L)	Chemicals, Plastics and Rubber	8/2/2017	8.0%	1,756,662
Tronox Pigments (Netherlands) B. V.	Chemicals, Plastics and Rubber	2/8/2018	4.3%	1,567,500
Tronox Pigments (Netherlands) B. V.	Chemicals, Plastics and Rubber	2/8/2018	4.3%	427,500
Tube City IMS Corporation	Mining, Steel, Iron and Non-Precious Metals	3/20/2019	5.8%	3,980,000
TW Telecom Holdings Inc. (fka Time Warner Telecom Holdings Inc.)	Telecommunications	12/30/2016	3.5%	2,433,026
TWCC Holding Corp.	Broadcasting and Entertainment	2/13/2017	4.3%	3,325,061
United Air Lines, Inc.	Personal Transportation	2/1/2014	2.3%	2,445,033
Univar Inc.	Chemicals, Plastics and Rubber	6/30/2017	5.0%	3,198,242
Universal Health Services, Inc.	Healthcare, Education and Childcare	11/15/2016	3.8%	466,188
Univision Communications Inc.	Broadcasting and Entertainment	3/31/2017	4.5%	3,331,956
Valleycrest Companies LLC (VCC Holdco II Inc.)	Diversified/Conglomerate Service	10/4/2016	8.0%	1,801,966
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)	Electronics	3/27/2019	3.8%	995,000
Vertafore, Inc.	Electronics	7/29/2016	5.3%	982,508
Walter Energy, Inc. (f/k/a Walter Industries, Inc.)	Mining, Steel, Iron and Non-Precious Metals	4/2/2018	4.0%	2,822,032
Warner Chilcott Company, LLC	Healthcare, Education and Childcare	3/15/2018	4.3%	191,840
Warner Chilcott Corporation	Healthcare, Education and Childcare	3/15/2018	4.3%	145,706
Warner Chilcott Corporation	Healthcare, Education and Childcare	3/15/2018	4.3%	383,680
WC Luxco S.A.R.L. (Warner Chilcott)	Healthcare, Education and Childcare	3/15/2018	4.3%	263,780
Weight Watchers International, Inc.	Beverage, Food and Tobacco	3/15/2019	4.0%	997,500
Wendy's International, Inc	Personal, Food and Miscellaneous Services	5/15/2019	4.8%	2,000,000
West Corporation	Diversified/Conglomerate Service	7/15/2016	5.5%	1,533,734
West Corporation	Diversified/Conglomerate Service	7/15/2016	5.5%	539,083
WireCo WorldGroup Inc.	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	2/15/2017	6.0%	2,000,000
Wolverine World Wide, Inc.	Textiles and Leather	7/31/2019	4.0%	696,429

Portfolio Company	Business Description	Maturity Date	Interest Rate	Principal Amount
Yankee Candle Company, Inc., The	Retail Stores	4/2/2019	5.3%	3,980,000

(1)	Investment in a Collateralize Loan Obligation
(2)	Equity investment in common stock
(3)	Loan on non-accrual status
(4)	Interest rate includes 3.5% of PIK
(5)	Interest rate includes 4.5% of PIK

Katonah 2007-1 CLO Ltd. Loan Portfolio as of December 31, 2011

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)	Principal Amount	Fair Value
Acosta, Inc.	Grocery	3/1/2018	4.8%	995,000	975,100
Advanced Lighting Technologies, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	6/1/2013	3.1%	638,630	608,295
Advanced Lighting Technologies, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	6/1/2013	3.1%	2,892,548	2,755,152
Advantage Sales & Marketing Inc.	Grocery	12/18/2017	5.3%	990,000	977,625
AES Corporation, The	Utilities	6/1/2018	4.3%	1,985,000	1,982,152
AGS LLC	Hotels, Motels, Inns, and Gaming	5/14/2013	3.3%	406,279	310,804
AGS LLC	Hotels, Motels, Inns, and Gaming	5/14/2013	3.3%	2,703,010	2,067,803
Alaska Communications Systems Holdings, Inc.	Telecommunications	10/21/2016	5.5%	1,980,000	1,851,300
AlixPartners, LLP	Diversified/Conglomerate Service	10/12/2013	2.5%	1,269,841	1,243,810
Alliance Laundry Systems LLC	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	9/30/2016	6.3%	426,316	426,493
Allison Transmission, Inc.	Automobile	8/7/2014	2.8%	994,062	971,144
Altegrity, Inc (f.k.a. US Investigations Services, Inc.)	Diversified/Conglomerate Service	2/21/2015	3.0%	795,785	741,075
AmerCable Incorporated	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	6/29/2014	3.9%	923,001	830,701
APID 2007 - 5A(1)	CLO	4/15/2021	4.0%	1,000,000	589,637
Aramark Corporation	Diversified/Conglomerate Service	1/26/2014	2.5%	21,980	21,647
Aramark Corporation	Diversified/Conglomerate Service	7/26/2016	3.8%	163,007	159,543
Aramark Corporation	Diversified/Conglomerate Service	7/26/2016	3.8%	2,478,633	2,425,962
Aramark Corporation	Diversified/Conglomerate Service	1/26/2014	2.5%	272,850	268,715
Armored AutoGroup Inc. (fka Viking Acquisition Inc.)	Personal and Non Durable Consumer Products (Mfg. Only)	11/5/2016	6.0%	495,000	469,324
Ashland Inc.	Chemicals, Plastics and Rubber	8/23/2018	3.8%	996,964	1,001,864
Audatex Holdings, LLC (Solera)	Diversified/Conglomerate Service	5/16/2014	2.3%	1,472,938	1,461,891
Aurora Diagnostics, LLC	Healthcare, Education and Childcare	5/26/2016	6.3%	508,611	501,618
AVG Technologies N.V.	Electronics	3/15/2016	7.5%	1,000,000	940,000
Avis Budget Car Rental, LLC	Personal Transportation	4/19/2014	5.8%	517,617	519,237
B&G Foods, Inc.	Beverage, Food and Tobacco	11/30/2018	4.5%	1,000,000	1,003,540
Berry Plastics Holding Corporation	Containers, Packaging and Glass	4/3/2015	2.3%	2,921,492	,2794,042

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)	Principal Amount	Fair Value
Biomet, Inc.	Healthcare, Education and Childcare	3/25/2015	3.5%	2,938,962	2,872,836
Bresnan Broadband Holdings, LLC	Broadcasting and Entertainment	12/14/2017	4.5%	495,000	490,567
Brickman Group Holdings, Inc.	Diversified/Conglomerate Service	10/14/2016	7.3%	990,000	993,713
Burger King Corporation	Personal, Food and Miscellaneous Services	10/19/2016	4.5%	2,874,900	2,829,721
Burlington Coat Factory Warehouse Corporation	Retail Stores	2/23/2017	6.3%	2,975,000	2,927,415
BWay Holding Company	Containers, Packaging and Glass	2/23/2018	4.5%	841,970	832,498
Calpine Corporation	Utilities	4/1/2018	4.5%	992,500	975,265
Calpine Corporation	Utilities	4/1/2018	4.5%	2,985,000	2,933,165
Capital Automotive L.P.	Finance	3/11/2017	5.0%	1,892,481	1,859,362
Capsugel Holdings US, Inc.	Healthcare, Education and Childcare	8/1/2018	5.3%	997,500	1,000,542
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(2)	Printing and Publishing	N/A	N/A	887	296,932
Caribe Media Inc. (fka Caribe Information Investments Incorporated)	Printing and Publishing	11/18/2014	10.0%	377,175	377,175
CB Richard Ellis Services, Inc.	Buildings and Real Estate	9/4/2019	3.8%	3,980,000	3,904,141
Cedar Fair, L.P.	Leisure, Amusement, Motion Pictures, Entertainment	12/15/2017	4.0%	964,789	964,664
Celanese US Holdings LLC	Chemicals, Plastics and Rubber	10/31/2016	3.1%	2,033,174	2,045,037
Cequel Communications, LLC	Broadcasting and Entertainment	11/5/2013	2.3%	852,051	844,003
Charter Communications Operating, LLC	Broadcasting and Entertainment	3/6/2014	2.3%	116,539	115,894
Charter Communications Operating, LLC	Broadcasting and Entertainment	9/6/2016	3.8%	2,954,811	2,895,242
Chrysler Group LLC	Automobile	5/24/2017	6.0%	2,989,987	1,890,877
CHS/ Community Health Systems, Inc.	Healthcare, Education and Childcare	1/25/2017	4.0%	1,494,694	1,448,829
CHS/ Community Health Systems, Inc.	Healthcare, Education and Childcare	7/25/2014	2.5%	153,079	148,700
CHS/ Community Health Systems, Inc.	Healthcare, Education and Childcare	7/25/2014	2.8%	2,980,206	2,894,942
Cinemark USA, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	4/30/2016	3.6%	1,954,948	1,947,080
Constellation Brands, Inc.	Beverage, Food and Tobacco	6/5/2015	3.1%	379,265	380,154
Constellation Brands, Inc.	Beverage, Food and Tobacco	6/5/2013	2.0%	768,785	768,401
Covanta Energy Corporation	Ecological	2/10/2014	1.8%	338,401	333,605
Covanta Energy Corporation	Ecological	2/10/2014	1.8%	654,726	645,448
Crown Castle Operating Company	Telecommunications	3/6/2014	3.0%	1,143,619	1,129,907

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)	Principal Amount	Fair Value
CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision))	Broadcasting and Entertainment	3/29/2016	3.2%	2,914,614	2,847,665
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Healthcare, Education and Childcare	10/20/2016	4.5%	1,980,000	1,983713
Dean Foods Company	Beverage, Food and Tobacco	4/2/2017	3.6%	4,816,261	4,688,630
Del Monte Foods Company	Beverage, Food and Tobacco	3/8/2018	4.5%	2,985,000	2,843,213
Deluxe Entertainment Services Group Inc.	Leisure, Amusement, Motion Pictures, Entertainment	5/13/2013	6.3%	39,370	39,124
Deluxe Entertainment Services Group Inc.	Leisure, Amusement, Motion Pictures, Entertainment	5/13/2013	6.3%	535,433	532,089
Dex Media West LLC	Printing and Publishing	10/24/2014	7.3%	1,333,115	755,063
DineEquity, Inc.	Personal, Food and Miscellaneous Services	10/19/2017	4.3%	425,873	420,845
Dole Food Company, Inc.	Farming and Agriculture	7/8/2018	5.0%	348,250	347,416
Dollar General Corporation	Retail Stores	7/7/2014	3.1%	3,987,935	3,989,510
Drumm Investors LLC (aka Golden Living)	Healthcare, Education and Childcare	5/4/2018	5.0%	4,476,962	3,926,296
Dunkin' Brands, Inc.	Personal, Food and Miscellaneous Services	11/23/2017	4.0%	2,216,683	2,186,890
Education Management LLC	Healthcare, Education and Childcare	6/1/2016	4.6%	1,583,200	1,432,550
Epicor Software Corporation (fka Eagle Parent Inc.)	Electronics	5/16/2018	5.0%	1,990,000	1,876,073
Equipower Resources Holdings, LLC	Utilities	1/26/2018	5.8%	1,000,000	950,000
Federal-Mogul Corporation	Automobile	12/29/2014	2.2%	1,378,584	1,279,284
Federal-Mogul Corporation	Automobile	12/28/2015	2.2%	425,982	395,299
Fidelity National Information Services, Inc.	Electronics	7/18/2016	4.3%	812,500	813,260
Fidelity National Information Services, Inc.	Electronics	7/18/2014	2.6%	1,710,649	1,700,317
First Data Corporation	Finance	9/24/2014	3.0%	874,576	795,868
First Data Corporation	Finance	9/24/2014	3.0%	1,753,536	1,595,726
FirstLight Power Resources, Inc. (fka NE Energy, Inc.)	Utilities	11/1/2013	2.8%	1,976,623	1,910,742
Freescale Semiconductor, Inc.	Electronics	12/1/2016	4.5%	2,990,221	2,868,369
Fresenius Medical Care AG & Co., KGaA/Fresenius Medical Care Holdings, Inc.	Healthcare, Education and Childcare	3/31/2013	2.0%	1,928,389	1,917,088
Fresenius SE	Healthcare, Education and Childcare	9/10/2014	3.5%	620,970	620,194
Fresenius SE	Healthcare, Education and Childcare	9/10/2014	3.5%	354,714	354,271
GALXY 2006-6X(1)	CLO	6/13/2018	0.9%	1,500,000	1,217,000
Generac Acquisition Corp.	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	11/10/2013	2.8%	945,259	936,515
GenOn Energy, Inc. / GenOn Americas, Inc.	Utilities	12/4/2017	6.0%	987,500	987,322

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)		Principal Amount	Fair Value
Gentiva Health Services, Inc.	Healthcare, Education and Childcare	8/17/2016	4.8%		3,703,944	3,328,920
Getty Images, Inc.	Printing and Publishing	11/7/2016	5.3%		490,344	491,977
GOLDK 2007-2A(1)	CLO	4/15/2019	0.8%		1,000,000	792,297
Graceway Pharmaceuticals, LLC	Healthcare, Education and Childcare	5/3/2012	7.0	%(3)	109,075	58,492
Graphic Packaging International, Inc.	Diversified Natural Resources, Precious Metals and Minerals	5/16/2014	3.1%		1,518,308	1,517,359
Graphic Packaging International, Inc.	Diversified Natural Resources, Precious Metals and Minerals	5/16/2014	2.4%		863,362	859,490
Gray Television, Inc.	Broadcasting and Entertainment	12/31/2014	3.8%		685,296	664,737
Grifols Inc.	Healthcare, Education and Childcare	6/1/2017	6.0%		995,000	994,846
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.)	Healthcare, Education and Childcare	7/11/2014	3.9%		3,346,537	2,790,175
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Printing and Publishing	6/30/2014	2.8%		1,432,500	1,216,601
HCA Inc.	Healthcare, Education and Childcare	5/1/2018	3.5%		3,000,000	2,848,875
HCR ManorCare, Inc. (fka HCR Healthcare, LLC)	Healthcare, Education and Childcare	4/6/2018	5.0%		496,250	456,426
Health Management Associates, Inc.	Healthcare, Education and Childcare	11/16/2018	4.5%		2,500,000	2,492,613
Hertz Corporation, The	Personal Transportation	3/11/2018	3.8%		992,500	977,151
Hillman Group, Inc., The	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	5/31/2016	5.0%		985,003	975,153
HLCNL 2007-2A(1)	CLO	4/24/2021	4.0%		3,000,000	1,751,223
HMSC Corporation (aka Swett and Crawford)	Insurance	4/3/2014	2.5%		952,500	755,652
Hunter Fan Company	Home and Office Furnishings, Housewares, and Durable Consumer Products	4/16/2014	2.8%		1,416,650	1,289,152
Huntsman International LLC	Chemicals, Plastics and Rubber	4/19/2014	1.9%		857,107	838,718
Huntsman International LLC	Chemicals, Plastics and Rubber	4/19/2017	2.9%		2,336,943	2,244,306
ICL Industrial Containers ULC/ICL, Contenants Industriels ULC (aka Bway)	Containers, Packaging and Glass	2/23/2018	4.5%		77,615	76,742
International Architectural Products, Inc.(2)	Mining, Steel, Iron and Non-Precious Metals	N/A	N/A		823	144,064
International Architectural Products, Inc.	Mining, Steel, Iron and Non-Precious Metals	5/21/2015	12.0	%(3)(4)	174,624	1,360,507
IPC Systems, Inc.	Diversified/Conglomerate Service	6/2/2014	2.8%		1,456,388	1,874,152
J. Crew Group, Inc.	Retail Stores	3/7/2018	4.8%		1,990,000	1,992,471
Jarden Corporation	Personal and Non Durable Consumer Products (Mfg. Only)	3/31/2018	3.3%		1,985,037	971,369
JBS USA, LLC	Beverage, Food and Tobacco	5/25/2018	4.3%		995,000	120,096
KIK Custom Products Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	6/2/2014	2.5%		140,122	700,558
KIK Custom Products Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	6/2/2014	2.5%		817,378	1,946,051

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)		Principal Amount	Fair Value
La Paloma Generating Company, LLC	Utilities	8/25/2017	7.0%		1,990,000	365,183
Las Vegas Sands, LLC	Hotels, Motels, Inns, and Gaming	11/23/2016	2.9%		711,439	1,445,827
Las Vegas Sands, LLC	Hotels, Motels, Inns, and Gaming	11/23/2016	2.9%		3,153,446	488,639
Live Nation Entertainment, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	11/7/2016	4.5%		491,250	786,534
Longview Power, LLC	Utilities	10/31/2017	6.1%		873,315	998,750
Lord & Taylor Holdings LLC (LT Propco LLC)	Retail Stores	1/11/2019	5.8%		1,000,000	837,015
LPL Holdings, Inc.	Finance	6/28/2013	2.1%		839,904	2,653,694
LPL Holdings, Inc.	Finance	6/25/2015	4.3%		2,643,780	1,188,451
MACCL 2007-1A(1)	CLO	7/26/2023	2.0%		2,000,000	1,611,156
Mackinaw Power Holdings, LLC	Utilities	6/22/2015	1.9%		1,687,075	927,907
MCC Iowa LLC (Mediacom Broadband Group)	Broadcasting and Entertainment	1/31/2015	2.0%		981,912	1,195,919
MDPK 2007-4A(1)	CLO	3/22/2021	2.0%		2,000,000	1,149,819
Metro-Goldwyn-Mayer Inc.(2)	Leisure, Amusement, Motion Pictures, Entertainment	N/A	N/A		53,069	1,928,544
MetroPCS Wireless, Inc.	Telecommunications	3/17/2018	4.1%		1,980,025	367,719
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)	Beverage, Food and Tobacco	2/25/2018	4.3%		370,732	964,687
Michaels Stores, Inc.	Retail Stores	7/31/2016	5.0%		979,129	1,628,527
Michaels Stores, Inc.	Retail Stores	7/31/2016	5.0%		1,653,327	1,814,513
Mitchell International, Inc.	Diversified/Conglomerate Service	3/28/2014	2.6%		1,905,000	—
MMH Media Holdings Inc. (fka MMH Partners, L.P.)	Printing and Publishing	7/10/2014	4.5	%(3)(5)	236,615	—
MMH Media Holdings Inc. (fka MMH Partners, L.P.)(2)	Printing and Publishing	N/A	N/A		5,120	323,400
Munder Capital Management	Finance	3/23/2015	6.0%		330,000	1,832,900
NAVIG 2007-2A(1)	CLO	4/17/2021	2.1%		3,000,000	426,974
NBTY, INC.	Personal and Non Durable Consumer Products (Mfg. Only)	10/1/2017	4.3%		430,714	968,928
NDS Finance Limited	Broadcasting and Entertainment	3/12/2018	4.0%		992,500	2,898,750
Neiman Marcus Group Inc., The	Retail Stores	5/16/2018	4.8%		3,000,000	174,156
Noranda Aluminum Acquisition Corporation	Mining, Steel, Iron and Non-Precious Metals	5/18/2014	2.0%		175,915	976,595
Novelis, Inc.	Mining, Steel, Iron and Non-Precious Metals	3/10/2017	3.8%		990,000	993,761
NRG Energy, Inc.	Utilities	7/1/2018	4.0%		995,000	936,411
Nuveen Investments, Inc.	Finance	5/13/2017	5.8%		971,633	796,743
Nuveen Investments, Inc.	Finance	11/13/2014	3.3%		831,561	1,541,178
Oxbow Carbon LLC/ Oxbow Calcining LLC	Mining, Steel, Iron and Non-Precious Metals	5/8/2016	3.9%		1,580,695	364,384
Pantry, Inc., The	Grocery	5/15/2014	2.1%		374,086	1,921,647
Pantry, Inc., The	Grocery	5/15/2014	2.1%		1,972,812	3,403,120

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)	Principal Amount	Fair Value
PetCo Animal Supplies, Inc.	Retail Stores	11/24/2017	4.5%	3,485,000	1,513,549
Petroleum GEO-Services ASA/PGS Finance, Inc.	Oil and Gas	6/29/2015	2.3%	1,568,444	1,493,093
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Healthcare, Education and Childcare	12/5/2018	6.3%	1,500,000	4,763,331
Pinnacle Foods Finance LLC	Beverage, Food and Tobacco	4/2/2014	2.8%	4,857,469	742,582
QCE, LLC (Quiznos)	Personal, Food and Miscellaneous Services	1/24/2017	5.1%	888,559	221,039
R.H. Donnelley Inc.	Printing and Publishing	10/24/2014	9.0%	607,669	491,545
Regal Cinemas Corporation	Leisure, Amusement, Motion Pictures, Entertainment	8/23/2017	3.6%	495,000	2,933,816
Reynolds Group Holdings Inc.	Containers, Packaging and Glass	2/9/2018	6.5%	2,945,465	996,244
Rock-Tenn Company	Diversified Natural Resources, Precious Metals and Minerals	5/28/2018	3.5%	995,000	1,449,825
ROSED I - A(1)	CLO	7/25/2021	1.4%	2,000,000	3,209,515
Roundy's Supermarkets, Inc.	Grocery	11/3/2013	3.8%	3,212,519	1,987,204
RPI Finance Trust	Healthcare, Education and Childcare	5/9/2018	4.0%	1,990,000	1,977,092
Sabre Inc.	Leisure, Amusement, Motion Pictures, Entertainment	9/30/2014	2.3%	2,381,250	1,978,461
Sally Holdings LLC	Personal and Non Durable Consumer Products (Mfg. Only)	11/16/2013	2.6%	1,980,937	992,513
SBA Senior Finance II LLC	Telecommunications	6/30/2018	3.8%	995,000	998,733
Sealed Air Corporation	Containers, Packaging and Glass	10/3/2018	4.8%	987,500	4,751,125
Select Medical Corporation	Healthcare, Education and Childcare	6/1/2018	5.5%	4,975,000	430,225
Seminole Tribe of Florida	Hotels, Motels, Inns, and Gaming	3/5/2014	2.1%	450,202	1,552,678
Seminole Tribe of Florida	Hotels, Motels, Inns, and Gaming	3/5/2014	2.1%	1,624,777	773,785
Seminole Tribe of Florida	Hotels, Motels, Inns, and Gaming	3/5/2014	2.1%	809,717	1,973,831
Sensata Technology BV/Sensata Technology Finance Company, LLC	Electronics	5/12/2018	4.0%	1,990,000	1,891,260
Serena Software, Inc.	Electronics	3/10/2016	4.5%	2,000,000	995,168
Sinclair Television Group, Inc.	Broadcasting and Entertainment	10/28/2016	4.0%	1,000,000	785,701
Solutia Inc.	Chemicals, Plastics and Rubber	8/1/2017	3.5%	783,824	645,201
Solvest, Ltd. (Dole)	Farming and Agriculture	7/8/2018	5.0%	646,750	4,401,787
Sorenson Communications, Inc.	Electronics	8/16/2013	6.0%	4,546,972	1,807,683
Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,Inc and Onex Wind Finance LP.)	Aerospace and Defense	9/30/2016	3.5%	1,806,184	919,580
Spirit Realty Capital, Inc. (fka Spirit Finance Corporation)	Finance	8/1/2013	3.4%	1,000,000	979,231
SRAM, LLC	Leisure, Amusement, Motion Pictures, Entertainment	6/7/2018	4.8%	974,360	2,154,621

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)	Principal Amount	Fair Value
Sun Products Corporation., The (fka Huish Detergents Inc.)	Personal and Non Durable Consumer Products (Mfg. Only)	4/26/2014	2.3%	2,415,495	246,256
SunCoke Energy, Inc.	Mining, Steel, Iron and Non-Precious Metals	7/26/2018	4.0%	249,374	948,458
SunGard Data Systems Inc (Solar Capital Corp.)	Electronics	2/28/2014	3.8%	958,440	2,791,000
SunGard Data Systems Inc (Solar Capital Corp.)	Electronics	2/28/2014	2.0%	2,852,500	1,093,846
Supervalu Inc.	Grocery	10/5/2015	3.5%	1,124,777	3,059,453
Supervalu Inc.	Grocery	4/30/2018	4.5%	3,115,644	1,225,000
Tenneco Inc.	Automobile	3/16/2014	5.3%	1,250,000	601,743
TPF Generation Holdings, LLC	Utilities	12/15/2013	2.6%	616,382	1,004,866
TPF Generation Holdings, LLC	Utilities	12/15/2013	2.6%	1,029,312	442,227
TPF II LC, LLC	Utilities	10/15/2014	3.2%	451,252	1,749,535
TRAL 2007 - 1A(1)	CLO	4/16/2022	1.7%	3,000,000	577,717
TRAL 2007 - 1A(1)	CLO	4/16/2022	4.2%	1,000,000	1,973,968
TransDigm Inc.	Aerospace and Defense	2/14/2017	4.0%	1,984,975	1,707,173
Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L)	Chemicals, Plastics and Rubber	8/2/2017	6.0%	1,965,080	980,324
TriZetto Group, Inc. (TZ Merger Sub, Inc.)	Electronics	5/2/2018	4.8%	995,000	293,147
Tube City IMS Corporation	Mining, Steel, Iron and Non-Precious Metals	1/25/2014	2.3%	299,512	2,303,582
Tube City IMS Corporation	Mining, Steel, Iron and Non-Precious Metals	1/25/2014	2.3%	2,353,596	2,440,125
TW Telecom Holdings Inc. (fka Time Warner Telecom Holdings Inc.)	Telecommunications	12/30/2016	3.6%	2,452,386	3,379,324
TWCC Holding Corp.	Broadcasting and Entertainment	2/13/2017	4.3%	3,381,962	1,005,005
Unifrax Holding Co.	Diversified/Conglomerate Manufacturing	11/28/2018	7.0%	1,000,000	2,381,889
United Air Lines, Inc.	Personal Transportation	2/1/2014	2.3%	2,481,678	3,115,905
Univar Inc.	Chemicals, Plastics and Rubber	6/30/2017	5.0%	3,222,656	911,383
Universal Health Services, Inc.	Healthcare, Education and Childcare	11/15/2016	3.8%	911,875	3,722,732
Univision Communications Inc.	Broadcasting and Entertainment	3/31/2017	4.5%	4,167,790	1,364,456
USI Holdings Corporation	Insurance	5/5/2014	2.8%	1,432,500	1,756,574
Valleycrest Companies LLC (VCC Holdco II Inc.)	Diversified/Conglomerate Service	10/4/2016	6.5%	1,829,764	989,276
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)	Electronics	11/3/2016	4.5%	990,019	971,193
Vertafore, Inc.	Electronics	7/29/2016	5.3%	990,003	947,935
Walter Energy, Inc. (f/k/a Walter Industries, Inc.)	Mining, Steel, Iron and Non-Precious Metals	4/2/2018	4.0%	954,646	224,163
Warner Chilcott Company, LLC	Healthcare, Education and Childcare	3/15/2018	4.3%	226,857	448,326

Portfolio Company	Business Description	Maturity Date	Interest Rate(1)	Principal Amount	Fair Value
Warner Chilcott Corporation	Healthcare, Education and Childcare	3/15/2018	4.3%	453,714	308,224
WC Luxco S.A.R.L. (Warner Chilcott)	Healthcare, Education and Childcare	3/15/2018	4.3%	311,929	936,632
Wendy's/Arby's Restaurants, LLC	Personal, Food and Miscellaneous Services	5/24/2017	5.0%	935,752	221,937
West Corporation	Diversified/Conglomerate Service	10/24/2013	2.7%	223,413	1,539,275
West Corporation	Diversified/Conglomerate Service	7/15/2016	4.7%	1,545,907	541,042
West Corporation	Diversified/Conglomerate Service	7/15/2016	4.6%	543,373	1,907,546
Windstream Corporation	Telecommunications	12/17/2015	3.1%	1,920,616	821,214
WireCo WorldGroup Inc.	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	2/10/2014	5.0%	833,720
WM. Bolthouse Farms, Inc.	Beverage, Food and Tobacco	2/11/2016	5.5%	890,936	890,566
Yankee Candle Company, Inc.	Retail Stores	2/6/2014	2.6%	1,597,115	1,582,646

(1)	Investment in a Collateralize Loan Obligation
(2)	Equity investment in common stock
(3)	Loan on non-accrual status
(4)	Interest rate includes 3.5% of PIK
(5)	Interest rate includes 4.5% of PIK

The amortized cost and fair value of the subordinated securities held by the Company in Katonah 2007 CLO was $31.1 million and $27.7 million, respectively, as of September 30, 2012, and $30.7 million and $24.5 million, respectively, as of December 31, 2011. The subordinated securities entitle the holders thereof to receive a portion of the excess cash flow from Katonah 2007 CLO’s underlying loan portfolio. The Company’s yield on its investment in the subordinated securities at fair value was 26% and 26% as of September 30, 2012, and December 31, 2011, respectively. For the three and nine months ended September 30, 2012, the Company earned interest income of $1.8 million and $4.6 million, respectively, from its investment in the subordinated securities of Katonah 2007 CLO. For the three and nine months ended September 30, 2011, the Company earned interest income of $1.4 million and $4.0 million, respectively, from its investment in the subordinated securities of Katonah 2007 CLO.

In May 2009, we purchased the class B-2L notes of Katonah 2007 CLO (“Katonah 2007-1 B-2L”). We purchased Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of September 30, 2012 were approximately $8.7 million, $1.2 million, and $8.7 million, respectively, and at December 31, 2011, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $6.7 million, $1.2 million, and $6.7 million, respectively. The Company’s yield on its investment in the Katonah 2007-1 B-2L investment at fair value was 7% and 8% as of September 30, 2012, and December 31, 2011, respectively. For the three and nine months ended September 30, 2012, the Company earned interest income of approximately $145,000 and $436,000, respectively, from its investment in Katonah 2007-1 B-2L. For the three and nine months ended September 30, 2011, the Company earned interest income of approximately $140,000 and $421,000, respectively, from its investment in Katonah 2007-1 B-2L.

Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by us and Katonah 2007 CLO is current in the payment of all quarterly distributions in respect of the B-2L notes and the preferred shares.

Below are certain summarized financial information for the Katonah 2007 CLO as of and for the year ended December 31, 2011:

Selected Balance Sheet Information:
Investments in debt securities	$295,366,900
Cash and other Assets	13,428,462
Total Assets	308,795,362
Notes(1)	281,012,952
Other Liabilities	6,895,101
Total Liabilities	287,908,053
Appropriated retained earnings	20,887,309
Total Liabilities and appropriated retained earnings	308,795,362
Selected Statement of Operations Information:
Interest income	11,225,742
Other Income	425,812
Total Income	11,651,555
Interest Expense	10,245,463
Management Fee Expense(2)	805,470
Other Expense	325,118
Total expenses	11,376,051
Net Income	1,894,453

(1)	Consists of both senior notes and subordinated notes. As of December 31, 2011, the par value and fair value of the senior notes was $292.5 million and $256.5 million, respectively, and the par value and fair value of the subordinated notes was $31.4 million and $24.5 million, respectively.
(2)	Does not include any incentive fees because Katonah 2007 CLO has not yet achieved the minimum designated return on its investments that would trigger the payment thereof.

Asset Manager Affiliates

Our Asset Manager Affiliates are our wholly-owned asset management companies that manage CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by our Asset Manager Affiliates consist exclusively of credit instruments issued by corporations. As of September 30, 2012, our Asset Manager Affiliates had approximately $3.3 billion of par value of assets under management on which they earn management fees, and were valued at approximately $74 million.

As a manager of the CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which its fee income exceeds its operating expenses.

The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The annual management fees our Asset Manager Affiliates receive have two components: a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

Our Asset Manager Affiliates may receive incentive fees from CLO Funds they manage provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Subject to market conditions, we expect to continue to make investments in CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income.

The revenue that our Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying the expenses pursuant to an overhead allocation agreement with the Company associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of our Asset Manager Affiliates’ net income are recorded as “dividends from an affiliate asset managers” in our financial statements when declared. As with all other investments, the fair value for Asset Manager Affiliates is determined quarterly. Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. The Asset Manager Affiliates are classified as a Level III investment as described in — “Critical Accounting Policies — Valuation of Portfolio Investments” below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

PORTFOLIO AND INVESTMENT ACTIVITY

Total portfolio investment activity (excluding activity in time deposit and money market investments) for the nine months ended September 30, 2012 (unaudited) and for the year ended December 31, 2011 was as follows:

	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total Portfolio
Fair Value at December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760
2011 Activity:
Purchases / originations /draws	$81,815,921	$—	$3,218,151	$(194,027)	$84,840,045
Pay-downs / pay-offs / sales	(56,944,765)	(1,935,000)	(141,769)	—	(59,021,534)
Net accretion of interest	156,180	1,398,283	—	—	1,554,463
Net realized losses	(17,261,608)	(1,215,000)	—	—	(18,476,608)
Increase (decrease) in fair value	15,864,850	(2,840,966)	(1,724,319)	(484,973)	10,814,592
Fair Value at December 31, 2011	114,673,506	48,438,317	6,040,895	40,814,000	209,966,718
Year to Date 2012 Activity:
Purchases / originations /draws	72,168,533	12,000,000	452,627	38,865,582	123,486,742
Pay-downs / pay-offs / sales	(45,248,621)		—	—	(45,248,621)
Net accretion of interest	194,116	977,685	—	—	1,171,801
Net realized losses	(3,462,835)		—	—	(3,462,835)
Increase (decrease) in fair value	(2,846,934)	6,368,445	418,214	(5,690,582)	(1,750,857)
Fair Value at September 30, 2012	$135,477,765	$67,784,447	$6,911,736	$73,989,000	$284,162,948

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations which includes net investment income (loss) and net realized and unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of three and nine months ended September 30, 2012 and 2011

Set forth below is a discussion of our results of operations for the three and nine months ended September 30, 2012 and 2011.

Investment Income

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities. The level of excess spread from CLO Fund securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

Investment income for the three months ended September 30, 2012 and 2011 was approximately $10 million and $7 million, respectively. Of these amounts, approximately $4 million and $3 million was attributable to interest income on our loan and bond investments, respectively. For the three months ended September 30, 2012 and 2011, approximately $6 million and $4 million of investment income is attributable to dividends earned on CLO equity investments, respectively.

Investment income for the nine months ended September 30, 2012 and 2011 was approximately $27 million and $21 million, respectively. Of these amounts, approximately $9 million and $7 million was attributable to interest income on our loan and bond investments, respectively. For the nine months ended September 30, 2012 and 2011, approximately $15 million and $11 million of investment income is attributable to dividends earned on CLO equity investments, respectively.

The increase in our interest income for the three and nine months ended September 30, 2012 as compared to the three and nine months ended September 30, 2011 was primarily attributable to a higher average level of outstanding debt securities.

The increase in investment income from CLO Fund securities for the three and nine months ended September 30, 2012 as compared to the three and nine months ended September 30, 2011 was largely attributable to our acquisition of equity interests in CLO Funds managed by Trimaran Advisors in connection with our acquisition of Trimaran Advisors in February 2012.

During the nine months ended September 30, 2011, we received a $2 million cash settlement to settle litigation previously initiated by us against the lenders related to our secured credit facility which we fully repaid on January 31, 2011. Upon receipt, this settlement was recognized as other income during the nine months ended September 30, 2011.

Dividends from Asset Manager Affiliates

Distributions of net income from our Asset Manager Affiliates are recorded as “dividends from affiliate asset managers” in our financial statements. The Company intends to distribute to its shareholders the accumulated undistributed net income of the Asset Manager Affiliates in the future. For purposes of calculating distributable tax income for required quarterly dividends as a RIC, the Asset Manager Affiliates’ net income is further reduced by approximately $5.5 million per annum for tax goodwill amortization resulting from the acquisition of Katonah Debt Advisors by us prior to our initial public offering and our recent acquisition of Trimaran Advisors. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

As of September 30, 2012, our investment in the Asset Manager Affiliates was valued at approximately $74 million. For the three months ended September 30, 2012 and 2011, our Asset Manager Affiliates had EBITDA of approximately $2 million and $570,000, respectively. For the nine months ended September 30, 2012 and 2011, our Asset Manager Affiliates had pre-tax net income before net capital losses of approximately $2.9 million and $1 million, respectively. For the three months ended September 30, 2012 and 2011, our Asset Manager Affiliates made distributions of net income of $925,000 and $510,000, respectively. For the nine months ended September 30, 2012 and 2011, our Asset Manager Affiliates made distributions of net income of $2,950,000 and $1,160,000, respectively. The distributions from our Asset Manager Affiliates in 2012 represent a portion of the expected net income for our Asset Manager Affiliates for the year ending December 31, 2012.

The increase in distributions from our Asset Manager Affiliates for the three and nine months ended September 30, 2012 as compared to the three and nine months ended September 30, 2011 was largely attributable to our acquisition of Trimaran Advisors in February 2012.

Expenses

Total expenses for the three months ended September 30, 2012 and 2011 were approximately $3 million and $3 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, were approximately $2 million and $1 million, respectively, on average debt outstanding of $86 million and $60 million, respectively. Approximately $385,000 and $985,000, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the three months ended September 30, 2012 and 2011. For the three months ended September 30, 2012, other expenses included approximately $1 million for professional fees, insurance, administrative and other. For the three months ended September 30, 2011, other expenses included approximately $797,000 for professional fees, insurance, administrative and other. For the three months ended September 30, 2012 and 2011, administrative and other costs (including occupancy expense, insurance, technology and other office expenses) totaled approximately $305,000 and $221,000, respectively.

Total expenses for the nine months ended September 30, 2012 and 2011 were approximately $10 million and $9 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, were approximately $5 million and $3 million, respectively, on average debt outstanding of $74 million and $52 million, respectively. Approximately $2 million and $3 million, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the nine months ended September 30, 2012 and 2011. For the nine months ended September 30, 2012, other expenses included approximately $3 million for professional fees, insurance, administrative and other. For the nine months ended September 30, 2011, other expenses included approximately $3 million for professional fees, insurance, administrative and other. For the nine months ended September 30, 2012 and 2011, administrative and other costs (including occupancy expense, insurance, technology and other office expenses) totaled approximately $1 million and $751,000, respectively.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance on our borrowings and the related interest rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are generally paid annually.

Professional fee expenses for the nine months ended September 30, 2012 are higher by approximately $360,000 relative to the same prior year period primarily due to an increase in professional fees related to additional legal, accounting, and valuation costs connected to our acquisition of Trimaran Advisors.

Net Unrealized (Depreciation) Appreciation on Investments

During the three months ended September 30, 2012, our total investments had a increase in net unrealized appreciation of approximately $6.0 million. During the three months ended September 30, 2011, our total investments had an increase in net unrealized depreciation of approximately $5.7 million. For the three months ended September 30, 2012, our Asset Manager Affiliates had an increase in net unrealized appreciation of approximately $1.3 million. For the three months ended September 30, 2011, our Asset Manager Affiliates had an increase in net unrealized appreciation of approximately $470,000. For the three months ended September 30, 2012, our middle market portfolio of debt securities, equity securities, and CLO Fund securities had a net increase in unrealized appreciation due to fair value adjustments of approximately $4.7 million. For the three months ended September 30, 2011, our middle market portfolio of debt securities, equity securities, and CLO Fund securities had a net increase in unrealized depreciation due to fair value adjustments of approximately $6.1 million.

During the nine months ended September 30, 2012, our total investments had an increase in net unrealized depreciation of approximately $1.7 million. During the nine months ended September 30, 2011, our total investments had an increase in net unrealized appreciation of approximately $10.9 million. For the nine months ended September 30, 2012, our Asset Manager Affiliates had an increase in net unrealized depreciation of approximately $5.7 million. For the nine months ended September 30, 2011, our Asset Manager Affiliates had an increase in net unrealized appreciation of approximately $1.3 million. For the nine months ended September 30, 2012, our middle market portfolio of debt securities, equity securities, and CLO Fund securities had a net increase in unrealized appreciation due to fair value adjustments of approximately $4.0 million. For the nine months ended September 30, 2011, our middle market portfolio of debt securities, equity securities, and CLO Fund securities had a net increase in unrealized appreciation due to fair value adjustments of approximately $9.6 million

Net Increase (Decrease) in Net Assets Resulting From Operations

For the three and nine months ended September 30, 2012 the net change in net assets resulting from operations was an approximate increase of $9 million and $12 million, or $0.35 and $0.45 per share, respectively. The net change in net assets resulting from operations for the three and nine months ended September 30, 2011 was an approximate decrease of $1 million, or $0.06 per share, and an approximate increase of $9 million, or $0.39 per share, respectively.

Comparison of year ended December 31, 2011, 2010, and 2009

Set forth below is a discussion of our results of operations for the years ended December 31, 2011, 2010, and 2009.

Investment Income

Investment income for the years ended December 31, 2011, 2010, and 2009 was approximately $28 million, $29 million, and $34 million, respectively. Of this amount, approximately $9 million, $14 million and $24 million, respectively, was attributable to interest income on our loan and bond investments. A portion of such interest income is attributable to net interest earned on assets accumulated for future CLO issuance on which Katonah Debt Advisors entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. For the years ended December 31, 2011 and December 31, 2010 no income related to first loss arrangements was earned. For the year ended December 31, 2009, approximately $107,000 of such net interest related to the first loss arrangements previously accrued was written off. For the years ended December 31, 2011, 2010, and 2009, approximately $15 million, $10 million and $9 million, respectively, of investment income was attributable to investments in CLO fund securities.

During the three months ended March 31, 2011, we received a $2 million cash settlement to settle litigation previously initiated by us against the lenders related to our secured credit facility which we fully repaid on January 31, 2011. Upon receipt, this settlement was recognized as other income during the three months ended March 31, 2011.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities. The level of excess spread from CLO Fund securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

Dividends from Affiliate Asset Manager

As of December 31, 2011, our investment in Katonah Debt Advisors was approximately $41 million. For the year ended December 31, 2011 and 2010, Katonah Debt Advisors had EBITDA of approximately $2.3 million and $1.4 million, respectively. During the year ended December 31, 2011 distributions from Katonah Debt Advisors totaled approximately $1.9 million. For the year ended December 31, 2010 distributions from Katonah Debt Advisors totaled approximately $4.5 million, a portion of which represented undistributed earnings from prior years.

Distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. The Company intends to distribute the accumulated undistributed net income of Katonah Debt Advisors in the future. For purposes of calculating distributable tax income for required quarterly dividends as a RIC, Katonah Debt Advisors’ net income is further reduced by approximately $2 million per annum for tax goodwill amortization resulting from its acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

Expenses

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance of our borrowings and the applicable interest rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are paid annually.

Total expenses for the years ended December 31, 2011, 2010, and 2009 were approximately $12 million, $17 million, and $16 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $5 million, $7 million, and $9 million, respectively, on average debt outstanding of $54 million, $155 million, and $236 million, respectively.

For the years ended December 31, 2011, 2010, and 2009 approximately $4 million, $3 million, and $3 million respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense. For the year ended December 31, 2011, professional fees and insurance expenses totaled approximately $3 million. For the year ended December 31, 2010 and December 31, 2009, professional fees and insurance expenses totaled approximately $6 million, and $2 million, respectively. For the year ended December 31, 2011, administrative and other costs totaled approximately $987,000. For the year ended December 31, 2010 and December 31, 2009, administrative and other costs totaled approximately $1 million and $991,000, respectively. These costs include occupancy expense, technology and other office expenses.

Professional fee expenses for the year ended December 31, 2011 are significantly lower by approximately $3 million relative to the same prior year period. This decrease in professional fees is primarily related to legal proceedings and our complaint against our lenders and additional legal, accounting and valuation costs related to the restatement (and defense on the related class-action and SEC investigation net of reimbursable legal fees covered by directors’ and officers’ insurance) of our year-end 2008 and first-and second- quarter 2009 financial statements.

Net Unrealized Appreciation (Depreciation) on Investments

During the year ended December 31, 2011, our total investments had net unrealized appreciation of approximately $10 million. During the years ended December 31, 2010 and December 31, 2009, our total investments had net unrealized depreciation of approximately $8 million, and net unrealized appreciation of $32 million, respectively.

The $10 million of unrealized gains during the year ended December 31, 2011 are due to unrealized gains of $11 million on debt securities, equity securities and CLO Fund securities in our investment portfolio, and a $485,000 decrease in the value of Katonah Debt Advisors.

The $8 million of unrealized loss during the year ended December 31, 2010 were primarily due to unrealized gains of approximately $9 million and $4 million on debt securities and CLO Fund securities, respectively, in our investment portfolio, offset in part by approximately a $1 million unrealized loss on equity securities, and an approximate decrease of $20 million in the value of Katonah Debt Advisors. The $31 million of unrealized gains during the year ended December 31, 2009 were primarily due to unrealized gains of $25 million and $13 million on debt securities and CLO Fund securities, respectively, in our investment portfolio, as well as an approximate unrealized loss on equity of $7 million and an approximate $2 million unrealized loss on Katonah Debt Advisors.

Net Increase (Decrease) in Net Assets Resulting From Operations

The net increase in net assets resulting from operations for the year ended December 31, 2011 was an approximately $8 million, or $0.33 per share. The net decrease in net assets resulting from operations for the year ended December 31, 2010 was $14 million, or $0.64 per share, and the net increase in net assets resulting from operations for the year ended December 31, 2009 was approximately $34 million, or $1.56 per share.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

As of September 30, 2012 and December 31, 2011 the fair value of investments and cash were as follows:

	Investments at Fair Value
Security Type	September 30, 2012 (unaudited)	December 31, 2011
Cash	$2,413,104	$2,555,259
Time Deposits	501,475	229,152
Money Market Accounts	4,850,220	31,622,134
Senior Secured Loan	65,868,804	45,259,328
Junior Secured Loan	37,237,835	47,300,172
Mezzanine Investment	9,401,536	11,588,115
Senior Subordinated Bond	22,577,830	10,125,891
CLO Fund Securities	67,784,447	48,438,317
Equity Securities	6,911,736	6,040,895
Preferred	391,760	400,000
Affiliate Asset Managers	73,989,000	40,814,000
Total	$291,927,747	$244,373,263

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. As of September 30, 2012, we had approximately $88 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 335%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

At December 31, 2010, we had approximately $87 million of outstanding indebtedness through a secured credit facility. On January 31, 2011, we repaid in full the outstanding balance under this facility and terminated this facility. On March 16, 2011, we issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due March 15, 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an over-allotment option, we issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount.

On February 24, 2012, we entered into a Note Purchase Agreement with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon

Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of the Company, under which we may obtain up to $30 million in financing (the “Facility”). The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 basis points and payable quarterly.

Advances under the Facility are used by us primarily to make additional investments. The Facility is secured by loans that it currently owns and a security interest in our right to receive certain management fees. Our borrowings under the Facility are effected through KCAP Funding.

As of September 30, 2012, there was an outstanding balance of $28,000,000 under the Facility and we are in compliance with all its debt covenants. As of September 30, 2012, we had restricted cash balances of approximately $6.1 million which we maintained in accordance with the terms of the Facility.

As of September 30, 2012, we had total outstanding indebtedness of approximately $88 million. As of September 30, 2012, we had cash, time deposits, and money market accounts of approximately $5 million which will fund future investments and operational needs.

In October 2012, we sold $41.4 million in aggregate principal amount of 7.375% senior unsecured notes due 2019 (the “Senior Notes”). The senior Notes mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after September 30, 2015. The Senior Notes bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a result, we may seek to enter into new agreements with other lenders or into other financing arrangements as market conditions permit. Such financing arrangements may include a new secured and/or unsecured credit facility, the issuance of preferred securities or debt guaranteed by the Small Business Administration.

If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our shareholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our shareholders at our June 2012 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on the earlier of (i) June 22, 2013, the one year anniversary of our 2012 annual meeting of shareholders, or (ii) the date of our 2013 annual meeting of shareholders. We would need similar future approval from our shareholders to issue shares below the then current net asset value per share any time after the expiration of the current approval.

COMMITMENTS AND OFF-BALANCE SHEET ARRANGEMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of our investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of September 30, 2012 and December 31, 2011, we had committed to make a total of approximately $0 and $2 million, respectively, of investments.

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of September 30, 2012

	Payments Due by Period
Contractual Obligations	Total	Less than one year	1 – 3 years	3 – 5 years	More than 5 years
Operating lease obligations	$9,431,042	$647,736	$2,071,958	$2,216,592	$4,494,756
Long-term debt obligations	88,000,000		28,000,000	60,000,000
Total	$97,431,042	$647,736	$30,071,958	$62,216,592	$4,494,756

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the basis of presentation, valuation of investments, and certain revenue recognition matters as discussed below.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We are, for GAAP purposes, an investment company under the AICPA Audit and Accounting Guide for Investment Companies. As a result, we reflect our investments on our balance sheet at their estimated fair value with unrealized gains and losses resulting from changes in fair value reflected as a component of unrealized gains or losses on our statements of operations. Fair value is the amount that would be received to sell the investments in an orderly transaction between market participants at the measurement date (i.e., the exit price). Additionally, we do not consolidate majority or wholly-owned and controlled investments.

Effective January 1, 2008 we adopted Fair Value Measurements and Disclosures, which among other things, requires enhanced disclosures about financial instruments carried at fair value. See Note 4 to the financial statements for the additional information about the level of market observability associated with investments carried at fair value.

We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments little market activity may exist; management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions and involves a significant degree of management’s judgment.

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of we securities own, or (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. We determine the fair value of our investments in CLO Fund securities on a security-by-security basis.

Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Our investment in our Asset Manager Affiliates is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

Fair values of other investments for which market prices are not observable are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Such investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.

We derive fair value for our illiquid loan investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach, and also consider recent loan amendments or other activity specific to the subject asset as described above. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments. Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

The determination of fair value using this methodology takes into consideration a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. This valuation methodology involves a significant degree of management’s judgment.

After our adoption of Fair Value Measurements and Disclosures, investments measured and reported at fair value are classified and disclosed in one of the following categories:

•	Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.
•	Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.
•	Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures

(earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment. Substantially all of our investments are classified as Level III.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of September 30, 2012, five issuers representing less than 1% of our total investments at fair value were on non-accrual status. As of December 31, 2011, three issuers representing less than 1% of our total investments at fair value were on non-accrual status.

Dividend Income from CLO Fund Securities

We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies using the effective interest method based on anticipated yield and estimated cash flows as updated quarterly for changes in prepayments, re-investment, credit losses and other items that may impact distributions. Our CLO Fund junior class securities are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants may lead to the temporary suspension or deferral of cash distributions to us. We make estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjust such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as our investment in the class B-2L notes of Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Dividends from Asset Manager Affiliates

We record dividend income from our Asset Manager Affiliates on the declaration date, which represents the ex-dividend date.

Payment in Kind Interest

We may have loans in our portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options or restricted stock under our equity compensation plan to officers and employees for services rendered to us. We follow Compensation — Stock Compensation, a method by which the fair value of options or restricted stock is determined and expensed. We use a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants.

We are internally managed and therefore do not incur management fees payable to third parties.

United States Federal Income Taxes

The Company has elected and intends to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

Recent Accounting Pronouncements

See Note 2 to the unaudited financial statements and Note 12 to the audited financial statements included elsewhere in this prospectus for a description of recent accounting pronouncements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Interest Rate Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of September 30, 2012, approximately 69% of our loans at fair value in our portfolio were at floating rates with a spread to an interest rate index such as LIBOR or the prime rate. We generally expect that future portfolio investments will predominately be floating rate investments. As of September 30, 2012, we had $60 million of borrowings outstanding at a fixed rate of 8.75%, and $28 million at LIBOR + 300 basis points.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising or lowering interest rates, the cost of the proportion of our debt associated with our Convertible Senior Notes would remain the same at 8.75% given that this debt is at a fixed rate. We would expect that an increase in the base rate index for our floating rate investment assets would increase our net investment income and that a decrease in the base rate index for such assets would decrease our net investment income (in either case, such increase/decrease may be limited by interest rate floors/minimums for certain investment assets).

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at September 30, 2012 was to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical increase of a 1% change in interest rates would correspondingly increase net interest income proportionately by approximately $700,000 over a one-year period. Conversely, a hypothetical decrease of a 1% change in interest rates would correspondingly decrease net interest income proportionately by approximately $500,000 over a one-year period.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of September 30, 2012.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Investments for which market quotations are generally readily available are generally valued at such market quotations. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ materially from the values that would have been used had a ready market existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the value realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

In 2011 and 2010 we engaged an independent valuation firm, to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm concluded that our CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

DEBT OBLIGATIONS AND INDEBTEDNESS

Information about our debt obligations and indebtedness is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP’s report on the table as of December 31, 2011, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Senior securities payable
2006	N/A	N/A	N/A	N/A
2007	$255,000	2,016	—	N/A
2008	261,691	1,751	—	N/A
2009	218,050	1,981	—	N/A
2010	86,747	3,155	—	N/A
2011	60,000	4,009	—	N/A
2012 (as of September 30, 2012, unaudited)	88,000	3,351	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

Secured Credit Facility

At December 31, 2010, the Company had a secured credit facility with an outstanding balance of $86,746,582. On January 31, 2011, the Company repaid in full the outstanding balance under this facility, resulting in the lenders’ release to the Company of approximately $73 million of collateral previously securing the facility and their payment of a $2 million cash settlement to the Company. As a result of the repayment, the Company had no outstanding balance under this secured credit facility as of March 31, 2011.

On February 24, 2012, the Company entered into the Facility. The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 and payable quarterly.

Advances under the Facility are used by the Company primarily to make additional investments. The Facility is secured by loans that it currently owns and a security interest in the Company’s right to receive certain management fees. The Company’s borrowings under the Facility are effected through KCAP Funding.

As of September 30, 2012, there was an outstanding balance of $28 million under the Facility and the Company is in compliance with all its debt covenants. As of September 30, 2012, the Company had restricted cash balances of approximately $6.1 million which it maintained in accordance with the terms of the Facility. As of September 30, 2012 the Company has pledged assets with a fair value of approximately $42 million as collateral in accordance with the terms of the Facility.

In connection with the Facility, the Company incurred approximately $444,000 of debt origination costs which are being amortized over the term of the Facility on a straight-line basis, which approximates the effective yield method, of which approximately $350,000 remains to be amortized.

Convertible Senior Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of the Convertible Senior Notes. On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Convertible Senior Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 118.5255 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $8.44 per share of common stock. The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a quarterly dividend of $0.17 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date of the Convertible Senior Notes, the conversion rate will be increased for converting holders.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Convertible Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Senior Notes.

No holder of Convertible Senior Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection with the conversion or redemption of the Convertible Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

In connection with the issuance of the Convertible Senior Notes, the Company incurred approximately $2.4 million of debt offering costs which are being amortized over the term of the facility on a straight-line basis, which approximates the effective yield method, of which approximately $1.6 million remains to be amortized.

The Convertible Senior Notes have been analyzed for any features that would require its accounting to be bifurcated. There are no features that require accounting to be bifurcated, and as a result, they are recorded as a liability at their contractual amounts.

Senior Notes

In October 2012, we sold $41.4 million in aggregate principal amount of 7.375% of Senior Notes. The Senior Notes are unsecured obligations of the Company and mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after September 30, 2015. The Senior Notes bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

BUSINESS

We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, Katonah Debt Advisors and Trimaran Advisors (collectively, our “Asset Manager Affiliates”), our wholly-owned portfolio companies, each manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. Each of Katonah Debt Advisors and Trimaran Advisors are registered investment advisers under the Advisers Act.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investments in the asset management businesses of our Asset Manager Affiliates. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by the CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

We seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer.

We were formed in August 2006. In December 2006, we completed our IPO, which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock in exchange for the ownership interests of Katonah Debt Advisors and in securities issued by the CLO Funds managed by Katonah Debt Advisors and two other asset managers. On April 28, 2008, we completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million. On February 29, 2012, we purchased Trimaran Advisors, a CLO manager similar to Katonah Debt Advisors. Contemporaneously with the acquisition of Trimaran Advisors, we acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors. As of September 30, 2012, Katonah Debt Advisors and Trimaran Advisors are the Company’s only wholly-owned portfolio companies and have approximately $3.3 billion of par value assets under management. Kathonah Debt Advisors and Trimaran Advisors are each managed independently from us by separate management teams and investment committees.

Including employees of our Asset Manager Affiliates, we employ an experienced team of 13 investment professionals and 20 total staff members. Dayl W. Pearson, our President and Chief Executive Officer and one of our directors, has been in the financial services industry for over 33 years. During the past 20 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. Edward U. Gilpin, our Chief Financial Officer, Secretary and Treasurer, has significant experience in overseeing the financial reporting for asset management businesses, including the fair value accounting of CLO securities owned by them.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. Because we are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The 1940 Act also generally prohibits us from declaring any cash dividend or distribution on any class of our capital stock if our asset coverage is below 200% at the time of the declaration of the dividend or distribution.

In addition, under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the “Audit and Accounting Guide for Investment Companies” issued by the AICPA Guide, we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

We have also elected to be treated for U.S. federal income tax purposes as a RIC under the Code and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

Investment Portfolios

Our investment portfolio generates net investment income, which is generally used to pay principal and interest on our borrowings and to fund our dividends. Our investment portfolio consists of three primary components: debt securities, CLO fund securities and our investment in our wholly owned Asset Manager Affiliates. As of September 30, 2012, we also had investments in equity securities of approximately $7.0 million, which comprises approximately 2.4% of our investment portfolio. The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Through our middle market investment business, we invest in senior secured loans, mezzanine debt and, to a lesser extent, equity of middle market companies in a variety of industries. We target middle market companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of the CLO Funds, distressed debt or equity securities of public companies. In this regard, we typically make a minority investment in the subordinated securities or preferred stock of the CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by the CLO Funds managed by other asset management companies. The CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt.

Our Asset Manager Affiliates are our wholly-owned asset management companies that manage CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. As of September 30, 2012, our Asset Manager Affiliates had approximately $3.3 billion of par value of assets under management on which they earn management fees, and were valued at approximately $74.0 million.

We expect to continue to benefit from our ownership of our Asset Manager Affiliates in four ways. First, by working with the investment professionals at our Asset Manager Affiliates, we have multiple sources of investment opportunities. Second, the experienced team of credit analysts at our Asset Manager Affiliates have specializations covering more than 20 industry groups and they assist us in reviewing potential investments and monitoring our portfolio. Third, we may continue to make investments in the CLO Funds or other funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. Fourth, we expect to continue to receive distributions of recurring fee income and the potential to generate capital appreciation from our investment in our Asset Manager Affiliates as the platform grows.

As the managers of the CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which its fee income exceeds its operating expenses.

The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The annual management fees our Asset Manager Affiliates receive have two components — a senior management fee and a subordinated management fee. Currently, all of the CLO Funds managed by Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

In future years, our Asset Manager Affiliates may receive accrued incentive fees from the CLO Funds they manage provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Subject to market conditions, we expect to continue to make investments in the CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and, if debt markets stabilize and recover, to generate capital appreciation from our investment in the asset management business of our Asset Manager Affiliates.

Competitive Advantages

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

•	Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
•	Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships.

•	Disciplined investment process. We employ a rigorous credit review and due diligence process which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables.
•	Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in our Asset Manager Affiliates and CLO Fund securities) is spread across 24 different industries and 53 different entities with an average balance per investment of approximately $3 million.
•	Significant equity ownership and alignment of incentives. Our senior management team and the senior management team of our Asset Manager Affiliates together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

Our Corporate Information

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kcapinc.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Investment Structure and Process

Structure

We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. In addition to our middle market investment business, our wholly-owned portfolio companies manage the CLO Funds, in which we also may make an investment, that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments.

Our investments generally average between $1 million to $10 million, although particular investments may be larger or smaller. The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates will vary as follows:

•	senior secured term loans from $5 to $10 million maturing in five to seven years;
•	second lien term loans from $5 to $20 million maturing in six to eight years;
•	senior unsecured loans $5 to $10 million maturing in six to eight years;
•	mezzanine loans from $5 to $20 million maturing in seven to ten years; and
•	equity investments from $1 to $5 million.

When we extend senior secured term loans, we will generally take a security interest in the available assets of the portfolio company, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is repaid or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

Process

We employ the same due diligence intensive investment strategy that our senior management team has used over the past 30 years. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;
•	companies with financing needs of $25 to $150 million;
•	companies purchased by top tier equity sponsors;
•	non-sponsored companies with successful management and systems;
•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and
•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to continue to source investment opportunities from:

•	private equity sponsors;
•	regional investment banks for non-sponsored companies;
•	other middle market lenders with whom we can “club” loans; and
•	our Asset Manager Affiliates with regard to high-yield bonds and syndicated loans.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. We also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

•	industry fundamentals;
•	competitive position and market share;
•	past ability to work through historical down-cycles;
•	quality of financial and technology infrastructure;
•	sourcing risks and opportunities;
•	labor and union strategy;
•	technology risk;
•	diversity of customer base and product lines;
•	quality and experience of management;

•	quality of financial sponsor (if applicable); and
•	acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

•	income statement analysis of growth and margin trends;
•	balance sheet analysis of working capital efficiency;
•	cash flow analysis of capital expenditures and free cash flow;
•	financial ratio and market share standing among comparable companies;
•	financial projections: underwriting versus stress case;
•	event specific credit modeling;
•	future capital expenditure needs and asset sale plans;
•	downside protection to limit losses in an event of default;
•	risk adjusted returns and relative value analysis; and
•	enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process.

Monitoring

Our management team has significant experience monitoring portfolios of middle market investments and this is enhanced by the credit monitoring procedures of our Asset Manager Affiliates. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments will not be liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with management and the private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Asset Manager Affiliates, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we perform a monthly financial analysis of each portfolio company. This analysis typically includes:

•	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;
•	independently computing and verifying compliance with financial covenants;
•	reviewing and analyzing monthly borrowing base, if any;
•	a monthly discussion of MD&A with management and the private equity sponsor, if applicable;
•	determining if current performance could cause future financial covenant default;
•	discussing prospects with the private equity sponsor, if applicable;
•	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);
•	if a company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and
•	a monthly update to be reviewed by both our Chief Executive Officer and Chief Investment Officer.

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies, hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team and an existing credit platform at both Katonah Debt Advisors and Trimaran Advisors that includes experienced lenders with broad industry expertise. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

Legal Proceedings

Neither the Company, nor any of its subsidiaries, is currently a party to any material legal proceedings, other than routine litigation arising in the ordinary course of business. Such litigation is not expected to have a material adverse effect on the business, financial condition, or results of the Company’s operations.

In November 2012, we reached a final settlement with the SEC to resolve the previously disclosed SEC investigation into the 2008 and 2009 valuations of certain of our investments and the valuation methodology and procedures used by us to value our investments prior to 2010. The SEC determined that KCAP violated certain reporting, books and records, and internal controls provisions of the federal securities laws. Under the terms of the settlement, KCAP will not pay any penalty or other monetary amounts. The SEC also reached settlements with two current and one former executive officer of KCAP, who each agreed to pay certain civil monetary penalties.

Employees

As of September 30, 2012, we had 20 employees.

OUR INVESTMENTS AND PORTFOLIO COMPANIES

Our investment portfolio consists of three primary components: debt securities, CLO fund securities and our investment in our wholly owned Asset Manager Affiliates. Our investment portfolio (excluding the Company’s investments in its Asset Manager Affiliates and the CLO Funds) at September 30, 2012 was spread across 24 different industries and 53 different entities with an average balance per entity of approximately $3.0 million. As of September 30, 2012, all but 5 of our portfolio companies (representing less than 1% of total investments at fair value) were current on their debt service obligations. At September 30, 2012, our ten largest portfolio companies represented approximately 56% of the total fair value of our investments. Our largest investment is comprised of our wholly-owned Asset Manager Affiliates and represented 26% of the total fair value of our investments. Excluding our Asset Manager Affiliates and CLO Fund securities, our ten largest portfolio companies represent approximately 20% of the total fair value of our investments.

The following table shows the Company’s portfolio by security type at September 30, 2012:

	September 30, 2012 (unaudited)
Security Type	Cost	Fair Value	%(1)
Time Deposits	$501,475	$501,475	—%
Money Market Account	4,850,220	4,850,220	2
Senior Secured Loan	73,626,439	65,868,804	32
Junior Secured Loan	53,570,960	37,237,835	18
Mezzanine Investment	8,518,913	9,401,536	5
Senior Subordinated Bond	21,846,118	22,577,830	11
CLO Fund Securities	85,506,168	67,784,447	33
Equity Securities	17,012,236	6,911,736	3
Preferred	400,000	391,760	—
Asset Manager Affiliates	83,203,884	73,989,000	36
Total	$349,036,413	$289,514,643	140%

(1)	Calculated as a percentage of net asset value.

The industry concentrations, based on the fair value of our investment portfolio as of September 30, 2012, were as follows:

	September 30, 2012 (unaudited)
Industry Classification	Cost	Fair Value	%(1)
Aerospace and Defense	$16,377,751	$16,109,525	8%
Asset Management Companies(2)	83,203,884	73,989,000	36
Automobile	4,957,988	5,010,173	2
Beverage, Food and Tobacco	18,186,743	18,350,683	9
Broadcasting and Entertainment	3,965,305	3,985,979	2
Buildings and Real Estate(3)	18,591,674	504,558	—
Cargo Transport	—	—	—
Chemicals, Plastics and Rubber	2,962,312	2,953,469	1
CLO Fund Securities	85,506,167	67,784,447	33
Containers, Packaging and Glass	1,951,066	1,976,811	1
Diversified/Conglomerate Manufacturing	6,917,576	7,210,000	3
Diversified/Conglomerate Service	5,522,623	3,477,588	2
Electronics	8,428,737	8,598,043	4
Finance	1,797,499	1,907,910	1
Healthcare, Education and Childcare	21,865,085	10,520,420	5
Home and Office Furnishings, Housewares, and Durable Consumer Products	19,489,951	19,825,846	10

	September 30, 2012 (unaudited)
Industry Classification	Cost	Fair Value	%(1)
Insurance	6,963,941	5,896,100	3
Leisure, Amusement, Motion Pictures, Entertainment	2,387,800	2,031,951	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	11,406,812	12,490,967	6
Mining, Steel, Iron and Non-Precious Metals	773,718	264,864	—
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,833,325	2
Personal, Food and Miscellaneous Services	3,581,545	3,604,124	2
Personal Transportation	2,018,875	2,010,726	1
Printing and Publishing	2,875,557	3,060,931	1
Retail Stores	5,821,868	5,895,647	3
Telecommunications	2,961,026	2,700,647	1
Time Deposit and Money Market Accounts	5,351,696	5,351,695	3
Utilities	169,214	169,214	—
Total	$349,036,413	$289,514,643	140%

(1)	Calculated as a percentage of net asset value.
(2)	Represents the Asset Manager Affiliates.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.

The following tables set forth certain information as of September 30, 2012, regarding each of our investments in portfolio companies. Unless otherwise noted in these tables, the only relationship between us and each portfolio company is our investment in such portfolio company.

Debt Securities Portfolio

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond — 10.5% Cash, Due 6/19	$3,000,000	$2,926,516	$3,000,000
Alaska Communications Systems Holdings, Inc.(13) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,947,500	2,961,026	2,700,647
Allison Transmission, Inc.(12),(13) Automobile	Senior Secured Loan — Term B-2 Loan 3.7% Cash, Due 8/17	1,985,000	1,973,698	1,991,948
Aramark Corporation(12) Diversified/Conglomerate Service	Senior Secured Loan — LC-3 Facility 3.5% Cash, Due 7/16	61,707	61,570	61,707
Aramark Corporation(12) Diversified/Conglomerate Service	Senior Secured Loan — U.S. Term C Loan 3.6% Cash, Due 7/16	938,293	936,227	938,313
Asurion, LLC (fka Asurion Corporation)(12) Insurance	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, Due 5/18	2,000,000	2,022,500	2,015,600
Atlantic Broadband Finance, LLC(12) Broadcasting and Entertainment	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 4/19	1,995,000	1,985,695	2,003,898
Avis Budget Car Rental, LLC (12),(13) Personal Transportation	Senior Secured Loan — Tranche C Term Loan 4.3% Cash, Due 3/19	1,990,000	2,018,875	2,010,726
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.2% Cash, 7.0% PIK, Due 8/15	1,380,094	1,217,428	44,853
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,439,003	1,418,274	733,892
Berry Plastics Holding Corporation(12) Containers, Packaging and Glass	Senior Secured Loan — Term C Loan 2.2% Cash, Due 4/15	1,984,252	1,951,066	1,976,811
Blue Coat Systems, Inc. Electronics	Junior Secured Loan — Loan (Second Lien) 11.5% Cash, Due 8/18	2,250,000	2,282,492	2,317,500
Burger King Corporation(12),(13) Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan (2012) 3.8% Cash, Due 9/19	1,650,000	1,645,875	1,645,875

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	$636,999	$636,999	$636,999
Catalina Marketing Corporation(12) Diversified/Conglomerate Service	Senior Secured Loan — 2017 Term Loan 5.7% Cash, Due 9/17	1,704,212	1,670,528	1,697,822
Chrysler Group LLC(12) Automobile	Senior Secured Loan — Tranche B Term Loan 6.0% Cash, Due 5/17	1,984,925	1,984,925	2,029,466
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(8) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 7.1% Cash, Due 1/15	2,000,000	1,987,287	1,440,800
Del Monte Foods Company(12) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	1,927,154	1,906,241	1,930,247
Del Monte Foods Company Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	949,123	950,992	950,647
eInstruction Corporation(8) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	1,000
ELO Touch Solutions, Inc.(12) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, Due 6/18	1,995,000	1,916,788	1,995,000
First Data Corporation(12) Finance	Senior Secured Loan — 2018 Dollar Term Loan 4.2% Cash, Due 3/18	2,000,000	1,797,499	1,907,910
Fram Group Holdings Inc./Prestone Holdings Inc.(12) Automobile	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, Due 7/17	992,481	999,366	988,759
Freescale Semiconductor, Inc.(13) Electronics	Senior Subordinated Bond — 10.1% Cash, Due 12/16	1,036,000	1,038,030	1,080,030
Getty Images, Inc.(12) Printing and Publishing	Senior Secured Loan — Initial Term Loan 5.3% Cash, Due 11/16	1,856,802	1,878,793	1,860,747
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	36,143

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	77,477
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 11.8% Cash, Due 6/12	$3,000,000	$2,715,997	$30,015
Gymboree Corporation., The(12) Retail Stores	Senior Secured Loan — Term Loan 5.0% Cash, Due 2/18	1,467,299	1,396,679	1,434,285
HMSC Corporation (aka Swett and Crawford) Insurance	Junior Secured Loan — Loan (Second Lien) 5.7% Cash, Due 10/14	5,000,000	4,941,441	3,880,500
Hunter Defense Technologies, Inc. Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.0% Cash, Due 2/15	4,074,074	4,022,507	4,037,407
Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 7.0% Cash, Due 10/14	3,000,000	3,000,000	2,761,500
Iasis Healthcare LLC Healthcare, Education and Childcare	Senior Subordinated Bond — 8.4% Cash, Due 5/19	3,000,000	2,874,247	2,850,000
International Architectural Products, Inc.(8) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, Due 5/15	507,431	480,867	263,864
Jones Stephens Corp. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,315,231	4,315,231	4,315,231
Kaseman Holdings and Sallyport Holdings Aerospace and Defense	Mezzanine Investment — Mezzanine Notes 14.5% Cash, Due 6/17	8,743,988	8,518,913	9,401,536
KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.2% Cash, Due 12/14	5,000,000	5,000,000	3,833,325
LBREP/L-Suncal Master I LLC(8) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,401,921	3,401,921	359,923
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	516,284	463,380	516,284

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Lord & Taylor Holdings LLC (LT Propco LLC)(12) Retail Stores	Senior Secured Loan — Term Loan 5.8% Cash, Due 1/19	430,951	439,957	435,002
Merisant Company Beverage, Food and Tobacco	Senior Secured Loan — Loan 7.5% Cash, Due 1/14	$4,558,751	$4,548,133	$4,558,751
Metropolitan Health Networks, Inc.(13) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 13.5% Cash, Due 10/17	5,000,000	4,916,446	5,000,000
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(12) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,920,993	1,924,263	1,934,200
Neiman Marcus Group Inc., The(12) Retail Stores	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	2,000,000	1,985,232	2,014,320
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes 13.0% PIK, Due 4/14	1,587,800	1,587,800	1,587,800
Perseus Holding Corp. Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock 14.0% PIK, Due 4/14	400,000	400,000	391,760
PetCo Animal Supplies, Inc.(12) Retail Stores	Senior Secured Loan — New Loan 4.5% Cash, Due 11/17	2,000,000	2,000,000	2,012,040
Pinnacle Foods Finance LLC(12) Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	1,994,987	1,993,577	2,001,232
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, , Due 10/16	293,752	293,752	294,671
Potters Holdings, II, L.P. Diversified/Conglomerate Manufacturing	Junior Secured Loan — Term B Loan (Second Lien) 10.3% Cash, Due 11/17	7,000,000	6,917,576	7,210,000
TPF Generation Holdings, LLC(12) Utilities	Senior Secured Loan — Synthetic LC Deposit (First Lien) 2.4% Cash, Due 12/13	169,532	169,214	169,214
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(12) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,964,835	1,955,618	1,960,325
TUI University, LLC Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 3.2% Cash, Due 10/14	3,040,242	2,994,776	2,668,420

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
TWCC Holding Corp.(12) Broadcasting and Entertainment	Senior Secured Loan — Term Loan 4.3% Cash, Due 2/17	1,966,350	1,979,611	1,982,081
Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond — Senior Subordinated Note 13.0% Cash, Due 4/14	$5,500,000	$5,500,000	$5,500,000
Univar Inc. Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,962,312	2,962,312	2,953,469
US Foods, Inc. (aka U.S. Foodservice, Inc.)(12) Personal, Food and Miscellaneous Services	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 3/17	1,984,293	1,935,670	1,958,249
Vertafore, Inc.(12) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,240,536	1,235,809	1,245,188
Wesco Aircraft Hardware Corp.(13) Aerospace and Defense	Senior Secured Loan — Tranche B Term Loan 4.3% Cash, Due 4/17	2,590,244	2,585,370	2,601,421
Wholesome Sweeteners, Inc. Beverage, Food and Tobacco	Junior Secured Loan — Subordinated Note (Second Lien) 12.0% Cash, 2.0% PIK Due 10/17	6,614,787	6,569,787	6,680,935
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Subordinated Bond — 11.8% Cash, Due 5/17	8,000,000	7,919,525	8,560,000
Total Investment in Debt Securities (65% of net asset value at fair value)		$159,902,138	$157,962,430	$135,477,765

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6) Aerospace and Defense	Series A Preferred Interests	1.2%	250,962	68,162
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3),(6),(13) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,490,167
International Architectural Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	1,000
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000
Perseus Holding Corp.(6) Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	52,391
Plumbing Holdings Corporation(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common	7.8%	—	562,587
Plumbing Holdings Corporation Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	15.5%	3,169,244	3,169,244
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6) Printing and Publishing	Common	1.3%	359,765	563,185
Total Investment in Equity Securities (3% of net asset value at fair value)			$17,012,237	$6,911,736

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3),(10),(13)	Subordinated Securities	22.2%	$4,958,483	$3,063,189
Katonah III, Ltd.(3),(10),(11),(13)	Preferred Shares	23.1%	4,476,930	1,500,000
Katonah V, Ltd.(3),(10),(11),(13)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3),(7),(10),(13)	Subordinated Securities	16.4%	4,575,493	2,274,631
Katonah VIII CLO Ltd(3),(7),(10),(13)	Subordinated Securities	10.3%	3,457,305	2,101,905
Katonah IX CLO Ltd(3),(7),(10),(13)	Preferred Shares	6.9%	2,075,887	1,511,277
Katonah X CLO Ltd(3),(7),(10),(13)	Subordinated Securities	33.3%	11,906,371	8,826,471
Katonah 2007-I CLO Ltd.(3),(7),(10),(13)	Preferred Shares	100.0%	31,078,634	27,683,357
Trimaran CLO IV, Ltd.(3),(7),(10),(13)	Preferred Shares	18.9%	5,115,600	3,312,321
Trimaran CLO V, Ltd.(3),(7),(10),(13)	Subordinate Notes	20.8%	5,055,800	3,107,504
Trimaran CLO VI, Ltd.(3),(7),(10),(13)	Income Notes	16.2%	4,200,900	2,715,803
Trimaran CLO VII, Ltd.(3),(7),(10),(13)	Income Notes	10.5%	4,047,400	2,996,989
Total Investment in CLO Equity Securities			$84,268,803	$59,094,447

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3),(7),(10),(13)	Class B-2L Notes Par Value of $10,500,000 5.2%, Due 4/22	5.2%	$1,237,364	$8,690,000
Total Investment in CLO Rated-Note			$1,237,364	$8,690,000
Total Investment in CLO Fund Securities (33% of net asset value at fair value)			$85,506,167	$67,784,447

Asset Manager Affiliates

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates (Katonah Debt Advisors and Trimaran Advisors)	Asset Management Company	100.0%	$83,203,884	$73,989,000
Total Investment in Asset Manager Affiliates (36% of net asset value at fair value)			$83,203,884	$73,989,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par / Cost	Value(2)
JP Morgan Asset Account	Time Deposit	0.0%	$501,475	$501,475
JP Morgan Business Money Market Account(9)	Money Market Account	0.2%	203,986	203,986
US Bank Money Market Account	Money Market Account	0.4%	4,646,234	4,646,234
Total Investment in Time Deposit and Money Market Accounts (3% of net asset value at fair value)			$5,351,695	$5,351,695
Total Investments(5) (140% of net asset value at fair value)			$349,036,413	$289,514,643

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. The Company’s variable rate loans may contain interest rate floors and its variable and fixed rate loans may include payment-in-kind (“PIK”) interest. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at September 30, 2012.
(2)	Reflects the fair market value of all existing investments as of September 30, 2012, as determined by the Company’s board of directors (the “Board of Directors”).
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $349 million. The aggregate gross unrealized appreciation is approximately $12 million, the aggregate gross unrealized depreciation is approximately $71 million and the net unrealized depreciation is approximately $59 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(11)	As of September 30, 2012, this CLO Fund security was not providing a dividend distribution.
(12)	Pledged as collateral for the secured revolving credit facility with Credit Suisse AG (see Note 6 to the financial statements).
(13)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. Our Board of Directors has eight members, three of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and five of whom are not interested persons, whom we refer to as our independent directors.

Directors and Executive Officers

As of September 30, 2012, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o KCAP Financial, Inc., 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with Us
Independent Directors(1):
Christopher Lacovara	47	Chairman
C. Turney Stevens, Jr.	61	Director
Albert G. Pastino	70	Director
C. Michael Jacobi	70	Director
Gary Cademartori	70	Director
Non-Independent Directors:
Dayl W. Pearson(2)	58	Director, President and Chief Executive Officer
Dean C. Kehler(3)	55	Director, Portfolio Manager of Trimaran Advisors
Jay R. Bloom(3)	56	Director, Portfolio Manager of Trimaran Advisors
Executive Officers
Edward U. Gilpin	51	Chief Financial Officer, Treasurer and Secretary
R. Jon Corless	60	Chief Investment Officer
Daniel P. Gilligan	39	Chief Compliance Officer, Director of Portfolio Administration of Katonah Debt Advisors

(1)	As used herein the term “Independent Directors” refers to directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.
(2)	Mr. Pearson is not an Independent Director because he is an officer of the Company.
(3)	Messrs. Kehler and Bloom are not Independent Directors because they are employees of Trimaran Advisors, a wholly-owned portfolio company of the Company.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

Christopher Lacovara

Mr. Lacovara has served on KCAP Financial’s Board since December 2006 and is also the Chairman of the Board, the Chairman of the Valuation Committee of the Board. Mr. Lacovara served as a Vice President of KCAP Financial from and a member of the Management Committee of Katonah Debt Advisors December, 2006 until August, 2011. Mr. Lacovara is a Partner and member of the Investment Committee of Kohlberg & Co., a leading middle market private equity firm, which he joined in 1988. Kohlberg & Co. has invested approximately $2.5 billion of equity capital in over 100 middle market platform and add-on acquisitions with a combined transaction value of over $7 billion. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. in History from Harvard College, a B.E. in Engineering Sciences from Hofstra University and a Master of Science in Civil Engineering from Columbia University. Mr. Lacovara serves on the boards of directors of a number of private companies as well as on the boards of directors of AGY Holding Corp. and Katy Industries, Inc. As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Turney Stevens

Mr. Stevens has served on KCAP Financial’s Board since December 2006 and serves on the Valuation Committee and the Compensation Committee and, since June 2011, also as the Chair of the Nominating and Corporate Governance Committee of the Board. Mr. Stevens is the Dean of the College of Business at Lipscomb University. Mr. Stevens retired as the Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that he founded and that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1981. He now serves as the Dean of the College of Business and Professor of Management at Lipscomb University. He is a 2007 graduate of the Directors’ College at the Anderson School of Management at UCLA and is certified as a public company director by Institutional Shareholder Services. As a result of these and other professional experiences, Mr. Stevens possesses particular knowledge and experience in financial services, business management and investment banking that strengthen the Board’s collective qualifications, skills and experience.

Albert G. Pastino

Mr. Pastino has served on KCAP Financial’s Board since December 2006 and is the Chair of the Audit Committee and also serves on the Compensation Committee of the Board. Effective June 10, 2011, Mr. Pastino serves as lead independent director of the Board. Mr. Pastino is a Managing Director at Kildare Capital and was formerly the Senior Managing Director at Amper Investment Banking. Kildare Capital focuses on capital formation, mergers and acquisitions and strategic advisory assignments. After leaving an affiliate of Kohlberg & Co. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. From 1976 to 1986, he was a partner at Deloitte & Touche LLP and was in charge of its Emerging Business Practice. Mr. Pastino is a member of the Small Business Advisory Board of the Financial Accounting Standards Board, a member of the Board of New Eyes for the Needy, a not-for-profit organization headquartered in New Jersey. Mr. Pastino is a graduate of Saint Joseph’s University and received an Executive M.B.A. degree from Fairleigh Dickinson University. He also attended the Harvard Business School Executive Management Program for Small Business and is a certified public accountant. As a result of these and other professional experiences, Mr. Pastino possesses particular knowledge and experience in corporate finance, strategic planning, and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Michael Jacobi

Mr. Jacobi has served on KCAP Financial’s Board since December 2006 and serves on the Audit Committee and, since June 2011, the Nominating and Corporate Governance Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company engaged in real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., which is involved in the manufacture and distribution of maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a certified public accountant. Mr. Jacobi is currently Chairman of the board of directors of Sturm, Ruger & Co., Inc. and a member of the board of directors of Webster Financial Corporation and Corrections Corporation of

America. He serves as the audit committee chairman of the board of directors of Webster Financial Corporation and Corrections Corporation of America. As a result of these and other professional experiences, Mr. Jacobi possesses particular knowledge and experience in corporate finance, accounting, investment management and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Gary Cademartori

Mr. Cademartori has served on KCAP Financial’s Board since December 2006, is the Chairman of the Compensation Committee of the Board and serves on the Audit Committee and, since June 2011, the Nominating and Corporate Governance Committee of the Board. Mr. Cademartori is also the managing partner of Prism Business Consulting, LLC, a company engaged in financial consulting and executive mentoring to create more value for companies involved in business change. Previously, Mr. Cademartori was a partner in Wall Street Technology Group, LLC from 2006 to 2011, a financial consultant for less than one year in 1998 and, from 1999 to 2005, a partner in Tatum CFO Partners, LLP, serving as an interim CFO and rendering financial consulting services for middle market Securities and Exchange Commission reporting and privately-held companies. From 1995 to 1998, Mr. Cademartori served in the capacity of CFO for Schrader-Bridgeport International, Inc. Between 1981 and 1995, Mr. Cademartori served as the CFO of Charter Power Systems, Inc., Athlone Industries, Inc., Formica Corporation, and Butler International, Inc., all of which were mid-sized companies listed on the New York Stock Exchange. Prior to 1981, Mr. Cademartori was an audit partner in Touche Ross & Co., an international accounting firm. Mr. Cademartori received his M.B.A. degree in Finance and International Business from Seton Hall University, and he is a certified public accountant. He serves on the Small Business Advisory Committee of the Financial Accounting Standards Board, and on the board of directors of Marotta Controls, Inc. As a result of these and other professional experiences, Mr. Cademartori possesses particular knowledge and experience in corporate finance, accounting, and business management that strengthen the Board’s collective qualifications, skills and experience.

Non-Independent Directors

Dayl W. Pearson, Director, President and CEO

Mr. Pearson has served as KCAP Financial’s President and Chief Executive Officer since December 2006 and has served on KCAP Financial’s Board since June 2008. Mr. Pearson has more than 33 years of banking and finance experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago. As a result of these and other professional experiences, Mr. Pearson possesses particular knowledge and experience in corporate finance, leverage finance, corporate credit and portfolio management that strengthen the Board’s collective qualifications, skills and experience.

Dean C. Kehler, Director, Portfolio Manager of Trimaran Advisors

Mr. Kehler joined KCAP Financial’s Board in February 2012. Mr. Kehler also serves as a Portfolio Manager of Trimaran Advisors, which was acquired by the Company in February 2012 and serves as investment advisor to several CLO funds, and is a member of Trimaran Advisors’ investment committee. Mr. Kehler is also a Managing Partner of Trimaran Capital Partners, a manager of private investment funds. Prior to co-founding Trimaran Advisors, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds (Fund I). Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated and also worked at Lehman

Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the Board of Directors of Ashley Stewart Holdings, Inc., Inviva, Inc., Ironwood Global, LLC and El Pollo Loco, Inc. Mr. Kehler previously served as a director of Continental Airlines, Global Crossing, PrimeCo Wireless Communications, Urban Brands, Inc., Source Holdings, CNC Holding Corporation, Hills Department Stores, Inc., Jefferson National Financial, Charlie Brown Acquisition, Booth Creek Ski Holdings, TLC Beatrice International and Heating Oil Partners. Mr. Kehler also serves as Treasurer, Chair of the Finance Committee and a director of CARE USA, one of the world’s largest private humanitarian organizations, and is the chair of the Board of Overseers of the University of Pennsylvania School of Nursing. Mr. Kehler earned his B.S. from The Wharton School of the University of Pennsylvania. Mr. Kehler possesses particular knowledge and experience in corporate finance, investment management, financial analysis and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Jay R. Bloom, Director, Portfolio Manager of Trimaran Advisors

Mr. Bloom joined KCAP Financial’s Board in February 2012. Mr. Bloom also serves as a Portfolio Manager of Trimaran Advisors, which was acquired by the Company in February 2012 and serves as investment advisor to several CLO funds, and is a member of Trimaran Advisors’ investment committee. Mr. Bloom is also a Managing Partner of Trimaran Capital Partners, a manager of private investment funds. Prior to co-founding Trimaran Advisors, Mr. Bloom was a Vice Chairman of CIBC World Markets Corp. and Co-Head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Bloom was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Bloom was a Managing Director at Drexel Burnham Lambert Incorporated, and prior to that, he worked at Lehman Brothers Kuhn Loeb Incorporated. In addition, Mr. Bloom practiced law with Paul Weiss Rifkind Wharton & Garrison LLP. Mr. Bloom currently serves on the Board of Directors of Brite Media, Educational Services of America, Inc., El Pollo Loco, Inc. and Norcraft Companies, L.P. Mr. Bloom received his B.S. and M.B.A. from Cornell University, graduating summa cum laude, and his J.D. from Columbia University School of Law, where he was a member of the Board of Editors of the Columbia Law Review. Mr. Bloom possesses particular knowledge and experience in business management, investment banking and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Executive Officers

Edward U. Gilpin, Chief Financial Officer, Secretary and Treasurer

Mr. Gilpin joined KCAP Financial in June 2012 and has over 28 years of experience. Prior to joining the company, Mr. Gilpin served as the Chief Financial Officer at Associated Renewable Inc., an end-to-end full service energy consulting and carbon management company, since December 2010. From January 2008 to May 2010, he served as Executive Vice President and Chief Financial Officer of Ram Holdings, Ltd., a provider of financial guaranty reinsurance, and prior to that he was the Executive Vice President, Chief Financial Officer and Director of ACA Capital Holdings, Inc., a holding company that provided financial guaranty insurance and asset management services, from December 2000 to January 2008. Prior to joining ACA Capital, Mr. Gilpin was Vice President in the Financial Institutions Group at Prudential Securities, Inc.'s investment banking division. From 1998 to 2000, Mr. Gilpin served in the capacity of Chief Financial Officer for an ACA Capital affiliated start-up venture, developing the financial plans and spearheading the capital raising process. From 1991 to 1998, Mr. Gilpin was with MBIA, Inc., a holding company whose subsidiaries provide financial guarantee insurance, fixed-income asset management, and other specialized financial services, where he held various positions in the finance area. His most recent position with MBIA was Director, Chief of Staff for MBIA Insurance Company's President. Mr. Gilpin began his career as an Assistant Vice President in the Mutual Funds Department of BHC Securities, Inc. Mr. Gilpin holds an M.B.A. from Columbia University and a B.S. from St. Lawrence University.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined KCAP Financial and Katonah Debt Advisors, KCAP Financial’s wholly-owned portfolio company, in 2006 as part of their middle market team. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CLO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

Daniel P. Gilligan, Chief Compliance Officer; Director of Portfolio Administration of Katonah Debt Advisors

Mr. Gilligan is the Company’s Chief Compliance Officer and the Director of Portfolio Administration for Katonah Debt Advisors and KCAP Financial. While at Katonah Capital, L.L.C., a lending platform formed by affiliates of Kohlberg & Co., Mr. Gilligan was in charge of daily portfolio administration of its six CLOs. In addition, he was directly responsible for the wind down and sale of the respective six vehicles. Prior to joining Katonah Capital in 2004, Mr. Gilligan was a Relationship Officer in the Corporate Trust department for U.S. Bank (formerly State Street Corporate Trust Services). Prior to joining State Street in 1999, Mr. Gilligan was a Director of Management Services for Sodexho USA. Mr. Gilligan holds a B.A. from Fairfield University.

Jeff Knopping, Managing Director

Mr. Knopping is a Managing Director of the Company and leads its origination activities. Mr. Knopping is focused on expanding the Company’s lending activities with middle market companies by sourcing and structuring both senior and junior capital across a variety of industries. With more than $50 billion invested in over 200 transactions during his 25 year career, Mr. Knopping has a significant track record of lending to growing companies and restructuring debt of challenged companies. Prior to KCAP Financial, Mr. Knopping was a Managing Director in William Blair & Company's Private Capital and Special Situations groups. Previously, Mr. Knopping spent 13 years at GE Capital where he co-founded the debt capital markets business and ultimately led all capital markets activities for GE Commercial Finance and served as the Chief Investment Officer of the Global Sponsor Finance practice overseeing a $4.1 billion portfolio. Prior to that, Mr. Knopping spent six years in Citigroup's Loan Syndication Business. Mr. Knopping earned his MBA in Finance from The Wharton School. In 2011, Mr. Knopping was elected to the Turnaround Management Association's International Board of Directors.

Board of Directors

The number of directors constituting our Board of Directors is presently set at eight directors.

Our Board of Directors is divided into three classes. Class I holds office for a term expiring at the annual meeting of stockholders to be held in 2013, and Class II holds office for a term expiring at the annual meeting of stockholders to be held in 2014, and Class III holds office for a term expiring at the annual meeting of stockholders to be held in 2015. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Stevens, Cademartori and Kehler’s current term expires in 2013, Messrs. Pastino, Jacobi and Bloom’s current term expires in 2014 and Messrs. Lacovara and Pearson’s current term expires in 2015. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

In fiscal year 2011, the Board of Directors met seven times, and, except for the absence from one meeting of Mr. Cademartori and another director who no longer is a member of the Board of Directors, each of the meetings was attended by the full Board of Directors. Pursuant to our policy, we encourage, though we do not require, all members of the Board of Directors to attend the Company’s annual meetings of shareholders. All of the Board members attended the Company’s 2012 Annual Meeting of Shareholders.

Committees of the Board of Directors

Audit Committee.  The Board has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino, Cademartori and Jacobi. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee’s functions include providing assistance to the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accountant, the Company’s system of internal controls, the internal audit function, the Company’s code of ethics, retaining and, if appropriate, terminating the independent registered public accountant and approving audit and non-audit services to be performed by the independent registered public accountant. The Audit Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapinc.com.

The Board has determined that all the members of the Audit Committee — Messrs. Pastino, Jacobi and Cademartori:

•	are independent, as independence for audit committee members is defined in Section 10A(m)(3) and Section 10C(a) of the Exchange Act and the SEC rules promulgated thereunder and Rule 5605(a)(2) and Rule 5605(b) of The Nasdaq Global Select Market listing standards;
•	meet the requirements of Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended, and the Exchange Act and are audit committee financial experts; and
•	possess the requisite financial sophistication required under The Nasdaq Global Select Market listing standards.

The Audit Committee has adopted a policy under which, to the extent required by law, all auditing services and all permitted non-audit services to be rendered by the Company’s independent registered public accountant are pre-approved.

In fiscal year 2011, the Audit Committee held four meetings, and each of the meetings was attended by the full Audit Committee.

Valuation Committee.  The Board has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Stevens and Kehler. Mr. Lacovara serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The Board is ultimately and solely responsible for determining the fair value of portfolio investments. The Valuation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapinc.com.

In fiscal year 2011, the Valuation Committee held four meetings, and each of the meetings was attended by all of the members of the Valuation Committee then in office.

Compensation Committee.  The Board has established a Compensation Committee. The Compensation Committee is composed of Messrs. Cademartori, Pastino and Stevens. As determined by the Board, each of the members of the Compensation Committee is an Independent Director and satisfies the independence requirements of The Nasdaq Global Select Market listing standards. Mr. Cademartori serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for Kohlberg Capital’s executive officers, in addition to administering the Company’s Amended and Restated 2006 Equity Incentive Plan and the Company’s Amended and Restated Non-Employee Director Plan. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapinc.com.

The Compensation Committee’s functions include examining the levels and methods of compensation employed by the Company with respect to the Chief Executive Officer and non-CEO officers, making recommendations to the Board with respect to non-CEO officer compensation, reviewing and approving the compensation package of the Chief Executive Officer, making recommendations to the Board with respect to incentive compensation plans and equity-based plans, reviewing management succession plans, making administrative and compensation decisions under equity compensation plans approved by the Board and making recommendations to the Board with respect to grants thereunder, administering cash bonuses, and implementing and administering the foregoing. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee.

In fiscal year 2011, the Compensation Committee held three meetings, and each of the meetings was attended by the full Compensation Committee.

Nominating and Corporate Governance Committee.  The Board established a Nominating and Corporate Governance Committee (the “Nominating Committee”) in June 2011. The Nominating Committee is composed of Messrs. Cademartori, Jacobi and Stevens, who are a majority of the Independent Directors of the Company. Mr. Stevens serves as Chairman of the Nominating Committee. The Nominating Committee’s responsibilities include (i) recommending director nominees for selection by the Board; (ii) overseeing the governance of the Company; (iii) leading the Board in its annual review of the Board’s performance; (iv) recommending to the Board director nominees for each committee; and (v) recommending for approval by the Board the compensation paid to each Independent Director for serving on the Board. The Nominating Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapinc.com.

In fiscal year 2011, the Nominating Committee held three meetings, and, except for the absence of Mr. Cademartori from one meeting, each of the meetings was attended by the full Nominating Committee.

Limitation on Liability of Directors and Officers and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

EXECUTIVE COMPENSATION

Overview of Executive Compensation Principles

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of both the Company.

Executive compensation in 2011 reflected both the financial market conditions as well as the Company’s solid operating performance. In determining bonus awards for 2011 and salary increases for 2012, the Compensation Committee considered the following factors:

•	Selection and maintenance of strong credit characteristics for the investment portfolio — limited defaulted assets in the investment portfolio and limited realized losses relative to the overall market for such investments;
•	Payment of a dividend substantially out of current net investment income (as may be adjusted for non-recurring items), consistent with the Company’s goal not to rely on capital gains;
•	Slight increase in the dividend rate during 2011, reflecting current market conditions and operating performance; and
•	Comparison to compensation levels at other similar companies operating in the financial industry during the recent period of financial instability.

In addition, at the Company’s 2012 Annual Meeting of the Shareholders, the Company held a non-binding stockholder vote to approve the compensation paid to its named executive officers in 2011, commonly referred to as a “say-on-pay” vote. The Company’s stockholders approved such compensation by a non-binding, advisory vote with approximately 92% of the votes submitted on the proposal voting in favor of the resolution. The Board considered the results of this vote and views this vote as confirmation that the Company’s stockholders support the Company’s executive compensation policies and decisions.

The Compensation Committee awarded 2011 performance bonuses to all of the named executive officers equal to or below their existing minimum target bonus amounts and also determined that none of these individuals would receive merit increases to base salary in 2012.

Primary Objectives

The primary objectives of the Compensation Committee of the Board with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to the Company’s operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;
•	participating in comprehensive due diligence with respect to the Company’s investments;
•	ensuring the most effective allocation of capital; and
•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management develops the Company’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry and in particular other publicly-traded, internally managed BDCs. The Company believes that the practices of this group of companies provide the Company with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with the Company for executives and other employees. For benchmarking executive compensation, the Company typically reviews the compensation data the Company has collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees and a similar investment portfolio as the Company.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data the Company reviews. The Company works within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;
•	the individual’s role with the Company and the compensation paid to similar persons in the companies represented in the compensation data that the Company reviews;
•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;
•	performance goals and other expectations for the position;
•	comparison to other executives within the Company having similar levels of expertise and experience; and
•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of Chief Executive Officer

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by the Board at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual stock option awards granted to the Company’s employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for the Company’s Chief Executive Officer and other executive management are considered in the context of the performance of the broader financial industry and are as follows:

•	achievement of the Company’s dividend objectives (emphasizing both growth and stability);
•	growth of the Company’s investment portfolio;
•	maintenance of the credit quality and financial performance of the Company’s investment portfolio;
•	development of the Company’s human resources; and
•	development of the Company’s financial and information systems.

The Company believes that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

During the fourth calendar quarter, the Company evaluates individual and corporate performance against the written goals for the recently completed year. Consistent with the Company’s compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock-based compensation awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. The Company’s executive officers, other than the Chief Executive Officer, submit their self-assessments to the Chief Executive Officer, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock-based compensation awards. In the case of the Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including the Company’s executive officers, annual base salary increases, annual stock-based compensation awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Our Compensation Policies and Practices as They Relate to Risk Management

In accordance with the applicable disclosure requirements, to the extent that risks may arise from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company, the Company is required to discuss those policies and practices for compensating the employees of the Company (including employees that are not named executive officers) as they relate to the Company’s risk management practices and the possibility of incentivizing risk-taking.

The Compensation Committee has evaluated the policies and practices of compensating the Company’s employees in light of the relevant factors, including the following:

•	the financial performance targets of the Company’s annual cash incentive program are the budgeted objectives that are reviewed and approved by the Board and/or the Compensation Committee;
•	bonus payouts are not based solely on corporate performance, but also require achievement of individual performance objectives;
•	bonus awards generally are not contractual entitlements, but are reviewed by the Compensation Committee and/or the Board and can be modified at their discretion;
•	the financial opportunity in the Company’s long-term incentive program is best realized through long-term appreciation of the Company’s stock price, which mitigates excessive short-term risk-taking; and
•	the allocation of compensation between cash and equity awards and the focus on stock-based compensation, including options and restricted stock awards generally vesting over a period of years, thereby mitigating against short-term risk taking.

Based on such evaluation, the Compensation Committee has determined that the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Components

The Company’s compensation package consists of the following components, each of which the Company deems instrumental in motivating and retaining its executives:

Base Salary

Base salaries for the Company’s executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data the Company reviews for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, the Company believes that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in companies of similar size to the Company. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy.

Base salaries are reviewed annually as part of the Company’s performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. The Company also realigns base salaries with market levels for the same positions in companies of similar size to the Company represented in the compensation data the Company reviews if necessary and if the Company identifies significant market changes in the Company’s data analysis. Additionally, the Company adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

The Company’s compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. The terms of any bonus compensation that each of Messrs. Pearson, Corless, Wirth (the Company’s former Chief Financial Officer, Treasurer and Secretary), Gilpin, Gilligan and Kratzman are or were entitled to are set forth in each of their respective employment agreements, descriptions of which are set forth below. See Executive Compensation — Employment Agreements.

The amounts of the annual cash bonuses paid to Messrs. Pearson, Corless, Wirth (the Company’s former Chief Financial Officer, Treasurer and Secretary) and Gilpin are or were determined by the Compensation Committee of the Board. The amounts of the annual cash bonuses paid to Messrs. Kratzman and Gilligan are determined by the Management Committee of Katonah Debt Advisors. In each case, the annual bonus award is based on the individual performance of each of these individuals and on the performance of the Company against goals established annually by the Board, in the case of Messrs. Pearson, Corless, Wirth (the Company’s former Chief Financial Officer, Treasurer and Secretary) and Gilpin, and by the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman and Gilligan, after consultation with the individual. All bonuses are subject to an annual increase, solely at the discretion of the Board or the Management Committee of Katonah Debt Advisors (as applicable), and in its discretion, the Compensation Committee or the Management Committee of Katonah Debt Advisors (as applicable) may award bonus payments to the Company’s executives above or below the amounts specified in their respective employment agreements.

The annual bonus awards paid to the named executive officers with respect to 2011 (shown in the “Non-Equity Incentive Plan” column of the Summary Compensation Table below) were equal to or below their existing minimum target bonus amounts.

In addition, on March 18, 2011, the Compensation Committee granted one-time cash bonus awards to Messrs. Pearson, Wirth (the Company’s former Chief Financial Officer, Treasurer and Secretary) and Corless in the amounts of $250,000, $200,000 and $100,000, respectively. These one-time cash bonus awards were in addition to the 2010 performance-based cash bonus awards and were paid in April 2011. These one-time bonus awards were made in recognition of, among other things, a satisfactory resolution of the Company’s litigation against its former lenders and replacing such source of capital with an alternative source and the successful completion of the asset sales necessary to repay the former lenders in full ahead of the scheduled maturity of the credit facility. Such awards were made at the discretion of the Compensation Committee and were considered in the context of the overall performance of the Company and the performance and/or efforts of the individual in the extraordinary circumstances under which the Company was operating.

Long-Term Incentives

The Company believes that long-term performance is achieved through an ownership culture that encourages long-term participation by the Company’s executive officers in equity-based awards. The Amended and Restated 2006 Equity Incentive Plan currently allows the grant to executive officers of stock options, restricted stock or other stock-based awards. The Company typically makes an initial equity award to certain new senior level employees and annual grants as part of the Company’s overall compensation program. All grants of awards pursuant to the Amended and Restated 2006 Equity Incentive Plan are approved by the Board. The Amended and Restated 2006 Equity Incentive Plan is designed to allow, but not require, the grant of awards that qualify under an exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended, for “performance-based compensation.”

Initial stock-based awards.  Executives who join the Company are awarded initial grants of options or restricted stock. Options awarded as part of these grants have an exercise price equal to the fair market value of our common stock on the grant date. The vesting schedule and other terms of these awards are determined by the Board. The amount of the initial award is determined based on the executive’s position with the Company and an analysis of the competitive practices of companies similar in size to the Company represented in the compensation data that the Company reviews. The initial awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy. The grant date for awards for existing employees is the later of the date that the Board approved the grant or the date that the Company and the employee have reached a mutual understanding as to the amount and terms of such grant. For prospective employees, the grant date is the date upon which the Company and the employee have reached an agreement regarding the terms of employment and the terms of the award granted by the Board, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Board or the Compensation Committee.

Annual stock-based awards.  The Company’s practice is to make annual stock based awards as part of the Company’s overall performance management program. However, in 2011, no awards of shares of the Company’s restricted common stock were made to the named executive officers (with the exception of Mr. Kratzman, who received an award of restricted common stock pursuant to the terms of his employment agreement, as described below under “— Grants of Plan-Based Awards in Fiscal Year 2011”). The Compensation Committee believes that stock-based awards provide management with a strong link to long-term corporate performance and the creation of stockholder value. The Company intends that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data the Company reviews. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to the Company’s overall philosophy and objectives. A pool of stock-based awards is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets in the fourth quarter of each year to evaluate, review and recommend for the Board’s approval the annual stock-based award design, level of award and prospective grant date of such award for each named executive officer and the Chief Executive Officer. For promotions or new hires, the Compensation Committee approves the award in advance of the grant date, and the stock-based grant is awarded on the determined date at the Company’s closing market price per share. The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants.

Other Compensation

The Company maintain broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance and a 401(k) plan. The Company participates in a defined contribution plan for their executive officers and employees. In particular circumstances, the Company also utilizes cash signing bonuses when certain executives and senior non-executives join the Company. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to the Company if the employee recipient voluntarily terminates employment with the Company prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, the Company will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join the Company in a position where there is high market demand.

Termination-Based Compensation

Severance.  The terms of any severance based compensation that each of Messrs. Pearson, Corless, Gilpin, Gilligan and Kratzman are entitled to are set forth in each of their respective employment agreements, descriptions of which are set forth below. See Executive Compensation — Employment Agreements. For a discussion of severance payments for Mr. Wirth, our former Chief Financial Officer, Treasurer and Secretary, see “Termination of Employment Provisions in Employment Agreements” below.

Acceleration of vesting of equity-based awards.  In general, all unvested options and unvested shares of restricted common stock held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under the Amended and Restated 2006 Equity Incentive Plan, however, the Board may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Conclusion

The compensation policies of the Company are designed to motivate and retain their respective senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009 to the Company’s named executive officers. With respect to Mr. Gilligan, the table shows his compensation since fiscal year 2010, the year when he became a named executive officer.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)		Total ($)
Dayl W. Pearson President and Chief Executive Officer	2011	400,000	(3)(4)	—		—		—	400,000	(4)	72,712	(4)(6)	872,712	(4)
	2010	400,000	(4)(7)	250,000	(4)(5)	—		—	500,000	(4)	62,439	(4)	1,212,439	(4)
	2009	400,000	(4)(8)	—		—		—	450,000	(4)	99,586	(4)	949,586	(4)
E.A. Kratzman(13) Former Vice President; President of Katonah Debt Advisors	2011	400,000	(3)(11)	—		500,000		—	650,000	(11)	189,528	(6)	1,739,528	(11)
	2010	400,000	(4)(11)	—		500,000		—	1,100,000	(11)	122,890		2,122,890	(11)
	2009	400,000	(8)(11)	—		500,000		—	650,000	(11)	95,510		1,645,510	(11)
R. Jon Corless Chief Investment Officer	2011	250,000	(3)(4)(9)	—		—		—	200,000	(4)	40,049	(4)(6)	490,049	(4)
	2010	250,000	(4)(7)	100,000	(4)(5)	—		—	200,000	(4)	17,781	(4)	567,781	(4)
	2009	250,000	(4)(8)	—		—		—	200,000	(4)	28,068	(4)	478,068	(4)
Daniel P. Gilligan(14) Chief Compliance Officer; Director of Portfolio Administration	2011	160,000	(3)(10)(11)	—		—		—	125,000	(11)	33,651	(6)	318,651	(11)
	2010	150,000	(4)(11)(12)	—		—		—	125,000	(11)	7,997		282,997	(11)
Michael I. Wirth(15) Former Chief Financial Officer, Treasurer and Secretary	2011	325,000	(3)(4)	—		—		—	200,000	(4)	56,399	(4)(6)	581,399
	2010	325,000	(4)(7)	200,000	(4)(5)	—		—	400,000		38,436	(4)	963,436	(4)
	2009	325,000	(4)(8)	—		259,195	(4)	—	375,000	(4)	58,334	(4)	758,334	(4)

(1)	Represents the grant date fair market value of restricted stock grants in accordance with Financial Accounting Standards Board Accounting Standards Codification — Compensation — Stock Compensation (Topic 718) (January 2010) (“ASC 718”). Grant date fair value is based on the closing price of Common Stock on the date of grant.
(2)	Annual performance-based cash bonus. As described in “— Executive Compensation — Compensation Components — Annual Bonus” above, the annual bonuses of the named executive officers are derived based on the performance of the Company and the individual executive relative to pre-established objectives for the year. The threshold, target and/or maximum amounts for the year 2011 bonus opportunity of each named executive officer are reported in the Grants of Plan-Based Awards in Year 2011 table below.
(3)	Represents actual cash salaries paid during 2011.
(4)	With respect to these periods, Messrs. Pearson, Wirth and Corless had their compensation allocated between KCAP Financial and Katonah Debt Advisors.
(5)	One-time cash bonus awards granted with respect to fiscal year 2010 in March 2011. As described in “— Executive Compensation — Compensation Components — Annual Bonus” above, these one-time cash bonus awards were in addition to the 2010 performance-based cash bonus awards reflected in the “Non-Equity Incentive Plan Compensation” column of this table and were paid in April 2011.
(6)	See the 2011 All Other Compensation Table below for a breakdown of these amounts, which consist of:
•	cash dividends on restricted stock granted or received upon conversion of previously granted options;
•	amounts received pursuant to the Employee Savings and Profit Sharing Plan (the “Savings Plan”);
•	contributions received pursuant to a 401(k) plan;
•	life insurance premiums; and
•	disability insurance premiums.

The Savings Plan is a defined benefit plan, and the Company matches an individual’s contribution up to a pre-set amount according to a specific formula.

2011 All Other Compensation Table

Name	Dividends on Restricted Stock ($)	Savings Plan ($)	401(k) Plan ($)	Life Insurance Premiums ($)	Disability Insurance Premiums ($)	Total ($)
Dayl W. Pearson	33,563	27,477	4,900	84	6,688	72,712
Michael I. Wirth(15)	15,125	27,477	4,900	84	8,813	56,399	(13)
E.A. Kratzman(13)	155,064	27,477	4,900	84	2,003	189,528
R. Jon Corless	3,400	27,477	4,900	84	4,188	40,049
Daniel P. Gilligan(14)	1,190	27,477	4,900	84	—	33,651

(7)	Represents actual cash salaries paid during 2010.
(8)	Represents actual cash salaries paid during 2009.
(9)	Mr. Corless’s base salary was raised from $250,000 to $265,000 effective January 1, 2012.
(10)	Mr. Gilligan’s base salary was raised from $160,000 to $175,000 effective January 1, 2012.
(11)	Messrs. Kratzman and Gilligan received their salary and performance-based bonus from Katonah Debt Advisors.
(12)	Mr. Gilligan’s base salary was raised from $150,000 to $160,000 effective January 1, 2011.
(13)	Mr. Kratzman was a named executive officer during fiscal year 2011. The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 31, 2012.
(14)	Mr. Gilligan became a named executive officer during fiscal year 2010.
(15)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.

Grants of Plan-Based Awards in Fiscal Year 2011

The following table shows information regarding grants of plan-based cash and equity awards during the fiscal year ended December 31, 2011 held by the executive officers named in the Summary Compensation Table.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Stock Awards: Number of Shares of Stock (#)		Grant Date Fair Value of Option Awards
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)
Dayl W. Pearson	—	—	500,000	(2)	(2)	—		—
Michael I. Wirth(5)	—	—	400,000	(2)	(2)	—		—
E. A. Kratzman(6)	10/07/11	—	—		—	86,805	(3)	500,000	(4)
	—	—	650,000		1,175,000	—		—
R. Jon Corless	—	—	225,000	(2)	(2)	—		—
Daniel P. Gilligan	—	—	125,000	(2)	(2)	—		—

(1)	The actual bonus awards earned with respect to 2011 and paid out in 2012 are reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above. Annual performance-based bonuses to Messrs. Pearson, Wirth and Corless are allocated between Kohlberg Capital and Katonah Debt Advisors. Messrs. Kratzman and Gilligan receive their annual performance-based bonus from Katonah Debt Advisors.
(2)	Bonus awards in any year (which could potentially exceed the minimum target) are determined by the Compensation Committee of the Board and are based on performance of the individual and that of the Company against goals established annually by the Board.

(3)	Awards of restricted stock granted under the Amended and Restated 2006 Equity Incentive Plan. In accordance with the terms of his employment agreement with the Company, the shares of restricted stock granted to Mr. Kratzman will vest in two equal installments on each of the third and fourth anniversaries of October 7, 2011, the grant date. Pursuant to the employment agreement, Mr. Kratzman is entitled to receive an annual grant of shares of the Company’s restricted common stock having a value of $500,000. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.
(4)	Represents the grant date fair value of the shares of restricted stock in accordance with ASC 718. Grant date fair value of the shares of restricted stock is based on the closing price of Common Stock on the date of grant.
(5)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(6)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 31, 2012.

Employment Agreements

The Company and/or Katonah Debt Advisors have or had entered into employment agreements with Messrs. Pearson, Wirth (our former Chief Financial Officer, Secretary and Treasurer), Gilpin, Corless, Kratzman and Gilligan. Each of Messrs. Pearson, Wirth (our former Chief Financial Officer, Secretary and Treasurer), Gilpin and Corless receives or received his salary, bonus, stock awards and benefits pursuant to their employment agreements with the Company. Messrs. Kratzman and Gilligan receive their salary, bonus and benefits pursuant to employment agreements with Katonah Debt Advisors.

Employment Agreements with Dayl W. Pearson, Michael I. Wirth, R. Jon Corless and Edward U. Gilpin

As amended on August 5, 2009, each of the employment agreements of Messrs. Pearson, Wirth and Corless with the Company provided for an initial term ending on December 31, 2010 (subject to automatic one-year renewals thereafter as provided in their previous agreements) unless either party provided prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson, Wirth and Corless were entitled to receive an annual base salary of $400,000, $325,000 and $250,000, respectively, and were eligible to earn annual discretionary performance-based cash bonuses of no less than $450,000, 375,000 and $200,000, respectively, to be paid, in each case, on or about January 31 of the succeeding calendar year. The employment agreements provided that if the executive’s employment was terminated by the Company without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, the executive (or his designated beneficiary or estate) would be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, six months after such termination); provided, that if the remaining term of the agreement exceeded six months, the Company could have elected to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as the Company released the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive was entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year) if he was terminated by the Company within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

On June 1, 2012, Mr. Gilpin entered into an employment agreement with the Company providing for an initial term ending on December 31, 2013, subject to automatic one-year renewals thereafter (unless either party provides prior written notice not later than 30 days prior to the expiration of the term of his or its decision not to extend the term of employment). Under the employment agreement, Mr. Gilpin is entitled to receive an annual base salary of $350,000 (subject to increase from time to time in the discretion of the Board of Directors) and an annual cash bonus of not less than $400,000 for 2012 to be paid on or before January 31, 2013. Subsequently, Mr. Gilpin will be eligible to earn annual performance-based cash bonuses with a targeted amount of $400,000 to be paid on or before January 31 of the succeeding calendar year based on his performance and that of the Company against goals established annually by the Board. In addition, Mr. Gilpin will be entitled to receive a one-time grant of restricted shares of the Company’s stock having a value of $150,000 on the date of grant pursuant to the Company’s 2006 Amendment and Restated Equity Incentive Plan, and will be eligible to participate in all employee benefit plans of the Company available to employees. The employment agreement also provides that if Mr. Gilpin’s employment is terminated by the Company without cause or by him for good reason (each as defined in Mr. Gilpin’s employment agreement) or as a result of death or disability, he (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, twelve months after such termination); provided that the Company may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as the Company releases Mr. Gilpin from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; (iv) any unpaid guaranteed bonus; (v) any bonus compensation to which he is entitled in respect of the year of termination, prorated to the date of termination; and (vi) in the case of a termination by the Company without cause or by Mr. Gilpin for good reason, continued annual bonuses at 50% of the target amount during the period of base salary continuation, pro rated with respect to partial years, all on the condition that he sign a release of claims and subject to his compliance with his non-compete, non-solicitation, and confidentiality obligations. In addition, following a change in control, Mr. Gilpin will be entitled to the benefits described above if he terminates for any reason in the 90 days after the change in control, and the Company’s ability to elect to cease the continuation of base salary and contributions to health insurance premiums applies after twelve months rather than six months. A change in control is defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent Board of Directors (or successors designated thereby) to constitute a majority of the Company’s Board of Directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets.

As amended on June 27, 2012, each of the employment agreements of Messrs. Pearson and Corless with the Company provides for an initial term ending on December 31, 2013 (subject to automatic one-year renewals thereafter as provided in their previous agreements) unless either party provides prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson and Corless are entitled to receive an annual base salary of $400,000 and $265,000, respectively, and are eligible to earn annual discretionary performance-based cash bonuses with targeted amounts of $500,000 and $225,000, respectively, to be paid, in each case, on or about January 31 of the succeeding calendar year. As amended, the employment agreements provide that if the executive’s employment is terminated by the Company without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, the executive (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, six months after such termination); provided, that if the remaining term of the agreement exceeds six months, the Company may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as the Company releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination;

(iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums ( i.e. , for a total of one year) if he is terminated by the Company within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

Employment Agreements with E.A. Kratzman

As amended effective January 1, 2008, Mr. Kratzman’s employment agreement with the Company, Mr. Kratzman provided that he was entitled to receive an annual grant of shares of the Company’s restricted common stock having a value of $500,000 as long as he remained an officer of the Company. Such restricted shares vest 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date and were subject to the terms set out in a restricted stock award agreement between Mr. Kratzman and the Company.

As amended on August 5, 2009, Mr. Kratzman’s employment agreement with Katonah Debt Advisors provided for an initial term ending on December 31, 2011 (subject to automatic one-year renewals thereafter as previously provided unless terminated in writing by either party prior to the expiration of the term). In addition to his base salary and annual bonus, Mr. Kratzman was entitled to receive up to three special bonuses of $150,000, each upon the receipt by Katonah Debt Advisors of all of the deferred subordinated fees from Katonah VII, VII and IX CLO Funds, respectively, and each such special bonus was paid during 2010 following the receipt of such applicable deferred fees. The employment agreement provided that if Mr. Kratzman’s employment is terminated by Katonah Debt Advisors without cause, by him for good reason (each as defined in the employment agreement) or as a result of death or disability, he (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement; provided, that if the remaining term of the agreement exceeds one year, Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the one-year anniversary of such termination so long as Katonah Debt Advisors releases Mr. Kratzman from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which Mr. Kratzman is entitled in respect of the year of termination, prorated to the date of termination (but in all cases based on an annual amount of no less than $650,000), all on the condition that he sign a release of claims. In addition to the benefits described above, Mr. Kratzman would have been entitled to an extra six months of his base salary and contributions toward health insurance premiums (i.e., for a total of 18 months) if he was terminated by Katonah Debt Advisors within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

As amended on June 27, 2012, Mr. Kratzman’s employment agreement with Katonah Debt Advisors provides for an initial term ending on December 31, 2013 (subject to automatic one-year renewals thereafter as provided in his previous agreement) unless either party provides prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement, or to otherwise terminate the employment agreement. Under the employment agreement, Mr. Kratzman is entitled to receive an annual base salary of $400,000 and is eligible to earn an annual discretionary bonus, which shall be targeted at $1,175,000, payable in the succeeding calendar year on or before January 31. Any such bonus compensation will be determined by the Board, based on Mr. Kratzman’s performance and that of Katonah Debt Advisors’ against goals established annually by the Board after consultation with Mr. Kratzman. The Board reserves the right to reduce or eliminate any such bonus based on the financial circumstances of Katonah Debt Advisors in addition to Mr. Kratzman’s performance against the aforementioned goals. The employment agreement provides that if Mr. Kratzman’s employment is terminated by Katonah Debt Advisors without cause or by the executive for good reason (each as defined in Mr. Kratzman’s employment agreement) or as a result of death or disability, Mr. Kratzman (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement; provided, that if the remaining term of the agreement exceeds six months, Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as Katonah Debt Advisors releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year) if he is terminated by Katonah Debt Advisors within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets). Finally, if Mr. Kratzman’s employment is terminated by Katonah Debt Advisors without cause, but not in event of termination for any other reason, Katonah Debt Advisors will also pay Mr. Kratzman an annual bonus equal to 50% of the targeted bonus of $1,175,000 for the period during which he receives the severance payments noted above, prorated to the date when such severance payments cease.

The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 31, 2012. Upon Mr. Kratzman’s execution of a release agreement and the satisfaction of certain other conditions, he will be entitled to receive the severance benefits provided for by his June 27, 2012 employment agreement with Katonah Debt Advisor.

Employment Agreements with Daniel P. Gilligan

As amended on August 13, 2009, Mr. Gilligan’s employment agreement with Katonah Debt Advisors provides for Mr. Gilligan to be employed as a Director of Portfolio Administration of Katonah Debt Advisors. The agreement provides for an indefinite term ending upon Mr. Gilligan’s resignation, death or removal with or without cause. The agreement provides for an annual base salary of $150,000 (which was increased to $160,000 effective January 1, 2011) and a target annual performance-based bonus from Katonah Debt Advisors of $125,000. The employment agreement provides that if Mr. Gilligan’s employment is terminated by Katonah Debt Advisors without cause or as a result of death or disability, he (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums; provided, that Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point six months (or one year if Mr. Gilligan is terminated within 90 days of the completion of a change of control) after such termination; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which Mr. Gilligan is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that he sign a release of claims. His employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

As amended on June 27, 2012, Mr. Gilligan’s employment agreement with Katonah Debt Advisors provides for an initial term ending on December 31, 2013 (subject to automatic one-year renewals thereafter as provided in their previous agreements) unless either party provides prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement. Under the employment agreement, Mr. Gilligan is entitled to receive an annual base salary of $175,000 and is eligible to earn an annual discretionary bonus, which shall be targeted at $125,000, to be paid, in each case, on or about January 31 of the succeeding calendar year. The employment agreement provides that if the executive’s employment is terminated by Katonah Debt Advisors without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, the executive (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement; provided, that if the remaining term of the agreement exceeds six months, Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as Katonah Debt Advisors releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year) if he is terminated by Katonah Debt Advisors within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of Common Stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table shows unvested stock awards outstanding on December 31, 2011, the last day of the Company’s fiscal year, held by each of the named executive officers. There were no stock options awards held by any of the named executive officers outstanding on December 31, 2011.

Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)
Dayl W. Pearson	20,886	131,791
Michael I. Wirth(3)	8,354	52,714
E.A. Kratzman(4)	269,099	1,868,384
R. Jon Corless	—	—
Daniel P. Gilligan	—	—

(1)	The remaining unvested shares of restricted stock granted to Mr. Pearson will vest on the fourth anniversary of July 1, 2008, the grant date. The remaining unvested shares of restricted stock granted to Mr. Wirth will vest on the fourth anniversary of July 1, 2008, the grant date. The remaining unvested shares of restricted stock granted to Mr. Kratzman will vest, with respect to 20,886 shares, on the fourth anniversary of July 1, 2008, the grant date; with respect to 84,889 shares, in two equal installments on each of the third and fourth anniversaries of August 5, 2009, the grant date; with respect to 103,519 shares, in two equal installments on each of the third and fourth anniversaries of July 22, 2010, the grant date; and with respect to 86,805 shares, in two equal installments on each of the third and fourth anniversaries of October 7, 2011, the grant date.
(2)	Computed by multiplying the number of unvested outstanding shares of restricted stock by $6.31, the closing market price of Common Stock on December 31, 2011, the end of the last completed fiscal year.

(3)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(4)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 31, 2012.

Option Exercises and Stock Vested in Fiscal Year 2011

The named executive officers did not hold or exercise any stock options during the fiscal year ended December 31, 2011. The shares of restricted stock held by the named executive officers that became vested in the fiscal year ended December 31, 2011 are set forth in the table below.

	Stock Awards
Name	Number of Shares Acquired on Vesting ($)(1)	Value Realized on Vesting ($)(2)
Dayl W. Pearson	37,551	305,290
Michael I. Wirth(3)	18,354	149,218
E.A. Kratzman(4)	20,885	167,795
R. Jon Corless	6,666	54,195
Daniel P. Gilligan	2,334	18,975

(1)	Represents shares of restricted stock that became vested on July 1, 2011.
(2)	Computed by multiplying the number of shares of restricted stock that vested by $8.13, the closing market price of KCAP Financial’s common stock on June 13, 2011, the vesting date.
(3)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(4)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 31, 2012.

Pension Benefits

The Company does not have any benefit plans, other than qualified defined contribution plans or nonqualified defined contribution plans.

Nonqualified Deferred Compensation

The Company does not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change of Control

Termination of Employment and Change of Control Arrangements

Change of Control Arrangements in the Company’s Amended and Restated 2006 Equity Incentive Plan

Under the Amended and Restated 2006 Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options, restricted stock awards and other stock-based awards granted under the Amended and Restated 2006 Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that the Board may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	make any outstanding option exercisable in full;
•	remove any performance or other conditions or restrictions on any award;
•	in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as the Board determines; and
•	with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Board is substantially equivalent to any award being replaced.

Under the Amended and Restated 2006 Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of the Company’s common stock, consolidation, merger, or similar transaction or series of related transactions in which KCAP Financial is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s Amended and Restated 2006 Equity Incentive Plan

Unless the Board expressly provides otherwise, immediately upon the cessation of employment or services of a participant in the Amended and Restated 2006 Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

•	When a participant’s employment or services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;
•	For vested options held by a participant immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and
•	In all other cases, all vested options held by the participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under the Amended and Restated 2006 Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s chronic alcoholism or drug addiction; (ii) fraud, embezzlement, theft, dishonesty, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its affiliates by the participant; (iii) willful failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company and its affiliates; (iv) the participant’s material breach of any agreement between the participant and the Company or its affiliates, except where the breach is caused by incapacity or disability of the participant; (v) a charge, indictment or conviction of, or plea of nolo contendere by, the participant to a felony or other crime involving moral turpitude; (vi) the participant’s material breach of his fiduciary duties as an officer, trustee or director of the Company or any of its affiliates; (vii) the participant’s willful refusal or failure to carry out a lawful and reasonable written directive of the Board or its designee, which failure or refusal does not cease within 15 days after written notice of such failure is given to the participant by the Company; or (viii) the participant’s willful misconduct which has, or could be reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its affiliates.

The Board may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

Termination of Employment Provisions in Employment Agreements

The termination provisions are set forth in the discussion of the employment agreements above.

The following table sets forth estimated payment obligations to each of the named executive officers, assuming a termination on December 31, 2011.

Name	Termination by Company Without Cause ($)(1)	Termination by Company for Cause ($)(2)	Change of Control ($)	Voluntary Termination ($)(3)	Disability ($)	Death ($)
Dayl W. Pearson
Severance Payment	400,000	—	850,000	—	400,000	400,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	450,000	—	450,000	—	450,000	450,000
Accrued and unused vacation time(4)	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769
Insurance benefits(5)	27,072	—	27,072	—	27,072	27,072
TOTAL:	877,072 - 907,841	0 - 30,769	1,327,072 - 1,357,841	0 - 30,769	877,072 - 907,841	877,072 - 907,841
E.A. Kratzman(7)
Severance Payment	400,000	—	1,250,000 - 1,600,000	—	400,000	400,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	650,000 - 1,000,000	—	650,000 - 1,000,000	—	650,000 - 1,000,000	650,000 - 1,000,000
Accrued and unused vacation time(4)	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769
Insurance benefits(5)	27,072	—	27,072	—	27,072	27,072
TOTAL:	1,077,072 - 1,457,841	0 - 30,769	1,927,072 - 2,657,841	0 - 30,769	1,077,072 - 1,457,841	1,077,072 - 1,457,841
R. Jon Corless
Severance Payment	250,000	—	450,000	—	250,000	250,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—
Accrued and unpaid bonus	200,000	—	200,000	—	200,000	200,000
Accrued and unused vacation time(4)	0 - 20,385	0 - 20,385	0 - 20,385	0 - 20,385	0 - 20,385	0 - 20,385
Insurance benefits(5)	27,072	—	27,072	—	27,072	27,072
TOTAL:	492,072 - 512,457	0 - 20,385	692,072 - 712,457	0 - 20,385	492,072 - 512,457	492,072 - 512,457
Daniel P. Gilligan
Severance Payment	175,000	—	300,000	—	175,000	175,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	125,000	—	125,000	—	125,000	125,000
Accrued and unused vacation time(4)	0 - 13,462	0 - 13,462	0 - 13,462	0 - 13,462	0 - 13,462	0 - 13,462
Insurance benefits(5)	27,072	—	27,072	—	27,072	27,072
TOTAL:	327,072 - 340,534	0 - 13,462	452,072 - 465,534	0 - 13,462	327,072 - 340,534	327,072 - 340,534
Michael I. Wirth(6)
Severance Payment	325,000	—	700,000	—	325,000	325,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	375,000	—	375,000	—	375,000	375,000
Accrued and unused vacation time(4)	0 - 25,000	0 - 25,000	0 - 25,000	0 - 25,000	0 - 25,000	0 - 25,000
Insurance benefits(5)	27,072	—	27,072	—	27,072	27,072
TOTAL:	727,072 - 752,072	0 - 25,000	1,102,072 - 1,127,072	0 - 25,000	727,072 - 752,072	727,072 - 752,072

(1)	Termination without cause or by the employee for good reason in the case of Messrs. Pearson, Wirth and Corless by the Company and, in the case of Messrs. Kratzman and Gilligan, by Katonah Debt Advisors. This column reflects payments to the employee for base salaries and health insurance premiums for the remaining term of their employment agreements.
(2)	In the case of Messrs. Kratzman and Gilligan, by Katonah Debt Advisors.
(3)	Voluntary termination other than for good reason.
(4)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(5)	Insurance benefits are based on the December 2011 monthly payment for health and dental coverage.
(6)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(7)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 31, 2012.

The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012. Pursuant to Mr. Wirth’s employment agreement with the Company, he will continue to receive his salary, and the Company will continue to contribute to the premium cost of his health insurance, until December 31, 2012. In addition, Mr. Wirth will receive a pro rated bonus of $187,500 for 2012, which will be paid to him on or about January 31, 2013. Finally, Mr. Wirth’s remaining unvested restricted stock will vest in accordance with its terms on July 1, 2012.

Director Compensation in Fiscal Year 2011

The following table sets forth a summary of the compensation earned by the Company’s directors (other than Mr. Pearson, who is also a named executive officer and whose compensation is reflected in the Summary Compensation Table above) in 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Independent Directors
Gary Cademartori	53,250	7,960	—	—	61,210
C. Michael Jacobi	48,000	7,960	—	—	12,760
Albert G. Pastino	61,250	7,960	—	—	69,210
C. Turney Stevens	52,750	7,960	—	—	60,710
Christopher Lacovara(4)	—	—	—	—
Non-Independent Directors
Samuel P. Frieder(5)	—	—	—	—	—

(1)	On June 10, 2011, each of Messrs. Cademartori, Jacobi, Pastino and Stevens was granted an award of 1,000 shares of restricted stock under the Amended and Restated Non-Employee Director Plan. Each of these awards had a grant date fair value of $7.96. The number of unvested restricted stock units held by each director listed in the table above at March 1, 2012 was as follows: Mr. Cademartori (500); Mr. Jacobi (500), Mr. Pastino (500), Mr. Stevens (500), Mr. Lacovara (0), Mr. Frieder (0).
(2)	Amounts reflect the grant date fair value of such stock awards in accordance with ASC 718.
(3)	The following table sets forth the option awards outstanding and held by our independent directors with respect to our common stock as of December 31, 2011:

Name	Option Awards Outstanding (#)
Gary Cademartori	15,000
C. Michael Jacobi	15,000
Albert G. Pastino	15,000
C. Turney Stevens	15,000
Christopher Lacovara	—

Such awards consist of an option to purchase 5,000 shares granted to each of the Independent Directors on each of June 13, 2008, June 13, 2009 and July 22, 2010. The exercise prices of such options are $11.97, $4.93 and $4.83 per share, respectively, and each such option expires on the 10th anniversary of the applicable grant date. All of such option awards have fully vested.

(4)	Subsequent to the 2011 year end, the Board determined that Mr. Lacovara qualified as an Independent Director in light of his resignation as an officer of the Company in September 2011.
(5)	Mr. Frieder resigned as a director effective February 29, 2012. Until his resignation as an officer of the Company in September 2011, Mr. Frieder did not qualify as an Independent Director. The Board made no determination as to whether Mr. Frieder qualified as an Independent Director following his resignation as an officer of the Company. Messrs. Bloom and Kehler are not listed in this table because they became directors of the Company effective February 29, 2012.

Director Compensation Policy

As compensation for serving on the Board, each of the Independent Directors who served in such capacity in 2011 received an annual fee of $37,000. In addition, each of the Independent Directors receives $1,500 per Board meeting attended in person and $750 per Board meeting attended telephonically. Employee directors and Non-Independent Directors do not receive compensation for serving on the Board. Independent Directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on the Board. The chairperson of the Company’s Audit Committee receives an additional $10,000 per year, the lead independent director receives an additional $5,000 per year, and the chairperson of each other committee of the Board receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board.

Pursuant to the Amended and Restated Non-Employee Director Plan, the Independent Directors and other directors who are not officers or employees of the Company (“Non-Employee Directors”) may be issued options to purchase our common stock as a portion of their compensation for service on the Board in accordance with the terms of exemptive relief granted by the SEC in April 2008. A description of the Amended and Restated Non-Employee Director Plan is provided under “— Equity Incentive Plans —  Amended and Restated Non-Employee Director Plan” below.

Effective retroactively as of July 1, 2012, each Independent Director will receive an annual fee of $60,000 and, effective January 1, 2012, the non-executive Chairman of the Board of Directors will receive an additional annual fee of $40,000.

Employee Incentive Plans

Amended and Restated 2006 Equity Incentive Plan

The 2006 Equity Incentive Plan was originally approved by the Board of Managers of Kohlberg Capital, LLC on November 27, 2006 and by the members of Kohlberg Capital, LLC on December 11, 2006, prior to the conversion of Kohlberg Capital, LLC into Kohlberg Capital Corporation, and subsequent conversion of Kohlberg Capital Corporation into KCAP Financial, Inc. Effective June 13, 2008, the 2006 Equity Incentive Plan was amended and restated pursuant to a vote of the Company’s shareholders at the 2008 Annual Shareholder Meeting. Under the Amended and Restated 2006 Equity Incentive Plan, the Company may grant options to acquire shares and, to the extent permitted by exemptive or other relief that may be granted by the SEC or its staff, other share-based awards, including without limitation restricted shares and options to acquire restricted shares. There are 2,000,000 shares of common stock currently reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. As of June 30, 2011, 283,866 shares of restricted stock were outstanding, 240,124 shares of restricted stock had vested, 23,668 shares of restricted stock had been forfeited, no options were outstanding and 1,476,010 shares were available for future grants under the Amended and Restated 2006 Equity Incentive Plan.

In accordance with the terms of the Amended and Restated 2006 Equity Incentive Plan, the Board has authorized the Compensation Committee to administer the Amended and Restated 2006 Equity Incentive Plan, but has retained the authority to make grants. In accordance with the provisions of the Amended and Restated

2006 Equity Incentive Plan, the Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees will be granted options, restricted stock and other awards;
•	the number of shares subject to options, shares of restricted stock and other awards;
•	the exercise price of each option, which may not be less than fair market value (or, if no fair market value exists at the time of issuance, the current net asset value) of the shares subject to the award on the date of grant;
•	the schedule upon which options become exercisable or upon which a restricted stock award vests (including any performance criteria applicable to restricted stock awards);
•	the termination or cancellation provisions applicable to options and restricted stock awards;
•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and
•	all other terms and conditions upon which each award may be granted in accordance with the Amended and Restated 2006 Equity Incentive Plan.

No participant may receive awards of options for over 1,000,000 shares of common stock or over 500,000 shares of restricted stock in any fiscal year. The aggregate number of shares of restricted stock that may be issued under the Amended and Restated 2006 Equity Incentive Plan may not exceed 10% of the outstanding shares on June 13, 2008, the effective date of the Amended and Restated 2006 Equity Incentive Plan, plus 10% of the number of shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Amended and Restated 2006 Equity Incentive Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.

The Board or any committee to which the Board delegates authority may, with the consent of any adversely affected Amended and Restated 2006 Equity Incentive Plan participants and to the extent permitted by law, reprice or otherwise amend outstanding awards consistent with the terms of the Amended and Restated 2006 Equity Incentive Plan. No share may be repriced other than in accordance with the 1940 Act and the applicable shareholder approval requirements of The NASDAQ Global Select Market.

In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to options, shares of restricted stock and other stock-based awards then outstanding or subsequently granted under the Amended and Restated 2006 Equity Incentive Plan, the exercise price of such awards, the maximum number of shares that may be delivered under the Amended and Restated 2006 Equity Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Board. The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (with the exception of those that qualify as “Covered Transaction,” in which case the Board may take any one or more of the actions described above under “— Potential Payments Upon Termination or Change of Control — Termination of Employment and Change of Control Arrangements — Change of Control Arrangements in the Company’s Amended and Restated 2006 Equity Incentive Plan”), or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Amended and Restated 2006 Equity Incentive Plan. However, the exercise price of options granted under the

Amended and Restated 2006 Equity Incentive Plan will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the SEC staff that the Company may do so.

Amended and Restated Non-Employee Director Plan

The 2008 Non-Employee Director Plan was originally adopted by the Board and was approved by a vote of the Company’s shareholders at the 2008 Annual Shareholder Meeting (the “Prior Plan”). Effective June 10, 2011, the Prior Plan was amended and restated pursuant to a vote of the Company’s shareholders at the 2011 Annual Shareholder Meeting (as amended, the “Amended and Restated Non-Employee Director Plan”). Pursuant to such amendment, the Company is permitted to restricted stock, and is no longer permitted to issue any options for common stock, of the Company to Non-Employee Directors. Options granted to Non-Employee Directors prior to the effectiveness of the Amended and Restated Non-Employee Director Plan have remained outstanding in accordance with the terms of the Amended and Restated Non-Employee Director Plan. There are 100,000 shares of common stock currently reserved for issuance under the Amended and Restated Non-Employee Director Plan. Following the amendment of the Amended and Restated Non-Employee Director Plan, 60,000 shares were subject to outstanding options, and there were no additional options available for future grants under the Amended and Restated Non-Employee Director Plan. Any options outstanding as of the date of the 2011 Annual Shareholder Meeting are governed in all respects by the terms of the Prior Plan.

Under the Amended and Restated Non-Employee Director Plan, the Non-Employee Directors automatically receive 1,000 shares of restricted stock on the date of each annual meeting of shareholders during the term of the plan. The shares immediately vest as to one-half of the restricted stock grant and as to the remaining one-half of the restricted stock grant on the earlier of (i) the first anniversary of such grant, or (ii) the date immediately preceding the next annual meeting of shareholders (or meeting in lieu of the annual meeting of shareholders), so that vesting for one hundred percent (100%) of the restricted stock grant occurs one year after the date of grant; provided that the participant is then and since the date of grant has continuously been a Non-Employee Director. In addition, a Non-Employee Director who is appointed to serve on the Board outside of the annual election cycle would automatically be granted a pro rata portion of the restricted stock grant on the date of such appointment to the Board. The grants of restricted stock to Non-Employee Directors under the Amended and Restated Non-Employee Director Plan will be automatic (subject to the authority of the Board to prevent or limit the granting of restricted stock).

In accordance with the terms of the Amended and Restated Non-Employee Director Plan, the Board has authorized the Compensation Committee to administer the Amended and Restated Non-Employee Director Plan.

Unless the Board expressly provides otherwise, immediately upon the cessation of the Non-Employee Director’s service (unless upon such termination or within 90 days thereafter such Non-Employee Director becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director), all awards of restricted stock, to the extent not already vested, will be forfeited. However, if the Non-Employee Director ceases providing services as a Non-Employee Director but within 90 days of such cessation becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director, such person shall vest in any unvested restricted shares on the later of (i) the next annual shareholders meeting (in accordance the terms of the Amended and Restated Non-Employee Director Plan) or (ii) the date on which such person becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director.

Unless the Board expressly provides otherwise, immediately upon the cessation of the Non-Employee Director’s service, all options award under the Prior Plan, to the extent not already vested, terminate, except that:

•	When the Non-Employee Director’s services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;
•	For vested options held by the Non-Employee Director immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the Non-Employee Director’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of services; and

•	In all other cases, all vested options held by the Non-Employee Director immediately prior to the cessation of his or her services, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of services.

Under the Prior Plan, “Cause” means (i) commission of a felony or of a crime involving moral turpitude, (ii) gross dereliction of duty or (iii) any breach of duty that is materially injurious to the business or reputation of the Company.

The Board may provide in the case of any option award granted under the Prior Plan for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former Non-Employee Director (or, in the case of a former Non-Employee Director who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the option award not exercisable immediately prior to termination of service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of services.

The Amended and Restated Non-Employee Director Plan has provisions relating to repricing or other amendments of outstanding awards, stock dividends, stock splits, recapitalizations or other similar changes, and “Covered Transactions” analogous to those described under “— Amended and Restated 2006 Equity Incentive Plan” above.

Equity Compensation Plan Information

During the year ended December 31, 2011, the Company did not grant any options to purchase shares of Common Stock or restricted stock awards under the Amended and Restated 2006 Equity Incentive Plan to its employees (other than the award of restricted stock to Mr. Kratzman described in the Grants of Plan-Based Awards in Fiscal Year 2011 table above) and no options were outstanding thereunder. During the year ended December 31, 2011, the Company issued a total of 4,000 shares of restricted stock to certain of its Independent Directors under the Amended and Restated Non-Employee Director Plan, and a options to purchase a total of 60,000 shares were outstanding under the Prior Plan (described above) as of December 31, 2011. The options have an estimated remaining contractual life of seven years and four months. During the year ended December 31, 2011, no options were granted, exercised or forfeited under the Prior Plan.

The following table summarizes certain information regarding the Amended and Restated 2006 Equity Incentive Plan and the Amended and Restated Non-Employee Director Plan as of December 31, 2011:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(1)	60,000	$7.24	1,491,010 (2)(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	60,000	7.24	1,491,010

(1)	The Company’s Amended and Restated 2006 Equity Incentive Plan and Amended and Restated Non-Employee Director Plan.
(2)	Subject to the following additional limitations: The aggregate number of shares of restricted stock that may be issued under the Amended and Restated 2006 Equity Incentive Plan, the Amended Restated Non-Employee Director Plan, and any other Company executive compensation plan, collectively, may not exceed 10% of the outstanding shares of common stock of the Company on the effective date of the Amended and Restated Non-Employee Director Plan plus 10% of the number of shares of the Company’s common stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Amended and Restated Non-Employee Director Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. For purposes of calculating compliance with this limit, the Company will count as restricted stock all shares of the Company’s common stock that are issued pursuant to the Amended and Restated Non-Employee Director Plan less any shares that are forfeited back to the Company and cancelled as a result of forfeiture restrictions not lapsing. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.
(3)	The 1,476,010 shares issuable under the Company’s Amended and Restated 2006 Equity Incentive Plan may be issued in the form of options, restricted stock or other stock-based awards. The 36,000 shares issuable under the Company’s Amended and Restated Non-Employee Director Plan may currently be issued in the form of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the Independent Directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of February 1, 2013, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and each named executive officer; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common Stock subject to options that are currently exercisable or exercisable within 60 days of February 1, 2013 are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 26,503,980 shares of Common Stock outstanding as of February 1, 2013.

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o KCAP Financial, Inc., 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class	Dollar Range of Equity Securities(1)
Principal Shareholders:
Zazove Associates, LLC(2) 100 E. Pratt Street, Baltimore, Maryland 21202	4,140,095	15.6%	N/A
Virginia Retirement System(3) 1200 East Main Street, Richmond, Virginia 23219	2,313,618	8.7%	N/A
Whitebox Advisors, LLC(4) 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416	1,540,832	5.8%	N/A
Directors and Executive Officers:
Independent Directors
C. Michael Jacobi(5)	31,167	*	>$100,000
Christopher Lacovara(6)	598,903	2.3%	>$100,000
Albert G. Pastino(5)	20,687	*	>$100,000
C. Turney Stevens(5)	18,500	*	>$100,000
Gary Cademartori(5)	19,694	*	>$100,000
Non-Independent Directors
Jay R. Bloom(7)	1,800,000	6.8%	>$100,000
Dean C. Kehler(8)	1,800,000	6.8%	>$100,000
Dayl W. Pearson	101,516	*	>$100,000
Executive Officers
R. Jon Corless	24,765	*	>$100,000
Daniel P. Gilligan	9,052	*	$50,001 – $100,000
Edward U. Gilpin(9)	23,847	*	>$100,000
Jeff Knopping
Directors and Executive Officers as a Group (11 persons)	4,448,131	16.8%	>$100,000

*	Less than 1%.
(1)	Based on the closing price of the Company’s common stock on February 1, 2013 ($10.32).
(2)	The information regarding Zazove Associates, LLC is based solely on information included in Amendment No. 1 to Schedule 13G filed by Zazove Associates, LLC with the SEC on January 5, 2012. Zazove Associates, LLC indicated that it has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 4,140,095 shares of our Common Stock issuable upon conversion of our 8.75% convertible notes due March 15, 2016. Includes 2,313,618 of such shares of our Common Stock that are held in an account managed by Zazove Associates, LLC for the benefit of The Virginia Retirement System. Zazove Associates, LLC provides investment advisory services to The Virginia Retirement System and has discretionary authority with regard to the account that holds such shares of our Common Stock.
(3)	The information regarding Virginia Retirement System is based solely on information included in Schedule 13G filed by Virginia Retirement System with the SEC on February 14, 2012. Virginia Retirement System indicated that it has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 2,313,618 shares of our Common Stock issuable upon conversion of our 8.75% convertible notes due March 15, 2016. Such shares of our Common Stock are held in an account managed by Zazove Associates, LLC, a registered investment adviser under Section 203 of the Advisers Act, for the benefit of The Virginia Retirement System.

(4)	Based on information contained in a Schedule 13G that Whitebox Advisors LLC (“WA”) filed with the SEC on February 14, 2012. WA, acting as an investment advisor, has shared voting and dispositive power with respect to 1,540,832 shares. Whitebox Multi-Strategy Advisors, LLC (“WMSA”), Whitebox Multi-Strategy Partners, L.P. (“WMSP”), Whitebox Multi-Strategy Fund, L.P. (“WMSFLP”) and Whitebox Multi-Strategy Fund Ltd. (“WMSFLTD”) have shared voting and dispositive power with respect to 611,117 shares. Whitebox Concentrated Convertible Arbitrage Advisors, LLC (“WCCAA”), Whitebox Concentrated Convertible Arbitrage Partners, L.P. (“WCCAP”), Whitebox Concentrated Convertible Arbitrage Fund, L.P. (“WCCAFLP”) and Whitebox Concentrated Convertible Arbitrage Fund, Ltd. (“WCCAFLTD”) have shared voting and dispositive power with respect to 464,146 shares. Pandora Select Advisors, LLC (“PSA”), Pandora Select Partners, L.P. (“PSP”), Pandora Select Fund, L.P. (“PSFLP”) and Pandora Select Fund, Ltd. (“PSFLTD”) have shared voting and dispositive power with respect to 355,557 shares. WA, WMSA, WMSFLP, WMSFLTD, WCCAA, WCCAFLP, WCCAFLTD, PSA, PSFLP and PSFLTD may be deemed to possess indirect beneficial ownership of the shares beneficially owned by each of WMSP, WCCAP, PSP and HFR. WA, WMSA, WMSFLP, WMSFLTD, WCCAA, WCCAFLP, WCCAFLTD, PSA, PSFLP and PSFLTD each disclaim indirect beneficial ownership of the shares except to the extent of their pecuniary interest therein.
(5)	Includes (a) 15,000 shares of Common Stock issuable pursuant to options granted under the 2008 Non-Employee Director Plan that are currently exercisable to each of Messrs. Jacobi, Pastino, Stevens and Cademartori; and (b) 1,000 shares of Common Stock issuable as restricted stock granted under the Amended and Restated Non-Employee Director Plan to each of Messrs. Jacobi, Pastino, Stevens and Cademartori.
(6)	Excludes shares of Common Stock held by the KKAT Entities. Mr. Lacovara is a member of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein.
(7)	Mr. Bloom acquired the 1,800,000 shares as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to KCAP Financial on February 29, 2012. Mr. Bloom indicated that he has sole dispositive and voting power over 725,000 shares which were delivered at the closing of the transaction. The remaining 1,075,000 shares are held in an escrow account and may be released pursuant to its terms and conditions. Upon any such release, Mr. Bloom would have full voting control and full dispositive control over such released shares.
(8)	Mr. Kehler acquired the 1,800,000 shares as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to KCAP Financial on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 725,000 shares which were delivered at the closing of the transaction. The remaining 1,075,000 shares are held in an escrow account and may be released pursuant to its terms and conditions. Upon any such release, Mr. Kehler would have full voting control and full dispositive control over such released shares.
(9)	Shares of restricted stock granted under the Amended and Restated 2006 Equity Incentive Plan to Mr. Gilpin. One half of the restricted stock award will vest on each of the third and fourth anniversaries of the grant date, June 15, 2012.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of February 1, 2013, we did not have any preferred stock outstanding.

As a business development company, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the CLO Funds. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with the Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

For a detailed discussion of the valuation methodology and procedures used by us to value our portfolio investments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investment Portfolio” and “— Critical Accounting Policies — Valuation of Portfolio Investments.”

Determinations In Connection With Offerings

In connection with each primary offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors (or such committee) considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2012 annual meeting of stockholders held on June 22, 2012, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from the net asset value per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and
•	in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

Our Board of Directors may determine to issue shares of our common stock below net asset value of such common stock in a registered public offering or in a private placement either with or without an obligation to seek to register the resale thereof at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such shares of common stock if it concludes that doing so would assist in marketing such securities on favorable terms.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares of common stock in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;
•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and
•	new investors who become shareholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 22,803,000 common shares outstanding, $271,017,774 in total assets and $73,970,303 in total liabilities. The current net asset value and net asset value per share are thus $197,047,471 and $8.64. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 1,140,150 shares of common stock (5% of the outstanding shares of common stock) at $8.21 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 2,280,300 shares of common stock (10% of the outstanding shares of common stock) at $7.78 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 4,560,600 shares of common stock (20% of the outstanding shares of common stock) at $6.91 per share after offering expenses and commissions (a 20% discount from net asset value).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.41		$7.97		$7.08
Net Proceeds per Share to Issuer		$8.21		$7.78		$6.91
Decrease to Net Asset Value
Total Shares Outstanding	22,803,000	23,943,150	5.00%	25,083,300	10.00%	27,363,600	20.00%
Net Asset Value per Share	$8.64	$8.62	(0.22)%	$8.56	(0.89)%	$8.35	(3.32)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	22,803	22,803	0.00%	22,803	0.00%	22,803	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$197,020	$196,579.23	(0.22)%	$195,262.17	(0.89)%	$190,467.95	(3.33)%
Total Investment by Stockholder A (Assumed to be $8.64 per Share)	$197,020	$197,020.00		$197,020.00		$197,020.00
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(440.77)		$(1,757.83)		$(6,552.05)
Net Asset Value per Share Held by Stockholder A		$8.62		$8.56		$8.35
Investment per Share Held by Stockholder A (Assumed to be $8.64 per Share on Shares Held Prior to Sale)	$8.64	$8.64		$8.64		$8.64
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$(0.08)		$(0.29)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.22)%		(0.89)%		(3.32)%

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 2,280 shares of common stock, which is 0.05% of an offering of 4,560,644 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 6,841 shares of common stock, which is 0.15% of an offering of 4,560,600 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.08		$7.08
Net Proceeds per Share to Issuer		$6.91		$6.91
Decrease/Increase to Net Asset Value
Total Shares Outstanding	22,803,000	27,363,600	20.00%	27,363,868	20.00%
Net Asset Value per Share	$8.64	$8.35	(3.33)%	$8.35	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	22,803	25,083	10.00%	29,644	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$197,020.00	$209,514	6.34%	$247,527	25.64%
Total Investment by Stockholder A (Assumed to be $10.05 per Share on Shares held Prior to Sale)	$197,020.00	$213,165		$245,454
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(3,650)		$2,073
Net Asset Value per Share Held by Stockholder A		$8.35		$8.35
Investment per Share Held by Stockholder A (Assumed to be $10.05 on Shares Held Prior to Sale)	$8.64	$8.50	(1.64)%	$8.28	(4.17)%
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.15)		$0.07
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.74)%		0.84%

Impact on New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.41		$7.97		$7.08
Net Proceeds per Share to Issuer		$8.21		$7.78		$6.91
Decrease/Increase to Net Asset Value
Total Shares Outstanding	22,803,000	23,943,150	5.00%	25,083,300	10.00%	27,363,600	20.00%
Net Asset Value per Share	$8.64	$8.62	(0.22)%	$8.56	(0.89)%	$8.35	(3.32)%
Dilution/Accretion to New Investor A
Shares Held by New Investor A	0	1,140		2,280		4,561
Percentage Held by New Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by New Investor A	$0	$9,829		$19,526		$38,094
Total Investment by New Investor A (At Price to Public)		$9,589		$18,174		$32,289
Total Dilution/Accretion to New Investor A (Total Net Asset Value Less Total Investment)		$240		$1,352		$5,805
Net Asset Value per Share Held by New Investor A		$8.62		$8.56		$8.35
Investment per Share Held by New Investor A	$0	$8.41		$7.97		$7.08
Dilution/Accretion per Share Held by New Investor A (Net Asset Value per Share Less Investment per Share)		$0.21		$0.59		$1.27
Percentage Dilution/Accretion to New Investor A (Dilution/Accretion per Share Divided by Investment per Share)			2.51%		7.44%		17.98%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action is required on the part of a registered stockholder to have such shareholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your dividends are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of dividends will not be affected by the form in which you receive them.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at http://www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at 1-866-668-8564.

REGULATION

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private or relatively small publicly traded companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, “qualifying assets” represent at least 70% of the company’s total assets. If a BDC falls below this 70% threshold, it does not mean that it loses its status as a BDC, but that it must only acquire “qualifying assets” thereafter until such time that its “qualifying assets” represent at least 70% of the BDC’s total assets. The principal categories of “qualifying assets” relevant to our business are the following:

•	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;
(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
(iv)	does not have any class of securities listed on a national securities exchange (or, if it has a class of securities listed on a national securities exchange, has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million).
•	Securities of any eligible portfolio company that we control;
•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities;
•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment; and
•	Under certain circumstances, securities of companies that were eligible portfolio companies at the time of the initial investment but that are not eligible portfolio companies at the time of the follow-on investment.

Our Asset Manager Affiliates constitute “qualifying assets” under the 1940 Act because (i) they were acquired by us in transactions not involving any public offering, (ii) are organized under the laws of and have their principal place of business in the United States, (iii) are not investment companies or companies that would be investment companies but for certain exclusions under the 1940 Act and (iv) do not have any class of securities listed on a national securities exchange.

Significant Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as “qualifying assets” for the purpose of the 70% test discussed above, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are “qualifying assets.” Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements that are treated, under applicable tax rules, as being issued by a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements treated as issued, under applicable tax rules, by a single counterparty in excess of this limit. We monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, with respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We obtained shareholder approval to sell our common stock at a price below net asset value at our 2012 annual meeting of stockholders and such approval is effective for a period expiring on the earlier of June 22, 2013, the one-year anniversary of the date of the shareholder approval, or the date of our 2013 annual meeting of stockholders. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Code of Ethics

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the Corporate Governance section of the Company’s website at http://www.kcapinc.com. Our code of ethics may also be reviewed and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, our code of ethics is available on the SEC’s website at http://www.sec.gov.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as is necessary to service stockholder accounts, such as to a transfer agent, or as otherwise permitted by law.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policy and Procedures

Although most of the securities we hold are not voting securities, some of our investments may entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by our Investment Committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have a designated Chief Compliance Officer who is responsible for administering these policies and procedures.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of beneficial owners of our common stock subject to special treatment under U.S. federal income tax laws, including persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that beneficial owners of our common stock hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding the matters discussed in this summary. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirements, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net ordinary income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income or gains realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate-level U.S. federal income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

If we do not satisfy the requirements of Diversification Tests as of the end of any quarter, we will not lose our status as RIC provided that (i) we satisfied the requirements in a prior quarter and (ii) our failure to satisfy the requirements in the current quarter is not due in whole or in part to an acquisition of any security or other property.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are ever not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long- term or short-term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay corporate-level U.S. federal income taxes on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain remedial provisions were not available, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible to claim a dividends received deduction with respect to such distributions, and non-corporate U.S. stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate-level federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will continue to qualify as a RIC and will satisfy the Annual Distribution Requirement.

3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, a 3.8% tax will be imposed on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 15% through 2012) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock will be subject to the same tax consequences as if such distributions were received in cash.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level federal income tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the U.S. federal income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay U.S. federal income tax on any retained capital gains at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of U.S. federal income tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the U.S. federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us (or the applicable withholding agent) that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Legislation enacted in 2010 generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, a U.S. stockholder that holds its shares of our common stock through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on such shares and proceeds from the sale of such shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if provided in an applicable treaty, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. persons. In that case, no U.S. federal withholding tax will be imposed if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2013. In order to qualify for this exemption from withholding if extended, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if provided in an applicable treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the U.S. federal income tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the broker through which the Non-U.S. Stockholder holds its shares with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation enacted in 2010 generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares of our common stock, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on such shares and proceeds from the sale of such shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax, withholding tax, and estate tax, tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 26,503,980 shares were outstanding as of February 1, 2013, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of February 1, 2013. Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” A total of 2,000,000 shares of our common stock have been authorized for issuance under our Amended and Restated 2006 Equity Incentive Plan and a total of 100,000 shares of our common stock have been authorized for issuance under our Amended and Restated Non-Employee Director Plan. Under Delaware law, our stockholders are not personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the shares of our common stock outstanding as of February 1, 2013:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	100,000,000	—	26,503,980
Preferred Stock	5,000,000	—	—

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of capital stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, or any other matter, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Preferred Stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our Board of Directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with the use of leverage to grow our portfolio of assets, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

•	subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote may amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

UNDERWRITING

The Company and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered, except for those being sold directly by us as described below. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Barclays Capital Inc. is acting as the representative of the underwriters.

Underwriters	Number of Shares
Barclays Capital Inc.	1,820,000
Stifel, Nicolaus & Company, Incorporated	1,137,500
Janney Montgomery Scott LLC	568,750
JMP Securities LLC	568,750
Ladenburg Thalmann & Co. Inc.	227,500
Wunderlich Securities, Inc.	227,500
Total	4,550,000

One of our directors expects to purchase an aggregate of approximately 200,000 shares of our common stock in this offering directly from us at a price per share equal to the public offering price per share net of the underwriting discount. The underwriters will not receive any discount or commissions on the sale of these shares.

The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares being sold directly by us and those covered by the option described below unless and until this option is exercised.

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 682,500 shares from the Company. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by the Company. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase 682,500 additional shares.

	No Exercise	Full Exercise
Per share	$0.43875	$0.43875
Total	$1,996,313	$2,295,759

Shares sold by the underwriters to the public will be offered at the public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.26325 per share from the public offering price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We, our officers, directors, and holders of substantially all of our common stock, have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 60 days after the date of this prospectus, except with the prior written consent of Barclays Capital Inc.

The 60 day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 60 day restricted period the Company issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the 60 day restricted period, the Company announces that it will release earnings results during the 15-day period following the last day of the 60 day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 60 day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Barclays Capital Inc. waives in writing, such extension.

Our shares are listed on the NASDAQ Global Select Market under the symbol “KCAP.”

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the Company in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the Company’s stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

The Company estimates that its share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $300,000.

The Company has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Barclays Capital Inc. is 745 7th Avenue, New York, New York 10019; Stifel, Nicolaus & Company, Incorporated is 501 N. Broadway, St. Louis, Missouri 63102; Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, Pennsylvania 19103; JMP Securities LLC is Attn: Prospectus Department, 600 Montgomery Street, 10th Floor, San Francisco, California 94111; Ladenburg Thalmann & Co. Inc. is 520 Madison Ave., 9th Floor, New York, New York 10022; and Wunderlich Securities, Inc. is 6000 Poplar Avenue, Suite 150, Memphis, Tennessee 38119.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is One Federal Street, 10th Floor, Boston, MA 02110.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with an offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and financial highlights, and management’s assessment of the effectiveness of internal control over financial reporting included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said reports. The principal business address of Grant Thornton LLP is 175 West Jackson Boulevard, Chicago, Illinois 60604.

AVAILABLE INFORMATION

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of KCAP Financial. This notice supersedes any other privacy notice you may have received from KCAP Financial.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up KCAP Financial. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

FINANCIAL STATEMENTS AND NOTES

KCAP FINANCIAL, INC.

BALANCE SHEETS

	As of September 30, 2012	As of December 31, 2011
	(unaudited)
ASSETS
Investments at fair value:
Time deposits (cost: 2012 – $501,475; 2011 – $229,152)	$501,475	$229,152
Money market account (cost: 2012 – $4,850,220; 2011 – $31,622,134)	4,850,220	31,622,134
Debt securities (cost: 2012 – $157,962,430; 2011 – $134,311,238)	135,477,765	114,673,506
CLO Fund securities managed by non-affiliates (cost: 2012 – $12,755,413; 2011 – $12,756,449)	4,564,189	3,110,367
CLO Fund securities managed by affiliates (cost: 2012 – $72,750,754; 2011 – $53,772,033)	63,220,258	45,327,950
Equity securities (cost: 2012 – $17,012,237; 2011 – $16,559,610)	6,911,736	6,040,895
Asset manager affiliates (cost: 2012 – $83,203,884; 2011 – $44,338,301)	73,989,000	40,814,000
Total Investments at fair value (cost: 2012 – $349,036,413; 2011 – $293,588,917)	289,514,643	241,818,004
Cash	2,413,104	2,555,259
Restricted cash	6,093,126	—
Interest receivable	1,479,571	522,578
Accounts receivable	1,226,887	859,156
Due from affiliates	—	3,517
Other assets	2,213,921	2,375,147
Total assets	$302,941,252	$248,133,661
LIABILITIES
Borrowings	$28,000,000	$—
Convertible Senior Notes	60,000,000	60,000,000
Payable for open trades	5,955,704	—
Accounts payable and accrued expenses	2,087,299	3,527,682
Dividend payable	—	4,080,037
Total liabilities	$96,043,003	$67,607,719
STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 26,448,313 and 22,992,211 common shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively	$264,412	$226,648
Capital in excess of par value	310,404,794	284,571,466
Accumulated undistributed net investment income	6,536,811	821,904
Accumulated net realized losses	(56,265,235)	(52,802,400)
Net unrealized depreciation on investments	(54,042,533)	(52,291,676)
Total stockholders' equity	$206,898,249	$180,525,942
Total liabilities and stockholders' equity	$302,941,252	$248,133,661
NET ASSET VALUE PER COMMON SHARE	$7.82	$7.85

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Investment Income:
Interest from investments in debt securities	$3,570,141	$2,830,422	$8,743,045	$6,853,370
Interest from cash and time deposits	511	4,246	3,919	17,831
Dividends from investments in CLO Fund securities managed by non-affiliates	530,420	491,965	1,408,124	1,481,264
Dividends from investments in CLO Fund securities managed by affiliates	5,258,554	3,435,914	13,901,079	9,103,652
Dividends from affiliate asset managers	925,000	510,000	2,950,000	1,160,000
Capital structuring service fees	69,305	25,642	230,910	55,149
Other Income	—	—	—	2,000,000
Total investment income	10,353,931	7,298,189	27,237,077	20,671,266
Expenses:
Interest and amortization of debt issuance costs	1,689,908	1,430,520	4,778,546	3,157,750
Compensation	385,323	985,023	2,407,034	3,161,592
Professional fees	713,784	450,156	1,876,115	1,515,247
Insurance	126,761	126,006	399,040	359,241
Administrative and other	305,060	220,781	1,000,145	751,020
Total expenses	3,220,836	3,212,486	10,460,880	8,944,850
Net Investment Income	7,133,095	4,085,703	16,776,197	11,726,416
Realized And Unrealized Gains (Losses) On Investments:
Net realized gains (losses) from investment transactions	(3,767,256)	93,068	(3,462,835)	(13,666,746)
Net change in unrealized appreciation (depreciation) on:
Debt securities	2,151,333	(1,766,660)	(2,846,934)	11,951,454
Equity securities	(1,260,133)	(710,600)	418,214	(1,395,518)
CLO Fund securities managed by affiliates	2,281,860	(3,118,725)	4,913,588	(2,603,970)
CLO Fund securities managed by non-affiliates	1,520,468	(540,719)	1,454,857	1,651,682
Affiliate asset manager investments	1,309,027	472,676	(5,690,582)	1,329,889
Net realized and unrealized gains (losses) on investments	2,235,299	(5,570,960)	(5,213,692)	(2,733,209)
Net Increase In Net Assets Resulting From Operations	$9,368,394	$(1,485,257)	$11,562,505	$8,993,207
Net Increase In Net Assets Resulting from Operations per Common Share:
Basic:	$0.35	$(0.06)	$0.45	$0.39
Diluted:	$0.32	$(0.06)	$0.44	$0.39
Net Investment Income Per Common Share:
Basic:	$0.27	$0.18	$0.65	$0.51
Diluted:	$0.25	$0.18	$0.64	$0.51
Weighted Average Shares of Common Stock Outstanding – Basic	26,668,701	22,872,486	25,860,510	22,830,757
Weighted Average Shares of Common Stock Outstanding – Diluted	33,881,913	22,872,486	25,873,247	22,830,757

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Nine Months Ended September 30,
	2012	2011
Operations:
Net investment income	$16,776,197	$11,726,416
Net realized gains (losses) from investment transactions	(3,462,835)	(13,666,746)
Net change in unrealized appreciation (depreciation) on investments	(1,750,857)	10,933,537
Net increase (decrease) in net assets resulting from operations	11,562,505	8,993,207
Stockholder distributions:
Dividends from net investment income to common stockholders	(11,046,819)	(7,645,992)
Dividends in excess of net investment income to restricted stockholders	(14,470)	(22,718)
Net decrease in net assets resulting from stockholder distributions	(11,061,289)	(7,668,710)
Capital transactions:
Issuance of common stock for:
Acquisition of affiliate asset manager	25,560,000	—
Issuance of common stock under dividend reinvestment plan	413,482	883,385
Vesting of restricted stock	925	961
Stock-based compensation	(103,316)	599,921
Net increase in net assets resulting from capital transactions	25,871,091	1,484,267
Net assets at beginning of period	180,525,942	186,925,667
Net assets at end of period (including undistributed net investment income of $6,536,811 in 2012 and $4,876,370 in 2011)	$206,898,249	$189,734,431
Net asset value per common share	$7.82	$8.29
Common shares outstanding at end of period	26,448,313	22,886,769

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
	2012	2011
OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$11,562,505	$8,993,207
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operations:
Net realized losses on investment transactions	3,462,835	13,666,746
Net change in unrealized (appreciation) depreciation on investments	1,750,857	(10,729,937)
Net accretion of interest income	(1,171,801)	(134,662)
Amortization of debt issuance cost	—	22,908
Amortization of convertible notes offering cost	436,423	257,365
Purchases of investments	(91,356,790)	(106,339,832)
Capital contribution from (to) affiliate asset manager	(305,582)	193,889
Payment-in-kind interest income	(580,989)	(378,336)
Proceeds from sale and redemption of investments	72,020,537	56,483,598
Stock-based compensation expense	(103,316)	599,923
Changes in operating assets and liabilities:
Decrease in interest and dividends receivable	(956,993)	(277,994)
Decrease in accounts receivable	(367,731)	(410,906)
(Increase) decrease in other assets	(275,198)	44,085
Decrease in due from affiliates	3,517	—
Increase (decrease) in accounts payable and accrued expenses	(1,440,383)	939,722
Net cash used in operating activities	(7,322,109)	(37,070,224)
FINANCING ACTIVITIES:
Dividends paid in cash	(14,726,920)	(10,597,035)
Proceeds from issuance of debt	30,000,000	—
Cash paid on repayment of debt	(2,000,000)	(86,746,582)
Convertible senior notes offering costs	—	(2,370,454)
Issuance of Convertible Senior Notes	—	60,000,000
(Increase) Decrease in restricted cash	(6,093,126)	67,023,170
Net cash provided by (used in) financing activities	7,179,954	27,309,099
CHANGE IN CASH	(142,155)	(9,761,125)
CASH, BEGINNING OF PERIOD	2,555,259	10,175,488
CASH, END OF PERIOD	$2,413,104	$414,363
Supplemental Information:
Interest paid during the period	$5,624,894	$2,745,968
Dividends paid during the period under the dividend reinvestment plan	$414,407	$884,346
Issuance of common stock in connection with acquisition of affiliate asset manager	$25,560,000	$—

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.
SCHEDULE OF INVESTMENTS
As of September 30, 2012
(unaudited)

Debt Securities Portfolio

Portfolio Company / Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond — 10.5% Cash, Due 6/19	$3,000,000	$2,926,516	$3,000,000
Alaska Communications Systems Holdings, Inc.(13) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,947,500	2,961,026	2,700,647
Allison Transmission, Inc.(12),(13) Automobile	Senior Secured Loan — Term B-2 Loan 3.7% Cash, Due 8/17	1,985,000	1,973,698	1,991,948
Aramark Corporation(12) Diversified/Conglomerate Service	Senior Secured Loan — LC-3 Facility 3.5% Cash, Due 7/16	61,707	61,570	61,707
Aramark Corporation(12) Diversified/Conglomerate Service	Senior Secured Loan — U.S. Term C Loan 3.6% Cash, Due 7/16	938,293	936,227	938,313
Asurion, LLC (fka Asurion Corporation)(12) Insurance	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, Due 5/18	2,000,000	2,022,500	2,015,600
Atlantic Broadband Finance, LLC(12) Broadcasting and Entertainment	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 4/19	1,995,000	1,985,695	2,003,898
Avis Budget Car Rental, LLC(12),(13) Personal Transportation	Senior Secured Loan — Tranche C Term Loan 4.3% Cash, Due 3/19	1,990,000	2,018,875	2,010,726
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.2% Cash, 7.0% PIK, Due 8/15	1,380,094	1,217,428	44,853
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,439,003	1,418,274	733,892
Berry Plastics Holding Corporation(12) Containers, Packaging and Glass	Senior Secured Loan — Term C Loan 2.2% Cash, Due 4/15	1,984,252	1,951,066	1,976,811
Blue Coat Systems, Inc. Electronics	Junior Secured Loan — Loan (Second Lien) 11.5% Cash, Due 8/18	2,250,000	2,282,492	2,317,500
Burger King Corporation(12),(13) Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan (2012) 3.8% Cash, Due 9/19	1,650,000	1,645,875	1,645,875

Portfolio Company / Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	$636,999	$636,999	$636,999
Catalina Marketing Corporation(12) Diversified/Conglomerate Service	Senior Secured Loan — 2017 Term Loan 5.7% Cash, Due 9/17	1,704,212	1,670,528	1,697,822
Chrysler Group LLC(12) Automobile	Senior Secured Loan — Tranche B Term Loan 6.0% Cash, Due 5/17	1,984,925	1,984,925	2,029,466
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(8) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 7.1% Cash, Due 1/15	2,000,000	1,987,287	1,440,800
Del Monte Foods Company(12) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	1,927,154	1,906,241	1,930,247
Del Monte Foods Company Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	949,123	950,992	950,647
eInstruction Corporation(8) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	1,000
ELO Touch Solutions, Inc.(12) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, Due 6/18	1,995,000	1,916,788	1,995,000
First Data Corporation(12) Finance	Senior Secured Loan — 2018 Dollar Term Loan 4.2% Cash, Due 3/18	2,000,000	1,797,499	1,907,910
Fram Group Holdings Inc./Prestone Holdings Inc.(12) Automobile	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, Due 7/17	992,481	999,366	988,759
Freescale Semiconductor, Inc.(13) Electronics	Senior Subordinated Bond — 10.1% Cash, Due 12/16	1,036,000	1,038,030	1,080,030
Getty Images, Inc.(12) Printing and Publishing	Senior Secured Loan — Initial Term Loan 5.3% Cash, Due 11/16	1,856,802	1,878,793	1,860,747
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	36,143
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	77,477
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	30,015

Portfolio Company / Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Gymboree Corporation., The(12) Retail Stores	Senior Secured Loan — Term Loan 5.0% Cash, Due 2/18	$1,467,299	$1,396,679	$1,434,285
HMSC Corporation (aka Swett and Crawford) Insurance	Junior Secured Loan — Loan (Second Lien) 5.7% Cash, Due 10/14	5,000,000	4,941,441	3,880,500
Hunter Defense Technologies, Inc. Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.0% Cash, Due 2/15	4,074,074	4,022,507	4,037,407
Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 7.0% Cash, Due 10/14	3,000,000	3,000,000	2,761,500
Iasis Healthcare LLC Healthcare, Education and Childcare	Senior Subordinated Bond — 8.4% Cash, Due 5/19	3,000,000	2,874,247	2,850,000
International Architectural Products, Inc.(8) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, Due 5/15	507,431	480,867	263,864
Jones Stephens Corp. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,315,231	4,315,231	4,315,231
Kaseman Holdings and Sallyport Holdings Aerospace and Defense	Mezzanine Investment — Mezzanine Notes 14.5% Cash, Due 6/17	8,743,988	8,518,913	9,401,536
KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.2% Cash, Due 12/14	5,000,000	5,000,000	3,833,325
LBREP/L-Suncal Master I LLC(8) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,401,921	3,401,921	359,923
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	516,284	463,380	516,284
Lord & Taylor Holdings LLC (LT Propco LLC)(12) Retail Stores	Senior Secured Loan — Term Loan 5.8% Cash, Due 1/19	430,951	439,957	435,002
Merisant Company Beverage, Food and Tobacco	Senior Secured Loan — Loan 7.5% Cash, Due 1/14	4,558,751	4,548,133	4,558,751
Metropolitan Health Networks, Inc.(13) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 13.5% Cash, Due 10/17	5,000,000	4,916,446	5,000,000

Portfolio Company / Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(12) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	$1,920,993	$1,924,263	$1,934,200
Neiman Marcus Group Inc., The(12) Retail Stores	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	2,000,000	1,985,232	2,014,320
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes 13.0% PIK, Due 4/14	1,587,800	1,587,800	1,587,800
Perseus Holding Corp. Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock 14.0% PIK, Due 4/14	400,000	400,000	391,760
PetCo Animal Supplies, Inc.(12) Retail Stores	Senior Secured Loan — New Loan 4.5% Cash, Due 11/17	2,000,000	2,000,000	2,012,040
Pinnacle Foods Finance LLC(12) Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	1,994,987	1,993,577	2,001,232
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	293,752	293,752	294,671
Potters Holdings, II, L.P. Diversified/Conglomerate Manufacturing	Junior Secured Loan — Term B Loan (Second Lien) 10.3% Cash, Due 11/17	7,000,000	6,917,576	7,210,000
TPF Generation Holdings, LLC(12) Utilities	Senior Secured Loan — Synthetic LC Deposit (First Lien) 2.4% Cash, Due 12/13	169,532	169,214	169,214
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(12) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,964,835	1,955,618	1,960,325
TUI University, LLC Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 3.2% Cash, Due 10/14	3,040,242	2,994,776	2,668,420
TWCC Holding Corp.(12) Broadcasting and Entertainment	Senior Secured Loan — Term Loan 4.3% Cash, Due 2/17	1,966,350	1,979,611	1,982,081
Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond — Senior Subordinated Note 13.0% Cash, Due 4/14	5,500,000	5,500,000	5,500,000
Univar Inc. Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,962,312	2,962,312	2,953,469
US Foods, Inc. (aka U.S. Foodservice, Inc.)(12) Personal, Food and Miscellaneous Services	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 3/17	1,984,293	1,935,670	1,958,249

Portfolio Company / Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Vertafore, Inc.(12) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	$1,240,536	$1,235,809	$1,245,188
Wesco Aircraft Hardware Corp.(13) Aerospace and Defense	Senior Secured Loan — Tranche B Term Loan 4.3% Cash, Due 4/17	2,590,244	2,585,370	2,601,421
Wholesome Sweeteners, Inc. Beverage, Food and Tobacco	Junior Secured Loan — Subordinated Note (Second Lien) 12.0% Cash, 2.0% PIK Due 10/17	6,614,787	6,569,787	6,680,935
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Subordinated Bond — 11.8% Cash, Due 5/17	8,000,000	7,919,525	8,560,000
Total Investment in Debt Securities (65% of net asset value at fair value)		$159,902,138	$157,962,430	$135,477,765

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest/ Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6) Aerospace and Defense	Series A Preferred Interests	1.2%	250,962	68,162
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3),(6),(13) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,490,167
International Architectural Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	1,000
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000
Perseus Holding Corp.(6) Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	52,391
Plumbing Holdings Corporation(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common	7.8%	—	562,587
Plumbing Holdings Corporation Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	15.5%	3,169,244	3,169,244
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6) Printing and Publishing	Common	1.3%	359,765	563,185
Total Investment in Equity Securities (3% of net asset value at fair value)			$17,012,237	$6,911,736

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3), (10), (13)	Subordinated Securities	22.2%	$4,958,483	$3,063,189
Katonah III, Ltd.(3), (10), (11), (13)	Preferred Shares	23.1%	4,476,930	1,500,000
Katonah V, Ltd.(3), (10), (11), (13)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3), (7), (10), (13)	Subordinated Securities	16.4%	4,575,493	2,274,631
Katonah VIII CLO Ltd(3), (7), (10), (13)	Subordinated Securities	10.3%	3,457,305	2,101,905
Katonah IX CLO Ltd(3), (7), (10), (13)	Preferred Shares	6.9%	2,075,887	1,511,277
Katonah X CLO Ltd (3), (7), (10), (13)	Subordinated Securities	33.3%	11,906,371	8,826,471
Katonah 2007-I CLO Ltd.(3), (7), (10), (13)	Preferred Shares	100.0%	31,078,634	27,683,357
Trimaran CLO IV, Ltd.(3), (7), (10), (13)	Preferred Shares	18.9%	5,115,600	3,312,321
Trimaran CLO V, Ltd.(3), (7), (10), (13)	Subordinate Notes	20.8%	5,055,800	3,107,504
Trimaran CLO VI, Ltd.(3), (7), (10), (13)	Income Notes	16.2%	4,200,900	2,715,803
Trimaran CLO VII, Ltd.(3), (7), (10), (13)	Income Notes	10.5%	4,047,400	2,996,989
Total Investment in CLO Equity Securities			$84,268,803	$59,094,447

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3), (7), (10), (13)	Class B-2L Notes Par Value of $10,500,000 5.2%, Due 4/22	5.2%	$1,237,364	$8,690,000
Total Investment in CLO Rated-Note			$1,237,364	$8,690,000
Total Investment in CLO Fund Securities (33% of net asset value at fair value)			$85,506,167	$67,784,447

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates (Katonah Debt Advisors and Trimaran Advisors)	Asset Management Company	100.0%	$83,203,884	$73,989,000
Total Investment in Asset Manager Affiliates (36% of net asset value at fair value)			$83,203,884	$73,989,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account	Time Deposit	0.0%	$501,475	$501,475
JP Morgan Business Money Market Account(9)	Money Market Account	0.2%	203,986	203,986
US Bank Money Market Account	Money Market Account	0.4%	4,646,234	4,646,234
Total Investment in Time Deposit and Money Market Accounts (3% of net asset value at fair value)			$5,351,695	$5,351,695
Total Investments(5) (140% of net asset value at fair value)			$349,036,413	$289,514,643

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. The Company’s variable rate loans may contain interest rate floors and its variable and fixed rate loans may include payment-in-kind (“PIK”) interest. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at September 30, 2012.
(2)	Reflects the fair market value of all existing investments as of September 30, 2012, as determined by the Company’s board of directors (the “Board of Directors”).
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $349 million. The aggregate gross unrealized appreciation is approximately $12 million, the aggregate gross unrealized depreciation is approximately $71 million and the net unrealized depreciation is approximately $59 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(11)	As of September 30, 2012, this CLO Fund security was not providing a dividend distribution.
(12)	Pledged as collateral for the secured revolving credit facility with Credit Suisse AG (see Note 6 to the financial statements).
(13)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

SCHEDULE OF INVESTMENTS

As of December 31, 2011

Debt Securities Portfolio

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Revolving Loan .5% Cash, Due 6/13	$—	$—	$—
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Second Lien Term Loan Note 6.3% Cash, Due 6/14	5,000,000	4,997,622	4,965,000
Alaska Communications Systems Holdings, Inc.(12) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,970,000	2,986,151	2,776,950
Avis Budget Car Rental, LLC(12) Personal Transportation	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 4/14	2,974,338	2,993,092	2,983,648
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.4% Cash, 7.0% PIK, Due 8/15	1,291,447	1,217,438	39,822
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,442,478	1,434,611	331,777
Bicent Power LLC Utilities	Junior Secured Loan — Advance (Second Lien) 4.6% Cash, Due 12/14	4,000,000	4,000,000	137,500
Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan 4.5% Cash, Due 10/16	2,872,500	2,872,500	2,827,359
Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	684,774	684,774	684,774
CoActive Technologies LLC (fka CoActive Technologies, Inc.) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 7.3% Cash, Due 1/15	2,000,000	1,983,174	1,552,200
Del Monte Foods Company Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	2,985,000	2,991,687	2,843,212

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
eInstruction Corporation Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	$10,000,000	$10,000,000	$9,489,000
Freescale Semiconductor, Inc.(12) Electronics	Senior Subordinated Bond — 10.3% Cash, Due 12/16	3,000,000	3,007,007	3,135,000
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	91,142
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	195,377
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	15,000
HMSC Corporation (aka Swett and Crawford) Insurance	Junior Secured Loan — Loan (Second Lien) 5.8% Cash, Due 10/14	5,000,000	4,919,522	3,753,000
Hunter Defense Technologies, Inc. Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.3% Cash, Due 2/15	5,000,000	4,916,872	5,000,000
Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 7.0% Cash, Due 10/14	3,000,000	3,000,000	2,724,300
International Architectural Products, Inc.(8) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, 3.3% PIK, Due 5/15	530,803	504,240	437,913
Jones Stephens Corp. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,889,912	4,889,912	4,889,912
Kaseman Holdings and Sallyport Holdings Aerospace and Defense	Mezzanine Investment — Mezzanine Notes 14.5% Cash, Due 6/17	11,250,597	10,931,428	11,588,115
KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.3% Cash, Due 12/14	5,000,000	5,000,000	3,250,000
LBREP/L-Suncal Master I LLC(8) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,401,921	3,401,921	359,923
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	492,944	463,380	253,817

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Merisant Company Beverage, Food and Tobacco	Senior Secured Loan — Loan 7.5% Cash, Due 1/14	$5,049,291	$5,030,584	$5,043,232
Metropolitan Health Networks, Inc.(12) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 13.5% Cash, Due 10/17	5,000,000	4,903,929	5,000,000
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,925,767	1,870,004	1,910,120
Neiman Marcus Group Inc., The Retail Stores	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	2,000,000	1,885,086	1,932,500
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes, 13.0% PIK, Due 4/14	1,490,892	1,490,892	1,490,892
Perseus Holding Corp.(6) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock, 14.0% PIK	400,000	400,000	400,000
Potters Holdings, II, L.P. Diversified/Conglomerate Manufacturing	Junior Secured Loan — Term B Loan (Second Lien) 10.3% Cash, Due 11/17	7,000,000	6,905,447	7,000,000
Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L)(3) Chemicals, Plastics and Rubber	Senior Secured Loan — Term Loan 6.0% Cash, Due 8/17	1,989,950	1,824,534	1,728,779
TriZetto Group, Inc. (TZ Merger Sub, Inc.) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,979,757	1,898,410	1,950,554
TUI University, LLC Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 3.5% Cash, Due 10/14	3,040,242	2,978,384	2,626,161
Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond — Senior Subordinated Note 13.0% Cash, Due 4/14	5,500,000	5,500,000	5,500,000
Univar Inc. Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,984,925	2,984,925	2,886,049
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC) Electronics	Senior Secured Loan — Term B-1 Loan (First Lien) 4.5% Cash, Due 11/16	1,989,975	1,992,299	1,988,482
Vertafore, Inc. Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,989,956	1,933,723	1,952,147

Portfolio Company / Principal Business	Investment Interest Rate(1) / Maturity	Principal	Cost	Value(2)
Walker Group Holdings LLC Cargo Transport	Junior Secured Loan — Term Loan B 13.3% Cash, Due 12/13	$416,737	$416,737	$416,737
Walker Group Holdings LLC Cargo Transport	Junior Secured Loan — Term Loan B 13.3% Cash, Due 12/13	3,957,614	3,957,614	3,957,614
Warner Chilcott Company, LLC Healthcare, Education and Childcare	Senior Secured Loan — Term B-2 Loan 4.3% Cash, Due 3/18	454,851	455,921	449,450
Warner Chilcott Corporation Healthcare, Education and Childcare	Senior Secured Loan — Term B-1 Loan 4.3% Cash, Due 3/18	909,703	911,841	898,900
WC Luxco S.A.R.L. (Warner Chilcott)(3) Healthcare, Education and Childcare	Senior Secured Loan — Term B-3 Loan 4.3% Cash, Due 3/18	625,421	626,891	617,994
Wesco Aircraft Hardware Corp.(12) Aerospace and Defense	Senior Secured Loan — Tranche B Term Loan 4.3% Cash, Due 4/17	2,590,244	2,584,560	2,599,154
Total Investment in Debt Securities (55% of net asset value at fair value)		$136,034,039	$134,311,238	$114,673,506

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest / Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,005
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	442,319
FP WRCA Coinvestment Fund VII, Ltd.(3),(6),(12) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,339,700
International Architectural Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	1,000
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000
Perseus Holding Corp.(6) Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	193,120
Plumbing Holdings Corporation(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common	7.8%	—	—
Plumbing Holdings Corporation(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	15.5%	2,716,618	2,270,821
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6)	Common	1.3%	359,765	538,969
Total Investment in Equity Securities (3% of net asset value at fair value)			$16,559,610	$6,040,895

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3),(10),(12)	Subordinated Securities	22.2%	$4,893,552	$3,042,400
Katonah III, Ltd.(3),(10),(12)	Preferred Shares	23.1%	4,476,930	1,000
Katonah V, Ltd.(3),(10),(11),(12)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3),(7),(10),(12)	Subordinated Securities	16.4%	4,614,123	2,358,700
Katonah VIII CLO Ltd(3),(7),(10),(12)	Subordinated Securities	10.3%	3,450,583	1,888,700
Katonah IX CLO Ltd(3),(7),(10),(12)	Preferred Shares	6.9%	2,060,697	1,336,800
Katonah X CLO Ltd (3),(7),(10),(12)	Subordinated Securities	33.3%	11,840,297	8,645,600
Katonah 2007-I CLO Ltd.(3),(7),(10),(12)	Preferred Shares	100.0%	30,659,688	24,488,400
Total Investment in CLO Equity Securities			$65,315,870	$41,762,600

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3),(7),(10),(12)	Class B-2L Notes Par Value of $10,500,000 100.0%, Due 4/22	100.0%	$1,212,612	$6,675,717
Total Investment in CLO Rated-Note			$1,212,612	$6,675,717
Total Investment in CLO Fund Securities (23% of net asset value at fair value)			$66,528,482	$48,438,317

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates (Katonah Debt Advisors and Trimaran Advisors)	Asset Management Company	100.0%	$44,338,301	$40,814,000
Total Investment in Asset Manager Affiliates (20% of net asset value at fair value)			$44,338,301	$40,814,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account	Time Deposit	0.0%	$229,152	$229,152
JP Morgan Business Money Market Account(9)	Money Market Account	0.2%	164,573	164,573
US Bank Money Market Account	Money Market Account	0.4%	31,457,561	31,457,561
Total Investment in Time Deposit and Money Market Accounts (15% of net asset value at fair value)			$31,851,286	$31,851,286
Total Investments(5) (117% of net asset value at fair value)			$293,588,917	$241,818,004

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. The Company’s variable rate loans may contain interest rate floors and its variable and fixed rate loans may include payment-in-kind (“PIK”) interest. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2011.
(2)	Reflects the fair market value of all existing investments as of December 31, 2011, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $294 million. The aggregate gross unrealized appreciation is approximately $8 million, the aggregate gross unrealized depreciation is approximately $59 million, and the net unrealized depreciation is approximately $51 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate.
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(11)	As of December 31, 2011, this CLO Fund Security was not providing a dividend distribution.
(12)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

KCAP FINANCIAL, INC.
FINANCIAL HIGHLIGHTS
(unaudited)

	Nine Months Ended September 30,
	2012	2011
Per Share Data:
Net asset value, at beginning of period	$7.85	$8.21
Net income (loss)
Net investment income(1)	0.65	0.52
Net realized losses(1)	(0.13)	(0.60)
Net change in unrealized appreciation/depreciation on investments(1)	(0.14)	0.43
Net income (loss)	0.38	0.35
Net decrease in net assets resulting from distributions From net investment income	(0.42)	(0.33)
Net decrease in net assets resulting from distributions	(0.42)	(0.33)
Net increase in net assets relating to stock-based transactions
Issuance of common stock (not including dividend reinvestment plan)	—	—
Issuance of common stock under dividend reinvestment plan	0.01	0.04
Stock based compensation expense	(0.00)	0.02
Net increase in net assets relating to stock-based transactions	0.01	0.06
Net asset value, end of period	$7.82	$8.29
Total net asset value return(2)	4.9%	5.1%
Ratio/Supplemental Data:
Per share market value at beginning of period	$6.31	$6.97
Per share market value at end of period	$9.26	$5.85
Total market return(3)	53.4%	(11.3)%
Shares outstanding at end of period	26,448,313	22,886,769
Net assets at end of period	$206,898,249	$189,734,433
Portfolio turnover rate(4)	16.8%	20.1%
Average debt outstanding	$73,655,109	$51,943,391
Asset coverage ratio	335%	416%
Ratio of net investment income to average net assets(5)	11.1%	7.9%
Ratio of total expenses to average net assets(5)	7.0%	5.9%
Ratio of interest expense to average net assets(5)	3.2%	2.1%
Ratio of non-interest expenses to average net assets(5)	3.8%	3.8%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return (not annualized) equals the change in the ending market price over the beginning of period price per share plus dividends, divided by the beginning price.
(4)	Not annualized. Portfolio turnover rate equals the year-to-date sales and paydowns over the average of the invested assets at fair value.
(5)	Annualized

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION

KCAP Financial, Inc. (“KCAP Financial” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures, and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies.

Katonah Debt Advisors, L.L.C., a registered investment adviser, and its asset manager affiliates (collectively, “Katonah Debt Advisors”) is a wholly-owned portfolio company of the Company. Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), a CLO manager similar to Katonah Debt Advisors that had approximately $1.4 billion of assets under management, for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneously with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of September 30, 2012, Katonah Debt Advisors and Trimaran Advisors are the Company’s only wholly-owned portfolio companies (collectively, “Asset Manager Affiliates”) and have approximately $3.3 billion of par value assets under management.

The Company also expects to receive distributions of recurring fee income and to generate capital appreciation from its investments in the asset management businesses of the Asset Manager Affiliates

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute at least 90% of our net ordinary income and realized short-term capital gains in excess of realized net long-term capital losses, if any. As a RIC, the Company generally will not have to pay corporate-level taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Commission” or the “SEC”).

The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions. Actual results could differ from those estimates, and the differences could be material. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (the Asset Manager Affiliates are currently the only companies in which the Company has a controlling interest). Effective January 1, 2010, the Asset Manager Affiliates adopted guidance encompassed in Accounting Standards Codification Topic 810, “Consolidation.” Although the Company cannot consolidate portfolio company investments, the adoption of this new guidance affected the required disclosures relating to the Asset Manager Affiliates, as it requires the Asset Manager Affiliates to consolidate their managed CLO Funds that are deemed to be variable interest entities (“VIEs”) and for which the Asset Manager Affiliates are considered to be the primary beneficiaries. As a result of the consolidation of these CLOs into the Asset Manager Affiliates, each Asset Manager Affiliates qualifies as a “significant subsidiary” and, as a result, the Company is required to include additional disclosures regarding the Asset Manager Affiliates in its SEC filings. The additional disclosure is included in Note 5 — Asset Manager Affiliates below.

The Asset Manager Affiliates are valued and presented on a combined basis as they are all asset managers for CLO Funds, economically linked, under common control, dependent on one another for shared resources and represent unconsolidated subsidiaries of the Company.

Beginning in the first quarter of 2012, the Company began recognizing dividend income from its CLO Fund securities based on effective interest, which is determined by using anticipated yield and estimated cash flows as updated quarterly for changes in prepayments, re-investment, credit losses and other items that may impact distributions. Previous cash distributions were previously recognized as dividends based on recent historical distributions and CLO Fund performance and accrued as a dividend receivable. Current accruals are now accrued as an adjustment to the cost basis of the CLO Fund securities. The Company then adjusted such accruals on a quarterly basis to reflect actual distributions. The Company’s financial statements contain reclassifications of prior period amounts to conform with such presentation; the effect of such reclassifications had no impact on the net increase in net assets resulting from operations, total assets or net assets.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments.  The Company’s board of directors (the “Board of Directors”) is ultimately responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosures ”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard as noted below.

In May 2011, the FASB issued additional guidance that clarifies and requires new disclosures about fair value measurements. Information about valuation techniques and unobservable inputs used in Level III fair value measurements and a narrative description of the sensitivity of Level III measurements to changes in unobservable inputs were adopted by the Company in the first quarter of 2012. Note 4 — Investments below

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

reflects the amended disclosure requirements. Since this new guidance only amends the disclosures requirements, it did not impact our balance sheet, statements of operations, or cash flow statement.

Fair Value Measurements and Disclosures requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

Beginning with the period ended June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter the independent valuation firm will perform third party valuations on the Company’s investments in illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates are considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

In 2012 and 2011, the Company engaged an independent valuation firm to provide a third-party review of the Company’s CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine the fair value of its CLO Fund investments, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a discounted cash flow model in connection with determining the fair value of its CLO Fund investments and that the inputs were being employed correctly.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The Company’s valuation methodology and procedures are as follows:

1)	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of Fair Value Measurements and Disclosures.
2)	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Company’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.
3)	Preliminary valuation conclusions are discussed and documented by management.
4)	Illiquid loans, junior and mezzanine securities, equity investments, CLO Fund securities and the investment in the Asset Manager Affiliates may be selected for review by an independent valuation

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

firm, which is engaged by the Company’s Board of Directors. Such independent valuation firm reviews management’s preliminary valuations and makes their own independent valuation assessment.
5)	The Valuation Committee of the Board of Directors reviews the portfolio valuations, as well as the input and report of such independent valuation firm, as applicable.
6)	Upon approval of the investment valuations by the Valuation Committee of the Board of Directors, the Audit Committee of the Board of Directors reviews the results for inclusion in the Company’s quarterly and annual financial statements, as applicable.
7)	The Board of Directors discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, estimates from independent valuation firms (if any) and the recommendations of the Valuation Committee of the Board of Directors.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Loans and Debt Securities.  To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, many of the Company’s investments are illiquid investments with little or no trading activity. Further, the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns. As a result, for most of its assets, the Company determines fair value using alternative methodologies using available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity and Equity-Related Securities.  The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA and cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market prices on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity related securities are classified as Level III, as described in Note 4  — Investments below, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Asset Manager Affiliates.  The Company’s investments in the Asset Manager Affiliates are carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. The Asset Manager Affiliates are classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities.  The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies (collectively, “CLO Fund securities”).

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on a security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash.  The Company defines cash as demand deposits. The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash.  Restricted cash consisted of cash held in an operating account pursuant to the Company’s secured credit facility agreement with Credit Suisse AG. In accordance with the terms of the secured credit facility agreement, the Company must maintain a certain amount of cash and cash equivalents for the purpose of paying interest expenses, reducing borrowings, or to make other payments. The Company may not use such proceeds for general corporate purposes.

Time Deposits and Money Market Accounts.  Time deposits primarily represent investments of cash held in non-demand deposit accounts. Money market accounts primarily represent short term interest-bearing deposit accounts including an account that contains restricted cash held for employee flexible spending accounts.

Interest Income.  Interest income, including the amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of September 30, 2012, five issuers representing less than 1% of total investments at fair value were considered in default and on non-accrual.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Dividends from Asset Manager Affiliates.  The Company records dividend income from the Asset Manager Affiliates on the declaration date, which represents the ex-dividend date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies using the effective interest method based on anticipated yield and estimated cash flows as updated quarterly for changes in prepayments, re-investment, credit losses and other items that may impact distributions. The Company’s CLO Fund junior class securities are subordinated to senior note holders who typically receive a rate of return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class B-2L Notes of the Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognize prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. In January 31, 2011, the Company fully repaid its outstanding secured credit borrowing facility which had a balance of $86.7 million as of December 31, 2010 and, at repayment, all related debt issuance costs were fully amortized.

During March 2011, the Company issued $60 million of convertible senior notes (the “Convertible Senior Notes”) and incurred debt issuance costs of approximately $2.4 million which will be amortized over a five-year period. At September 30, 2012, there was an unamortized debt issuance cost of approximately $1.6 million included in other assets in the accompanying balance sheet. Amortization expense for the nine months ended September 30, 2012 and 2011 was approximately $354,000 and $257,000, respectively.

On February 24, 2012, the Company entered into a three year financing arrangement under which the Company may obtain up to $30 million in financing. In connection with the Facility, the Company incurred approximately $444,000 of debt origination costs which are being amortized over the term of the Facility on a straight-line basis of which approximately $360,000 remains to be amortized.

Expenses.  The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and the Asset Manager Affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with the Asset Manager Affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are not material.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Dividends.  Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Recent Accounting Pronouncements

Improved Disclosures Regarding Fair Value Measurements.  In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels I and II, and activity in Level III fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level III disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 4 “— Investments” and did not have a material impact on the Company’s financial results.

In May 2011, the FASB issued FASB Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. The amendments in this ASU are applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. The adoption of this ASU did not have a material impact on the Company’s operating results, financial position or cash flows.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in net assets from operations per share for the three and nine months ended September 30, 2012 and 2011 (unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net increase in net assets from operations	$9,368,394	$(1,485,257)	$11,562,505	$8,993,207
Net decrease in net assets allocated to unvested share awards	—	—	(136,546)	—
Add: Interest on Senior Convertible Notes	1,312,500	—	—	—
Add: Amortization of Capitalized Costs on Senior Convertible Notes	118,020	—	—	—
Net increase in net assets available to common stockholders	10,798,914	(1,485,257)	11,425,959	8,993,207
Weighted average number of common shares outstanding for basic shares computation	26,668,701	22,872,486	25,860,510	22,830,757
Effect of dilutive securities – stock options	—	—	12,737	—
Effect of dilutive Senior Convertible Notes	7,213,212	—	—	—
Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	33,881,913	22,872,486	25,873,247	22,830,757
Net increase in net assets per basic common shares:
Net increase in net assets from operations	0.35	(0.06)	0.45	0.39
Net decrease in net assets allocated to unvested share awards	—	—	(0.01)	—
Net increase in net assets per diluted shares:
Net increase in net assets from operations	0.32	(0.06)	0.44	0.39
Net decrease in net assets allocated to unvested share awards	—	—	(0.01)	—

Share-based awards that contain nonforfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to our employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation.

Options to purchase 60,000 shares were not included in the computation of diluted earnings per share for the three months ended September 30, 2012 because the effect was not materially dilutive. Options to purchase 60,000 shares were included in the computation of diluted earnings per share for the nine months ended September 30, 2012, with a dilutive effect of 12,737 shares. For the three and nine months ended September 30, 2011, options to purchase 60,000 shares were not included in the computation of diluted earnings per share because the effect would be antidilutive as the exercise prices exceeded the average market price of the common shares.

The Company’s Convertible Senior Notes are included in the computation of the diluted net increase or decrease in net assets resulting from operations per share in accordance with ASC 261-10-45-40-b by application of the “if-converted method.” Under the if-converted method, interest charges applicable to the

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

3. EARNINGS PER SHARE  – (continued)

convertible debt for the period are added to the reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible debt is considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share. For the three months ended September 30, 2012, the effect of the convertible debt was dilutive. For the nine months ended September 30, 2012, the effect of the convertible debt was antidilutive.

The if-converted method of computing the dilutive effects on convertible debt assumes a conversion even if the contracted conversion price exceeds the market value of the shares. The Company’s Convertible Senior Notes had a conversion price of $8.44 per share which was above the Company’s net asset value per share at the time of issuance. The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a quarterly dividend of $0.17 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date of the Convertible Senior Notes, the conversion rate will be increased for converting holders. Upon conversion, the Company would issue the full amount of common stock upon conversion and retire the full amount of debt outstanding.

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. However, the Company may invest in industries in which it currently has little or no investment if it is presented with attractive opportunities. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt.

The following table shows the Company’s portfolio by security type at September 30, 2012 and December 31, 2011:

	September 30, 2012 (unaudited)			December 31, 2011
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Time Deposits	$501,475	$501,475	—%	$229,152	$229,152	—%
Money Market Account	4,850,220	4,850,220	2	31,622,134	31,622,134	18
Senior Secured Loan	73,626,439	65,868,804	32	54,045,184	45,259,328	25
Junior Secured Loan	53,570,960	37,237,835	18	58,936,728	47,300,172	26
Mezzanine Investment	8,518,913	9,401,536	5	10,931,428	11,588,115	6
Senior Subordinated Bond	21,846,118	22,577,830	11	9,997,898	10,125,891	6
CLO Fund Securities	85,506,168	67,784,447	33	66,528,482	48,438,317	27
Equity Securities	17,012,236	6,911,736	3	16,559,610	6,040,895	3
Preferred	400,000	391,760	—	400,000	400,000	—
Asset Manager Affiliates	83,203,884	73,989,000	36	44,338,301	40,814,000	23
Total	$349,036,413	$289,514,643	140%	$293,588,917	$241,818,004	134%

(1)	Calculated as a percentage of net asset value.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The industry concentrations of the Company’s investment portfolio based on the fair value of the investments as of September 30, 2012 and December 31, 2011, were as follows:

	September 30, 2012 (unaudited)			December 31, 2011
Industry Classification	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Aerospace and Defense	$16,377,751	$16,109,525	8%	$19,683,821	$19,439,230	11%
Asset Management Companies(2)	83,203,884	73,989,000	36	44,338,301	40,814,000	23
Automobile	4,957,988	5,010,173	2	—	—	—
Beverage, Food and Tobacco	18,186,743	18,350,683	9	9,892,275	9,796,565	5
Broadcasting and Entertainment	3,965,305	3,985,979	2	—	—	—
Buildings and Real Estate(3)	18,591,674	504,558	—	18,591,674	662,443	—
Cargo Transport	—	—	—	4,374,351	4,374,351	2
Chemicals, Plastics and Rubber	2,962,312	2,953,469	1	4,809,459	4,614,828	3
CLO Fund Securities	85,506,167	67,784,447	33	66,528,482	48,438,317	27
Containers, Packaging and Glass	1,951,066	1,976,811	1	—	—	—
Diversified/Conglomerate Manufacturing	6,917,576	7,210,000	3	6,905,447	7,000,000	4
Diversified/Conglomerate Service	5,522,623	3,477,588	2	2,870,642	372,599	—
Electronics	8,428,737	8,598,043	4	8,831,441	9,026,186	5
Finance	1,797,499	1,907,910	1	—	—	—
Healthcare, Education and Childcare	21,865,085	10,520,420	5	20,956,582	19,523,824	11
Home and Office Furnishings, Housewares, and Durable Consumer Products	19,489,951	19,825,846	10	21,683,112	20,604,850	11
Insurance	6,963,941	5,896,100	3	4,919,522	3,753,000	2
Leisure, Amusement, Motion Pictures, Entertainment	2,387,800	2,031,951	1	2,290,892	2,084,012	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	11,406,812	12,490,967	6	3,483,174	3,891,900	2
Mining, Steel, Iron and Non-Precious Metals	773,718	264,864	—	797,091	438,913	—
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,833,325	2	5,000,000	3,250,000	2
Personal, Food and Miscellaneous Services	3,581,545	3,604,124	2	2,872,500	2,827,359	2
Personal Transportation	2,018,875	2,010,726	1	2,993,092	2,983,648	2
Printing and Publishing	2,875,557	3,060,931	1	1,044,539	1,223,743	1
Retail Stores	5,821,868	5,895,647	3	1,885,086	1,932,500	1
Telecommunications	2,961,026	2,700,647	1	2,986,151	2,776,950	2
Time Deposit and Money Market Accounts	5,351,696	5,351,695	3	31,851,287	31,851,286	18
Utilities	169,214	169,214	—	4,000,000	137,500	—
Total	$349,036,413	$289,514,643	140%	$293,588,921	$241,818,004	135%

(1)	Calculated as a percentage of net asset value.
(2)	Represents the Asset Manager Affiliates.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, these investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made.

At September 30, 2012 and December 31, 2011, approximately 23% and 21% of the Company’s total assets were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S.)

At September 30, 2012 and December 31, 2011, the Company’s ten largest portfolio companies represented approximately 56% and 62%, respectively, of the total fair value of its investments. The Company’s largest investment, the Asset Manager Affiliates represented 26% and 17% of the total fair value of the Company’s investments at September 30, 2012 and December 31, 2011, respectively. Excluding Asset Manager Affiliates and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 20% and 26% of the total fair value of the Company’s investments at September 30, 2012 and December 31, 2011, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies. CLO Funds managed by the Asset Manager Affiliates (“CLO Fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt.

As of September 30, 2012 and December 31, 2011, the Company had approximately $68 million and $48 million, respectively, of CLO Fund securities at fair value. The cost basis of the Company’s investment in CLO Fund securities as of September 30, 2012 was approximately $86 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $18 million. The cost basis of the Company’s investment in CLO Fund securities as of December 31, 2011, was approximately $67 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $18 million.

All CLO Funds managed by the Asset Manager Affiliates are currently making quarterly dividend distributions to the Company and are paying all senior and subordinate management fees to the Asset Manager Affiliates. With the exception of the Katonah III, Ltd. and the Katonah V, Ltd. CLO Funds, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to the Company.

Fair Value Measurements

The Company follows the provisions of Fair Value Measurements and Disclosures, which among other things, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard (see Note 2. “Significant Accounting Policies — Investments”).

Fair Value Measurements and Disclosures establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. The use of these inputs in determining the fair value of an asset or liability may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. The determination of the fair value of the Company’s investments is based on an assessment of each underlying investment, the current and prospective operating and financial performance of the portfolio company, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The following table summarizes the fair value of investments by the above Fair Value Measurements and Disclosures fair value hierarchy levels as of September 30, 2012 (unaudited) and December 31, 2011, respectively:

As of September 30, 2012 (unaudited)

	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$5,351,695	$—	$5,351,695
Debt securities	—	88,851,575	46,626,190	135,477,765
CLO Fund securities	—	—	67,784,447	67,784,447
Equity securities	—	—	6,911,736	6,911,736
Asset Manager Affiliates	—	—	73,989,000	73,989,000
Total	—	94,203,270	195,311,373	289,514,643

As of December 31, 2011

	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$31,851,286	$—	$31,851,286
Debt securities	—	31,578,832	83,094,674	114,673,506
CLO Fund securities	—	—	46,412,000	46,412,000
Equity securities	—	—	6,040,895	6,040,895
Asset Manager Affiliates	—	—	40,814,000	40,814,000
Total	—	63,430,118	176,361,569	239,791,687

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public or thinly traded public companies for which there is little, if any, market-observable information. As a result a significant portion of the Company’s investments at any given time will likely be deemed Level III investments. The Company believes that investments classified as Level III for Fair Value Measurements and Disclosures have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The investments listed in the above table are presented in descending order from the highest to lowest degree of independent and observable inputs and are discussed in such order below.

When possible, the Company will obtain investment value indications from third party pricing services. Generally, such value indications represent a trading or broker quote on an asset that is infrequently traded. If the quotes are deemed reliable and current, such quotes are deemed Level II assets. If the quotes are not deemed reliable and current, Level III inputs and assessments may be relied upon and the value will be deemed a Level III asset (consistent with a fair value hierarchy based on the lowest level of input that is significant to the fair value measurement).

The Asset Manager Affiliates may also receive incentive fees from CLO Funds upon exceeding specified relative and/or absolute return thresholds. Such fees are recorded upon completion of the measurement period which varies by CLO Fund. If incentive fees are paid upon reaching such investment return thresholds, they are not subject to claw-back provisions.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In 2012 and 2011, the Company engaged an independent valuation firm to provide a third-party review of the Company’s CLO fair value model relative to its functionality, model inputs, and calculations as a reasonable method to determine the fair value of its CLO Fund investments in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a discounted cash flow model in connection with determining the fair value of its CLO Fund investments and that the inputs were being employed correctly.

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates are considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for the Asset Manager Affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the Asset Manager Affiliates. The Company recognizes that comparable asset managers may not be fully comparable to the Asset Manager Affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific, they are not considered market-observable data and thus require a Level III grouping. Illiquid

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

The Company’s policy for determining transfers between levels is based solely on the previously defined three-level hierarchy for fair value measurement. Transfers between the levels of the fair value hierarchy are separately noted in the tables below and the reason for such transfer described in each table’s respective footnotes. The changes in investments measured at fair value for which the Company has used unobservable inputs to determine fair value are as follows:

	Nine Months Ended September 30, 2012 (unaudited)
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2011	$83,094,677	$46,412,000	$6,040,895	$40,814,000	$176,361,572
Transfers out of Level III(1)	(21,524,891)	—	—	—	(21,524,891)
Transfers into of Level III(1)	263,864	—	—	—	263,864
Net accretion of interest	44,677	3,004,002	—	—	3,048,679
Purchases	8,453,959	12,000,000	452,627	13,305,582	34,212,168
Issuance of Common Stock	—	—	—	25,560,000	25,560,000
Sales	(2,067,294)	—	—	—	(2,067,294)
Total realized and unrealized gains (losses) included in earnings	(21,638,802)	6,368,445	418,214	(5,690,582)	(20,542,725)
Balance, September 30, 2012	$46,626,190	$67,784,447	$6,911,736	$73,989,000	$195,311,373
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(9,209,711)	$7,363,170	$418,214	$(6,175,555)	$(7,603,882)

(1)	The transfers to Level II from Level III in the nine months ended September 30, 2012 were primarily due to the availability of observable market inputs and multiple quotes from pricing vendors and/or broker dealers as a result of the return of liquidity in the credit markets. The transfers into Level III during the nine months ended September 30, 2012 were primarily due to additional valuation modeling data becoming available during the period. There were no transfers between Level I and Level II during the nine months ended September 30, 2012.

	Nine Months Ended September 30, 2011 (unaudited)
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760
Transfers in/out of Level III(1)	—	—	—	—	—
Net accretion of discount	98,775	61,023	—	—	159,798
Purchases	76,691,361	—	2,858,387	—	79,549,748
Sales	(46,725,296)	(1,935,000)	(141,769)	(193,889)	(48,995,954)
Total realized and unrealized gains (losses) included in earnings	(500,292)	(2,396,023)	(1,395,518)	1,329,889	(2,961,944)
Balance, September 30, 2011	$120,607,476	$48,761,000	$6,009,932	$42,629,000	$218,007,408
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(7,849,468)	$(2,371,023)	$(684,921)	$1,329,889	$(9,575,523)

(1)	For the nine months ended September 30, 2011, the Company had no transfers into or out of Level III during the period. There were no transfers between Level I and Level II during the nine months ended September 30, 2011.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

As of September 30, 2012, the Company’s Level II portfolio investments were valued by a third party pricing service for which the prices are not adjusted and for which inputs are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. The fair value of the Company’s Level II portfolio investments was $94,203,270 as of September 30, 2012.

As of September 30, 2012, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Asset Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average of Unobservable Inputs
Debt securities	$40,787,606	Income Approach	Market yield	5.7% - 17.2%	7.4%
	$5,838,584	Enterprise value	Average EBITDA multiple	3.8x - 8.8x	7.8x
			Weighted average cost of capital	10.0% - 12.7%	10.9%
Equity securities	$6,911,736	Enterprise value	Average EBITDA multiple	3.8x - 7.4x	6.5x
			Weighted average cost of capital	9.5% - 13.4%	12.3%
CLO Fund securities	$67,784,447	Discounted cash flow	Discount rate	12.4% - 16.0%
			Probability of default	1.2% - 4.0%
			Loss severity	25% - 40%
			Recovery rate	60% - 75%
			Prepayment rate	10% - 20%
Asset Manager Affiliates	$73,989,000	Discounted cash flow	Discount rate	1.4% - 13.0% (weighted average 8.57%)

Unobservable Input	Impact of Value if Input Increases	Impact of Value if Input Decreases
Market Yield	Decrease	Increase
Average EBITDA Multiple	Increase	Decrease
Weighted Average Cost of Capital	Decrease	Increase

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities include the comparable yields of similar investments in similar industries, effective discount rates, average EBITDA multiples, and weighted average cost of capital. Significant increases or decreases in such comparable yields would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s equity securities include the EBITDA multiple of similar investments in similar industries and the weighted average cost of capital. Significant increases or decreases in such inputs would result in a significantly lower or higher fair value measurement.

Significant unobservable inputs used in the fair value measurement of the Company’s CLO Fund securities include default rates, recovery rates, prepayment rates, and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented. Significant increases or decreases in probability of default and loss severity inputs in isolation would result in a significantly lower or higher fair value measurement. In general, a change in the assumption of the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity in an event of default. Significant increases or decreases in the discount rate in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s Asset Manager Affiliates is the discount rate used to present value prospective cash flows. Prospective revenues are generally based on a fixed percentage of the par value of CLO Fund assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by the Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The discounted cash flow model incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Significant increases or decreases in such discount rate would result in a significantly lower or higher fair value measurement.

5. ASSET MANAGER AND OTHER AFFILIATES

The Asset Manager Affiliates are wholly-owned portfolio companies of the Company. The Asset Manager Affiliates manage CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At September 30, 2012, Asset Manager Affiliates had approximately $3.3 billion of par value of assets under management, and the Company’s 100% equity interest in the Asset Manager Affiliates was valued at approximately $74 million.

As a manager of the CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees the Asset Manager Affiliates receive have two components — a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

The revenue that the Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying the expenses associated with their operations, including compensation of their employees, may be distributed to the Company. Any distributions of the Asset Manager Affiliates’ net income are recorded as “dividends from affiliate asset managers” in its financial statements. For the nine months ended September 30, 2012, the Asset Manager Affiliates made distributions of $2,950,000 to the Company. For the nine months ended September 30, 2011, the Asset Manager Affiliates made distributions of $1,160,000 to the Company; dividends are recorded as declared (where declaration date represents ex-dividend date) by the Asset Manager Affiliates as income on our statement of operations.

As with all other investments, the Asset Manager Affiliates’ fair value is determined quarterly. The valuation is primarily based on an analysis of both a percentage of its assets under management and the Asset Manager Affiliates’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss. See Note 2, “Significant Accounting Policies” and Note 4, “Investments” for further information relating to the Company’s valuation methodology.

Effective January 1, 2010, the Asset Manager Affiliates adopted guidance encompassed in Accounting Standards Codification Topic 810, “Consolidation.” The adoption of this new guidance had an impact on the

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AND OTHER AFFILIATES  – (continued)

disclosures relating to the Asset Manager Affiliates which had previously not been required, as its provisions require the Asset Manager Affiliates to consolidate certain of their managed CLO Funds that were not previously consolidated. As a result of the consolidation of these CLO Funds into the Asset Manager Affiliates, the financial results of the Asset Manager Affiliates indicate that they qualify as a “significant subsidiary” of the Company requiring the following additional disclosures. These disclosures regarding the Asset Manager Affiliates do not directly impact the financial position, results of operations or cash flows of the Company.

Asset Manager Affiliates
Summarized Balance Sheet Information (unaudited)

	As of September 30, 2012	As of December 31, 2011
Investments of CLO Funds, at fair value	$3,233,471,387	$1,768,088,977
Restricted cash of CLO Funds	238,854,945	71,888,141
Total assets	3,527,130,894	1,855,513,431
CLO Fund liabilities, at fair value	3,067,672,661	1,727,560,760
Total liabilities	3,146,465,272	1,753,442,181
Appropriated retained earnings of consolidated VIEs	338,085,016	95,845,268

Asset Manager Affiliates
Summarized Statements of Operations Information (unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2012	2011	2012	2011
Interest income – CLO Fund investments	$33,444,575	$17,402,439	$96,512,395	$49,887,143
Total income	34,396,116	17,970,940	99,969,090	53,755,607
Interest expense of CLO Fund liabilities	29,092,478	14,606,712	84,953,300	40,833,809
Total expenses	33,314,268	16,705,841	97,500,175	47,736,201
Net realized and unrealized gains (losses)	(28,525,250)	(60,261,531)	132,794,725	(54,669,019)
Net income (loss) attributable to consolidated VIEs	(28,122,928)	(59,568,871)	134,419,700	(49,317,403)
Net income (loss) attributable to Asset Manager Affiliates	494,936	864,789	439,289	1,567,194

All of the consolidated VIEs’ investment balances are CLO Fund-related. The assets of the CLO Funds are held solely to satisfy the obligations of the CLO Funds. The Asset Manager Affiliates have no right to the benefits from, nor do they bear the risks associated with, the collateral assets held by the CLO Funds, beyond the management fees generated from the CLO Funds. If the Asset Manager Affiliates were to liquidate, the collateral assets would not be available to the general creditors of the Asset Manager Affiliates. Additionally, the investors in the CLO Funds have no recourse to the general credit of the Asset Manager Affiliates for the securities issued by the CLO Funds.

The consolidation of the VIEs’ investment products in the Asset Manager Affiliates’ financial statements is not reflective of the underlying financial position, results of operations or cash flows of the Asset Manager Affiliates as stand-alone entities. Furthermore, the financial operations of the Asset Manager Affiliates, whether consolidated with the CLO funds they manage or on a stand-alone basis, are not reflective of the fair value of the Asset Manager Affiliates as reported on the Company’s balance sheet and schedule of investments as the Company is required under GAAP to report the Asset Manager Affiliates as a portfolio company at fair value.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AND OTHER AFFILIATES  – (continued)

As separately regarded entities for tax purposes, the Asset Manager Affiliates are taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by the Asset Manager Affiliates to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of the Asset Manager Affiliates’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. The Asset Manager Affiliates’ taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s initial public offering in 2006 and in the February 2012 purchase of 100% of the equity interests in Trimaran Advisors. These transactions were considered an asset purchase under Section 351(a) of the Code. Katonah Debt Advisors has approximately $32 million being amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period. Trimaran Advisors has approximately $16 million being amortized on a straight-line basis over 5 years, which accounts for an annual difference between GAAP income and taxable income by approximately $3.5 million per year over such period.

At September 30, 2012 there were no intercompany balances with the Asset Manager Affiliates. At December 31, 2011 there was an intercompany balance of $3,517 due from the Asset Manager Affiliates.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of September 30, 2012 (unaudited)	As of December 31, 2011
Convertible Senior Notes, due March 15, 2016	60,000,000	60,000,000
Secured credit facility, due December 20, 2014	28,000,000	—

Secured Credit Facility

At December 31, 2010, the Company had a secured credit facility with an outstanding balance of $86,746,582. On January 31, 2011, the Company repaid in full the outstanding balance under this facility, resulting in the lenders’ release to the Company of approximately $73 million of collateral previously securing the facility and their payment of a $2 million cash settlement to the Company. This facility was terminated in connection with such repayment.

On February 24, 2012, the Company entered into a Note Purchase Agreement with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of the Company (“KCAP Funding”), under which the Company may obtain up to $30 million in financing (the “Facility”). The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 basis points and payable quarterly.

Advances under the Facility are used by the Company primarily to make additional investments. The Facility is secured by loans that it currently owns and a security interest in the Company’s right to receive certain management fees. The Company’s borrowings under the Facility are effected through KCAP Funding.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

As of September 30, 2012, there was an outstanding balance of $28,000,000 under the Facility and the Company was in compliance with all its debt covenants. As of September 30, 2012, the Company had restricted cash balances of approximately $6.1 million which it maintained in accordance with the terms of the Facility. As of September 30, 2012 the Company has pledged assets with a fair value of approximately $42 million as collateral in accordance with the terms of the Facility.

In connection with the Facility, the Company incurred approximately $444,000 of debt origination costs which are being amortized over the term of the Facility on a straight-line basis of which approximately $350,000 remains to be amortized.

Convertible Senior Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due March 15, 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds from the sale of the Convertible Senior Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock based on a conversion rate of 120.2202 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $8.3181 per share of common stock. The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a quarterly dividend of $0.17 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date of the Convertible Senior Notes, the conversion rate will be increased for converting holders.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Convertible Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Senior Notes.

No holder of Convertible Senior Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection with the conversion or redemption of the Convertible Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

In connection with the issuance of the Convertible Senior Notes, the Company incurred approximately $2.4 million of debt offering costs which are being amortized over the term of the facility on a straight-line basis, which approximates the effective yield method, of which approximately $1.6 million remains to be amortized.

The Convertible Senior Notes have been analyzed for any features that would require its accounting to be bifurcated. There are no features that require accounting to be bifurcated, and as a result, they are recorded as a liability at their contractual amounts.

Fair Value of Convertible Senior Notes.  The Company carries the Convertible Senior Notes at cost. The Convertible Senior Notes were issued in a private placement and there is no active trading of these notes. The fair value of the Company’s outstanding Convertible Senior Notes was approximately $67.7 million at September 30, 2012. The fair value was determined based on the average of indicative bid and offer pricing for the Convertible Senior Notes.

7. DISTRIBUTABLE TAXABLE INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly dividends, if any, are determined by the Board of Directors. The Company anticipates distributing at least 90% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2012). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. The Company anticipates timely distribution of its taxable income within the tax rules, and the Company anticipates that it will not incur a US federal excise tax for the calendar year 2012.

The following reconciles net increase in net assets resulting from operations to taxable income for the nine months ended September 30, 2012:

Nine Months Ended September 30, 2012 (unaudited)
Net increase in net assets resulting from operations	$11,562,505
Net change in unrealized (appreciation) depreciation from investments	1,750,857
Excess capital losses over capital gains	3,462,836
Income not on GAAP books currently taxable	33,670
Income not currently taxable	(52,640)
Expenses not currently deductible	(655,196)
Taxable income before deductions for distributions	$16,102,032
Taxable income before deductions for distributions per weighted average shares for the period	$0.62

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

7. DISTRIBUTABLE TAXABLE INCOME  – (continued)

For the quarter ended September 30, 2012, the Company declared a dividend on September 17, 2012 of $0.24 per share for a total of approximately $6.3 million. The record date was October 10, 2012 and the dividend was distributed on October 29, 2012.

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) amortization of discount on CLO Fund securities; (3) amortization of organizational costs; (4) non-deductible expenses; (5) stock compensation expense that is not currently deductible for tax purposes; (6) excess of capital losses over capital gains; and (7) recognition of interest income on certain loans.

At September 30, 2012, the Company had a net capital loss carryforward of approximately $54 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will begin to expire in the tax year ending December 31, 2015.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of December 31, 2011 the Company had commitments to make a total of approximately $2 million of investments in various revolving senior secured loans, of which none had been funded as of December 31, 2011. As of September 30, 2012 the Company had no commitments to make investments in various revolving senior secured loans.

On January 11, 2010, the staff of the SEC’s Division of Enforcement informed the Company that it was conducting an informal inquiry. The focus of the inquiry concerns the valuation methodology and procedures used by the Company to value its investments. On April 30, 2010, the SEC Staff advised the Company that a formal order of private investigation had been issued and that the informal inquiry was now a formal investigation. A subpoena has been issued to the Company in connection with the formal investigation. The subpoena requests that the Company produce documents that primarily relate to the valuation methodology

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

8. COMMITMENTS AND CONTINGENCIES  – (continued)

and procedures used by the Company to value its investments. Since January 2010, the Company has been providing documents in response to the informal inquiry and the subpoena, and the SEC Staff has taken testimony from Company representatives. The Company is cooperating fully with the SEC Staff’s investigation.

In connection with the investigation described above, on April 19, 2012, the SEC Staff issued a “Wells Notice” to Michael I. Wirth, the Company’s former Chief Financial Officer, indicating that the SEC Staff is considering recommending that the SEC institute proceedings against Mr. Wirth alleging that Mr. Wirth violated certain provisions of the federal securities laws. The Wells Notice does not constitute a determination that Mr. Wirth violated any law. Under the process established by the SEC, Mr. Wirth will have the opportunity to make a Wells Submission before the SEC Staff makes a formal recommendation to the SEC regarding what action, if any, should be brought by the SEC. Mr. Wirth has informed the Company that he has made such a submission.

Neither the Company nor any other person employed by the Company has received a Wells Notice. The Company and the other officers involved in this matter, including Dayl W. Pearson, the Company’s President and Chief Executive Officer, are engaged in settlement negotiations in an effort to resolve the matter and believe that discussions to date with the SEC Staff will lead to a settlement. Any settlement remains subject to approval by the SEC.

The Company cannot at this time predict with certainty the outcome of the above matter, including whether the SEC will approve any settlement or whether the SEC will ultimately determine to issue a Wells Notice to the Company or any other person involved in this matter. The Company does not anticipate that the Wells Notice referenced above or the terms of any settlement involving the Company and the other officers involved in the matter will have a material adverse impact on its business, financial condition or results of operations.

9. STOCKHOLDERS’ EQUITY

During the nine months ended September 30, 2012 and the year ended December 31, 2011, the Company issued 60,023 and 141,278 shares, respectively, of common stock under its dividend reinvestment plan. During the nine months ended September 30, 2012 the Company issued 3,600,000 shares in connection with the acquisition of Trimaran Advisors. For the nine months ended September 30, 2012, the Company issued 28,847 shares of restricted stock, 232,768 shares were forfeited and 97,071 shares of restricted stock were converted to common stock due to vesting. For the year ended December 31, 2011, the Company issued 90,805 shares of restricted stock for which 3,668 shares were forfeited and 96,122 shares vested. The total number of shares of the Company’s common stockissued and outstanding as of September 30, 2012 and December 31, 2011 was 26,448,313 and 22,992,211, respectively.

10. EQUITY INCENTIVE PLAN

During 2006, the Company established the 2006 Equity Incentive Plan, which plan was amended in 2008 (as amended, the “Plan”). 2,000,000 shares of common stock are reserved for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted.

During 2008, the Company established a non-employee director plan, which plan was amended in 2008 (as amended, the “Amended and Restated Non-Employee Director Plan”). Pursuant to such amendment, the Company is permitted to issue restricted stock, and is no longer permitted to issue any options for common

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

stock, of the Company to non-employee directors. Options granted to non-employee directors prior to the effectiveness of the Amended and Restated Non-Employee Director Plan remained outstanding in accordance with the terms of the Amended and Restated Non-Employee Director Plan as in place prior to such amendment.

Stock Options

During the years ended December 31, 2009 and December 31, 2010, 20,000 options per year were granted to non-employee directors as partial annual compensation for their services as director. Each of these annual options grants have a vesting period by which 50% of such options vest on the grant date and 50% vest on the first grant date anniversary. The exercise price of these grants and other characteristics of these grants are as follows:

Options granted for the year ended:	Exercise Price	Exercise Period (years)	Risk Free Rate	Volatility Rate	Weighted Average Grant Date Fair Value per Share
December 31, 2009	$4.93	10	4.3%	41%	$0.90
December 31, 2010	$4.83	10	3.1%	59%	$1.46

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan. Accordingly, the previous annual grant of 20,000 options to non-employee directors was discontinued and replaced with an annual grant of 4,000 shares of restricted stock as partial annual compensation for the services of the non-employee directors.

Information with respect to options granted, exercised and forfeited under the Plan for the period January 1, 2011 through September 30, 2012 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2011	60,000	$7.24
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Options outstanding at December 31, 2011	60,000	$7.24
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Outstanding at September 30, 2012	60,000	$7.24	6.7	$175,200

Total vested at September 30, 2012	60,000	$7.24	6.7

(1)	Represents the difference between the market value of shares of the Company upon exercise of the options at September 30, 2012 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the nine months ended September 30, 2012, the Company recognized no non-cash compensation expense related to stock options. For the nine months ended

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

September 30, 2011, the Company recognized non-cash compensation expense related to stock options of approximately $8,000. At September 30, 2012, the Company had no remaining compensation cost related to unvested stock option-based awards.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Plan, as amended, and the Board of Directors approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. On July 22, 2010 and August 5, 2009, the Board of Directors approved the grant of an additional 103,519 and 84,889 shares of restricted stock, respectively, to a certain executive officer of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company's common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. Subsequently, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As of September 30, 2012, 233,998 of such shares were vested. The remaining 25,002 shares have been forfeited.

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan, and the Board of Directors approved the grant of awards of 4,000 shares of restricted stock to the non-employee directors of the Company as partial annual compensation for their services as director. Such awards of restricted stock will vest as to 50% of the shares on the grant date and the remaining 50% of the shares on the first anniversary of the grant date.

During the nine months ended September 30, 2012, 97,071 shares of restricted stock had vested. As of September 30, 2012, there were options to purchase 60,000 shares of common stock outstanding and there were 26,347 shares of restricted stock outstanding. Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2011 through September 30, 2012 is as follows:

	Unvested Restricted Shares	Weighted Average Exercise Price per Share
Unvested shares outstanding at December 31, 2010	336,324	$9.63
Granted	90,805	$4.83
Vested	(96,122)	$10.39
Forfeited	(3,668)	$9.82
Unvested shares outstanding at December 31, 2011	327,339	$6.46
Granted	28,847	$6.29
Vested	(97,071)	$9.08
Forfeited	(232,768)	$5.37
Outstanding at September 30, 2012	26,347	$6.29
Total unvested shares at September 30, 2012	26,347	$6.29

For the nine months ended September 30, 2012, non-cash compensation expense related to restricted stock was approximately $418,000; of this amount approximately $404,000 was expensed at the Company, offset by a credit of approximately $287,000 for a final non-cash compensation expense of approximately $117,000 at the Company; and approximately $14,000 was a reimbursable expense allocated to the Asset Manager Affiliates. For the nine months ended September 30, 2011, non-cash compensation expense related to

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

restricted stock was approximately $593,000; of this amount approximately $508,000 was expensed at the Company and approximately $85,000 was a reimbursable expense allocated to the Asset Manager Affiliates.

Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. As of September 30, 2012, there was approximately $158,000 of total unrecognized compensation cost related to unvested share-based awards. That cost is expected to be recognized over a weighted average period of 3 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The 401K Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the nine months ended September 30, 2012 and 2011, the Company made contributions to the 401K Plan of approximately $34,000 and $18,000, respectively.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company to participate in at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company may contribute to the Pension Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the nine months ended September 30, 2012, the Company made a contribution of approximately $104,000 to the Pension Plan and a contribution of $112,000 to the Pension Plan for the nine months ended September 30, 2011.

12. SUBSEQUENT EVENTS

On October 4, 2012, the Company announced that it has priced an underwritten public offering of $36 million in aggregate principal amount of 7.375% senior unsecured notes due 2019. The notes will mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at KCAP Financial, Inc.'s option on or after September 30, 2015. The notes will bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

Stifel, Nicolaus & Company, Incorporated and Barclays Capital Inc. acted as joint book-running managers of that offering. Janney Montgomery Scott LLC and JMP Securities LLC acted as co-lead managers and Ladenburg Thalmann & Co. Inc., Sandler O'Neill & Partners, L.P. and Wunderlich Securities, Inc. acted as co-managers for that offering. The offering closed on October 10, 2012. The Company had granted the underwriters an option to purchase up to an additional $5.4 million in aggregate principal amount of notes which was executed, bringing the aggregate principal amount of the notes to $41.4 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
Kohlberg Capital Corporation

We have audited the accompanying balance sheets, including the schedule of investments, of Kohlberg Capital Corporation and subsidiary (collectively, the “Company”) (a Delaware corporation) as of December 31, 2011 and 2010, and the related statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2011 and financial highlights for each of the five years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011 and 2010. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kohlberg Capital Corporation and subsidiary as of December 31, 2011 and 2010, and the results of their operations, changes in their net assets and their cash flows for each of the three years in the period ended December 31, 2011 and the financial highlights for each of the five years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Kohlberg Capital Corporation and subsidiary’s internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”), and our report dated March 15, 2012 expressed an unqualified opinion.

/s/ GRANT THORNTON LLP
New York, New York
March 15, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
Kohlberg Capital Corporation

We have audited Kohlberg Capital Corporation and subsidiary’s (collectively, the “Company”) (a Delaware Corporation) internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Kohlberg Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by COSO.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the accompanying balance sheets of the Company, including the schedule of investments as of December 31, 2011 and 2010, and the related statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2010 and financial highlights for each of the five years in the period ended December 31, 2011, and our report dated March 15, 2012 expressed an unqualified opinion.

/s/ GRANT THORNTON LLP
New York, New York
March 15, 2012

KOHLBERG CAPITAL CORPORATION

BALANCE SHEETS

	As of December 31, 2011	As of December 31, 2010
ASSETS
Investments at fair value:
Time deposits (cost: 2011 – $229,152; 2010 – $720,225)	$229,152	$720,225
Money market account (cost: 2011 – $31,622,134; 2010 – $210,311)	31,622,134	210,311
Debt securities (cost: 2011 – $134,311,238; 2010 – $126,545,510)	114,673,506	91,042,928
CLO fund securities managed by non-affiliates (cost: 2011 – $12,544,303; 2010 – $15,690,983)	2,732,000	4,921,000
CLO fund securities managed by affiliate (cost: 2011 – $52,665,506; 2010 – $52,589,217)	43,680,000	48,110,000
Equity securities (cost: 2011 – $16,559,610; 2010 – $13,483,227)	6,040,895	4,688,832
Asset manager affiliates (cost: 2011 – $44,338,301; 2010 – $44,532,329)	40,814,000	41,493,000
Total Investments at fair value	239,791,687	191,186,296
Cash	2,555,259	10,175,488
Restricted cash	—	67,023,170
Interest and dividends receivable	2,548,895	2,574,115
Receivable for open trades	—	7,681,536
Accounts Receivable	859,156	851,020
Due from affiliates	3,517	—
Other assets	2,375,147	331,061
Total assets	$248,133,661	$279,822,686
LIABILITIES
Borrowings	$—	$86,746,582
Convertible Senior Notes	60,000,000	—
Accounts payable and accrued expenses	3,527,682	2,337,767
Dividend payable	4,080,037	3,812,670
Total liabilities	$67,607,719	$92,897,019
STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 22,992,211 and 22,767,130 common shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively.	$226,648	$224,274
Capital in excess of par value	284,571,466	282,794,025
Accumulated undistributed net investment income	1,008,783	818,664
Accumulated net realized losses	(52,802,400)	(34,325,792)
Net unrealized depreciation on investments	(52,478,555)	(62,585,504)
Total stockholders' equity	$180,525,942	$186,925,667
Total liabilities and stockholders' equity	$248,133,661	$279,822,686
NET ASSET VALUE PER COMMON SHARE	$7.85	$8.21

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2011	2010	2009
Investment Income:
Interest from investments in debt securities	$9,438,493	$14,409,069	$24,157,213
Interest from cash and time deposits	21,938	21,531	17,956
Dividends from investments in CLO fund securities managed by non-affiliates	1,984,177	1,837,024	1,296,349
Dividends from investments in CLO fund securities managed by affiliate	12,565,859	8,371,007	8,025,695
Dividends from affiliate asset manager	1,910,000	4,500,000	—
Capital structuring service fees	86,057	215,233	399,338
Other Income	2,000,000	—	—
Total investment income	28,006,524	29,353,864	33,896,551
Expenses:
Interest and amortization of debt issuance costs	4,588,482	7,088,202	9,276,563
Compensation	3,907,900	3,322,895	3,222,604
Professional fees	2,010,253	5,411,499	1,691,832
Insurance	493,305	419,942	359,062
Administrative and other	987,381	1,214,207	990,835
Total expenses	11,987,321	17,456,745	15,540,896
Net Investment Income before Income Tax Expense	16,019,203	11,897,119	18,355,655
Excise taxes	—	—	(25,000)
Net Investment Income	16,019,203	11,897,119	18,330,655
Realized And Unrealized Gains (Losses) On Investments:
Net realized gain loss from investment transactions	(18,476,608)	(17,862,984)	(15,782,121)
Net change in unrealized appreciation (depreciation) on:
Debt securities	15,864,850	9,196,912	25,300,586
Equity securities	(1,724,319)	(1,142,038)	(7,485,064)
CLO fund securities managed by affiliate	(4,506,289)	3,079,974	12,986,453
CLO fund securities managed by non-affiliates	957,680	894,877	(473,907)
Affiliate asset manager investments	(484,973)	(20,352,537)	1,526,668
Net realized and unrealized appreciation (depreciation) on investments	(8,369,659)	(26,185,796)	16,072,615
Net Increase (Decrease) In Stockholders’ Equity Resulting From Operations	$7,649,544	$(14,288,677)	$34,403,270
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations per Common Share:
Basic:	$0.33	$(0.64)	$1.56
Diluted:	$0.33	$(0.64)	$1.56
Net Investment Income Per Common Share:
Basic:	$0.70	$0.53	$0.83
Diluted:	$0.70	$0.53	$0.83
Weighted Average Shares of Common Stock Outstanding – Basic	22,868,648	22,283,088	22,105,800
Weighted Average Shares of Common Stock Outstanding – Diluted	22,880,674	22,283,088	22,105,800

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010	2009
Operations:
Net investment income	$16,019,203	$11,897,119	$18,330,655
Net realized gain loss from investment transactions	(18,476,608)	(17,862,984)	(15,782,121)
Net change in unrealized gain (loss) on investments	10,106,949	(8,322,812)	31,854,736
Net increase (decrease) in net assets resulting from operations	7,649,544	(14,288,677)	34,403,270
Shareholder distributions:
Dividends from net investment income to common stockholders	(15,802,712)	(11,897,119)	(18,330,654)
Dividends from net investment income to restricted stockholders	(26,373)	(55,404)	(125,053)
Common Stock Dividends in excess of net investment income	—	(3,269,688)	(1,747,018)
Net decrease in net assets resulting from stockholder distributions	(15,829,085)	(15,222,211)	(20,202,725)
Capital share transactions:
Issuance of common stock for:
Dividend reinvestment plan	1,006,205	1,621,074	2,218,818
Vesting of restricted stock	961	647	1,223
Stock based compensation	772,650	919,111	909,119
Net increase in net assets resulting from capital share transactions	1,779,816	2,540,832	3,129,160
Net assets at beginning of period	186,925,667	213,895,723	196,566,018
Net assets at end of period (including accumulated undistributed net investment income of $1,008,783, $818,664, and $1,326,380 in 2011, 2010, and 2009, respectively.	$180,525,942	$186,925,667	$213,895,723
Net asset value per common share	$7.85	$8.21	$9.56
Common shares outstanding at end of period	22,992,211	22,767,130	22,363,281

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2011	2010	2009
OPERATING ACTIVITIES:
Net increase (decrease) in stockholders’ equity resulting from operations	$7,649,544	$(14,288,677)	$34,403,270
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash provided by operations:
Net realized losses on investment transactions	18,476,608	17,862,984	15,782,121
Net change in unrealized (appreciation) depreciation on investments	(10,106,949)	8,322,812	(31,854,736)
Net accretion of discount on securities and loans	(235,789)	(466,826)	(1,706,928)
Amortization of debt issuance cost	22,908	595,614	824,695
Amortization of convertible notes offering cost	375,597	—	—
Purchases of investments	(115,976,563)	(12,018,942)	(13,581,354)
Capital contribution to (from) affiliate asset manager	194,027	(3,780,817)	(3,600,016)
Payment-in-kind interest income	(469,329)	(820,262)	(3,801)
Proceeds from sale and redemption of investments	67,194,142	204,092,344	81,459,787
Stock based compensation expense	772,650	919,112	909,121
Changes in operating assets and liabilities:
Decrease in interest and dividends receivable	25,219	1,261,916	332,567
Increase in accounts receivable	(8,135)	—	—
(Increase) Decrease in other assets	(72,137)	(286,473)	251,550
(Increase) Decrease in due from affiliates	(3,517)	44,274	346,315
Increase (decrease) in accounts payable and accrued expenses	1,189,915	(1,570,996)	(6,661)
Net cash provided by (used in) operating activities	(30,971,809)	199,866,063	83,555,930
FINANCING ACTIVITIES:
Issuance of stock (net of offering costs)	—	647	1,223
Dividends paid in cash	(14,554,554)	(14,200,702)	(19,451,339)
Cash paid on repayment of debt	(86,746,582)	(131,303,781)	(43,640,786)
Convertible notes offering costs	(2,370,454)	—	—
Issuance of Convertible Senior Notes	60,000,000	—	—
(Increase) Decrease in restricted cash	67,023,170	(48,327,147)	(16,576,032)
Net cash provided by (used in) financing activities	23,351,580	(193,830,983)	(79,666,934)
CHANGE IN CASH	(7,620,229)	6,035,080	3,888,996
CASH, BEGINNING OF YEAR	10,175,488	4,140,408	251,412
CASH, END OF YEAR	$2,555,259	$10,175,488	$4,140,408
Supplemental Information:
Interest paid during the year	$2,745,968	$7,195,181	$8,297,586
Non-cash dividends paid during the year under the dividend reinvestment plan	$1,007,164	$1,621,074	$2,218,818

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS
As of December 31, 2011

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Revolving Loan .5% Cash, Due 6/13	$—	$—	$—
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan - Second Lien Term Loan Note 6.3% Cash, Due 6/14	5,000,000	4,997,622	4,965,000
Alaska Communications Systems Holdings, Inc. Telecommunications	Senior Secured Loan - Term Loan 5.5% Cash, Due 10/16	2,970,000	2,986,151	2,776,950
Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan - Extended Term Loan 5.8% Cash, Due 4/14	2,974,338	2,993,092	2,983,648
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Junior Secured Loan - Loan (Second Lien) 1.4% Cash, 7.0% PIK, Due 8/15	1,291,447	1,217,438	39,822
Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Senior Secured Loan - Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,442,478	1,434,611	331,777
Bicent Power LLC Utilities	Junior Secured Loan - Advance (Second Lien) 4.6% Cash, Due 12/14	4,000,000	4,000,000	137,500
Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan - Tranche B Term Loan 4.5% Cash, Due 10/16	2,872,500	2,872,500	2,827,359
Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Senior Secured Loan - Loan 10.0% Cash, Due 11/14	684,774	684,774	684,774
CoActive Technologies LLC (fka CoActive Technologies, Inc.) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan - Term Loan (Second Lien) 7.3% Cash, Due 1/15	2,000,000	1,983,174	1,552,200
Del Monte Foods Company Beverage, Food and Tobacco	Senior Secured Loan - Initial Term Loan 4.5% Cash, Due 3/18	2,985,000	2,991,687	2,843,212
eInstruction Corporation Healthcare, Education and Childcare	Junior Secured Loan - Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	9,489,000

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond - 10.125% – 12/2016 – 35687MAP2 10.3% Cash, Due 12/16	$3,000,000	$3,007,007	$3,135,000
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan - First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	91,142
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Senior Secured Loan - First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	195,377
Ginn LA Conduit Lender, Inc.(8) Buildings and Real Estate(4)	Junior Secured Loan - Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	15,000
HMSC Corporation (aka Swett and Crawford) Insurance	Junior Secured Loan - Loan (Second Lien) 5.8% Cash, Due 10/14	5,000,000	4,919,522	3,753,000
Hunter Defense Technologies, Inc. Aerospace and Defense	Junior Secured Loan - Term Loan (Second Lien) 7.3% Cash, Due 2/15	5,000,000	4,916,872	5,000,000
Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan - Loan (Second Lien) 7.0% Cash, Due 10/14	3,000,000	3,000,000	2,724,300
International Architectural Products, Inc.(8) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan - Term Loan 12.0% Cash, 3.3% PIK, Due 5/15	530,803	504,240	437,913
Jones Stephens Corp. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Term Loan 7.0% Cash, Due 9/15	4,889,912	4,889,912	4,889,912
Kaseman Holdings and Sallyport Holdings Aerospace and Defense	Mezzanine Investment - Mezzanine Notes 14.5% Cash, Due 6/17	11,250,597	10,931,428	11,588,115
KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan - Loan (Second Lien) 5.3% Cash, Due 12/14	5,000,000	5,000,000	3,250,000
LBREP/L-Suncal Master I LLC(8) Buildings and Real Estate(4)	Senior Secured Loan - Term Loan (First Lien) 7.5% Cash, Due 1/10	3,401,921	3,401,921	359,923
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	492,944	463,380	253,817
Merisant Company Beverage, Food and Tobacco	Senior Secured Loan - Loan 7.5% Cash, Due 1/14	5,049,291	5,030,584	5,043,232

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Metropolitan Health Networks, Inc. Healthcare, Education and Childcare	Junior Secured Loan - Term Loan (Second Lien) 13.5% Cash, Due 10/17	$5,000,000	$4,903,929	$5,000,000
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.) Beverage, Food and Tobacco	Senior Secured Loan - Term B Facility 4.3% Cash, Due 2/18	1,925,767	1,870,004	1,910,120
Neiman Marcus Group Inc., The Retail Stores	Senior Secured Loan - Term Loan 4.8% Cash, Due 5/18	2,000,000	1,885,086	1,932,500
Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond - Senior Subordinated Second Lien PIK Notes 13.0% Cash, Due 4/14	1,490,892	1,490,892	1,490,892
Perseus Holding Corp.(6) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock - Preferred Stock 14.0% PIK	400,000	400,000	400,000
Potters Holdings, II, L.P. Diversified/Conglomerate Manufacturing	Junior Secured Loan - Term B Loan (Second Lien) 10.3% Cash, Due 11/17	7,000,000	6,905,447	7,000,000
Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L)(3) Chemicals, Plastics and Rubber	Senior Secured Loan - Term Loan 6.0% Cash, Due 8/17	1,989,950	1,824,534	1,728,779
TriZetto Group, Inc. (TZ Merger Sub, Inc.) Electronics	Senior Secured Loan - Term Loan 4.8% Cash, Due 5/18	1,979,757	1,898,410	1,950,554
TUI University, LLC Healthcare, Education and Childcare	Senior Secured Loan - Term Loan (First Lien) 3.5% Cash, Due 10/14	3,040,242	2,978,384	2,626,161
Twin-Star International, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond - Senior Subordinated Note 13.0% Cash, Due 4/14	5,500,000	5,500,000	5,500,000
Univar Inc. Chemicals, Plastics and Rubber	Senior Secured Loan - Term B Loan 5.0% Cash, Due 6/17	2,984,925	2,984,925	2,886,049
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC) Electronics	Senior Secured Loan - Term B-1 Loan (First Lien) 4.5% Cash, Due 11/16	1,989,975	1,992,299	1,988,482
Vertafore, Inc. Electronics	Senior Secured Loan - Term Loan (First Lien) 5.3% Cash, Due 7/16	1,989,956	1,933,723	1,952,147
Walker Group Holdings LLC Cargo Transport	Junior Secured Loan - Term Loan B 13.3% Cash, Due 12/13	416,737	416,737	416,737
Walker Group Holdings LLC Cargo Transport	Junior Secured Loan - Term Loan B 13.3% Cash, Due 12/13	3,957,614	3,957,614	3,957,614

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Warner Chilcott Company, LLC Healthcare, Education and Childcare	Senior Secured Loan - Term B-2 Loan 4.3% Cash, Due 3/18	$454,851	$455,921	$449,450
Warner Chilcott Corporation Healthcare, Education and Childcare	Senior Secured Loan - Term B-1 Loan 4.3% Cash, Due 3/18	909,703	911,841	898,900
WC Luxco S.A.R.L. (Warner Chilcott)(3) Healthcare, Education and Childcare	Senior Secured Loan - Term B-3 Loan 4.3% Cash, Due 3/18	625,421	626,891	617,994
Wesco Aircraft Hardware Corp. Aerospace and Defense	Senior Secured Loan - Tranche B Term Loan 4.3% Cash, Due 4/17	2,590,244	2,584,560	2,599,154
Total Investment in Debt Securities (64% of net asset value at fair value)		$136,034,039	$134,311,238	$114,673,506

Equity Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,005
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	442,319
FP WRCA Coinvestment Fund VII, Ltd.(3),(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,339,700
International Architectural Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	1,000
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Perseus Holding Corp.(6) Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	$400,000	$193,120
Plumbing Holdings Corporation(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common	7.8%	—	—
Plumbing Holdings Corporation(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	9.0%	2,716,618	2,270,821
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6)	Common	1.3%	359,765	538,969
Total Investment in Equity Securities (3% of net asset value at fair value)			$16,559,610	$6,040,895

CLO Fund Securities
CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3),(10)	Subordinated Securities	22.2%	$4,724,303	$2,730,000
Katonah III, Ltd.(3),(10)	Preferred Shares	23.1%	4,500,000	1,000
Katonah V, Ltd.(3),(10),(11)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3),(7),(10)	Subordinated Securities	16.4%	4,500,000	2,210,000
Katonah VIII CLO Ltd(3),(7),(10)	Subordinated Securities	10.3%	3,400,000	1,800,000
Katonah IX CLO Ltd(3),(7),(10)	Preferred Shares	6.9%	2,000,000	1,240,000
Katonah X CLO Ltd(3),(7),(10)	Subordinated Securities	33.3%	11,631,226	8,320,000
Katonah 2007-I CLO Ltd.(3),(7),(10)	Preferred Shares	100.0%	30,027,384	23,540,000
Total Investment in CLO Equity Securities			$64,102,913	$39,842,000

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3),(7),(10)	Class B-2L Notes Par Value of $10,500,000 100.0%, Due 4/22	100.0%	$1,106,896	$6,570,000
Total Investment in CLO Rated-Note			$1,106,896	$6,570,000
Total Investment in CLO Fund Securities (26% of net asset value at fair value)			$65,209,809	$46,412,000

See accompanying notes to financial statements.

Asset Manager Affiliate

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors	Asset Management Company	100.0%	$44,338,301	$40,814,000
Total Investment in Asset Manager Affiliate (23% of net asset value at fair value)			$44,338,301	$40,814,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account	Time Deposit	0.0%	$229,152	$229,152
JP Morgan Business Money Market Account(9)	Money Market Account	0.2%	164,573	164,573
US Bank Money Market Account	Money Market Account	0.4%	31,457,561	31,457,561
Total Investment in Time Deposit and Money Market Accounts (18% of net asset value at fair value)			$31,851,286	$31,851,286
Total Investments(5) (133% of net asset value at fair value)			$292,270,244	$239,791,687

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2011.
(2)	Reflects the fair market value of all existing investments as of December 31, 2011, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2011, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $292 million. The aggregate gross unrealized appreciation is approximately $8 million, the aggregate gross unrealized depreciation is approximately $60 million, and the net unrealized depreciation is approximately $52 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by Katonah Debt Advisors, L.L.C. or its affiliate.
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash for employee flexible spending accounts.
(10)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(11)	As of December 31, 2011, this CLO Fund Security was not providing a dividend distribution.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS
As of December 31, 2010

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1) /Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Revolving Loan 3.7% Cash, Due 6/13	$1,080,000	$1,075,943	$979,452
Advanced Lighting Technologies, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan - Second Lien Term Loan Note 6.3% Cash, Due 6/14	5,000,000	5,000,000	5,000,000
Awesome Acquisition Company (CiCi's Pizza)(6) Personal, Food and Miscellaneous Services	Junior Secured Loan - Term Loan (Second Lien) 5.3% Cash, Due 6/14	4,000,000	3,985,854	3,840,000
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan - Second Lien Facility 1.3% Cash, 7.0% PIK, Due 8/15	1,217,438	1,217,438	95,368
Bankruptcy Management Solutions, Inc.(6) Diversified/Conglomerate Service	Senior Secured Loan - Term Loan B 7.5% Cash, Due 8/14	1,438,720	1,448,006	719,360
Bicent Power LLC(6) Utilities	Junior Secured Loan - Advance (Second Lien) 4.3% Cash, Due 12/14	4,000,000	4,000,000	2,367,600
BP Metals, LLC (fka Constellation Enterprises)(6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan - Term Loan 12.0% Cash, Due 6/13	3,982,143	3,982,143	4,002,054
Caribe Information Investments Incorporated(6) Printing and Publishing	Senior Secured Loan - Term Loan 2.5% Cash, Due 3/13	1,611,045	1,608,021	1,273,692
Charlie Acquisition Corp.(9) Personal, Food and Miscellaneous Services	Mezzanine Investment - Senior Subordinated Notes 17.5% Cash, Due 6/13	14,261,996	10,744,496	250,000
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan - Term Loan (Second Lien) 7.1% Cash, Due 1/15	2,000,000	1,977,696	1,464,600
eInstruction Corporation(6) Healthcare, Education and Childcare	Junior Secured Loan - Term Loan (Second Lien) 7.8% Cash, Due 7/14	10,000,000	10,000,000	10,000,000

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1) /Maturity	Principal	Cost	Value(2)
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond - 10.125% – 12/2016 – 35687MAP2 10.1% Cash, Due 12/16	$3,000,000	$3,006,137	$3,176,250
Ginn LA Conduit Lender, Inc.(9) Buildings and Real Estate(4)	Senior Secured Loan - First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	72,286
Ginn LA Conduit Lender, Inc.(9) Buildings and Real Estate(4)	Senior Secured Loan - First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	154,954
Ginn LA Conduit Lender, Inc.(9) Buildings and Real Estate(4)	Junior Secured Loan - Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	15,000
HMSC Corporation (aka Swett and Crawford)(6) Insurance	Junior Secured Loan - Loan (Second Lien) 5.8% Cash, Due 10/14	5,000,000	4,890,322	4,049,000
Hunter Fan Company(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan - Loan (Second Lien) 7.0% Cash, Due 10/14	3,000,000	3,000,000	2,682,900
International Architectural Products, Inc.(6),(9) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan - Term Loan 8.8% Cash, 3.3% PIK, Due 5/15	967,622	948,809	929,498
Intrapac Corporation/Corona Holdco(6) Containers, Packaging and Glass	Junior Secured Loan - Term Loans (Second Lien) 7.8% Cash, Due 5/13	3,000,000	3,009,682	3,000,000
Jones Stephens Corp.(6),(9) Buildings and Real Estate(4)	Senior Secured Loan - Term Loan (2006) 7.8% Cash, Due 9/12	9,541,180	9,527,522	6,364,921
KIK Custom Products Inc.(6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan - Loan (Second Lien) 5.3% Cash, Due 12/14	5,000,000	5,000,000	3,435,000
LBREP/L-Suncal Master I LLC(9) Buildings and Real Estate(4)	Junior Secured Loan - Term Loan (Third Lien) 15.0% Cash, Due 2/12	2,332,868	2,332,868	933
LBREP/L-Suncal Master I LLC(6),(9) Buildings and Real Estate(4)	Senior Secured Loan - Term Loan (First Lien) 7.5% Cash, Due 1/10	3,875,156	3,875,156	58,127
LBREP/L-Suncal Master I LLC(6),(9) Buildings and Real Estate(4)	Junior Secured Loan - Term Loan (Second Lien) 9.5% Cash, Due 1/11	2,000,000	1,920,211	7,600
Legacy Cabinets, Inc.(6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Term Loan 7.3% Cash, Due 5/14	463,380	463,380	92,676
MCCI Group Holdings, LLC(6) Healthcare, Education and Childcare	Junior Secured Loan - Term Loan (Second Lien) 7.5% Cash, Due 6/13	1,000,000	1,000,000	1,000,000

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1) /Maturity	Principal	Cost	Value(2)
Pegasus Solutions, Inc.(12) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond - Senior Subordinated Second Lien PIK Notes 13.0% Cash, Due 4/14	$1,314,459	$1,314,459	$1,314,459
Perseus Holding Corp.(7) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock - Preferred Stock 14.0% Cash	400,000	400,000	356,960
QA Direct Holdings, LLC(6) Printing and Publishing	Senior Secured Loan - Term Loan 8.3% Cash, Due 8/14	4,396,024	4,372,508	4,396,024
Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan - Term Loan (Second Lien) 12.0% Cash, 8.0% PIK, Due 6/14	2,078,079	2,078,079	2,078,079
Resco Products, Inc.(6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan - Term Loan (Second Lien) 12.0% Cash, 8.0% PIK, Due 6/14	7,193,458	7,079,981	7,193,458
Specialized Technology Resources, Inc.(6) Diversified/Conglomerate Service	Junior Secured Loan - Loan (Second Lien) 7.3% Cash, Due 12/14	7,500,000	7,500,000	7,500,000
TUI University, LLC(6) Healthcare, Education and Childcare	Senior Secured Loan - Term Loan (First Lien) 3.3% Cash, Due 10/14	3,119,818	3,033,934	2,958,212
Walker Group Holdings LLC Cargo Transport	Junior Secured Loan - Term Loan B 13.3% Cash, Due 12/13	470,643	470,643	470,643
Walker Group Holdings LLC(6) Cargo Transport	Junior Secured Loan - Term Loan B 13.3% Cash, Due 12/13	4,469,539	4,469,539	4,469,539
Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan - Loan (Second Lien) 6.0% Cash, Due 3/14	1,720,000	1,679,298	1,720,000
Wesco Aircraft Hardware Corp.(6) Aerospace and Defense	Junior Secured Loan - Loan (Second Lien) 6.0% Cash, Due 3/14	3,554,283	3,569,258	3,554,283
Total Investment in Debt Securities (49% of net asset value at fair value)		$130,939,851	$126,545,510	$91,042,928

See accompanying notes to financial statements.

Equity Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(7) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$88,600
Aerostructures Holdings L.P.(7) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961
Bankruptcy Management Solutions, Inc.(6),(7) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(7) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	250,143
eInstruction Acquisition, LLC(7) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,079,724
FP WRCA Coinvestment Fund VII, Ltd.(3),(7) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,400,000
International Architectural Products, Inc.(6),(7) Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	227,223
Legacy Cabinets, Inc.(6),(7) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	49,422
Perseus Holding Corp.(7) Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	312,200
Bankruptcy Management Solutions, Inc.(6),(7) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	30,559
Total Investment in Equity Securities (3% of net asset value at fair value)			$13,483,227	$4,688,832

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3),(12)	Subordinated Securities	22.2%	$4,720,982	$3,150,000
Katonah III, Ltd.(3),(12)	Preferred Shares	23.1%	4,500,000	470,000
Katonah IV, Ltd.(3),(12)	Preferred Shares	17.1%	3,150,000	1,300,000
Katonah V, Ltd.(3),(12),(13)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3),(8),(12)	Subordinated Securities	16.4%	4,500,000	2,090,000
Katonah VIII CLO Ltd(3),(8),(12)	Subordinated Securities	10.3%	3,400,000	1,690,000
Katonah IX CLO Ltd(3),(8),(12)	Preferred Shares	6.9%	2,000,000	1,300,000
Katonah X CLO Ltd(3),(8),(12)	Subordinated Securities	33.3%	11,612,677	8,820,000
Katonah 2007-I CLO Ltd.(3),(8),(12)	Preferred Shares	100.0%	29,987,959	26,200,000
Total Investment in CLO Equity Securities			$67,191,618	$45,021,000

See accompanying notes to financial statements.

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3), (8), (12)	Class B-2L Notes Par Value of $44,674 5.2%, Due 1/00	100.0%	$1,088,582	$8,010,000
Total Investment in CLO Rated-Note			$1,088,582	$8,010,000
Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$68,280,200	$53,031,000

Asset Manager Affiliate

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Katonah Debt Advisors	Asset Management Company	100.0%	$44,532,329	$41,493,000
Total Investment in Asset Manager Affiliate (22% of net asset value at fair value)			$44,532,329	$41,493,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account	Time Deposit	0.03%	$720,225	$720,225
JP Morgan Business Money Market Account(11)	Money Market Account	0.2%	210,311	210,311
Total Investment in Time Deposit and Money Market Accounts (0% of net asset value at fair value)			$930,536	$930,536
Total Investments(5) (102% of net asset value at fair value)			$253,771,802	$191,186,296

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2010.
(2)	Reflects the fair market value of all existing investments as of December 31, 2010, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2010, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $254 million. The aggregate gross unrealized appreciation is approximately $8 million, the aggregate gross unrealized depreciation is approximately $71 million, and the net unrealized depreciation is approximately $63 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).

See accompanying notes to financial statements.

(7)	Non-income producing.
(8)	An affiliate CLO Fund managed by Katonah Debt Advisors L.L.C. or its affiliate.
(9)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Time deposit investment partially restricted under terms of the secured credit facility (see Note 6 to financial statements).
(11)	Money market account holding restricted cash for employee flexible spending accounts.
(12)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(13)	As of December 31, 2010, this CLO Fund securities were not providing a dividend distribution.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS
($ per share)

	For the Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Data:
Net asset value, at beginning of year	$8.21	$9.56	$9.03	$14.38	$14.29
Net investment income(1)	0.70	0.53	0.83	1.50	1.27
Net realized losses(1)	(0.81)	(0.79)	(0.71)	(0.03)	0.01
Net change in unrealized appreciation/depreciation on investments(1)	0.37	(0.54)	1.19	(6.80)	0.12
Net income	0.26	(0.80)	1.31	(5.33)	1.40
Net decrease in net assets resulting from distributions
From net investment income	(0.69)	(0.52)	(0.84)	(1.43)	(1.36)
In excess of net investment income	—	(0.14)	(0.08)	(0.01)	(0.04)
Net decrease in net assets resulting from distributions	(0.69)	(0.66)	(0.92)	(1.44)	(1.40)
Net increase in net assets relating to stock-based transactions
Issuance of common stock (not including DRIP)	—	—	—	1.26	—
Issuance of common stock under dividend reinvestment plan	0.04	0.07	0.10	0.12	0.06
Stock based compensation expense	0.03	0.04	0.04	0.04	0.03
Net increase in net assets relating to stock-based transactions	0.07	0.11	0.14	1.42	0.09
Net asset value, end of year	$7.85	$8.21	$9.56	$9.03	$14.38
Total net asset value return(2)	4.0%	(7.1)%	16.0%	(27.2)%	10.4%
Ratio/Supplemental Data:
Per share market value at beginning of year	$6.97	$4.56	$3.64	$12.00	$17.30
Per share market value at end of year	$6.31	$6.97	$4.56	$3.64	$12.00
Total market return(3)	0.4%	67.6%	50.5%	(57.7)%	(22.5)%
Shares outstanding at end of year	22,992,211	22,767,130	22,363,281	21,771,186	18,017,699
Net assets at end of year	$180,525,942	$186,925,667	$213,895,724	$196,566,018	$259,068,164
Portfolio turnover rate	24.5%	3.4%	3.2%	14.4%	24.7%
Average debt outstanding	$53,974,098	$154,952,070	$236,184,703	$248,300,441	$105,616,438
Average debt outstanding per share	$2.35	$6.81	$10.56	$11.41	$5.86
Asset coverage ratio	401%	315%	198%	175%	202%
Ratio of net investment income to average net assets	8.1%	5.8%	8.7%	12.0%	8.6%
Ratio of total expenses to average net assets	6.0%	8.5%	7.4%	7.2%	5.9%
Ratio of interest expense to average net assets	2.3%	3.4%	4.4%	4.3%	2.7%
Ratio of non-interest expenses to average net assets	3.7%	5.0%	3.0%	3.0%	3.2%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return equals the change in the ending market price over the beginning of period price per share plus dividends, divided by the beginning price.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors, L.L.C., and related affiliates controlled by the Company (collectively, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. As of December 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of assets under management.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, the Company generally will not have to pay corporate-level taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors, including related affiliates, is currently the only company in which the Company has a controlling interest). Effective January 1, 2010, Katonah Debt Advisors adopted guidance encompassed in Accounting Standards Codification Topic 810, “Consolidation.” Although the Company cannot consolidate portfolio company investments, the adoption of this new guidance had an impact on the required disclosures relating to Katonah Debt Advisors, as it requires Katonah Debt Advisors to consolidate its managed CLO Funds that were not previously consolidated. As a result of the consolidation of these CLO Funds into

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Katonah Debt Advisors, Katonah Debt Advisors qualifies as a “significant subsidiary” and, as a result, the Company is required to include additional disclosure regarding Katonah Debt Advisors in its filings. The additional disclosures regarding Katonah Debt Advisors do not directly impact the financial operations or results of the Company.

Accounting Standards Codification.  In June 2009, the Financial Accounting Standards Board (“FASB”) issued a pronouncement establishing the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP. The ASC reorganized existing U.S. accounting and reporting standards issued by the FASB and other related private sector standard setters into a single source of authoritative accounting principles arranged by topic. The standard explicitly recognizes rules and interpretive releases of the Commission under federal securities laws as authoritative GAAP for SEC registrants. The ASC supersedes all existing U.S. accounting standards; all other accounting literature not included in the ASC (other than SEC guidance for publicly-traded companies) is considered non-authoritative. The ASC was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009. The adoption of the ASC changed the Company’s references to U.S. GAAP accounting standards but did not impact its results of operations, financial position or liquidity.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments.  The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosures”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level 1 and Level 2, as well as significant transfers in and out of Level 3 of the fair value hierarchy, were adopted by the Company in the first quarter of 2010. Note 4 below reflects the amended disclosure requirements. The new guidance also requires that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation and that requirement is effective for fiscal years beginning after December 15, 2010 and for interim periods within those years. The Company is evaluating the increased disclosure requirements for implementation by the effective date. Since this new guidance only amends the disclosures requirements, it did not impact our statements of financial position, statements of operations, or cash flow statements.

Fair Value Measurements and Disclosures requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In 2011 and 2010, the Company engaged an independent valuation firm, to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. Third party valuations were performed on approximately 8% of investments at fair value as of December 31, 2011. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The Company’s valuation methodology and procedures are as follows:

1)	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of Fair Value Measurements and Disclosures.
2)	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Company’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.
3)	Preliminary valuation conclusions are discussed and documented by management.
4)	Illiquid loans, junior and mezzanine securities, equity investments, CLO Fund securities and Katonah Debt Advisors may be selected for review by an independent valuation firm, which is engaged by the Company’s Board of Directors. Such independent valuation firm reviews management’s preliminary valuations and makes their own independent valuation assessment.
5)	The Valuation Committee of the Board of Directors reviews the portfolio valuations, as well as the input and report of such independent valuation firm, as applicable.
6)	Upon approval of the investment valuations by the Valuation Committee of the Board of Directors, the Audit Committee of the Board of Directors reviews the results for inclusion in the Company’s quarterly and annual financial statements, as applicable.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

7)	The Board of Directors discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, estimates from independent valuation firms (if any) and the recommendations of the Valuation Committee of the Board of Directors.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Loans and Debt Securities.  To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of the Company’s investments are illiquid investments with little or no trading activity. Further, the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns. As a result, for most of its assets, the Company determines fair value using alternative methodologies using available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Equity and Equity-Related Securities.  The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA and cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market prices on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity related securities are classified as Level III, as described in Note 4 below, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Affiliate Asset Manager.  The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Katonah Debt Advisors is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities.  The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Fund securities”). The Company’s CLO Fund securities relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in NAVs or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on an individual security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash.  The Company defines cash as demand deposits. The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash.  Restricted cash at December 31, 2010 consisted mostly of cash held in an operating account pursuant to the Company’s secured credit facility agreement with its lender. As the Company paid off its secured credit facility as of January 31, 2011, no such restricted cash balances were needed.

Time Deposits and Money Market Accounts.  Time deposits primarily represent investments of cash held in non-demand deposit accounts. Money market accounts primarily represent short term interest-bearing deposit accounts including an account that contains restricted cash held for employee flexible spending accounts.

Interest Income.  Interest income, including the amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of December 31, 2011, three issuers representing less than 1% of total investments at fair value were considered in default.

Dividends from Affiliate Asset Manager.  The Company records dividend income from its affiliate asset manager on the declaration date, which represents the ex-dividend date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class B-2L Notes of the Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognizes prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. In January 31, 2011, the Company fully repaid its outstanding secured credit borrowing facility which had a balance of $86.7 million as of December 31, 2010 and, at repayment, all related debt issuance costs were fully amortized. During March 2011, the Company issued $60 million of convertible senior notes (the “Convertible Senior Notes”) and incurred debt issuance costs of approximately $2.4 million which will be amortized over a five-year period. At December 31, 2011, there was an unamortized debt issuance cost of approximately $2.0 million included in other assets in the accompanying balance sheet. Amortization expense for the year ended December 31, 2011 and 2010 was approximately $353,000 and $596,000, respectively.

Expenses.  The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and its asset manager affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with its asset manager affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are not material.

Dividends.  Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Recent Accounting Pronouncements

Improved Disclosures Regarding Fair Value Measurements.  In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels I and II, and activity in Level III fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level III disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 4 “— Portfolio Investments” and did not have a material impact on the Company’s financial results.

In May 2011, the FASB issued FASB Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. The amendments in this ASU are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. Management currently believes that the adoption of this ASU will not have a material impact on the Company’s operating results, financial position or cash flows.

3. EARNINGS (LOSSES) PER SHARE

The following information sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity per share for the years ended December 31, 2011, 2010, and 2009:

	For the Years ended December 31,
	2011	2010	2009
Net increase (decrease) in net assets from operations	$7,649,544	$(14,288,677)	$34,403,270
Net increase (decrease) in net assets available to common stockholders	7,649,544	(14,288,677)	34,403,270
Weighted average number of common shares outstanding for basic shares computation	22,868,647	22,598,185	22,105,800
Effect of dilutive securities – stock options	—	—	—
Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	22,868,647	22,598,185	22,105,800
Net increase (decrease) in net assets per basic common shares:
Net increase (decrease) in Net assets from operations(1)	0.33	(0.63)	1.56

Share-based awards that contain nonforfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to our employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation. Included in the weighted average shares outstanding for the year ended December 31, 2011 are 305,221 shares of unvested restricted stock, which were deemed to be participating securities.

Options to purchase 20,000 shares were included in the computation of diluted earnings per share for the year ended December 31, 2011. For the year ended December 31, 2010, options to purchase 40,000 shares

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

3. EARNINGS (LOSSES) PER SHARE  – (continued)

were not included in the computation of diluted earnings per share because the effect would be antidilutive as the exercise prices exceeded the average market price of the common shares.

The Company’s Convertible Senior Notes are included in the computation of the diluted net increase or decrease in net assets resulting from operations per share in accordance with ASC 261-10-45-40-b by application of the “if-converted method.” Under the if-converted method, interest charges applicable to the convertible debt for the period are added to the reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible debt is considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share. For the year ended December 31, 2011, the convertible debt is anti-dilutive.

The if-converted method of computing the dilutive effects on convertible debt assumes a conversion even if the contracted conversion price exceeds the market value of the shares. The Company’s Convertible Senior Notes have a conversion price of $8.44 per share which was above the Company’s net asset value per share at the time of issuance. Upon conversion, the Company would issue the full amount of common stock upon conversion and retire the full amount of debt outstanding.

On February 29, 2012, the Company completed the acquisition of Trimaran Advisors, L.L.C. (“Trimaran”) through a newly-formed, wholly-owned subsidiary of the Company. The aggregate consideration paid for all of the outstanding equity interests in Trimaran consisted of $13.0 million in cash and 3,600,000 shares of common stock, par value $0.01 per share, of the Company. The change in the number of common shares outstanding at December 31, 2011 as if this acquisition had closed prior to year end would be an increase of 3,600,000 common shares to a total outstanding share amount of 26,367,130.

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at December 31, 2011 and December 31, 2010:

	December 31, 2011			December 31, 2010
Security Type	Cost	Fair Value	%	Cost	Fair Value	%
Time Deposits	$229,152	$229,152	—%	$720,225	$720,225	—%
Money Market Account	31,622,134	31,622,134	18	210,311	210,311	—
Senior Secured Loan	54,045,184	45,259,328	25	34,183,551	22,001,256	12
Junior Secured Loan	58,936,728	47,300,172	26	76,896,867	63,944,003	34
Mezzanine Investment	10,931,428	11,588,115	6	10,744,496	250,000	—
Senior Subordinated Bond	9,997,898	10,125,891	6	4,320,596	4,490,709	3
CLO Fund Securities	65,209,809	46,412,000	26	68,280,200	53,031,000	28
Equity Securities	16,559,610	6,040,895	3	13,232,266	4,437,871	3
Preferred	400,000	400,000	—	650,961	607,921	—
Affiliate Asset Managers	44,338,301	40,814,000	23	44,532,329	41,493,000	22
Total	$292,270,244	$239,791,687	133%	$253,771,802	$191,186,296	102%

(1)	Calculated as a percentage of net asset value

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The industry concentrations, based on the fair value of the Company’s investment portfolio as of December 31, 2011 and December 31, 2010, were as follows:

	December 31, 2011			December 31, 2010
Industry Classification	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Aerospace and Defense	$19,683,821	$19,439,230	10%	$6,499,518	$5,613,844	3%
Asset Management Company(2)	44,338,301	40,814,000	23	44,532,329	41,493,000	22
Beverage, Food and Tobacco	9,892,274	9,796,565	5	—	—	—
Broadcasting and Entertainment(3)	—	—	—	—	—	—
Buildings and Real Estate	18,591,674	662,443	—	32,845,509	6,923,964	4
Cargo Transport	4,374,350	4,374,351	2	4,940,182	4,940,182	3
Chemicals, Plastics and Rubber	4,809,459	4,614,828	3	—	—	—
CLO Fund Securities	65,209,809	46,412,000	26	68,280,200	53,031,000	28
Containers, Packaging and Glass	—	—	—	3,009,682	3,000,000	2
Diversified/Conglomerate Manufacturing	6,905,447	7,000,000	4	—	—	—
Diversified/Conglomerate Service	2,870,642	372,599	—	10,384,036	8,345,287	4
Electronics	8,831,440	9,026,186	5	3,006,137	3,176,250	2
Healthcare, Education and Childcare	20,956,582	19,523,824	11	15,113,551	15,037,936	8
Home and Office Furnishings, Housewares, and Durable Consumer Products	21,683,112	20,604,850	11	9,654,903	8,804,450	5
Insurance	4,919,522	3,753,000	2	4,890,322	4,049,000	2
Leisure, Amusement, Motion Pictures, Entertainment	2,290,892	2,084,012	1	2,114,458	1,983,619	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	3,483,174	3,891,900	2	3,477,696	3,864,600	2
Mining, Steel, Iron and Non-Precious Metals	797,091	438,913	—	14,381,863	14,430,312	8
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,250,000	2	5,000,000	3,435,000	2
Personal, Food and Miscellaneous Services	2,872,500	2,827,359	2	14,730,350	4,090,000	2
Personal Transportation	2,993,092	2,983,648	2	—	—	—
Printing and Publishing	1,044,539	1,223,743	1	5,980,529	5,669,716	3
Retail Stores	1,885,086	1,932,500	1	—	—	—
Telecommunications	2,986,151	2,776,950	2	—	—	—
Time Deposit and Money Market Accounts	31,851,286	31,851,286	18	930,537	930,536	—
Utilities	4,000,000	137,500	—	4,000,000	2,367,600	1
Total	$292,270,244	$239,791,687	133%	$253,771,802	$191,186,296	102%

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

(1)	Calculated as a percentage of net asset value.
(2)	Represents Katonah Debt Advisors and related asset manager affiliates.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2011 and December 31, 2010, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. The Company is generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, the Company may co-invest on a concurrent basis with Kohlberg & Co. or any of its affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Certain types of negotiated co-investments may be made only if the Company receives an order from the SEC permitting it to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

At December 31, 2011 and December 31, 2010, approximately 21% and 29% of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 19% and 28% of its portfolio on such dates), respectively. At December 31, 2011, no foreign assets were in U.S. dollar denominated over-night time Eurodollar deposits which revert to cash each business morning.

At December 31, 2011 and December 31, 2010, the Company’s ten largest portfolio companies represented approximately 62% and 65%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned asset manager affiliate, represented 17% and 22% of the total fair value of the Company’s investments at December 31, 2011 and December 31, 2010, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 26% and 30% of the total fair value of the Company’s investments at December 31, 2011 and December 31, 2010, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

The subordinated securities and preferred share securities are considered equity positions in the CLO Funds and, as of December 31, 2011 and December 31, 2010, the Company had approximately $40 million and $45 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2011 was approximately $64 million and aggregate unrealized depreciation on CLO Fund securities totaled approximately $24 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2010, was approximately $67 million and aggregate unrealized depreciation on CLO Fund securities totaled approximately $22 million.

In May, 2009 the Company purchased the class B-2L notes of the Katonah 2007-1 CLO investment managed by Katonah Debt Advisors (“Katonah 2007-1 B-2L”). The Company purchased the Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of December 31, 2011 were approximately $7 million, $1 million, and $7 million, respectively, and at December 31, 2010, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $8 million, $1 million, and $8 million, respectively. Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by the Company and are making their required quarterly distributions.

All CLO Funds managed by Katonah Debt Advisors are currently making quarterly dividend distributions to the Company and are paying all senior and subordinate management fees to Katonah Debt Advisors. With the exception of the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to the Company.

Fair Value Measurements

The Company follows the provisions of Fair Value Measurements and Disclosures , which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard (see Note 2, “Significant Accounting Policies — Investments”).

Fair Value Measurements and Disclosures establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. Substantially all of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. Ongoing reviews by the Company’s investment analysts, Chief Investment Officer, Valuation Committee and independent valuation firms (if engaged) are based on an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

The following table summarizes the fair value of investments by the above Fair Value Measurements and Disclosures fair value hierarchy levels as of December 31, 2011 and December 31, 2010, respectively:

	As of December, 31 2011
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$31,851,286	$—	$31,851,286
Debt securities	—	31,578,832	83,094,674	114,673,506
CLO fund securities	—	—	46,412,000	46,412,000
Equity securities	—	—	6,040,895	6,040,895
Asset manager affiliate	—	—	40,814,000	40,814,000

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

	As of December, 31 2010
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$930,536	$—	$930,536
Debt securities	—	—	91,042,928	91,042,928
CLO fund securities	—	—	53,031,000	53,031,000
Equity securities	—	—	4,688,832	4,688,832
Asset manager affiliate	—	—	41,493,000	41,493,000

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, most, if not all, of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for Fair Value Measurements and Disclosures have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are deemed Level III values since such values are not traded on an active public exchange and may represent a traded or broker quote on an asset that is infrequently traded.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In 2011 and 2010, the Company engaged an independent valuation firm, to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. Third party valuations were performed on approximately 8% of investments at fair value as of December 31, 2011. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for asset manager affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the asset manager affiliate. The Company recognizes that comparable asset managers may not be fully comparable to its asset manager affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used unobservable inputs to determine fair value are as follows:

	Year Ended December 31, 2011
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760
Transfers out of Level III(1)	—	—	—	—	—
Net accretion of discount	156,180	79,609	—	—	235,789
Purchases	81,815,921	—	3,218,151	(194,027)	84,840,045
Sales	(56,944,765)	(1,935,000)	(141,769)	—	(59,021,534)
Total loss realized and unrealized included in earnings	(1,396,758)	(4,763,609)	(1,724,319)	(484,973)	(8,369,659)
Balance, December 31, 2011	$114,673,506	$46,412,000	$6,040,895	$40,814,000	$207,940,401
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(2,344,027)	(4,198,609)	(1,724,321)	(1,703,973)	(9,970,930)

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

	Year Ended December 31, 2010
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2009	$297,356,529	$48,971,000	$4,713,246	$58,064,720	$409,105,495
Transfers out of Level III(1)	—	—	—	—	—
Net accretion of discount	381,677	85,149	—	—	466,826
Purchases	9,981,426	—	1,927,366	3,780,817	15,689,609
Sales	(208,820,374)	—	—	—	(208,820,374)
Total gain (loss) realized and unrealized included in earnings	(7,856,330)	3,974,851	(1,951,780)	(20,352,537)	(26,185,796)
Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(5,623,079)	$3,974,851	$(1,142,038)	$(20,352,537)	$(23,142,803)

(1)	Transfers out of Level III represent a transfer of $0 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were observable as of Dec 31, 2011

5. AFFILIATE ASSET MANAGERS

Wholly-Owned Asset Manager

Katonah Debt Advisors is a wholly-owned portfolio company. Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At December 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management, and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $41 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees Katonah Debt Advisors receives have two components — a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by Katonah Debt Advisors are paying both their senior and subordinated management fees on a current basis.

During 2009, certain CLO funds managed by Katonah Debt Advisors were restricted from currently paying their subordinated management fees as a result of the failure by those CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements. At such time, those subordinated management fees continued to be accrued by the applicable CLO Fund to become payable to Katonah Debt Advisors when such CLO Fund becomes compliant with the applicable covenants. During the year ended December 31, 2010, all those CLO Funds which deferred payment of their subordinated management fees regained compliance with all applicable covenants in order to pay current subordinated management fees as well as a portion of previously accrued subordinated management fees. During the year ended December 31, 2010, approximately $5 million of deferred subordinated management fees had been paid.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

5. AFFILIATE ASSET MANAGERS  – (continued)

In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. On February 4, 2011, Katonah Debt Advisors entered to an Asset Purchase Agreement with a third-party buyer controlled by a former Katonah Debt Advisors employee to sell substantially all of the Scott’s Cove assets for a purchase price of $25,000. The transaction closed on February 28, 2011. At closing, Katonah Debt Advisors and the buyer entered into a Services Agreement, pursuant to which the buyer paid to Katonah Debt Advisors $225,000 for certain transitional services to be provided by Katonah Debt Advisors (including access to office space, secretarial services and information technology support) and agreed to pay an additional amount of $75,000 on each of the first and second anniversaries of the closing date (subject to, in the case of the first payment, deferment for up to one year under certain circumstances). Katonah Debt Advisors’ obligation to provide transitional services under the Services Agreement continued through June 30, 2011. At closing, Katonah Debt Advisors and the employees that formerly managed the Scott’s Cove assets also entered into employee termination agreements, whereby they agreed to terminate their employment with Katonah Debt Advisors and to relinquish all claims against Katonah Debt Advisors or its affiliates.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager are recorded as declared (where declaration date represents ex-dividend date) by Katonah Debt Advisors as income on our statement of operations. For the year ended December 31, 2011, Katonah Debt Advisors made distributions of $1.9 million to the Company. Dividends are recorded as declared (where declaration date represents ex-dividend date) by Katonah Debt Advisors as income on our statement of operations. The declared fourth quarter dividend of $750,000 by Katonah Debt Advisors was recorded as a dividend receivable as of December 31, 2011.

As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss. See Note 2, “Significant Accounting Policies” and Note 4, “Investments” for further information relating to the Company’s valuation methodology. For the year ended December 31, 2011 Katonah Debt Advisors had a decrease in fair value of approximately $679,000.

As a separately regarded entity for tax purposes, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of Katonah Debt Advisors’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. Katonah Debt Advisors’ taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

5. AFFILIATE ASSET MANAGERS  – (continued)

$1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At December 31, 2011 and December 31, 2010 there were no intercompany balances with our affiliates.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of December 31, 2011	As of December 31, 2010
Convertible Senior Notes, due March 15, 2016	$60,000,000	$—
Secured credit facility, due February 28, 2011(1)	$—	$86,746,582

(1)	February 28, 2011 was the maturity date as established by a Forbearance and Settlement Agreement dated September 20, 2010.

Secured Credit Facility

At December 31, 2010, the Company had a secured credit facility with an outstanding balance of $86,746,582.

On January 31, 2011, the Company repaid in full the outstanding balance under this facility, resulting in the lenders’ release to the Company of approximately $73 million of collateral previously securing the facility and their payment of a $2 million cash settlement to the Company.

Convertible Senior Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Convertible Senior Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 118.5255 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $8.44 per share of common stock. The conversion rate will be subject to adjustment upon certain events.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Convertible Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Senior Notes.

No holder of Convertible Senior Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

with the conversion or redemption of the Convertible Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date.. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

In connection with the issuance of the Convertible Senior Notes, the Company incurred approximately $2.4 million of debt offering costs which are being amortized over the term of the facility on a straight-line basis, which approximates the effective yield method, of which approximately $2.0 million remains to be amortized.

The Convertible Senior Notes have been analyzed for any features that would require its accounting to be bifurcated. There are no features that require accounting to be bifurcated, and as a result, they are recorded as a liability at their contractual amounts.

For the period from March 11, 2011 (the date of issuance of the notes) to December 31, 2011, the Company recorded approximately $4.5 million of interest costs and amortization of financing costs as interest expense.

Fair Value of Convertible Senior Notes.  The Company carries the Convertible Senior Notes at cost. The Convertible Senior Notes were issued in a private placement and there is no active trading of these notes. The fair value of the Company’s outstanding Convertible Senior Notes was approximately $55.2 million at December 31, 2011. The fair value was determined based on the average of indicative bid and offer pricing for the Convertible Senior Notes.

7. DISTRIBUTABLE TAX INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly dividends, if any, are determined by the Board of Directors. The Company anticipates distributing at least 90% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2011). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. The Company anticipates timely distribution of its taxable income within the tax rules, and the Company anticipates that it will not incur a US federal excise tax for the calendar year 2011.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAX INCOME  – (continued)

The following reconciles net decrease in shareholders’ equity resulting from operations to taxable income for the year ended December 31, 2011:

	Year Ended December 31,
	2011	2010
Net increase (decrease) in stockholders' equity resulting from operations	$7,649,544	$(14,288,677)
Net change in unrealized (appreciation) depreciation from investments	(10,106,949)	8,322,812
Excess capital losses over capital gains	18,476,608	17,862,984
Income not on GAAP books currently taxable	85,608	241,110
Income not currently taxable	(89,793)	(76,990)
Expenses not currently deductible	(120,240)	347,883
Expenses not on GAAP books currently deductible	(3,978)	(3,978)
Taxable income before deductions for distributions	$15,890,800	$12,405,144
Taxable income before deductions for distributions per weighted average shares for the period	$0.69	$0.55

Taxable income differs from net increase (decrease) in stockholders’ equity resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) amortization of discount on CLO Fund Securities; (3) amortization of organizational costs; (4) non-deductible expenses; (5) stock compensation expense that is not currently deductible for tax purposes; (6) excess of capital losses over capital gains; and (7) recognition of interest income on certain loans.

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital ( i.e. , return of capital). The tax character of distributions paid during the years ended December 31, 2011, 2010, and 2009 was as follows:

	Year Ended December 31,
	2011	2010	2009
Distributions paid from:
Ordinary income	$15,890,800	$12,405,144	$19,869,708
	15,890,800	12,405,144	19,869,708
(Under distribution) Return of Capital	(114,461)	2,817,067	333,017
	$15,776,339	$15,222,211	$20,202,725

As of December 31, 2011 and 2010, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2011	2010
Distributable ordinary income	$947,068	$818,664
Capital loss carryforward	(50,501,419)	(32,024,811)
Net unrealized depreciation	(52,478,555)	(62,585,504)

At December 31, 2011, the Company had a net capital loss carryforward of $51 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will begin to expire in the tax year ending December 31, 2015.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAX INCOME  – (continued)

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of both December 31, 2011 and December 31, 2010, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, of which approximately $0 had been funded as of December 31, 2011 and $1 million had been funded as of December 31, 2010. As of December 31, 2011 and December 31, 2010, the Company had committed to make no investments in delayed draw senior secured loans.

The Company and certain directors and officers were named as defendants in three putative class actions pending in the Southern District of New York brought by stockholders of the Company and filed in December 2009 and January 2010. The complaints in these three actions alleged violations of Sections 10 and 20 of the Exchange Act based on the Company’s disclosures of its year-end 2008 and first- and second-quarter 2009 financial statements. The federal court consolidated the three lawsuits and appointed a lead plaintiff under the Private Securities Litigation Reform Act on March 21, 2011, and lead plaintiff filed a consolidated amended complaint on May 11, 2011. The Company moved to dismiss the consolidated amended complaint. On July 28, 2011, the Court granted that motion and dismissed the consolidated amended complaint, giving the plaintiff until August 22, 2011 to file any further amended complaint. Lead plaintiff filed a second amended consolidated class action complaint on August 22, 2011, which defendants moved to dismiss. The Court dismissed that complaint with prejudice on October 7, 2011. The time for that Lead plaintiff to appeal the dismissal has now passed.

In addition, the Company and certain directors and officers were also named as defendants in a derivative action filed on March 2, 2010 in the Supreme Court of New York, County of New York. The complaint in this action purported to state causes of action for breaches of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, and corporate waste. On October 20, 2010, the court dismissed the complaint, and found, among other things, that the plaintiff had not alleged that any of the Company’s directors “knowingly misrepresented or permitted others to misrepresent KCAP’s financial condition,” or that the directors were confronted with “red flags” sufficient to put them on notice of potential problems with KCAP’s investment

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

8. COMMITMENTS AND CONTINGENCIES  – (continued)

valuations so as to excuse plaintiff’s requirement under Delaware law to make a demand on KCAP’s board before filing suit. On January 12, 2011, the court entered the final judgment dismissing the complaint. While plaintiff filed a timely notice of appeal, the time to perfect that appeal expired in November.

On January 11, 2010, the staff of the SEC’s Division of Enforcement informed the Company that it was conducting an informal inquiry. The focus of the inquiry concerns the valuation methodology and procedures used by the Company to value its investments. On April 30, 2010, the SEC Staff advised the Company that a formal order of private investigation had been issued and that the informal inquiry was now a formal investigation. A subpoena has been issued to the Company in connection with the formal investigation. The subpoena requests that the Company produce documents that primarily relate to the valuation methodology and procedures used by the Company to value its investments. Since January 2010, the Company has been providing documents in response to the informal inquiry and the subpoena, and the SEC Staff has taken testimony from Company representatives. The Company is cooperating fully with the SEC Staff’s investigation. The Company cannot predict the outcome of, or the time frame for, the conclusion of this investigation.

9. STOCKHOLDERS’ EQUITY

On April 28, 2008 the Company completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million. During the year ended December 31, 2011 and December 31, 2010, the Company issued 141,278 and 301,663 shares, respectively, of common stock under its dividend reinvestment plan. For the year ended December 31, 2011, the Company issued 90,805 shares of restricted stock for which 3,668 shares were forfeited and 96,122 shares were converted to common stock during the year due to vesting. The total number of shares issued and outstanding as of December 31, 2011 was and 22,992,211, respectively and shares issued and outstanding as of December 31, 2010 was 22,767,130.

10. EQUITY INCENTIVE PLAN

During 2006 and as amended in 2008, the Company established an equity incentive plan (the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted.

Stock Options

During the years ended December 31, 2009, and December 31, 2010, 20,000 options per year were granted to non-employee directors as partial annual compensation for their services as director. Each of these annual options grants have a vesting period by which 50% of such options vest on the grant date and 50% vest on the first grant date anniversary. The exercise price of these grants and other characteristics of these grants are as follows:

Options granted for the year ended:	Exercise Price	Exercise Period (years)	Risk Free Rate	Volatility Rate	Weighted Average Grant Date Fair Value per Share
December 31, 2009	$4.93	10	4.3%	41%	$0.90
December 31, 2010	$4.83	10	3.1%	59%	$1.46

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan. Accordingly, the previous annual grant of 20,000 options to non-employee directors was discontinued and replaced with an annual grant of 4,000 shares of restricted stock as partial annual compensation for the services of the non-employee directors.

Information with respect to options granted, exercised and forfeited under the Plan for the period January 1, 2010 through December 31, 2011 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2010	40,000	$8.45
Granted	20,000	$4.83
Exercised	—	$—
Forfeited	—	$—
Options outstanding at December 31, 2010	60,000	$7.24
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Outstanding at December 31, 2011	60,000	$7.24	7.5	$57,200
Total vested at December 31, 2011	60,000	$7.24	7.5

(1)	Represents the difference between the market value of shares of the Company upon exercise of the options at December 31, 2011 and the cost for the option holders to exercise the options.

For the year ended December 31, 2011, 20,000 options with a weighted average grant date fair value of $4.88 vested during the period and 50,000 options issued at a weighted average grant date fair value of $7.73 remained unvested. For the year ended December 31, 2010, 10,000 options with a weighted average grant date fair value of $4.83 vested during the period and 60,000 options issued at a grant date fair value of $7.24 weighted average remained unvested.

The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants. For the year ended December 31, 2011, the Company recognized non-cash compensation expense related to stock options of approximately $8,000. For the year ended December 31, 2010, the Company recognized non-cash compensation expense related to stock options of approximately $25,000. For the year ended December 31, 2009, the Company recognized non-cash compensation expense related to stock options of approximately $21,000. At December 31, 2011, the Company had no remaining compensation cost related to unvested stock-based awards.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Plan, as amended and the Board of Directors approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. On October 7, 2011 and July 22, 2010, the Board of Directors approved the grant of an additional 86,805 and 103,519 shares of restricted stock, respectively, to a certain executive officer of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company's common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. Subsequently, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As of December 31, 2011, 233,998 of such shares were vested and converted to common shares. The remaining 25,002 shares have been forfeited.

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan, and the Board of Directors approved the grant of awards of 4,000 shares of restricted stock to the non-employee directors of the Company as partial annual compensation for their services as director. Such awards of restricted stock will vest as to 50% of the shares on the grant date and the remaining 50% of the shares on the first anniversary of the grant date.

During the year ended December 31, 2011, 96,122 shares of restricted stock were vested and converted to common shares. As of December 31, 2011, after giving effect to these option cancellations and restricted stock awards, there were options to purchase 60,000 shares of common stock outstanding and there were 327,339 shares of restricted stock outstanding. Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2009 through December 31, 2011 is as follows:

	Non-Vested Restricted Shares	Weighted Average Exercise Price per Share
Non-vested shares outstanding at December 31, 2009	302,139	$9.63
Granted	103,519	$4.83
Vested	(64,667)	$10.39
Forfeited	(4,667)	$9.82
Non-vested shares outstanding at December 31, 2010	336,324	$8.01
Granted	90,805	$8.11
Vested	(96,122)	$11.16
Forfeited	(3,668)	$9.67
Outstanding at December 31, 2011	327,339	$6.46
Total non-vested shares at December 31, 2011	327,339	$6.46

For the year ended December 31, 2011, non-cash compensation expense related to restricted stock was approximately $766,000; of this amount approximately $677,000 was expensed at the Company and approximately $89,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the year ended December 31, 2010, non-cash compensation expense related to restricted stock was approximately $894,000; of this amount approximately $654,000 was expensed at the Company and approximately $240,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the year ended December 31, 2009 non-cash compensation expense related to restricted stock was approximately $890,000; of this amount approximately $609,000 was expensed at the Company and approximately $281,000 was a reimbursable expense allocated to Katonah Debt Advisors.

Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. At December 31, 2011, the Company had approximately $1 million of total unrecognized compensation cost related to nonvested share-based awards. That cost is expected to be recognized over a weighted average period of 2.3 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

11. OTHER EMPLOYEE COMPENSATION  – (continued)

up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the years ended December 31, 2011 and 2010, the Company made contributions to the 401K Plan of approximately $23,000 and $29,000, respectively.

The Company has also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, the Company may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. For the year ended December 31, 2011, the Company made contributions of approximately $139,000 to the Profit-Sharing Plan.

12. IMPACT OF NEW ACCOUNTING STANDARDS

In May 2011, the FASB issued Accounting Standards Update 2011-04, “Fair Value Measurements: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” (ASU 2011-04). ASU 2011-04 amends Topic 820 to clarify existing fair value measurement disclosures to (1) specifically provide quantitative information about the significant unobservable inputs used for all level 3 measurements and (2) disclose any transfers between levels 1 and 2 of the fair value hierarchy, not just significant transfers. ASU 2011-04 also requires a number of additional disclosures regarding fair value measurements. Specifically, ASU 2011-04 requires entities to disclose: (1) a qualitative discussion about the sensitivity of recurring level 3 measurements to changes in the unobservable inputs disclosed, including the interrelationship between inputs; (2) a description of the Company’s valuation processes surrounding level 3 measurements; (3) information about when the current use of a non-financial asset measured at fair value differs from its highest and best use; and (4) the hierarchy classification for items whose fair value is not recorded on the balance sheet but is disclosed in the notes. ASU 2011-04 amends Topic 820 to change the fair value measurement of financial instruments and the application of premiums and discounts in a fair value measurement. ASU 2011-04 also clarifies existing fair value measurement regarding the concepts of valuation premise, the application of the highest and best use, and the fair value measurement of an instrument classified in an entity’s shareholders’ equity. The adoption of ASU 2011-04 is not expected to have an effect on the Company’s current fair value measurements but is expected to have a significant impact on the Company’s disclosures related to the assets and liabilities of its consolidated investment products that are classified as level 3 assets within the fair value hierarchy. The amendments to Topic 820 made by ASU 2011-04 are effective for interim and annual periods beginning on or after December 15, 2011. As such, these disclosure changes will be required in the Company’s Form 10-Q for the three months ended March 31, 2012.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

13. SELECTED QUARTERLY DATA (Unaudited)

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Total interest and related portfolio income	$7,346,660	$6,293,311	$7,260,030	$7,106,522
Net investment income	$5,007,602	$2,900,004	$4,047,546	$4,064,052
Net increase (decrease) in net assets resulting from operations	$9,604,633	$873,829	$(1,485,255)	$(1,343,663)
Net increase (decrease) in net assets resulting from operations per share – basic	$0.43	$0.04	$(0.07)	$(0.06)
Net increase (decrease) in net assets resulting from operations per share – diluted	$0.43	$0.04	$(0.07)	$(0.06)
Net investment income per share – basic	$0.22	$0.13	$0.18	$0.18
Net investment income per share – diluted	$0.22	$0.13	$0.18	$0.18

	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Total interest and related portfolio income	$6,963,826	$7,382,805	$8,091,217	$6,916,015
Net investment income	$2,578,494	$297,198	$3,831,270	$5,190,156
Net increase (decrease) in net assets resulting from operations	$1,594,909	$(5,690,916)	$(3,319,312)	$(6,873,359)
Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.07	$(0.26)	$(0.15)	$(0.31)
Net increase (decrease) in net assets resulting from operations per share – diluted	$0.07	$(0.26)	$(0.15)	$(0.31)
Net investment income per share – basic	$0.12	$0.01	$0.17	$0.23
Net investment income per share – diluted	$0.12	$0.01	$0.17	$0.23

14. SUBSEQUENT EVENTS

On February 24, 2012, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent (“BNYM”), and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of the Company (“KCAP Funding”), whereby KCAP Funding purchased a portfolio of senior secured term loans (the “Collateral Debt Obligations”), the purchase of which was financed by the issuance of (a) a senior note in an aggregate principal amount of $30.0 million, issued to CS in exchange for $30.0 million in cash and (b) a junior note in an aggregate principal amount of $12.5 million, issued to the Company in exchange for the sale by the Company to KCAP Funding of the Collateral Debt Obligations. Pursuant to the Note Purchase Agreement, the Company has agreed to act as Portfolio Manager on behalf of KCAP Funding and CS of the Collateral Debt Obligations, and has granted a security interest to KCAP Funding in all of the Company’s right to receive certain management fees, and KCAP Funding granted to CS a security interest in, among other things, the Collateral Debt Obligations and its rights to receive the management fees pledged to it by the Company. In its capacity as Portfolio Manager, the Company also entered into a Collateral Administration Agreement, dated as of February 24, 2012, with KCAP Funding, CS and BNYM, as collateral administrator and collateral agent, whereby BNYM will, among other things, hold the collateral on behalf of CS, as secured party, administer the Collateral Debt Obligations and perform certain other administrative obligations.

On February 29, 2012, the Company completed the acquisition of Trimaran Advisors, L.L.C. (“Trimaran”) through a newly-formed, wholly-owned subsidiary of the Company. The aggregate consideration

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

14. SUBSEQUENT EVENTS  – (continued)

paid for all of the outstanding equity interests in Trimaran consisted of $13.0 million in cash and 3,600,000 shares of common stock, par value $0.01 per share, of the Company. Trimaran manages four CLO Funds with aggregate assets under management of approximately $1.5 billion. Contemporaneously with the acquisition, the Company also acquired the subordinated or preferred share interests in certain CLO Funds managed by Trimaran for an aggregate cash purchase price of $12.0 million.

OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Member of
Katonah Debt Advisors, L.L.C.

We have audited the accompanying combined balance sheets of Katonah Debt Advisors, L.L.C., and affiliates, Katonah Management Holding, LLC, Katonah X Management LLC, Katonah 2007-I Management LLC, Katonah Scott’s Cove Capital Management LLC, Katonah VII CLO Ltd., Katonah VIII CLO Ltd., Katonah IX CLO Ltd., Katonah X CLO Ltd., and Katonah 2007-I CLO, Ltd., (a Delaware corporation) (collectively, the “Company”) as of December 31, 2011 and 2010, and the related combined statements of operations, changes in member’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Katonah Debt Advisors, L.L.C. and affiliates as of December 31, 2011 and 2010, and the results of their operations, changes in member’s equity and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
New York, New York
March 15, 2012

KATONAH DEBT ADVISORS, L.L.C.

COMBINED BALANCE SHEETS

	As of December 31, 2011	As of December 31, 2010
ASSETS
Investments of CLO Funds at fair value	$1,768,088,977	$1,741,497,876
Cash	6,364,939	4,497,282
Restricted cash of CLO Funds	71,888,141	137,546,770
Accrued management fees receivable	—	198,521
Accrued interest receivable	8,065,586	7,968,701
Deferred tax asset	383,348	—
Other assets	722,440	2,874,698
Total assets	$1,855,513,431	$1,894,583,848
LIABILITIES
CLO Fund liabilities at fair value	$1,727,560,760	$1,717,378,071
Accrued interest expense	7,676,896	6,231,024
Payable for open trades	15,454,626	32,235,824
Accounts payable and accrued expenses	2,749,899	2,481,610
Deferred tax liability	—	182,585
Total liabilities	$1,753,442,181	$1,758,509,114
MEMBER'S EQUITY
Member's contributions	$12,933,258	$12,112,655
Accumulated earnings (deficit)	(6,707,276)	(5,548,487)
Total Katonah Debt Advisors L.L.C. equity	6,225,982	6,564,168
Appropriated retained earnings of Consolidated Variable Interest Entities	95,845,268	129,510,566
Total member's equity	102,071,250	136,074,734
Total liabilities and member's equity	$1,855,513,431	$1,894,583,848

See accompanying notes to combined financial statements.

KATONAH DEBT ADVISORS, L.L.C.

COMBINED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2011	2010	2009
			(unaudited)
Income
Interest income – investments of CLO Funds	$68,772,354	$63,504,932	$—
Interest income – cash and time deposits	72,372	81,297	17,617
Management and incentive fees	448,790	1,376,108	10,158,056
Fee income – investments of CLO Funds	3,769,889	2,318,083	—
Other income	7,231	24,244	6,897
Total income	73,070,636	67,304,664	10,182,570
Expenses
Interest expense of CLO Fund liabilities	55,650,280	36,043,196	—
Compensation	5,399,450	6,557,730	6,497,776
Insurance	469,089	403,171	372,531
Professional fees	990,307	2,262,786	382,506
Administrative and other	1,429,837	1,609,358	1,110,023
Trustee fees	540,683	545,326	—
Total expenses	64,479,646	47,421,567	8,362,836
Net realized and unrealized gain (loss)	(41,726,392)	(29,488,314)	—
Net income (loss) before tax	(33,135,402)	(9,605,217)	1,819,734
Income tax expense (benefit)	(221,315)	873,901	1,228,518
Net income (loss)	(32,914,087)	(10,479,118)	591,216
Net income (loss) attributable to noncontrolling interests in consolidated Variable Interest Entities	(33,665,298)	(11,002,220)	—
Net income (loss) attributable to Katonah Debt Advisors, L.L.C.	$751,211	$523,102	$591,216

See accompanying notes to combined financial statements.

KATONAH DEBT ADVISORS, L.L.C.

COMBINED STATEMENTS OF CHANGES IN MEMBER'S EQUITY

	Member's Contributions	Accumulated Earnings (Deficit)	Appropriated Retained Earnings of Variable Interest Entities	Total Member's Equity
Total at January 1, 2009 (unaudited)	$4,748,421	$(2,162,805)	$—	$2,585,616
Net income (loss) (unaudited)	—	591,216	—	591,216
Contributions (unaudited)	3,600,016	—	—	3,600,016
Total at December 31, 2009 (unaudited)	8,348,437	(1,571,589)	—	6,776,848
Adoption of guidance now encompassed in ASC Topic 810	—	—	140,512,786	140,512,786
January 1, 2010, as adjusted	8,348,437	(1,571,589)	140,512,786	147,289,634
Net income (loss)	—	523,102	—	523,102
Contributions	3,764,218	—	—	3,764,218
Distributions	—	(4,500,000)	—	(4,500,000)
Net income (loss) classified as appropriated retained earnings	—	—	(11,002,220)	(11,002,220)
Total at December 31, 2010	12,112,655	(5,548,487)	129,510,566	136,074,734
Net income (loss)	—	751,211	—	751,211
Distributions	(34,640)	(1,910,000)	—	(1,944,640)
Contributions	855,243	—	—	855,243
Net income (loss) classified as appropriated retained earnings	—	—	(33,665,298)	(33,665,298)
Total at December 31, 2011	$12,933,258	$(6,707,276)	$95,845,268	$102,071,250

See accompanying notes to combined financial statements.

KATONAH DEBT ADVISORS, L.L.C.

COMBINED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2011		2010		2009 (unaudited)
	Katonah Debt Advisors, L.L.C. cash	Katonah Debt Advisors CLO Restricted Cash	Katonah Debt Advisors, L.L.C. cash	Katonah Debt Advisors CLO Restricted Cash	Katonah Debt Advisors, L.L.C. cash	Katonah Debt Advisors CLO Restricted Cash
OPERATING ACTIVITIES:
Net income (loss) attributable to Katonah Debt Advisors	$751,211	—	$523,102	—	$591,216	—
Net income (loss) attributable to Variable Interest Entities	—	$(33,665,298)	—	$(11,002,220)	—	—
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net change in deferred tax assets	(565,933)	—	620,648	—	(63,285)	—
Net realized and unrealized loss	1,808,520	39,917,872	—	29,488,314	—	—
Changes in operating assets and liabilities:
Decrease (increase) in accrued management fees receivable	190,826	7,694	3,849,962	(3,878,142)	(2,265,122)	—
Decrease (increase) in accrued interest receivable	(13)	(96,872)	3	(2,348,135)	243	—
Decrease receivable for open trades	—	—	—	1,855,000	—	—
Decrease (increase) in other assets	78,190	(131,130)	283,247	9,039	510,312	—
Increase (decrease) in accounts payable and accrued expenses	444,253	(29,284)	(369,846)	(31,487)	(4,639,838)	—
Increase (decrease) in payable for open trades	—	(16,781,198)	—	13,508,283	—	—
Increase (decrease) in accrued interest expense	—	1,445,871	—	2,503,203	—	—
Net cash provided by (used in) operating activities	2,707,054	(9,332,345)	4,907,116	30,103,855	(5,866,474)	—
Investing activities:
Change in Investments:
Purchase of investments	—	(836,925,087)	—	(646,646,273)	—	—
Sale of investments	—	77,790,466	—	117,530,020	—	—
Proceeds from sale and redemption of investments	250,000	704,008,337	—	532,448,082	—	—
Net cash provided by (used in) investing activities	250,000	(55,126,284)	—	3,331,829	—	—
Financing Activities:
Member’s contributions	855,243	—	3,764,218	—	3,600,016	—
Member’s distributions	(34,640)	—	—	—	—	—
Dividends paid in cash	(1,910,000)	—	(4,500,000)	—	—	—
Repayments of Debt	—	(1,200,000)	—	(9,821,734)	—	—
Net cash provided by (used in) financing activities	(1,089,397)	(1,200,000)	(735,782)	(9,821,734)	3,600,016	—
CHANGE IN CASH	1,867,657	(65,658,629)	4,171,334	23,613,950	(2,266,458)	—
CASH, BEGINNING OF YEAR	4,497,282	137,546,770	325,948	113,932,820	2,592,406	—
CASH, END OF YEAR	$6,364,939	$71,888,141	$4,497,282	$137,546,770	$325,948	—
Supplemental Information:
Cash paid for interest	—	$54,204,409	—	$33,539,993	—
Cash paid for taxes	$40,500	—	$477,904	—	$579,944

See accompanying notes to combined financial statements.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION

Katonah Debt Advisors, L.L.C., and affiliates, Katonah Management Holding, LLC, Katonah X Management LLC, Katonah 2007-I Management LLC, Katonah Scott’s Cove Capital Management LLC, Katonah VII CLO Ltd., Katonah VIII CLO Ltd., Katonah IX CLO Ltd., Katonah X CLO Ltd., and Katonah 2007-I CLO, Ltd. (collectively with its affiliates, “Katonah Debt Advisors”) manages collateralized loan obligation funds (“CLO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. Katonah Debt Advisors is wholly owned by Kohlberg Capital Corporation (“Kohlberg Capital”) which is an internally managed, non-diversified closed-end publically traded investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. Katonah Debt Advisors does not have any investment interests in the CLO Funds it manages; however, Kohlberg Capital holds investments in a portion of the bonds issued by the CLO Funds managed by Katonah Debt Advisors.

Katonah Debt Advisors provides investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. As of December 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of assets under management in five CLO Funds.

The five CLO funds managed by Katonah Debt Advisors are considered to be variable interest entities (“VIEs”) for which Katonah Debt Advisors is the primary beneficiary are consolidated into the financial statements of Katonah Debt Advisors as discussed in Note 3 — CLO Funds.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. On February 28, 2011, Katonah Debt Advisors sold its interest in Scotts Cove to a third-party buyer controlled by a former Katonah Debt Advisors employee for a purchase price of $25,000 and the buyer entered into a Services Agreement, pursuant to which the buyer paid to Katonah Debt Advisors $225,000 for certain transitional services to be provided by Katonah Debt Advisors and agreed to pay an additional amount of $75,000 on each of the first and second anniversaries of the closing date (subject to, in the case of the first payment, deferment for up to one year under certain circumstances). During the year ended December 31, 2011, Katonah Debt Advisors recognized a loss of $1.8 million on the sale of Scott’s Cove which is included in net realized and unrealized gain (loss) on the combined statements of operations.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Combination

In the opinion of management, the combined financial statements reflect all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial condition and results of operations for the periods presented. All significant intercompany transactions, balances, revenues and expenses are eliminated upon combination.

Use of Estimates

The preparation of the financial statements requires management to make significant estimates and assumptions that affect reported revenues, expenses, assets and liabilities and disclosure of contingent liabilities, including the fair value of CLO fund investments and CLO fund liabilities that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

The combined financial statements have been prepared in accordance with U.S. GAAP and include the financial statements of Katonah Debt Advisors and any VIEs required to be consolidated. A VIE is an entity that does not have sufficient equity to finance its operations without additional subordinated financial support, or an entity for which the risks and rewards of ownership are not directly linked to voting interests. Control is deemed to be present when the Parent holds a majority voting interest or otherwise has the power to govern the financial and operating policies of the subsidiary or VIE so as to obtain the benefits from its activities.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Katonah Debt Advisors provides investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. All of the CLO Funds are considered to be VIEs as discussed in Note 3 — CLO Funds.

Although Katonah Debt Advisors has no ownership interests in the CLO Funds it manages, Katonah Debt Advisors follows the provisions of Accounting Standards Codification (ASC) Topic 810, “Consolidation,” when accounting for VIEs further detailed below.

For CLO Funds, if Katonah Debt Advisors is deemed to have the power to direct the activities of the CLO that most significantly impact the CLO’s economic performance, and the obligation to absorb losses/right to receive benefits (management fees and potential incentive fees) from the CLO that could potentially be significant to the CLO, then Katonah Debt Advisors is deemed to be the CLO’s primary beneficiary and is required to consolidate the CLO.

All of the investments held and notes issued by CLO Funds considered to be VIEs are presented at fair value in Katonah Debt Advisors’ Combined Balance Sheet and interest income and expense of consolidated CLO Funds are presented in Katonah Debt Advisors’ Combined Statement of Operations. The surplus of consolidated CLO assets over CLO liabilities is reflected in Katonah Debt Advisor’s Combined Balance Sheets as retained earnings appropriated for investors in consolidated variable interest entities. Current period gains (losses) attributable to investors in consolidated CLOs are included in gains (losses) attributable to non-controlling interests in consolidated variable interest entities in the Combined Statement of Operations and in appropriated retained earnings of consolidated variable interest entities in the Consolidated Balance Sheets, as they are considered non-controlling interests of Katonah Debt Advisors.

Accounting Standards Codification.  In June 2009, the Financial Accounting Standards Board (“FASB”) issued a pronouncement establishing the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP. The ASC reorganized existing U.S. accounting and reporting standards issued by the FASB and other related private sector standard setters into a single source of authoritative accounting principles arranged by topic. The standard explicitly recognizes rules and interpretive releases of the Commission under federal securities laws as authoritative GAAP for SEC registrants. The ASC supersedes all existing U.S. accounting standards; all other accounting literature not included in the ASC (other than SEC guidance for publicly-traded companies) is considered non-authoritative. The ASC was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009. The adoption of the ASC changed the references to U.S. GAAP accounting standards but did not impact its results of operations, financial position or liquidity.

Investments of CLO Funds at Fair Value.  Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method. Investments held by the CLO Funds are stated at fair value. ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), requires among other things, disclosures about assets and liabilities that are measured and reported at fair value.

Hierarchy of Fair Value Inputs.  The provisions of ASC 820-10 establish a hierarchy that prioritizes inputs to valuation techniques used to measure fair value and require companies to disclose the fair value of their financial instruments according to the fair value hierarchy (i.e., Level 1, 2 and 3 inputs, as defined). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Additionally, companies are required to provide additional disclosure regarding instruments in the Level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 Inputs:

Quoted prices (unadjusted) in active markets for identical assets or liabilities at the reporting date.

•	Level 1 assets may include listed mutual funds (including those accounted for under the equity method of accounting as these mutual funds are investment companies, that have publicly available NAVs which in accordance with GAAP are calculated under fair value measures and are equal to the earnings of such funds), ETFs, equities and certain derivatives.

Level 2 Inputs:

Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; quotes from pricing services or brokers, for which Katonah Debt Advisors can determine that orderly transactions took place at the quoted price or that the inputs used to arrive at the price were observable; and inputs other than quoted prices that are observable, such as models or other valuation methodologies.

•	Level 2 assets in this category may include debt securities, bank loans, short-term floating rate notes and asset-backed securities, restricted public securities valued at a discount, as well as over the counter derivatives, including interest and inflation rate swaps and foreign currency exchange contracts that have inputs to the valuations that generally can be corroborated by observable market data.

Level 3 Inputs:

Unobservable inputs for the valuation of the asset or liability, which may include non-binding broker quotes. Level 3 assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation.

•	Level 3 assets in this category may include general and limited partnership interests in private equity funds, funds of private equity funds, real estate funds, hedge funds, and funds of hedge funds, direct private equity investments held within consolidated funds, bank loans, bonds issued by CLO Funds and certain held for sale real estate disposal assets.
•	Level 3 liabilities included in this category include borrowings of consolidated collateralized loan obligations valued based upon non-binding broker quotes or discounted cash flow model based on a discount margin calculation.

Significance of Inputs:

Katonah Debt Advisors’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Valuation of Portfolio Investments.  Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued based on detailed analyses prepared by management, and, in certain circumstances, may utilize third parties with valuation expertise. Katonah Debt Advisors follows the provisions of ASC 820-10. This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820-10, the FASB has issued various staff positions clarifying the initial standard as noted below.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level 1 and Level 2, as well as significant transfers in and out of Level 3 of the fair value hierarchy, were adopted by Katonah Debt Advisors in 2010.

Fair Value Measurements and Disclosures requires the disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

Katonah Debt Advisors’ valuation methodology and procedures for investments held by the CLO Funds are generally as follows:

1.	For any asset which is also held by Kohlberg Capital on the applicable date, the Kohlberg Capital fair value mark as of such applicable date is used.
2.	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of ASC 820-10.
3.	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by Katonah Debt Advisors’ investment professionals responsible for the portfolio investment in conjunction with the portfolio management team. Generally, such fair values are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.
4.	Preliminary valuation conclusions are discussed and documented by management.
5.	Illiquid loans, junior and mezzanine securities and investments in other CLO bonds are fair valued using models developed by management with applicable market assumptions.
6.	Management discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, and estimates from independent valuation firms (if any).

Debt Securities.  Most of the CLO Funds’ investment portfolio is composed of broadly syndicated debt securities for which an independent pricing service quote is available. To the extent that the investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

CLO Fund Securities.  The CLO Funds managed by Katonah Debt Advisors may selectively invest in securities issued by funds managed by other asset management companies. For bond rated tranches of CLO Funds (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash.  Katonah Debt Advisors’ defines cash as demand deposits. Katonah Debt Advisors’ places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash of CLO Funds.  Restricted cash consist of cash held for reinvestment, quarterly interest and principal distributions (if any) to holders of CLO Fund liabilities, and payment of CLO Fund expenses.

CLO Fund Liabilities at Fair Value.  Katonah Debt Advisors has no debt; however the CLO Funds it manages and that are consolidated herein, have issued rated and unrated bonds to finance their operations. Debt is presented at fair value.

Interest Income.  Interest income is recorded on the accrual basis on interest-bearing assets. The CLO Funds generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if Katonah Debt Advisors otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans represented 0.23% and 0.63% of Investments of CLO Funds at fair value as of December 31, 2011 and December 31, 2010, respectively. The aggregate unpaid principal value of loans past due as of December 31, 2011 was approximately $28.0 million and the difference between fair value and the unpaid principal balance was approximately $24.1 million. The aggregate unpaid principal value of loans past due as of December 31, 2010 was approximately $47.9 million and the difference between fair value and the unpaid principal balance was approximately $36.9 million.

Management and Incentive Fees.  As a manager of CLO Funds and the Scotts Cove Funds, Katonah Debt Advisors receives management fees and incentive fees, which are contractual interests that Katonah Debt Advisors earns based on assets under management, and a percentage of net profits (Scotts Cove Funds) and residual cash flows, subject to a specified relative and/or absolute investment (CLO Funds), respectively. Incentive fees may be earned by Katonah Debt Advisors upon exceeding specified relative and/or absolute investment return thresholds. Such fees are recorded upon completion of the measurement period which varies by CLO Fund. If incentive fees are paid upon reaching such investment return thresholds, they are not subject to claw-back provisions. At December 31, 2011, and December 31, 2010, Katonah Debt Advisors has not earned any incentive fees from the CLO Funds.

For the year ended December 31, 2009, Kohlberg Debt Advisors earned management fees of $10.2 million. For the years ended December 31, 2011 and 2010, Katonah Debt Advisors earned management fees and incentive fees from the Scotts Cove Funds of $500 thousand and $1.4 million respectively. The management fees Katonah Debt Advisors receives from the CLO Funds, which have two components — a senior management fee and a subordinated management fee — have been eliminated in consolidation for the years ended December 31, 2011 and 2010.

Fee Income.  Fee income is earned upon the completion of transactions involving collateral assets in our CLO Funds and include, but are not limited to, restructuring fees, delayed closing fees, commitment fees and consent fees, which are recorded in the combined Financial Statements on the date the transactions are legally closed.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Dividends to Member.  Dividends payable to Katonah Debt Advisors’ sole member are recognized on the declaration date. Generally, dividends are declared and paid on a quarterly basis.

Expenses.  Katonah Debt Advisors is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, monitoring and servicing the CLO Fund investments managed Katonah Debt Advisors and related overhead charges and expenses, including rental expense. Katonah Debt Advisors’ and its asset manager affiliates share office space and certain other operating expenses. Katonah Debt Advisors has entered into an Overhead Allocation Agreement with its sole member, Kohlberg Capital, which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are settled quarterly. Katonah Debt Advisors accounts for its operating leases, which may include escalations, in accordance with ASC 840-10, Leases, and expenses the lease payments associated with operating leases evenly during the lease term (including rent-free periods), beginning on the commencement of the lease term.

Interest Expenses.  Katonah Debt Advisors has no debt; however the CLO Funds it manages and that are consolidated herein, have issued rated and unrated bonds to finance their operations. Interest on CLO Fund liabilities is calculated by the third party trustee of the CLO Funds. Interest is accrued and generally paid quarterly.

Trustee Fees.  Each CLO Fund has a third party trustee that is the custodian for all investments of the CLO Funds and receives and disburses all cash in accordance to the trustee and custodial agreements. Trustee fees are accrued and paid quarterly by the CLO Funds.

Income Taxes.  Katonah Debt Advisors accounts for income taxes under the asset and liability method prescribed by ASC 740-10, Income Taxes (“ASC 740-10”). Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using currently enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred income tax assets and liabilities is recognized in income in the period that includes the enactment date.

Management periodically assesses the recoverability of its deferred income tax assets based upon expected future earnings, taxable income in prior carryback years, future deductibility of the asset, changes in applicable tax laws and other factors. If management determines that it is not more likely than not that the deferred tax asset will be fully recoverable in the future, a valuation allowance will be established for the difference between the asset balance and the amount expected to be recoverable in the future. This allowance will result in a charge to income tax expense on the combined statements of income. Katonah Debt Advisors records its income taxes receivable and payable based upon its estimated income tax liability.

ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements by prescribing a threshold for measurement and recognition in the financial statements of an asset or liability resulting from a tax position taken or expected to be taken in an income tax return. ASC 740-10 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Accounting Policies Adopted in the Year Ended December 31, 2010

New Consolidation Guidance for Variable Interest Entities

In June 2009, the Financial Accounting Standards Board (“FASB”) issued ASU 2009-17, which amended the consolidation guidance for VIEs. The amendments include: (1) the elimination of the exemption from consolidation for qualifying special purpose entities, (2) a new approach for determining the primary beneficiary of a VIE, which requires that the primary beneficiary have both (i) the power to control the most

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

significant activities of the VIE and (ii) either the obligation to absorb losses or the right to receive benefits that potentially could be significant to the VIE, and (3) the requirement to continually reassess the primary beneficiary of a VIE.

On January 1, 2010, upon the adoption of the forgoing guidance now encompassed in ASC 810, Katonah Debt Advisors determined it was the primary beneficiary of all five of the CLO Funds it manages as it has the power to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, and the obligation to absorb losses/right to receive benefits (in the form of senior and subordinate management fees as well as the potential to earn an incentive fee) from the CLO Funds that could potentially be significant to the CLO Funds. As a result, these CLO Funds are consolidated into the combined financial statements of Katonah Debt Advisors.

Fair Value Option

Upon consolidation of the CLO Funds, the assets and liabilities of the consolidated CLOs were measured at fair value, as the determination of carrying amounts was not practicable. Katonah Debt Advisors has elected the fair value option under ASC Topic 825-10-25 to measure the assets and liabilities of all consolidated CLOs at fair value subsequent to the date of initial adoption of this additional guidance to mitigate accounting mismatches between the carrying value of the assets and liabilities and to achieve operational simplifications.

The cumulative effect adjustment upon adoption at January 1, 2010 resulted in an appropriation of retained earnings of $140.5 million.

Improved Disclosures Regarding Fair Value Measurements

In January 2010, the FASB issued Accounting Standards Update 2010-06, “Improving Disclosures about Fair Value Measurements” (ASU 2010-06). ASU 2010-06 amends Topic 820 to require a number of additional disclosures regarding fair value measurements. Specifically, ASU 2010-06 requires entities to disclose: (1) the amount of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers; (2) the reasons for any transfers in or out of Level 3; and (3) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. ASU 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The additional disclosure requirements with respect to rollforward activity did not have a significant impact on the Company’s disclosures.

In May 2011, the FASB issued Accounting Standards Update 2011-04, “Fair Value Measurements: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” (ASU 2011-04). ASU 2011-04 amends Topic 820 to clarify existing fair value measurement disclosures to (1) specifically provide quantitative information about the significant unobservable inputs used for all level 3 measurements and (2) disclose any transfers between levels 1 and 2 of the fair value hierarchy, not just significant transfers. ASU 2011-04 also requires a number of additional disclosures regarding fair value measurements. Specifically, ASU 2011-04 requires entities to disclose: (1) a qualitative discussion about the sensitivity of recurring level 3 measurements to changes in the unobservable inputs disclosed, including the interrelationship between inputs; (2) a description of the Company’s valuation processes surrounding level 3 measurements; (3) information about when the current use of a non-financial asset measured at fair value differs from its highest and best use; and (4) the hierarchy classification for items whose fair value is not recorded on the balance sheet but is disclosed in the notes. ASU 2011-04 amends Topic 820 to change the fair value measurement of financial instruments and the application of premiums and discounts in a fair value measurement. ASU 2011-04 also clarifies existing fair value measurement regarding the concepts of valuation premise, the application of the

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

highest and best use, and the fair value measurement of an instrument classified in an entity’s shareholders’ equity. The adoption of ASU 2011-04 is not expected to have an effect on the Company’s current fair value measurements but is expected to have a significant impact on the Company’s disclosures related to the assets and liabilities of its consolidated investment products that are classified as level 3 assets within the fair value hierarchy. The amendments to Topic 820 made by ASU 2011-04 are effective for interim and annual periods beginning on or after December 15, 2011.

3. CLO FUNDS

A CLO Fund generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated note securities to finance the purchase of those investments. Investments purchased by the CLO Funds are governed by extensive investment guidelines, including limits on exposure to any single industry or issuer and limits on the ratings of the CLO Fund’s assets. The CLO Funds managed by Katonah Debt Advisors have a defined investment period during which they are allowed to make investments or reinvest capital as it becomes available.

Katonah Debt Advisors manages five CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At December 31, 2011 and 2010, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management in these CLO Funds.

CLO Funds typically issue multiple tranches of debt and subordinated note securities with varying ratings and levels of subordination to finance the purchase their underlying investments. Interest and principal payments (net of designated CLO Fund expenses) from the CLO Fund are paid to each issued security in accordance with an agreed upon priority of payments, commonly referred to as the “waterfall.” The most senior notes, generally rated AAA/Aaa, commonly represent the majority of the total liabilities of the CLO Fund. AAA/Aaa notes are issued at a specified spread over LIBOR and normally have the first claim on the earnings on the CLO Fund’s investments after payment of certain fees and expenses. Lower subordinated “mezzanine” tranches of rated notes generally have ratings ranging from AA/Aa to BB/Ba and are usually issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each tranche is typically only entitled to a share of the earnings on the CLO Fund’s investments if the required interest and principal payments have been made on the more senior tranches in the waterfall. The most junior tranche can take the form of either subordinated notes or preferred shares. The subordinated notes or preferred shares generally do not have a stated coupon but are entitled to residual cash flows from the CLO Fund’s investments after all of the other tranches of notes and certain other fees and expenses are paid.

The CLO Funds are primarily financed via capital contributed by equity and debt holders. Katonah Debt Advisors’ risk with respect to each investment in the CLO Funds it manages is limited to any uncollected management fees (as Katonah Debt Advisors has no investment in the CLO Funds and it has no exposure or benefits in the ownership of the CLO Funds bonds). Therefore, the gains or losses of the CLO Funds have not had a significant impact on Katonah Debt Advisors’ financial position, results of operations or cash flows. Katonah Debt Advisors has no right to the benefits from, nor does it bear the risks associated with, these investments, beyond the management fees generated from the CLO Funds. If Katonah Debt Advisors were to liquidate, these investments would not be available to any general creditors of Katonah Debt Advisors. Additionally, the collateral assets of consolidated CLO Funds are held solely to satisfy the obligations of the CLO Funds, and the investors in the consolidated CLO Funds have no recourse to the general credit of Katonah Debt Advisors for the notes issued by the CLO Funds.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

CLO Funds are investment vehicles created for the sole purpose of issuing collateralized loan instruments that offer investors the opportunity for returns that vary with the risk level of their investment. The notes issued by the CLO Funds are backed by diversified collateral asset portfolios consisting primarily of loans or structured debt. For managing the collateral for the CLO Fund entities, Katonah Debt Advisors earns investment management fees, including subordinated management fees, as well as contingent incentive fees. Katonah Debt Advisors has no investment in the CLO Funds it manages. However, its sole shareholder, Kohlberg Capital, has invested in certain of the CLO Funds, generally taking a portion of the unrated, junior subordinated position (generally subordinated to other interests in the entities and entitle Kohlberg Capital and other subordinated tranche investors to receive the residual cash flows, if any, from the entities).

Upon adoption of guidance encompassed in ASC Topic 810, Katonah Debt Advisors determined that it was the primary beneficiary of these CLO Funds, as it has the power to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, and the obligation to absorb losses/right to receive benefits (in the form of senior and subordinate management fees as well as the potential to earn an incentive fee) from the CLO Funds that could potentially be significant to the CLO Funds. The primary beneficiary assessment includes an analysis of the rights of Katonah Debt Advisors in its capacity as investment manager. In certain CLOs, Katonah Debt Advisors’ role as investment manager provides that Katonah Debt Advisors contractually has the power, as defined in ASC Topic 810, to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, such as managing the collateral portfolio and its credit risk. Additionally, the primary beneficiary assessment includes an analysis of Katonah Debt Advisors’ rights to receive benefits and obligations to absorb losses associated with its management/incentive fees.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees Katonah Debt Advisors receives have two components — a senior management fee and a subordinated management fee. At December 31, 2011, Katonah Debt Advisors continued to receive all senior and subordinated management fees payable by the CLO Funds managed by it.

During 2009, certain CLO funds managed by Katonah Debt Advisors were restricted from currently paying their subordinated management fees as a result of the failure by those CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements. At such time, those subordinated management fees continued to be accrued by the applicable CLO Fund to become payable to Katonah Debt Advisors if and when such CLO Fund becomes compliant with the applicable covenants. During the year ended December 31, 2010, all those CLO Funds which deferred payment of their subordinated management fees regained compliance with all applicable covenants in order to pay current subordinated management fees as well as a portion of previously accrued subordinated management fees. Currently, all CLO Funds managed by Katonah Debt Advisors are paying both their senior and subordinated management fees on a current basis.

In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Fair value of consolidated CLO Funds

The investments held by consolidated CLO Funds are primarily invested in senior secured bank loans (typically syndicated by banks), bonds, equity securities, and other CLOs and structured finance securities. Bank loan investments, which comprise the majority of consolidated CLO Fund portfolio collateral, are senior secured corporate loans from a variety of industries, including but not limited to the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas, and finance industries. Bank

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

loan investments mature at various dates between 2012 and 2019, pay interest at Libor plus a spread of up to 8.5%, and typically range in credit rating categories from BBB down to unrated. At December 31, 2011, the unpaid par principal balance exceeded the fair value of the senior secured bank loans and bonds by approximately $211 million. At December 31, 2010, the unpaid par principal balance exceeded the fair value of the senior secured bank loans and bonds by approximately $239 million. Less than 0.23% and 0.63% of the collateral assets at fair value are in default as of December 31, 2011 and December 31, 2010, respectively. Substantially all the CLO Fund investments are valued based on price quotations provided by an independent third-party pricing source which are indicative of traded prices and/or dealer price quotations. In the event that a third-party pricing source is unable to price an investment, other relevant factors, data and information are considered, including: i) information relating to the market for the investment, including price quotations for and trading in the investment and interest in similar investments and the market environment and investor attitudes towards the investment and interests in similar investments; ii) the characteristics of and fundamental analytical data relating to the investment, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the loan and any related agreements, and the position of the loan in the issuer’s debt structure; iii) the nature, adequacy and value of the senior secured corporate loan’s collateral, including the CLO’s rights, remedies and interests with respect to the collateral; iv) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the business, cash flows, capital structure and future prospects; v) the reputation and financial condition of the agent and any intermediate participants in the senior secured corporate loan; and vi) general economic and market conditions affecting the fair value of the senior secured corporate loan.

CLO Fund liabilities issued by consolidated CLO Funds have a legal maturity at various dates between 2013 and 2022 and have a weighted average maturity of 7.6 years. The CLO Fund liabilities are issued in various tranches with different risk profiles and ratings. The interest rates are generally variable rates based on Libor plus a pre-defined spread, which varies from 0.225% for the more senior tranches to 5.00% for the more subordinated tranches. At December 31, 2011 and 2010, the outstanding balance on the CLO Fund liabilities issued by consolidated CLO Funds exceeds their fair value by approximately $252 million and $263 million, respectively. The investors in the CLO Fund liabilities have no recourse to the general credit of Katonah Debt Advisors. CLO Fund liabilities are recorded at fair value using an income approach, driven by cash flows expected to be received from the portfolio collateral assets. Fair value is determined using current information, notably market yields and projected cash flows of collateral assets based on forecasted default and recovery rates that a market participant would use in determining the current fair value of the liabilities, taking into account the overall credit quality of the issuers and Katonah Debt Advisors’ past experience in managing similar securities. Market yields, default rates and recovery rates used in Katonah Debt Advisors’ estimate of fair value vary based on the nature of the investments in the underlying collateral pools. In periods of rising market yields, default rates and lower debt recovery rates, the fair value, and therefore the carrying value, of the liabilities may be adversely affected. Once the undiscounted cash flows of the collateral assets have been determined, Katonah Debt Advisors applies appropriate discount rates that a market participant would use, to determine the discounted cash flow valuation of the liabilities.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

The following table presents the fair value hierarchy levels of the CLO investments held and CLO Fund liabilities issued by the CLO Funds, which are measured at fair value as of December 31, 2011 and December 31, 2010:

	December 31, 2011
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments of CLO Funds	1,768.1	—	1,562.7	205.4
Liabilities:
CLO Fund Liabilities	1,727.6	—	—	1,727.6

	December 31, 2010
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments of CLO Funds	1,741.5	—	1,625.0	116.5
Liabilities:
CLO Fund Liabilities	1,717.4	—	—	1,717.4

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 assets using significant unobservable inputs:

	For the year ended December 31,
($ in millions)	2011	2010
Beginning balance	116.5	235.1
Transfers to Level 3	13.0	5.0
Transfers from Level 3	(7.0)	(115.6)
Purchase of investments	104.9	30.4
Sale of investments	(5.0)	(6.3)
Proceeds from paydown and redemption of investments	(7.8)	(40.0)
Realized and unrealized gains/(losses), net	(9.2)	8.0
Ending balance	205.4	116.6
Changes in unrealized appreciation (depreciation) included in net realized and unrealized loss related to investments still held at the reporting date	4.0	(10.8)

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 liabilities using significant unobservable inputs:

	For the year ended December 31,
($ in millions)	2011	2010
Beginning balance	1,717.4	1,618.0
Repayment of debt	(1.2)	(9.8)
Unrealized appreciation/(depreciation)	11.4	109.2
Ending balance	1,727.6	1,717.4
Changes in unrealized appreciation (depreciation) included in net realized and unrealized loss related to liabilities still held at the reporting date	11.4	109.2

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

All transfers into and out of Level 3 represent transfers between Level 3 and Level 2. There were no transfers in or out of Level 1 for the periods presented. All Level 1, 2, and 3 transfers are recognized at the beginning of each accounting period, the actual date of the event, or change in circumstance that caused the transfer, or at the end of the accounting period.

4. UNCONSOLIDATED VIEs

Katonah Debt Advisors deems the funds managed by Scotts Cove (“Scott’s Cove Funds”) to be VIEs for which Katonah Debt Advisors is not the primary beneficiary and thus the Scotts Cove Funds are not consolidated into the financial statements of Katonah Debt Advisors. A primary beneficiary is one that absorbs a majority of the entity’s expected losses, receives a majority of the entity’s residual returns or both. Katonah Debt Advisors has no obligation to absorb any of the entity’s expected losses. In addition, Katonah Debt Advisors does not receive the majority of the entity’s expected residual returns. As a result, Katonah Debt Advisors does not consolidate the Scott’s Cove Funds. Katonah Debt Advisors’ maximum exposure to loss as a result of it involvement in the Scott’s Cove Funds is limited to any uncollected management fees due from the funds it manages. At December 31, 2010 Katonah Debt Advisors had a $67,000 investment interest in the Scott’s Cove Funds and no investment interest in the Scott’s Cove Funds at December 31, 2011 due to the sale of Scotts Cove on February 28, 2011, as discussed in Note 1.

5. INCOME TAXES

As a separately regarded entity for tax purposes, Katonah Debt Advisors is taxed at normal corporate rates. The CLO Funds are not taxed.

For tax purposes, Katonah Debt Advisors’ taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors by its sole member, Kohlberg Capital, in exchange for shares of the Kohlberg Capital’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

Any distributions of taxable net income earned by Katonah Debt Advisors to Kohlberg Capital would generally need to be distributed to the Kohlberg Capital’s shareholders. Generally, such distributions of Katonah Debt Advisors’ income to the Kohlberg Capital’s shareholders will be considered as qualified dividends for tax purposes.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

5. INCOME TAXES  – (continued)

The components of income tax expense (benefit) for the years ended December 31, 2011, 2010 and 2009 are as follows:

	For the year ended December 31,
($ in millions)	2011	2010	2009
Current income tax expense:
Federal	84,821	290,622	191,846
State & local	259,797	(39,719)	(24,115)
Total current income tax expense	344,618	250,903	167,731
Deferred income tax expense (benefit):
Federal	(350,459)	(39,639)	1,205,433
State & local	(215,474)	662,637	(144,646)
Total deferred income tax expense (benefit)	(565,933)	622,998	1,060,787
Total income tax expense	(221,315)	873,901	1,228,518

The Company’s effective income tax rate and pre-tax book income was 0.7%, -9.1% and 67.5% for tax years 2011, 2010 and 2009, respectively. The difference between the Company’s reported provision for income taxes and the U.S. federal statutory rate of 35% is primarily due to tax goodwill amortization and the CLO funds having no tax consequences.

Deferred income taxes are provided for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. These temporary differences result in taxable or deductible amounts in future years.

The components of deferred income tax assets and liabilities are shown below:

	For the year ended December 31,
($ in millions)	2011	2010
Deferred income tax assets:
Net operating loss and tax credit carryforward	3,912,080	3,671,698
Restricted stock	327,886	242,533
Other	21,490	231,359
Less: Valuation allowance	(3,878,108)	(3,623,183)
Total deferred tax assets	383,348	(522,407)
Deferred income tax liabilities:
Fixed asset and intangible depreciation/amortization	—	(704,992)
Total deferred tax liabilities	383,348	(182,585)
Net deferred tax assets	383,348	(887,577)

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. If it is not more likely than not that some portion or all of the gross deferred income tax assets will be realized in future years, a valuation allowance is recorded.

At December 31, 2011 the Company had federal and state net loss carryovers of $8.7 million and $8.3 million available to offset future taxable income. At December 31, 2010, federal and state net loss carryovers were $7.7 million and $8.1 million, respectively. The net loss carryovers expire in the years 2022 to 2029. At December 31, 2011, the federal and state net operating loss carryovers made up $3.0 million and $0.9 million of the deferred tax asset, respectively. At the present time, the Company believes it is more likely

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

5. INCOME TAXES  – (continued)

than not that the deferred tax assets related to net operating loss carryovers will not be recognized. Accordingly, the Company has provided a full valuation allowance against such carryovers.

Katonah Debt Advisors adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2009. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open taxable years (the last three fiscal years) as of the effective date. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company.

Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. With a few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for years prior to 2008.

6. COMMITMENTS AND CONTINGENCIES

Katonah Debt Advisors has no direct commitments and contingencies; however, the CLO Funds have purchase commitments to fund approximately $326,000 and $6 million of investments as of December 31, 2011 and December 2010, respectively. Rent expense was approximately $295,459, $341,441 and $322,256 for the years ended December 31, 2011, 2010 and 2009, respectively.

The following table summarizes our future minimum lease payments as of December 31, 2011:

Contractual Obligations	2012	2013	2014	2015	2016	More than 5 years
Operating lease obligations	$335,445	$342,611	$361,177	$369,432	$369,432	$2,893,884

7. MEMBER’S EQUITY

The member interest of Katonah Debt Advisors is held solely by Kohlberg Capital. Kohlberg Capital owns 100 common units (no par or stated value) of Katonah Debt Advisors.

8. OTHER EMPLOYEE COMPENSATION

Katonah Debt Advisors adopted a 401(k) plan (“401K Plan”) effective January 1, 2007 that it shares with its sole shareholder, Kohlberg Capital. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. Katonah Debt Advisors makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the years ended December 31, 2011 and 2010, Katonah Debt Advisors made contributions to the 401K Plan of approximately $41,000 and $66,000, respectively.

Certain employees of Katonah Debt Advisors may receive restricted stock grants in the stock of Katonah Debt Advisors’ sole member, Kohlberg Capital. On October 7, 2011 and July 22, 2010, the Board of Directors approved the grant of an additional 86,805 and 103,519 shares of restricted stock, respectively, to a certain executive officer of the Katonah Debt Advisors. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

KATONAH DEBT ADVISORS, L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

8. OTHER EMPLOYEE COMPENSATION  – (continued)

For the years ended December 31, 2011, December 31, 2010, and December 31, 2009, non-cash compensation expense of $89,000, $240,000, $281,000 respectively, was expensed at Katonah Debt Advisors related to an allocated reimbursable expense for a grant of restricted stock of Kohlberg Capital.

9. SUBSEQUENT EVENTS

Katonah Debt Advisors has evaluated events or transactions that have occurred since December 31, 2011 through March 15, 2012 the date the financial statements were available for issuance. KDA has determined that there are no material events that would require the disclosure in the financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Members of

Trimaran Advisors, L.L.C.

We have audited the accompanying consolidated balance sheets of Trimaran Advisors, L.L.C. and affiliates, Trimaran CLO IV, Ltd., Trimaran CLO V, Ltd., Trimaran CLO VI, Ltd., Trimaran CLO VII, Ltd. (collectively, the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in member’s equity and cash flows for the three years ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Trimaran Advisors, L.L.C. and affiliates as of December 31, 2011 and 2010, and the results of their operations, changes in member’s equity and their cash flows for the three years ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

New York, New York
May 14, 2012

TRIMARAN ADVISORS, L.L.C.
Consolidated Balance Sheets
December 31, 2011 and 2010

	December 31,
	2011	2010
ASSETS
Investments of CLO Funds at fair value	$1,349,008,739	$1,369,322,251
Cash	7,906,591	6,190,629
Restricted cash of CLO Funds	48,858,526	34,122,491
Accrued interest receivable	3,344,306	3,519,128
Receivable for open trades	—	18,229,161
Property and equipment, net	256,587	321,820
Other assets	1,058,049	656,400
Total assets	$1,410,432,798	$1,432,361,880
LIABILITIES
CLO Fund liabilities at fair value	$1,260,095,487	$1,264,019,037
Accrued interest expense	1,114,238	895,884
Payable for open trades	24,116,579	21,279,162
Term loan payable at fair value	1,893,850	2,256,975
Accounts payable and accrued expenses	3,018,427	3,631,429
Unfunded commitment	910,000	—
Total liabilities	1,291,148,581	1,292,082,487
MEMBERS’ EQUITY
Beginning Trimaran Advisors, L.L.C. equity	450,129	8,883,114
Net income (loss)	5,695,316	(4,632,985)
Distributions to members	(3,000,000)	(3,800,000)
Ending Trimaran Advisors, L.L.C. equity	3,145,445	450,129
Appropriated retained earnings of consolidated variable interest entities	116,138,772	139,829,264
Total members’ equity	119,284,217	140,279,393
Total liabilities and members’ equity	$1,410,432,798	$1,432,361,880

The accompanying notes are an integral part of these statements.

TRIMARAN ADVISORS, L.L.C.
Consolidated Statements of Operations
Years ended December 31, 2011, 2010 and 2009

	2011	2010	2009
INCOME
Interest income – investments of CLO Funds	$55,878,933	$50,382,485	$—
Interest income – cash and time deposits	8,599	13,464	3,648,304
Management fees	—	—	7,205,344
Total income	55,887,532	50,395,949	10,853,648
EXPENSES
Interest expense of CLO Fund liabilities	36,424,253	33,009,949	—
Compensation	4,706,111	5,534,512	7,957,812
Trustee fees	399,599	466,191	—
Professional fees	638,005	284,567	360,583
Depreciation and amortization expense	68,893	71,258	87,906
Other admin fees	727,352	631,339	—
Rent and rent related expenses	466,011	450,212	334,491
Research	312,996	308,063	253,363
Interest expense of term loan	66,777	85,059	112,815
General and administrative expenses	239,416	279,573	238,917
Total expenses	44,049,413	41,120,723	9,345,887
Net realized and unrealized gain (loss)	(29,789,751)	(34,576,019)	3,904,621
Net income (loss) before tax	(17,951,632)	(25,300,793)	5,412,382
Income tax expense	43,544	3,561	37,621
Net income (loss)	(17,995,176)	(25,304,354)	5,374,761
Net (loss) attributable to non-controlling interests in consolidated variable interest entities	(23,690,492)	(20,671,369)	—
Net income (loss) attributable to Trimaran Advisors, L.L.C.	$5,695,316	$(4,632,985)	$5,374,761

The accompanying notes are an integral part of these statements.

TRIMARAN ADVISORS, L.L.C.
Consolidated Statements of Cash Flows
Years ended December 31, 2011, 2010 and 2009

	2011		2010		2009
	Trimaran Advisors, L.L.C.	Trimaran CLO Restricted Cash	Trimaran Advisors, L.L.C.	Trimaran CLO Restricted Cash	Trimaran Advisors, L.L.C.
OPERATING ACTIVITIES
Net income (loss) attributable to Trimaran Advisors, L.L.C.	$5,695,316	$—	$(4,632,985)	$—	$5,374,761
Net (loss) attributable to Variable Interest Entities	—	(23,690,492)	—	(20,671,369)	—
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation and amortization	68,893		71,258		87,906
Net realized and unrealized (gain) loss	182,953	29,606,798	378,712	34,197,307	(3,904,621)
Changes in operating assets and liabilities:
Decrease (increase) in accrued interest receivable	—	174,822	—	(1,188,365)	—
Decrease (increase) in receivable for open trades	—	18,229,161	—	(11,111,189)	—
Decrease (increase) in other assets	(401,649)	—	(508,096)	—	(78,781)
Decrease in accrued management fees receivable	—	—	—	—	46,351
Increase in accrued interest expense	—	218,354	—	30,829	—
Increase (decrease) in payable for open trades	—	2,837,417	—	(1,012,008)	—
Increase (decrease) in accounts payable and accrued expenses	(619,604)	6,602	2,921,043	43,967	(501,175)
Net cash provided by (used in) operating activities	4,925,909	27,382,662	(1,770,068)	289,172	1,024,441
INVESTING ACTIVITIES
Change in investments
Purchase of investments	—	(693,224,359)	—	(891,861,130)	—
Sale of investments	—	684,635,683	—	894,972,554	—
Unfunded commitments	—	910,000	—	—	—
Proceeds from CLO Investments	12,751,215	—	11,288,465	—	—
Net income from CLOs related to Trimaran Advisors, L.L.C.	(12,411,423)	—	(2,749,068)	—	—
Cash paid for purchases of property and equipment	(3,661)	—	(15,537)	—	(13,770)
Return of capital from CLO investments	—	—	—	—	548,529
Payments under capital lease	—	—	—	—	(11,729)
Net cash used in investing activities	336,131	(7,678,676)	8,523,860	3,111,424	523,030
CASH FLOW FROM FINANCING ACTIVITIES
Member’s contributions	—	—	—	—	10,973
Member’s distributions	(3,000,000)	—	(3,800,000)	—	—
Trimaran Income from CLOs in excess of distributions	—	(339,792)	—	(8,539,397)	—
Repayments of debt	(546,078)	(4,628,159)	(400,100)	(2,787,017)	(1,217,730)
Net cash provided by (used in) financing activities	(3,546,078)	(4,967,951)	(4,200,100)	(11,326,414)	(1,206,757)
Change in cash	1,715,962	14,736,035	2,553,692	(7,925,818)	340,714
Cash, beginning of year	6,190,629	34,122,491	3,636,937	42,048,309	3,296,223
Cash, end of year	$7,906,591	$48,858,526	$6,190,629	$34,122,491	$3,636,937
Supplemental disclosures
Cash payments for interest on Term Loans	$67,805	$—	$86,143	$—	$137,629
Cash payments for interest on CLO Fund liabilities	$—	$36,205,900	$—	$32,979,119	$—

The accompanying notes are an integral part of these statements.

TRIMARAN ADVISORS,
L.L.C. Consolidated Statements of Members’ Equity
Years ended December 31, 2011, 2010 and 2009

	Trimaran Advisors, L.L.C. Stand Alone	CLOs Trimaran Advisors, L.L.C.	Appropriated Retained Earnings of VIEs	Total Members’ Equity
Adoption of guidance now encompassed in ASC Topic 810			$160,500,633	$160,500,633
January 1, 2010, as adjusted	$1,325,871	$7,557,243	160,500,633	169,383,747
Net income (loss)	(7,382,053)	2,749,068	—	(4,632,985)
Management fee/income notes distribution	11,288,465	(11,288,465)	—	—
Distributions to members	(3,800,000)	—		(3,800,000)
Net loss classified as appropriated retained earnings	—	—	(20,671,369)	(20,671,369)
Total at December 31, 2010	1,432,283	(982,154)	139,829,264	140,279,393
Net income	(6,716,107)	12,411,423	—	5,695,316
Management fee/income notes distribution	12,751,215	(12,751,215)	—	—
Distributions to members	(3,000,000)	—	—	(3,000,000)
Net loss classified as appropriated retained earnings	—	—	(23,690,492)	(23,690,492)
Total at December 31, 2011	$4,467,391	$(1,321,946)	$116,138,772	$119,284,217

The accompanying notes are an integral part of these statements.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

1. ORGANIZATION

Trimaran Advisors, L.L.C. (“Trimaran” or the “Company”), a Delaware limited liability company, was formed and commenced operations on June 29, 1998 as Caravelle Advisors, L.L.C. Caravelle Advisors, L.L.C. changed its name to Trimaran Advisors, L.L.C. on March 29, 2001.

Trimaran provides investment management services to a number of collateralized loan obligation (“CLO Funds”) entities. These entities are investment vehicles created for the sole purpose of issuing collateralized loan instruments that offer investors the opportunity for returns that vary with the risk level of their investment. The notes issued by CLO Funds are backed by diversified portfolios consisting primarily of broadly syndicated loans, high-yield bonds or other credit instruments. For managing the collateral for the CLO entities, the Company earns investment management fees, including certain management fees that are subordinated to other fund expenses, as well as contingent incentive fees.

As of December 31, 2011, Trimaran had approximately $1.4 billion par value of assets under management in four CLOs.

The Company has invested in certain of these entities, generally taking a relatively small ownership interest in the unrated, junior subordinated tranche of the CLO. At December 31, 2011, Trimaran held a combined $18 million face value of the unrated, subordinated tranches of these CLOs, which represents the maximum risk of loss to the Company. Trimaran’s investments in these CLOs are subordinated to other interests in the entities and entitle the Company to receive its ratable interest in the residual cash flows, if any, from the entities. Investors in CLOs have no recourse against the Company for any losses sustained in the CLO structure. The Company’s positions in the unrated, subordinated tranches of these CLOs are eliminated upon the adoption of Accounting Standards Codification (ASC) Topic 810 as described further below in Note 4 — CLO Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Consolidation

In the opinion of management, the consolidated financial statements reflect all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial condition and results of operations for the periods presented. All significant intercompany transactions, balances, revenues and expenses are eliminated upon consolidation.

Trimaran follows the provisions of Accounting Standards Codification (ASC) Topic 810, “Consolidation,” when accounting for variable interest entities (“VIEs”) as further detailed below. Pursuant to ASC 810-10, VIEs, or entities in which the risks and rewards of ownership are not directly linked to voting interests, for which Trimaran is the primary beneficiary are consolidated.

For CLO Funds, if Trimaran is deemed to have the power to direct the activities of the CLO that most significantly impact the CLO’s economic performance, and the obligation to absorb losses/right to receive benefits (management fees and potential incentive fees) from the CLO that could potentially be significant to the CLO, then Trimaran is deemed to be the CLO’s primary beneficiary and is required to consolidate the CLO.

All of the investments held and notes issued by CLO Funds that are considered to be VIEs are presented at fair value in Trimaran’s Consolidated Balance Sheets as of December 31, 2011 and December 31, 2010, respectively and interest income and expense of consolidated CLO Funds are presented in Trimaran’s Consolidated Statements of Operations for the years ended December 31, 2011 and December 31, 2010, respectively. Trimaran reviews factors, including the rights of the equity holders and obligations of equity holders to absorb losses, or receive expected residual returns, to determine if the investment product is a VIE. Trimaran is required to consolidate a VIE when it is deemed to be the primary beneficiary, which is evaluated continuously as facts and circumstances change.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

At the date of adoption of ASC Topic 810, the portion of the surplus of consolidated CLO assets over consolidated CLO liabilities attributable to third-party ownership interests in the CLOs is reflected in the Company’s Consolidated Balance Sheets as retained earnings appropriated for investors in consolidated CLO Funds. Current period gains/(losses) attributable to third-party investors in consolidated CLO Funds are included in (gains)/losses attributable to non-controlling interests in consolidated entities in the Consolidated Statements of Operations and in the retained earnings appropriated for investors in CLO Funds in the Consolidated Balance Sheets, as they are considered non-controlling interests of the Company. Please refer to Note 4 — CLO Funds below for additional details.

Upon consolidation of the CLO Funds, the assets and liabilities of the consolidated CLOs were measured at fair value, as the determination of carrying amounts was not practicable. Trimaran has elected the fair value option under ASC Topic 825-10-25 to measure the assets and liabilities of all consolidated CLOs at fair value subsequent to the date of initial adoption of this additional guidance to mitigate accounting mismatches between the carrying value of the assets and liabilities and to achieve operational simplifications.

The cumulative effect adjustment upon adoption at January 1, 2010 resulted in an appropriation of retained earnings of $160.5 million.

As discussed further in Note 1, the Company holds a relatively small ownership interest in the unrated, junior subordinated tranches of the CLO Funds managed by it. The Company’s investments in CLOs are generally subordinated to other interests in the entities and entitle the investors to receive the residual cash flows, if any, from the entities. Investors in CLOs have no recourse against the Company for any losses sustained in the CLO structure. The Company’s ownership interests were quantitatively assessed based on the provisions of FIN 46 R to determine if the company is the primary beneficiary of these entities for Trimaran’s Consolidated Statements of Operations for the year ended December 31, 2009. Trimaran determined that it did not absorb the majority of the expected gains or losses from the CLOs and therefore is not their primary beneficiary.

Use of Estimates

The preparation of the financial statements requires management to make significant estimates and assumptions that affect reported revenues, expenses, assets and liabilities and disclosure of contingent liabilities, including the fair value of CLO fund investments and CLO fund liabilities that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

Cash

Cash consists of cash and money market investments which are primarily held at one major financial institution in the United States of America.

Restricted Cash of CLO Funds

Restricted Cash consists of cash held for reinvestment, quarterly interest and principal distributions (if any) to holders of CLO Fund liabilities and payment of CLO Fund expenses. Cash and cash equivalents of CLO Funds are not available for general use by the Company.

Investments of CLO Funds

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method. Investments held by the CLO Funds are stated at fair value. ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), requires among other things, disclosures about assets and liabilities that are measured and reported at fair value.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Hierarchy of Fair Value Inputs

The provisions of ASC 820-10 establish a hierarchy that prioritizes inputs to valuation techniques used to measure fair value and require companies to disclose the fair value of their financial instruments according to the fair value hierarchy (i.e., Level 1, 2 and 3 inputs, as defined). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Additionally, companies are required to provide additional disclosure regarding instruments in the Level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities.

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 — Inputs: Quoted prices (unadjusted) in active markets for identical assets or liabilities at the reporting date.

•	Level 1 assets may include listed mutual funds (including those accounted for under the equity method of accounting as these mutual funds are investment companies, that have publicly available NAVs which in accordance with GAAP are calculated under fair value measures and are equal to the earnings of such funds), ETFs, equities and certain derivatives.

Level 2 — Inputs: Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; quotes from pricing services or brokers, for which Trimaran can determine that orderly transactions took place at the quoted price or that the inputs used to arrive at the price were observable; and inputs other than quoted prices that are observable, such as models or other valuation methodologies.

•	Level 2 assets in this category may include debt securities, bank loans, short-term floating rate notes and asset-backed securities, restricted public securities valued at a discount, as well as over the counter derivatives, including interest and inflation rate swaps and foreign currency exchange contracts that have inputs to the valuations that generally can be corroborated by observable market data.

Level 3 — Inputs: Unobservable inputs for the valuation of the asset or liability, which may include non-binding broker quotes. Level 3 assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation.

•	Level 3 assets in this category may include general and limited partnership interests in private equity funds, funds of private equity funds, real estate funds, hedge funds, and funds of hedge funds, direct private equity investments held within consolidated funds, bank loans and bonds issued by CLO funds.
•	Level 3 liabilities included in this category include borrowings of consolidated collateralized loan obligations and debt of Trimaran valued based upon non-binding broker quotes or discounted cash flow model based on a discount margin calculation.

Significance of Inputs

Trimaran’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Valuation of Investments of CLO Funds

Trimaran follows the provisions of ASC 820 Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosures”). This standard defines fair value, establishes a framework for measuring fair

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level 1 and Level 2, as well as significant transfers in and out of Level 3 of the fair value hierarchy, were adopted by Trimaran in the first quarter of 2010. The new guidance also requires that purchases, sales, issuances and settlements be presented gross in the Level 3 reconciliation and that requirement is effective for fiscal years beginning after December 15, 2010 and for interim periods within those years, which was adopted by Trimaran in the first quarter of 2011.

ASC 820-10 requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

Trimaran’s valuation methodology and procedures for investments held by the CLO Funds are generally as follows:

1.	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of ASC 820-10.
2.	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by Trimaran’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.
3.	Preliminary valuation conclusions are discussed and documented by management.
4.	Management discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management and estimates from independent valuation firms (if any).

Most of the CLO Funds’ investment portfolio is composed of broadly syndicated debt securities for which an independent pricing service quote is available. To the extent that the investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services are generally used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity.

Property, Equipment and Depreciation

Property and equipment includes owned property, leasehold improvements, computer hardware/software and other equipment and is stated at cost less accumulated depreciation or amortization. Expenditures for major additions and improvements are capitalized; minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation/amortization is calculated to write off the cost, less estimated residual value, of each asset on a straight-line basis over its expected useful life up to five years and over the shorter of the life or the term of the lease for leashold improvements.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Interest Income

Interest income is recorded on the accrual basis on interest-bearing assets. The CLO Funds generally place a loan or security on non-accrual status and cease recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if Trimaran otherwise does not expect the debtor to be able to service its debt obligations.

Investment Management Fees

As a manager of CLO Funds, Trimaran receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Trimaran receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value). The annual management fees Trimaran receives from its CLOs have two components — a senior management fee and a subordinated management fee. At December 31, 2011, Trimaran continued to receive all senior and subordinated management fees payable by the CLO Funds managed by it. The investment management fees are eliminated upon the adoption of Accounting Standards Codification (ASC) Topic 810.

Incentive Fees

As a manager of CLO Funds, Trimaran may receive an incentive fee upon exceeding specified relative and/or absolute investment return thresholds. Such fees are recorded upon completion of the measurement period which varies by CLO Fund. If incentive fees are paid upon reaching such investment return thresholds, they are not subject to claw-back provisions. Incentive fees are eliminated upon the adoption of Accounting Standards Codification (ASC) Topic 810. For all periods presented, Trimaran has not earned any incentive management fees.

Trustee Fees

Each CLO Fund has a third party trustee that is the custodian for all investments of the CLO Funds and receives and disburses all cash in accordance to the trustee and custodial agreements. Trustee fees are accrued and paid quarterly by the CLO Funds.

Income Taxes

Trimaran is not subject to federal, state or local income taxes. Such taxes are the responsibility of the individual members. However, certain aspects of the Company’s business are subject to New York City unincorporated business tax.

Trimaran conducts its business activities on a global basis and derives its income from these activities. Trimaran believes that the conduct of these activities does not subject it to tax from other jurisdictions outside the United States and, accordingly, no provision for foreign taxes has been recorded in the accompanying consolidated financial statements.

3. ADOPTION OF NEW ACCOUNTING PROUNCEMENTS

Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued a pronouncement establishing the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP. The ASC recognized existing U.S. accounting and reporting standards issued by the FASB and other related private sector standard setters into a single source of authoritative accounting principles arranged by topic. The standard explicitly recognizes rules and interpretive releases of the Commission under federal securities laws as authoritative GAAP for SEC registrants. The ASC supersedes all existing U.S. accounting standards;

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

3. ADOPTION OF NEW ACCOUNTING PROUNCEMENTS  – (continued)

all other accounting literature not included in the ASC (other than SEC guidance for publicly-traded companies) is considered non-authoritative. The ASC was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009. The adoption of ASC changed the Company’s references to U.S. GAAP accounting standards but did not impact its results of operations, financial position or liquidity.

New Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued ASU 2009-17, which amended the consolidation guidance for VIEs. The amendments include: (1) the elimination of the exemption from consolidation for qualifying special purpose entities, (2) a new approach for determining the primary beneficiary of a VIE, which requires that the primary beneficiary have both (i) the power to control the most significant activities of the VIE and (ii) either the obligation to absorb losses or the right to receive benefits that potentially could be significant to the VIE, and (3) the requirement to continually reassess the primary beneficiary of a VIE.

In February 2010, the FASB issued ASU 2010-10. This ASU defers the application of SFAS No. 167 for a reporting enterprise’s interest in an entity if all of the following conditions are met:

1.	the entity either has all of the attributes of an investment company, as specified in ASC 946-10, Financial Services-Investment Companies (“ASC 946-10”) or it is industry practice to apply measurement principles for financial reporting that are consistent with those in ASC 946-10;
2.	the entity is not a securitization entity, an asset-backed financing entity, or an entity formerly considered a qualifying special-purpose entity, and
3.	the reporting enterprise does not have an explicit or implicit obligation to fund losses of the entity that could potentially be significant to the entity.

In addition, the deferral applies to a reporting entity’s interest in an entity that is required to comply or operate in accordance with the requirements of Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

The amendments in ASU 2010-10 clarify that for entities that do not qualify for the deferral, related parties should be considered when evaluating each of the criteria for determining whether a decision maker or service provider fee represents a variable interest.

An entity that qualifies for the deferral will continue to be assessed for consolidation under the overall guidance on variable interest entities in ASC 810, (before its amendment by SFAS No. 167) or other applicable consolidation guidance, including guidance for the consolidation of partnerships in ASC 810. The amendment does not defer the disclosure requirements of ASU 2009-17.

Improved Disclosures Regarding Fair Value Measurements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for Trimaran in the first quarter of 2010. The adoption of this disclosure-only guidance is included in the Investments section above and did not have a material impact on Trimaran’s financial results.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

3. ADOPTION OF NEW ACCOUNTING PROUNCEMENTS  – (continued)

In May 2011, the FASB issued Accounting Standards Update 2011-04, “Fair Value Measurements: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” (ASU 2011-04). ASU 2011-04 amends Topic 820 to clarify existing fair value measurement disclosures to (1) specifically provide quantitative information about the significant unobservable inputs used for all Level 3 measurements and (2) disclose any transfers between Levels 1 and 2 of the fair value hierarchy, not just significant transfers. ASU 2011-04 also requires a number of additional disclosures regarding fair value measurements. Specifically, ASU 2011-04 requires entities to disclose: (1) a qualitative discussion about the sensitivity of recurring Level 3 measurements to changes in the unobservable inputs disclosed, including the interrelationship between inputs; (2) a description of the Company’s valuation processes surrounding Level 3 measurements; (3) information about when the current use of a non-financial asset measured at fair value differs from its highest and best use; and (4) the hierarchy classification for items whose fair value is not recorded on the balance sheet but is disclosed in the notes. ASU 2011-04 amends Topic 820 to change the fair value measurement of financial instruments and the application of premiums and discounts in a fair value measurement. ASU 2011-04 also clarifies existing fair value measurement regarding the concepts of valuation premise, the application of the highest and best use, and the fair value measurement of an instrument classified in an entity’s shareholders’ equity. The adoption of ASU 2011-04 is not expected to have an effect on the Company’s current fair value measurements but is expected to have a significant impact on the Company’s disclosures related to the assets and liabilities that are classified as Level 3 assets within the fair value hierarchy. The amendments to Topic 820 made by ASU 2011-04 are effective for interim and annual periods beginning on or after December 15, 2011.

Amended Guidance for Accounting for Uncertainty in Income Taxes

In September 2009, the FASB issued amended accounting principles to ASC 740 as Accounting Standards Update (“ASU”) No. 2009-096, “Implementation Guidance on accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities.” These amended principles provide guidance in implementation of accounting for uncertainty in income taxes. These amended principles are effective for financial statements issued for periods ending after September 15, 2009. Management has reviewed the tax positions for the open tax years 2009 through 2011 and had determined that the adoption of these amended principles had no impact on the Company’s financial statements or require additional disclosure.

4. CLO FUNDS

A CLO Fund, or entity, generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated note securities to finance the purchase of those investments. Investments purchased by CLO Funds are governed by extensive investment guidelines, which may include limits on exposure to any single industry or issuer and limits on the ratings of the CLO Fund’s assets. The CLO Funds managed by Trimaran have a defined investment period during which they are allowed to make investments or reinvest capital as it becomes available.

Trimaran manages four CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At December 31, 2011 and 2010, Trimaran had approximately $1.4 billion par value of assets under management in four CLO Funds.

CLO Funds typically issue multiple tranches of debt and subordinated note securities with varying ratings and levels of subordination to finance the purchase their underlying investments. Interest and principal payments (net of designated CLO Fund expenses) from the CLOs are paid to each issued security in accordance with an agreed upon priority of payments, commonly referred to as the “waterfall.” The most senior notes, generally rated AAA/Aaa, commonly represent the majority of the total liabilities of the CLO Fund. AAA/Aaa notes are issued at a specified spread over LIBOR and normally have the first claim on the

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

4. CLO FUNDS  – (continued)

earnings on the CLO Fund’s investments after payment of certain fees and expenses. Lower subordinated “mezzanine” tranches of rated notes generally have initial ratings ranging from AA/Aa to BB/Ba and are usually issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each tranche is typically only entitled to a share of the earnings on the CLO Fund’s investments if the required interest and principal payments have been made on the more senior tranches in the waterfall. The most junior tranche (sometimes referred to as the “equity” tranche) can take the form of unrated subordinated notes, income notes or preferred shares. The subordinated notes, income notes or preferred shares generally do not have a stated coupon but are entitled to residual cash flows from the CLO’s investments after all of the other tranches of notes and certain other fees and expenses are paid.

The CLOs are primarily financed via capital contributed by equity and debt holders. Trimaran’s risk with respect to each investment in the CLO Funds managed by it is limited to its investment in the equity tranche of each CLO Fund, as well as any uncollected management fees. The collateral assets of consolidated CLO Funds are held solely to satisfy the obligations of the CLOs, and the investors in the consolidated CLO Funds have no recourse to the general credit of Trimaran for the notes issued by the CLOs.

Upon adoption of guidance encompassed in ASC Topic 810, Trimaran determined that it was the primary beneficiary of these CLO Funds, as it has the power to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, and the obligation to absorb losses/right to receive benefits (in the form of senior and subordinate management fees as well as the potential to earn an incentive fee) from the CLO Funds that could potentially be significant to the CLO Funds. The primary beneficiary assessment includes an analysis of the rights of Trimaran in its capacity as investment manager. In certain CLOs, Trimaran’s role as collateral manager provides that the Company contractually has the power, as defined in ASC Topic 810, to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, such as managing the portfolio collateral and its credit risk. Additionally, the primary beneficiary assessment includes an analysis of Trimaran’s rights to receive benefits and obligations to absorb losses associated with its management/incentive fees as well as its investment in the equity tranches of the CLOs.

Fair Value of Consolidated CLO Funds

The investments held by consolidated CLO Funds are primarily invested in senior secured bank loans (typically syndicated by banks), bonds and equity securities. Bank loan investments, which comprise the majority of consolidated CLO Fund portfolio collateral, are senior secured corporate loans from a variety of industries, including but not limited to the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas, and finance industries. Bank loan investments mature at various dates between 2012 and 2019, pay interest at Libor plus a spread of up to 7.75%, and typically range in credit rating categories from BBB down to unrated. At December 31, 2011, the unpaid par principal balance exceeded the fair value of the senior secured bank loans and bonds by approximately $60.8 million. At December 31, 2010, the unpaid par principal balance exceeded the fair value of the senior secured bank loans and bonds by approximately $33.0 million. Approximately 0.34% and 0.54% of the collateral assets at fair value were in default and placed on non-accrual status as of December 31, 2011 and December 31, 2010, respectively. At December 31, 2011 and 2010, all the CLO Fund investments are valued based on price quotations provided by an independent third-party pricing service which are indicative of traded prices and/or dealer price quotations.

CLO Fund liabilities issued by consolidated CLO Funds have a legal maturity at various dates between 2017 and 2021 and have a weighted average maturity of 7.3 years. The CLO Fund liabilities are issued in various tranches with different risk profiles and ratings. The interest rates are generally variable rates based on Libor plus a pre-defined spread, which varies from 0.25% for the more senior tranches to 5.15% for the more subordinated tranches. At December 31, 2011 and 2010, the outstanding balance on the CLO Fund liabilities issued by consolidated CLO Funds exceeds their fair value by approximately $174.2 million and

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

4. CLO FUNDS  – (continued)

$178.1 million, respectively. The investors in the CLO Funds’ liabilities have no recourse to the general credit of Trimaran. At December 31, 2011 and 2010, CLO Fund liabilities are recorded at fair value using current information, notably price quotations provided by independent brokers which have less observable inputs and as such are classified as Level 3 within the fair value hierarchy.

The CLO Funds that are consolidated herein have issued rated and unrated notes to finance their investments. Debt is presented at fair value with the difference between amortized book value and fair value recorded as unrealized gain/loss.

The following table presents the fair value hierarchy levels of the CLO investments held and CLO Fund liabilities issued by the CLOs, which are measured at fair value as of December 31, 2011 and December 31, 2010:

		December 31, 2011
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	($ in millions)
Assets
Investments of CLO funds	$1,349.0	$—	$1,349.0	$—
Liabilities
CLO fund liabilities	1,260.1	—	—	1,260.1

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 liabilities related to the CLO Funds using significant unobservable inputs:

	For the Year Ended December 31,
	2011	2010
	($ in millions)
Beginning balance	$1,264.0	$1,161.2
Repayment of debt	4.6	2.8
Unrealized appreciation/(depreciation)	0.7	105.6
Ending balance	1,260.1	1,264.0
Changes in unrealized appreciation/(depreciation) included in net realized and unrealized loss related to liabilities still held at the reporting date	0.7	105.6

Trimaran’s policy for transfers between levels is to recognize such transfer at the beginning of the reporting period in which they occur. There were no transfers in or out of Level 3, Level 2 and Level 1 for the periods presented.

For the years ended December 31, 2011 and December 31, 2010, the consolidated debt of the CLOs incurred interest expense of $36.4million and $33.0million, respectively, with such amounts included in the accompanying Consolidated Statements of Operations as Interest Expense of CLO Fund liabilities.

5. TERM LOANS

On August 2, 2007, Trimaran entered into a Loan Agreement, as amended on March 16, 2009 (the “Loan Agreement”), with Natixis Financial Products, Inc. (“Lender”) to borrow up to $10 million in Term Loans. Under the Loan Agreement, the period allowing drawdowns expired in December 2007. Borrowings under the Loan Agreement have a maturity date of August 2, 2012.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

5. TERM LOANS  – (continued)

Borrowings under the Loan Agreement bear interest at a rate equal to LIBOR plus 3.00% per annum or the Prime Rate plus 1.75% per annum depending upon the nature of the loan. For all periods presented, interest was based on LIBOR plus 3.00% and interest rates for borrowing under the Term Loans ranged from 3.25% to 5.21%.

Trimaran has elected the fair value option in accordance with FASB ASC Topic 825 (“ASC 825”), Financial Instruments, for the Term Loans which are recorded at fair value in accordance with ASC 810. Trimaran believes that accounting for the Term Loans at fair value most closely reflects Trimaran’s obligations.

Trimaran’s valuation methodology utilizes a discounted cash flow analysis based on: (i) cash flow projections for the loan (which take into account the relevant amortization schedule in effect at each valuation measurement date) and (ii) market (discount) rates that Trimaran believes were commensurate for the nature, type and risk of the position at each respective valuation measurement date. The unpaid principal balance on the Term Loans is $1.9 million and $2.5 million as of December 31, 2011 and December 31, 2010, respectively.

The following table presents the fair value hierarchy levels of the Term Loans which are measured at fair value as of December 31, 2011 and December 31, 2010:

		Natixis Loan (Term Loans)
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	($ in millions)
Term loans outstanding as of:
December 31, 2011	$1.9	$—	$—	$1.9
December 31, 2010	2.3	—	—	2.3

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 liabilities related to the Term Loans using significant unobservable inputs:

	For the Year Ended December 31,
	2011	2010
	($ in millions)
Beginning Balance	$2.3	$2.3
Repayment of debt	0.5	0.4
Unrealized appreciation/(depreciation)	0.2	0.4
Ending balance	1.9	2.3
Changes in unrealized appreciation/(depreciation) included in net realized and unrealized loss related to liabilities still held at the reporting date	0.2	0.4

Trimaran’s policy for transfers between levels is to recognize such transfer at the beginning of the reporting period in which they occur. There were no transfers in or out of Level 3, Level 2 and Level 1 for the periods presented.

Interest on the Company’s Term loans is accrued and generally paid quarterly. The CLO Funds managed by Trimaran that are consolidated herein, have issued rated and unrated bonds to finance their operations. Interest on CLO Fund liabilities other than the unrated, junior subordinated tranches is calculated by the trustee. The interest expense for the unrated, junior subordinated tranches is based on effective yield. Interest is accrued and generally paid quarterly.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

5. TERM LOANS  – (continued)

During the years ended December 31, 2011, December 31, 2010 and December 31, 2009, the Company incurred interest expense on the Term Loans of $0.07 million, $0.09 million and $0.11 million, respectively, with such amounts included in the accompanying Consolidated Statements of Operations as part of Interest Expense of Term Loan.

6. INCOME TAXES

Trimaran is a Delaware limited liability company and intends to be treated as a partnership for U.S. federal income tax purposes. In general, partnerships are not subject to entity-level tax on their income, but the income of a partnership is taxable to its owners on a flow-through basis. However, certain aspects of the Company’s business are subject to New York City unincorporated business tax. For the years ended December 31, 2011, 2010 and 2009, the Company was subject to unincorporated business tax of $43,544, $3,561, and $37,621, respectively, included on the accompanying consolidated statement of operations.

The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes. The Company also applies the accounting principles related to the accounting for uncertainty in income taxes. These principles provide guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company has no liabilities for unrecognized tax benefits for the years ended December 31, 2011 and 2010.

In accordance with federal and state income tax regulations, income taxes related to the Company’s income are not levied on the Company and are the responsibility of the Company’s members.

7. PROPERTY AND EQUIPMENT

As of December 31, 2011 and 2010, property and equipment consist of the following:

	For the Year Ended December 31,
	2011	2010
Leasehold improvements	$452,931	$452,931
Software	71,201	71,201
Computer	94,654	90,994
Furniture and fixtures	74,824	74,824
Telephone	37,572	37,572
	731,182	727,522
Less: Accumulated depreciation and amortization	(474,595)	(405,702)
	$256,587	$321,820

Depreciation and amortization expense of $68,893, $71,258 and $87,906 is included on the accompanying consolidated statement of operations for the years ended December 31, 2011, 2010 and 2009, respectively.

8. 401(K) PLAN

The Company maintains a 401(k) profit sharing plan. Employees who are 21 years of age are eligible to participate after 6 months of service. Each year, employees can make salary contributions up to the lesser of 90% of eligible compensation or the annual Internal Revenue Service limitations. The Company matched 50% of the employee contributions up to a maximum of 6% of the employees’ eligible compensation contributed to the plan for the year ended December 31, 2009 and the period January 1, 2010 through May 31, 2010. The Company ceased employer contributions beginning June 1, 2010. Employer contributions to the 401(k) plan were $18,461 and $81,056 for the years ended December 31, 2010 and 2009, respectively.

TRIMARAN ADVISORS, L.L.C.

Notes to Consolidated Financial Statements

9. COMMITMENTS AND CONTINGENCIES

CLO Funds

The CLO funds have purchase commitments (net of sale commitments) to fund approximately $24.1 million and $3.1 million of investments as of December 31, 2011 and December 2010, respectively.

Leases

Commencing on January 16, 2007, Trimaran jointly with Trimaran Fund Management, LLC, entered into a three-year non-cancelable lease agreement for office space which expired on January 30, 2010. On June 29, 2009, the Company entered into an agreement extending the term of the lease until January 31, 2011, on July 22, 2010, the Company extended the term of the lease until January 31, 2012 and on September 16, 2011, the Company extended the term of the lease until January 31, 2013. The agreement between the Company and Trimaran Fund Management, LLC relates to the monthly allocation of rent expense based on a percentage agreed upon between such parties.

The following table summarizes our future minimum lease payments as of December 31, 2011:

Contractual Obligations	2012	2013	Thereafter
Lease (rent) obligations	$555,411	$48,264	$—

Rent and Related Expenses approximated $0.5 million, $0.5 million and $0.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

10. RELATED PARTY TRANSACTIONS

During 2011, 2010 and 2009, the Company allocated $468,236, $527,761 and $381,213, respectively, of overhead expense to an affiliate based upon common use of office space and other resources. The amount due from this affiliate at December 31, 2011 and 2010 was $982,112 and $522,209, respectively, which is included in other assets in the consolidated balance sheet. Also during 2011 and 2010 the Company was allocated $663,000 and $670,000, respectively, of personnel expenses from another affiliate based upon time spent on the Company’s business by employees of the affiliate. The associated expense is included in compensation in the consolidated statement of operations. At December 31, 2011 and 2010 there are no amounts due to this affiliate related to this expense allocation.

11. SUBSEQUENT EVENTS

In accordance with ASC Topic 855, Subsequent Events, Trimaran has evaluated events since December 31, 2011 through May 14, 2012, which is the date these financial statements were available to be issued. The Company has determined that there are no material events that would require their disclosure in the financial statements other than the following:

On February 29, 2012, 100% of the equity interests of Trimaran Advisors, L.L.C., along with the Company’s ownership interests in the unrated, junior subordinated tranches of the CLO Funds managed by Trimaran, were acquired by Kohlberg Capital Corporation and its affiliates (“Kohlberg Capital“). The aggregate consideration for the equity interests in Trimaran consisted of $13.0 million in cash and 3,600,000 shares of common stock, par value $0.01 per share, at a fair value of $7.10 per share at the date of issuance, of Kohlberg Capital. The Company’s interests in the unrated, junior subordinated tranches of the four CLOs were acquired for $12.0 million in cash. The Company follows the acquisition method of accounting which requires that the assets purchased and the liabilities assumed all be reported at their fair value, with any excess of purchase consideration over the net assets being reported as goodwill. As part of the valuation, intangible assets were identified and a fair value was determined as required by the accounting guidance for business combinations. The Company recognized a $15.7 million intangible asset related to the CLO Fund asset management contracts for the CLOs managed by the Company, which is being amortized over an estimated economic life of 54 months.

Prospectus

Barclays
Stifel
Janney Montgomery Scott
JMP Securities
Ladenburg Thalmann & Co. Inc.
Wunderlich Securities

February 5, 2013